UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-5514

(Investment Company Act File Number)

MTB Group of Funds

(Exact Name of Registrant as Specified in Charter)

MTB Investment Advisors, Inc.

100 East Pratt St., 15th Floor

Baltimore, MD 21202

(Address of Principal Executive Offices)

410.986.5600

(Registrant’s Telephone Number)

Thomas R. Rus

MTB Investment Advisors, Inc.

100 East Pratt St., 15th Floor

Baltimore, MD 21202

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 04/30

Date of Reporting Period: Fiscal year ended 04/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Managed by MTB Investment Advisors, Inc.

PRESIDENT’S MESSAGE AND

ANNUAL REPORT — APRIL 30, 2009

MTB Group of Funds

Short Duration Government
    Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Managed Allocation Fund – Conservative Growth Managed Allocation Fund – Moderate Growth Managed Allocation Fund – Aggressive Growth Balanced Fund Large Cap Value Fund	Large Cap Growth Fund Multi Cap Growth Fund Mid Cap Growth Fund Small Cap Growth Fund International Equity Fund

i

Dear Investor:

I am pleased to enclose the Annual Report of the MTB Group of Funds. This report covers the Funds’ fiscal year, which is the 12-month reporting period from May 1, 2008 through April 30, 2009. Inside, you will find a discussion of the factors impacting the Funds’ performance during the reporting period, as well as a complete listing of the Funds’ holdings and financial statements.

The Economy and Financial Markets in Review

MTB Investments Advisors, Inc., the advisor to the MTB Group of Funds, has provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

The dramatic business events of 2008 have been well documented. They include government intervention in bailouts of government-sponsored enterprises such as Fannie Mae and Freddie Mac and funding for financial institutions via the Troubled Asset Relief Program (T.A.R.P.). In addition, bankruptcies and forced marriages brought the end of independence for some old-line names in finance, retailing and industry.

The National Bureau of Economic Research declared that the current recession began in December 2007, marked its one-year anniversary at the end of last year, and is now in its 17th month. It is already longer, and probably deeper than any post-war recession.

In spite of the dark clouds, there are rays of sunshine. Interest rates are down, and selected commodity prices have receded. The newly elected Administration has named a highly respected economic team and given it the highest priority to get the economy back on a growth track.

The economy during the first half of 2009 should continue to be choppy, with more negative news in employment, housing, and consumer confidence. However, past actions and projected future actions are expected to start turning the economy around in the second half of the year. These actions include:

•	Lower interest rates

•	A significant fiscal stimulus package

•	Appropriate government intervention

•	Possible restrictions placed on the role of speculators

•	Lower commodity prices

•	Coordinated co-operation among World Central Banks.

Assuming peaceful settlement of global political disputes and advancement of the actions noted above, we feel the U.S. economy can begin to show positive growth by the end of this year and into 2010.

The Bond Markets

Over the last year, performance in the bond market has been broadly split into two categories. Treasury bills, notes and bonds have performed extremely well, the beneficiary of “flight to quality” buying, an accommodative Federal Reserve, and deflationary forces. Conversely, returns on municipals, corporate bonds and agency securities have grossly underperformed the treasury market. Demand for these securities, as well as liquidity in the marketplace was difficult. As a result, the difference in yield between treasuries and other fixed income sectors has grown to historic levels. It has been only in the last two months of our fiscal year (March and April) that performance in the corporate bond market has picked up relative to the treasury market. We believe that the extremely low federal funds rate will persist throughout calendar year 2009. While recognizing that defaults in the corporate bond market should increase, we believe that the risk/reward in corporate bonds is superior to that in the treasury market. We believe that increasing treasury supply in the form of weekly auctions should move rates higher over time. We remain cautious on the prospects of the treasury market.

PRESIDENT’S MESSAGE  /  April 30, 2009

ii

For the 12-month reporting period May 1, 2008 through April 30, 2009, bond market indices performed as follows1:

Barclay’s Capital Bond Index[2]	Barclay’s Capital Treasuries[3]	Barclay’s Capital Mortgage-Backed[4]	Barclay’s Capital Corporate[5]	Barclay’s Capital Municipals[6]
3.84%	7.36%	8.28%	(3.16)%	3.11%

The Stock Markets

The decoupling of emerging market growth from growth in the developed world provided investors an investment thesis that could shield portfolios from the financial crisis caused by the decline in housing prices. As the year went on, the credit crisis spread from the United States to the rest of the world. By early summer, financial institutions started to fail, causing the de-leveraging of the global economy. The decoupling story had no legs to stand on. We actually did live in a global village where our economic prosperity had become very intertwined.

Attention should thus be focused on how the economy, i.e. aggregate demand, will grow after the U.S. and global economies are stabilized. We suggest that after a cyclical recovery, the structure of the U.S. economy, and thus the global economy, will change. Furthermore, the policy suggested by the new administration gives us insight that they understand that the evolution of the economy will follow this path. Namely, focus on shovel-ready projects to put people to work and at the same time refocus policy on science, technology and education. Simply put, we suggest that after a cyclical recovery, the U.S. economy may need to grow differently. Focus should be directed on those sectors, which could lead the new U.S. economy into the next phase of globalization. Finally, we suggest that the next phase of globalization may have substantial differences from the previous phase. To be sure, this new phase of globalization will not happen without the U.S. economy playing a major role in its development.

For the 12-month reporting period May 1, 2008 through April 30, 2009, stock market indices performed as follows:

S&P 500[7]	Dow Jones Industrial Average[8]	NASDAQ[9]
(35.31)%	(34.24)%	(28.08)%

The MTB Group of Funds, with assets of $9.3 billion as of April 30, 2009, give investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income10, stay ahead of inflation, or keep your cash working, one or more of the MTB Group of Funds can provide you with the diversification, flexibility and professional management you need.11

Sincerely,

Timothy L. Brenner

President

June 12, 2009

For more complete information, please download the MTB Group of Funds’ prospectus available on www.mtbfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any Fund.

April 30, 2009  /  PRESIDENT’S MESSAGE

iii

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Barclay’s Capital U.S. Aggregate Bond Index, formally known as the Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index composed of securities from the Barclay’s Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. Indexes are unmanaged and it is not possible to invest directly in an index.

3.	Barclay’s Capital U.S. Treasury Bond Index is composed of all US Treasury publicly issued notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Indexes are unmanaged and it is not possible to invest directly in an index.

4.	Barclay’s Capital Fixed Rate Mortgage Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA graduated Payment Mortgages. Indexes are unmanaged and it is not possible to invest directly in an index.

5.	Barclay’s Capital U.S. Credit Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody’s Investors Service or BBB by Standard and Poor’s, if unrated by Moody’s. Collateralized Mortgage Obligations (CMOs) are not included. Indexes are unmanaged and it is not possible to invest directly in an index.

6.	Barclay’s Capital Municipal Bond Index is a broad market performance benchmark index for the tax-exempt bond market. To be included in the Barclay’s Capital Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par balance of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Indexes are unmanaged and it is not possible to invest directly in an index.

7.	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and it is not possible to invest directly in an index.

8.	Dow Jones Industrial Average (“DJIA”) is an unmanaged average which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. Indexes are unmanaged and it is not possible to invest directly in an index.

9.	NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Indexes are unmanaged and it is not possible to invest directly in an index.

10.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

11.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2009

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2009

MTB Group of Funds

Short Duration Government
    Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Managed Allocation Fund – Conservative Growth Managed Allocation Fund – Moderate Growth Managed Allocation Fund – Aggressive Growth Balanced Fund Large Cap Value Fund	Large Cap Growth Fund Multi Cap Growth Fund Mid Cap Growth Fund Small Cap Growth Fund International Equity Fund

1

MTB SHORT DURATION GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Short Duration Government Bond Fund (“the Fund”) outperformed its peer group returning 4.59% for Class A Shares, 3.80% for Class B Shares and 4.96% for Institutional I Shares, based on net asset value,* while the Lipper*** Short U.S. Government Average returned 2.96% and the Barclay Capital 1-3 Year U.S. Government Bond Index, formerly known as the Lehman Brothers 1-3 Year U.S. Government Bond Index, returned 4.71%.**

This past fiscal year was one for the history books! The credit crises that started back in the summer of 2007 grew into the worst economic and financial market environment since the great depression. In the span of several months, starting in late summer and continuing through the fall, the markets witnessed: the collapse of AIG, the world’s largest insurance company; the government bailout of Fannie Mae and Freddie Mac; the sale of Merrill Lynch to Bank of America; the passage of a $700 billion government recapitalization plan for the banking industry; and Federal Reserve (the “Fed”) lowering the Fed funds target to a range of 0-.25%. Investors reacted by seeking the safety of treasury securities. The 2-year treasury yield declined to a record low of 0.65% in mid-December. The 10-year treasury yield also declined to a record low yield of 2.08%, as investors feared a deflationary spiral.

The economy continued to deteriorate as the flow of credit seized, and both consumers and businesses stopped spending. The 4th quarter of 2008 and 1st quarter of 2009 experienced the sharpest 2-quarter decline of GDP since 1947. The unemployment rate has climbed to a 25-year high of 8.9%. Inflation, as measured by the CPI, has fallen to -0.7% for the past year as energy prices have declined. This is the 1 st decline in the general level of prices since 1955.

As a result of the alphabet soup of government programs initiated by the Fed and Treasury to support the banks and credit markets, the financial markets have started to heal. Healthy companies have been able to access the debt markets. The short-term credit markets are functioning. Three-month LIBOR has declined, as banks are more willing to lend to each other. Corporate risk premiums have tightened, resulting in the corporate bond market experiencing its best month ever in April. The economic environment remains precarious, however, Fed chairman Bernanke has commented that the economy appears to have sprouted some “green shoots” as spring has arrived. The most recent consumer confidence surveys have improved, as have the purchasing managers surveys.

Treasury yields have moved higher during 2009 as investors are more willing to take on risk and fears of deflation have subsided. Also, the Treasury is issuing record amounts of debt to fund the government programs and finance the economic stimulus programs. In an attempt to keep interest rates from rising, the Fed announced in March that they would purchase $300 billion in treasury securities. The Fed’s announcement led to the largest one-day bond market rally since the stock market crash of 2007.

However, as signs of economic and financial market stability return, interest rates have moved higher. As of April 30, 2009, the yield on the 3-year Treasury note was 1.38%.

Looking forward we will continue to utilize our disciplined relative value investment process.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 1.48%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (1.20)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. Government obligations with maturities between one and three years. This index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2009

2

MTB SHORT DURATION GOVERNMENT BOND FUND – CLASS A AND B SHARES

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Short Duration Government Bond Fund (Class A and B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”)4 and the Lipper Short U.S. Government Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B
1 Year	1.48%	(1.20)%
5 Years	3.07%	2.64%
Start of Performance (8/18/03)	2.86%	2.46%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 3.00% for Class A and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B
Before Waivers	1.26%	1.76%
After Waivers	0.81%	1.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700).

2	Represents a hypothetical investment of $10,000 in Class B Shares of the Fund. The ending value of the Fund reflects the CDSC of 1.00% on any redemption up to 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. Index and Lipper Average performance presented is as of the nearest month-end following inception date.

4	The BC1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2009  /  ANNUAL REPORT

3

MTB SHORT DURATION GOVERNMENT BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short Duration Government Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”)2 and the Lipper Short U.S. Government Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	4.96%
5 Years	3.93%
10 Years	4.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.01%
After Waivers	0.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The BC1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Short Duration Government Bond Fund is the successor to the Governor Limited Duration Government Securities Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Limited Duration Government Securities Fund.

ANNUAL REPORT  /  April 30, 2009

4

MTB SHORT-TERM CORPORATE BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Short-Term Corporate Bond Fund (“the Fund”) returned 3.59% for Class A Shares, 2.81% for Class B Shares and 3.64% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclay’s Capital 1-3 Year U.S. Government/Credit Bond Index,** formerly known as the Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index, which returned 3.95% and its peer group, the Lipper Short Investment Grade Debt Funds Average*** which returned (3.57)%.

Over the course of the year, as the credit crisis began to take hold, the Fund significantly increased its allocation to U.S. Treasuries, particularly those maturing between 2 and 5 years. The Fund also reduced its allocation to the finance sector of the corporate bond market and increased its allocation to defensive industrial issuers. It also increased its positions in commercial paper with short maturities. The net result of this activity was to increase the defensive posture of the Fund as the credit crisis unfolded and the economy deteriorated. These strategic decisions propelled the Fund to outperform its peer group.

The U.S. Congress, the U.S. Treasury, and the Federal Reserve reacted both forcefully and swiftly to the largest economic crisis since the Great Depression. By the calendar end of 2008, it became clear that the risk of a systemic crisis had passed. Although economic conditions would continue to deteriorate, the valuations that existed in the corporate sector offered compelling relative value. The fiscal responses to ameliorate the country’s economic condition meant that there would be a record amount of U.S. Treasuries being issued over the next several quarters. As a result of this backdrop, the Fund reversed its defensive posture. It began to selectively increase its allocation to corporates within the financial sector while reducing its exposure to U.S. Treasuries.

The Fund will continue to analyze the changing economic conditions with the various valuations that present themselves in the short end of the corporate bond market and migrate to those issuers that offer the most compelling value.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 0.43%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (2.19)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Bond prices are sensitive to change in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2009  /  ANNUAL REPORT

5

MTB SHORT-TERM CORPORATE BOND FUND – CLASS A AND B SHARES

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Short-Term Corporate Bond Fund (Class A and B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2009, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)4 and the Lipper Short Investment Grade Debt Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B
1 Year	0.43%	(2.19)%
5 Years	2.69%	2.16%
Start of Performance (8/25/03)	2.53%	2.13%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 3.00% for Class A and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B
Before Waivers	1.49%	1.99%
After Waivers	0.89%	1.75%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund reflects the CDSC of 1.00% on any redemption up to 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. Index and Lipper Average performance presented is as of the nearest month-end following inception date.

4	The BCGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2009

6

MTB SHORT-TERM CORPORATE BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short-Term Corporate Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)2 and the Lipper Short Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	3.64%
5 Years	3.50%
10 Years	3.84%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.24%
After Waivers	0.74%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The BCGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	Performance presented prior to August 22, 2003 reflects the performance of the ARK Short-Term Bond Portfolio, which the MTB Short-Term Corporate Bond Fund acquired pursuant to a reorganization on that date.

April 30, 2009  /  ANNUAL REPORT

7

MTB U.S. GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB U.S. Government Bond Fund (“the Fund”) returned 4.42% for Class A Shares, 3.15% for Class B Shares and 4.18% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclay’s Capital U.S. Government Bond Index,** formerly known as the Lehman Brothers U.S. Government Bond Index, which returned 7.03% and its peer group, the Lipper U.S. Government Funds Average*** which returned 4.68%.

This past fiscal year was one for the history books! The credit crises that started back in the summer of 2007 grew into the worst economic and financial market environment since the great depression. In the span of several months, starting in late summer and continuing through the fall, the markets witnessed: the collapse of AIG, the world’s largest insurance company; the government bailout of Fannie Mae and Freddie Mac; the sale of Merrill Lynch to Bank of America; the passage of a $700 billion government recapitalization plan for the banking industry; and the Federal Reserve (the “Fed”) lowering the Fed funds target to a range of 0 - .25%. Investors reacted by seeking the safety of treasury securities. The 2-year treasury yield declined to a record low of 0.64% in mid-December. The 10-year treasury yield also declined to a record low yield of 2.05%, as investors feared a deflationary spiral.

The economy continued to deteriorate as the flow of credit seized, and both consumers and businesses stopped spending. The 4th quarter of 2008 and 1st quarter of 2009 experienced the sharpest 2-quarter decline of GDP since 1958. The unemployment rate has climbed to a 25-year high of 8.9%. Inflation, as measured by the CPI, has fallen to -0.4% for the past year as energy prices have declined. This is the 1st decline in the general level of prices since 1955.

As a result of the alphabet soup of government programs initiated by the Fed and Treasury to support the banks and credit markets, the financial markets have started to heal. Healthy companies have been able to access the debt markets. The short-term credit markets are functioning. Three-month LIBOR has declined, as banks are more willing to lend to each other. Corporate risk premiums have tightened, resulting in the corporate bond market experiencing its best month ever in April. The economic environment remains precarious, however, Fed chairman Bernanke has commented that the economy appears to have sprouted some “green shoots” as spring has arrived. The most recent consumer confidence surveys have improved, as have the purchasing managers surveys.

Treasury yields have moved higher during 2009 as investors are more willing to take on risk and fears of deflation have subsided. Also, the Treasury is issuing record amounts of debt to fund the government programs and finance the economic stimulus programs. In an attempt to keep interest rates from rising, the Fed announced in March that they would purchase $300 billion in treasury securities. The Fed’s announcement led to the largest one-day bond market rally since the stock market crash of 2007.

However, as signs of economic and financial market stability return, interest rates have moved higher. As of April 30, 2009, the yield on the 10-year Treasury note was 3.16%.

This past fiscal year, the bond market experienced historic volatility. The Fund’s shorter duration+ strategy versus the benchmark and our peer group resulted in the Fund slightly underperforming its benchmark and peer group. Our lack of exposure to the 30-year treasury added to the Fund’s under performance. A review of our sector allocation reveals that the portfolio did benefit from our under weighting to the mortgage-backed securities market as this sector experienced its worst year ever in 2008.

Looking forward, we will continue to utilize our disciplined relative value investment process.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (0.32)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (1.85)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital U.S. Government Bond Index is a market value weighted index of U.S. government and agency securities (other than mortgage securities) with maturities of one year or more. It is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

+	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2009

8

MTB U.S. GOVERNMENT BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB U.S. Government Bond Fund (Class A Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital U.S. Government Bond Index (“BCUSGB”)2 and the Lipper U.S. Government Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(0.32)%
5 Years	3.33%
10 Years	4.54%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.39%
After Waivers	0.94%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The BCUSGB and the Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2009  /  ANNUAL REPORT

9

MTB U.S. GOVERNMENT BOND FUND – CLASS B AND INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $10,0001 ,2 in the MTB U.S. Government Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Barclays Capital U.S. Government Bond Index (“BCUSGB”)3 and the Lipper U.S. Government Funds Average.

The graph below illustrates the hypothetical investment of $100,000 2 in the MTB U.S. Government Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Barclays Capital U.S. Government Bond Index (“BCUSGB”)3 and the Lipper U.S. Government Funds Average.

Average Annual Total Returns for the Period Ended April 30, 2009

	Class B	Institutional I
1 Year	(1.85)%	4.18%
5 Years	2.93%	4.31%
Start of Performance (8/18/03)	2.99%	4.21%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable for Class B Shares.

Annual Operating Expense Ratio

	Class B	Institutional I
Before Waivers	1.89%	1.14%
After Waivers	1.83%	0.83%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund reflects the CDSC of 1.00% on any redemption up to 6 years from the purchase date.

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. Index and Lipper Average performance presented is as of the nearest month-end following inception date.

3	The BCUSGB and the Lipper U.S. Government Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2009

10

MTB NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB New York Municipal Bond Fund (“the Fund”) returned 0.44% for Class A Shares, (0.41)% for Class B Shares, and 0.54% for the Institutional I Shares, based on net asset value,* versus a return of 3.34% for its benchmark, the Barclay’s Capital New York Tax-Exempt Index,** formerly known as the Lehman Brothers New York Tax-Exempt Index.

The strong performance of the middle part of the yield curve (7- and 10-year) over the past 12 months is reflected in the return of the benchmark. The Fund invests along the yield curve and, while it holds securities in this section of the yield curve, it also owns securities with shorter and longer maturities, which underperformed the belly of the yield curve.

The market turmoil that began in 2007 carried into 2008 as the economy began to falter. Investors fleeing to the safety of Treasury securities propelled those yields lower, and left municipal yields in their wake. This caused municipal bonds to underperform U.S. Treasuries and the general taxable bond market for the better part of the year. Lower quality municipals underperformed Treasuries even more than high-grade tax-exempt securities as municipal credit spreads widened significantly. During the 4th quarter of 2008, spreads between BBB-rated and AAA-rated municipals more than doubled as investors required more yield+ to move down in credit quality. As the economy weakened further and credit concerns deepened, investors began to pull money from municipal bond mutual funds causing forced selling. The result of the forced selling caused a drop in liquidity in the municipal market as the usual buyers were hesitant to take on additional inventory with the expectation of increased supply (both new issue and secondary) and amplified credit concerns. Buyers were purchasing only the strongest of credits, shunning all other credits (both insured and uninsured), resulting in even wider credit spreads. All of these factors combined to make the municipal market difficult to navigate during the past year. The incremental yield advantage of owning a high-grade tax-exempt bond was more than 200% of U.S. Treasury issues in some maturities during most of the year.

Over the course of the past year, the municipal bond yield curve has steepened, with short-term rates falling by more than 100 basis points to roughly 1.40% in response to the Fed’s easing program and long-term rates staying virtually unchanged at 4.55% due to turmoil in the financial markets.

The Fund’s overall credit quality is A1, while the State of New York’s general obligation debt continues to be rated Aa3/AA by Moody’s, and Standard & Poor’s.++ The portfolio’s weighting in high quality, short duration securities has contributed positively to the Fund’s performance over the past year, however, the Fund’s holdings in mid-to-lower quality, long-duration assets has limited performance. We anticipated an increase in supply would push rates higher and, therefore, we maintained a shorter duration*** stance than usual, which hurt the performance of the Fund relative to its benchmarks. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the alternative minimum tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (4.06)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (5.23)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital New York Tax-Exempt Index is a total return performance benchmark for the New York long-term investment grade tax-exempt bond market. Returns and attributes for this index are calculated semi-monthly using approximately 22,000 municipal bonds classified as general obligation bonds (state and local), revenue bonds (excluding insured revenue bonds), insured bonds (includes all bond insurers with Aaa/AAA ratings), and pre-refunded bonds. The index is unmanaged and it is not possible to invest directly in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

+	High yield, lower-rates securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

++	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

New York Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by New York issuers. The economy of New York state is large and diverse, from agriculture, manufacturing, and high technology in upstate counties to advertising, finance and banking in New York City. Any major changes to the financial conditions on New York City, however, would ultimately have an effect on the state.

April 30, 2009  /  ANNUAL REPORT

11

MTB NEW YORK MUNICIPAL BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB New York Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital New York Tax-Exempt Index (“BCNYTE”)2 and the Lipper New York Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(4.06)%
5 Years	1.82%
10 Years	3.08%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.41%
After Waivers	0.79%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2009

12

MTB NEW YORK MUNICIPAL BOND FUND – CLASS B AND INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB New York Municipal Bond Fund (Class B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Barclays Capital New York Tax-Exempt Index (“BCNYTE”) 2 and the Lipper New York Intermediate Municipal Debt Funds Average.3

The graph below illustrates the hypothetical investment of $100,000 2 in the MTB New York Municipal Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Barclays Capital New York Tax-Exempt Index (“BCNYTE”)2 and the Lipper New York Intermediate Municipal Debt Funds Average.3

Average Annual Total Returns for the Period Ended April 30, 2009

	Class B	Institutional I
1 Year	(5.23)%	0.54%
5 Years	1.54%	2.89%
Start of Performance (8/18/03)	1.99%	3.13%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable for Class B Shares.

Annual Operating Expense Ratio

	Class B	Institutional I
Before Waivers	1.91%	1.16%
After Waivers	1.66%	0.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund reflects the CDSC of 1.00% on any redemption up to 6 years from the purchase date.

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. Index and Lipper Average performance presented is as of the nearest month-end following inception date.

3	The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2009  /  ANNUAL REPORT

13

MTB PENNSYLVANIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year-ended April 30, 2009, the MTB Pennsylvania Municipal Bond Fund (the “Fund”) generated returns of 2.39% on Class A Shares, 1.48% on Class B Shares and 2.49% on Institutional I Shares, based on net asset value,* versus the Fund’s benchmarks which returned 5.94% for the Barclay’s Capital 10-Year Municipal Bond Index,** formerly known as the Lehman Brothers 10-Year Municipal Bond Index and 6.84% for the Barclay’s Capital 7-Year Municipal Bond Index,** formerly known as the Lehman Brothers 7-Year Municipal Bond Index.

The strong performance of the middle part of the yield curve (7- and 10-year) over the past 12 months is reflected in the returns of the benchmarks. The Fund invests along the yield curve and, while it holds securities in this section of the yield curve, it also owns securities with shorter and longer maturities, which underperformed the belly of the yield curve.

The market turmoil that began in 2007 carried into 2008 as the economy began to falter. Investors fleeing to the safety of Treasury securities propelled those yields++ lower, and left municipal yields in their wake. This caused municipal bonds to underperform U.S. Treasuries and the general taxable bond market for the better part of the year. Lower quality municipals underperformed Treasuries even more than high-grade tax-exempt securities as municipal credit spreads widened significantly. During the 4th quarter of 2008, spreads between BBB-rated and AAA-rated municipals more than doubled as investors required more yield to move down in credit quality. As the economy weakened further and credit concerns deepened, investors began to pull money from municipal bond mutual funds causing forced selling. The result of the forced selling caused a drop in liquidity in the municipal market as the usual buyers were hesitant to take on additional inventory with the expectation of increased supply (both new issue and secondary) and amplified credit concerns. Buyers were purchasing only the strongest of credits, shunning all other credits (both insured and uninsured), resulting in even wider credit spreads. All of these factors combined to make the municipal market difficult to navigate during the past year. The incremental yield advantage of owning a high-grade tax-exempt bond was more than 200% of U.S. Treasury issues in some maturities during most of the year.

Over the course of the past year, the municipal bond yield curve has steepened, with short-term rates falling approximately 140 basis points to roughly 1% in response to the Fed’s easing program and long-term rates staying virtually unchanged at 4.55% due to turmoil in the financial markets.

The Fund’s overall credit quality is A1, while the Commonwealth of Pennsylvania’s general obligation debt continues to be rated in the highest category (Aa2/AA) by Moody’s and Standard & Poor’s. The portfolio’s weighting in high quality, short duration*** securities has contributed positively to the Fund’s performance over the past year, however, the Fund’s holdings in lower quality, long-duration assets has limited performance. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the alternative minimum tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (2.20)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (3.45)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclay’s Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and it is not possible to invest directly in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

+	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

++	High yield, lower-rates securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

Pennsylvania Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Pennsylvania issuers. Pennsylvania’s economy has historically been dependent on heavy industry and agriculture but has diversified recently into medical and health services, education and financial services. Future economic difficulties in any of theses industries could have an adverse impact on the finances of the state.

ANNUAL REPORT  /  April 30, 2009

14

MTB PENNSYLVANIA MUNICIPAL BOND FUND – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Pennsylvania Municipal Bond Fund (Class A and B Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),4 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)4 and the Lipper Other States Intermediate Municipal Debt Funds Average.4

The graph below illustrates the hypothetical investment of $100,000 3 in the MTB Pennsylvania Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),4 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)4 and the Lipper Other States Intermediate Municipal Debt Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B	Institutional I
1 Year	(2.20)%	(3.45)%	2.49%
5 Years	2.07%	1.81%	3.10%
10 Years	3.07%	3.75%	3.66%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	1.38%	1.88%	1.13%
After Waivers	0.95%	1.83%	0.85%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions.

4	The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	Performance presented prior to August 15, 2003 reflects the performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date.

April 30, 2009  /  ANNUAL REPORT

15

MTB MARYLAND MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year-ended April 30, 2009, MTB Maryland Municipal Bond Fund (the “Fund”) generated returns of 1.10% on Class A Shares, 0.20% on Class B Shares and 1.20% on Institutional I Shares, based on net asset value,* versus the Fund’s benchmarks which returned 5.94% for the Barclay’s Capital 10-Year Municipal Bond Index,** formerly known as the Lehman Brothers 10-Year Municipal Bond Index, and 6.84% for the Barclay’s Capital 7-Year Municipal Bond Index,** formerly known as the Lehman Brothers 7-Year Municipal Bond Index.

The strong performance of the middle part of the yield curve (7- and 10-year) over the past 12 months is reflected in the returns of the benchmarks. The Fund invests along the yield curve and, while it holds securities in this section of the yield curve, it also owns securities with shorter and longer maturities, which underperformed the belly of the yield curve.

The market turmoil that began in 2007 carried into 2008 as the economy began to falter. Investors fleeing to the safety of Treasury securities propelled those yields++ lower, and left municipal yields in their wake. This caused municipal bonds to underperform U.S. Treasuries and the general taxable bond market for the better part of the year. Lower quality municipals underperformed Treasuries even more than high-grade tax-exempt securities as municipal credit spreads widened significantly. During the 4th quarter of 2008, spreads between BBB-rated and AAA-rated municipals more than doubled as investors required more yield to move down in credit quality. As the economy weakened further and credit concerns deepened, investors began to pull money from municipal bond mutual funds causing forced selling. The result of the forced selling caused a drop in liquidity in the municipal market as the usual buyers were hesitant to take on additional inventory with the expectation of increased supply (both new issue and secondary) and amplified credit concerns. Buyers were purchasing only the strongest of credits, shunning all other credits (both insured and uninsured), resulting in even wider credit spreads. All of these factors combined to make the municipal market difficult to navigate during the past year. The incremental yield advantage of owning a high-grade tax-exempt bond was more than 200% of U.S. Treasury issues in some maturities during most of the year.

Over the course of the past year, the municipal bond yield curve has steepened, with short-term rates falling approximately 140 basis points to roughly 1% in response to the Fed’s easing program and long-term rates staying virtually unchanged at 4.55% due to turmoil in the financial markets.

The Fund’s overall credit quality is A1, while the State of Maryland’s general obligation debt continues to be rated in the highest category (Aaa/AAA) by Moody’s, Standard & Poor’s. The portfolio’s weighting in high quality, short duration*** securities has contributed positively to the Fund’s performance over the past year, however, the Fund’s holdings in lower quality, long-duration assets has limited performance. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the alternative minimum tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (3.42)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (4.64)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclay’s Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and investments cannot be made in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

+	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

++	High yield, lower-rates securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

Maryland Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

ANNUAL REPORT  /  April 30, 2009

16

MTB MARYLAND MUNICIPAL BOND FUND – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Maryland Municipal Bond Fund (Class A and B Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),4 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)4 and the Lipper Other States Intermediate Municipal Debt Funds Average.4

The graph below illustrates the hypothetical investment of $100,000 3 in the MTB Maryland Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),4 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)4 and the Lipper Other States Intermediate Municipal Debt Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B	Institutional I
1 Year	(3.42)%	(4.64)%	1.20%
5 Years	1.86%	1.56%	2.92%
10 Years	3.07%	4.02%	3.70%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	1.39%	1.89%	1.14%
After Waivers	0.81%	1.72%	0.72%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemptions over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions.

4	The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

April 30, 2009  /  ANNUAL REPORT

17

MTB VIRGINIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year-ended April 30, 2009, the MTB Virginia Municipal Bond Fund (the “Fund”) generated a positive return of 3.73% on Class A Shares, based on net asset value,* versus the Fund’s benchmarks which returned 5.94% for the Barclay’s Capital 10-Year Municipal Bond Index,** formerly known as the Lehman Brothers 10-Year Municipal Bond Index and 6.84% for the Barclay’s Capital 7-Year Municipal Bond Index,** formerly known as the Lehman Brothers 7-Year Municipal Bond Index.

The strong performance of the middle part of the yield curve (7- and 10-year) over the past 12 months is reflected in the returns of the benchmarks. The Fund invests along the yield curve and, while it holds securities in this section of the yield curve, it also owns securities with shorter and longer maturities, which underperformed the belly of the yield curve.

The market turmoil that began in 2007 carried into 2008 as the economy began to falter. Investors fleeing to the safety of Treasury securities propelled those yields++ lower, and left municipal yields in their wake. This caused municipal bonds to underperform U.S. Treasuries and the general taxable bond market for the better part of the year. Lower quality municipals underperformed Treasuries even more than high-grade tax-exempt securities as municipal credit spreads widened significantly. During the 4th quarter of 2008, spreads between BBB-rated and AAA-rated municipals more than doubled as investors required more yield to move down in credit quality. As the economy weakened further and credit concerns deepened, investors began to pull money from municipal bond mutual funds causing forced selling. The result of the forced selling caused a drop in liquidity in the municipal market as the usual buyers were hesitant to take on additional inventory with the expectation of increased supply (both new issue and secondary) and amplified credit concerns. Buyers were purchasing only the strongest of credits, shunning all other credits (both insured and uninsured), resulting in even wider credit spreads. All of these factors combined to make the municipal market difficult to navigate during the past year. The incremental yield advantage of owning a high-grade tax-exempt bond was more than 200% of U.S. Treasury issues in some maturities during most of the year.

Over the course of the past year, the municipal bond yield curve has steepened, with short-term rates falling approximately 140 basis points to roughly 1% in response to the Fed’s easing program and long-term rates staying virtually unchanged at 4.55% due to turmoil in the financial markets.

The Fund’s overall credit quality is AA3, while the Commonwealth of Virginia’s general obligation debt continues to be rated in the highest category (Aaa/AAA) by Moody’s, Standard & Poor’s. The portfolio’s weighting in high quality, short duration*** securities has contributed positively to the Fund’s performance over the past year, however, the Fund’s holdings in mid-to-lower quality, long-duration assets has limited performance. We anticipated an increase in supply would push rates higher and, therefore, we maintained a shorter duration stance than usual, which hurt the performance of the Fund relative to its benchmarks. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the alternative minimum tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (0.91)%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclay’s Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and it is not possible to invest directly in an index.

***	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

+	Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

++	High yield, lower-rates securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

Virginia Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Virginia issuers. The economy of Virginia is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors. Such changes could include changes in political parties in power, government spending cuts or economic downturn.

ANNUAL REPORT  /  April 30, 2009

18

MTB VIRGINIA MUNICIPAL BOND FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Virginia Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),2 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”),2 the Lipper Virginia Municipal Debt Funds Average2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(0.91)%
5 Years	2.34%
10 Years	3.39%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.77%
After Waivers	0.87%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The BC10MB, BC7MB, the Lipper Virginia Municipal Debt Funds Average and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Virginia Municipal Bond Fund is the successor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The information presented above, for the periods prior to February 24, 2006, is historical information for the FBR Virginia Tax-Free Portfolio.

April 30, 2009  /  ANNUAL REPORT

19

MTB INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Intermediate-Term Bond Fund “the Fund” returned 4.20% for Class A Shares, 3.21% for Class B Shares and 4.35% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclay’s Capital Intermediate Government/Credit Bond Index,** formerly known as the Lehman Brothers Intermediate Government/Credit Bond Index, which returned 3.19% and its peer group, the Lipper Short Intermediate Investment Grade Debt Funds Average*** which returned (0.61)%.

Over the course of the year as the credit crisis began to take hold, the Fund significantly increased its allocation to U.S. Treasuries, particularly those maturing between 2 and 5 years. The Fund’s weighting to U.S. Treasuries increased during the summer of 2008. In tandem with this sector rotation, the Fund reduced its corporate positions in the overall portfolio. The Fund also continued to increase its allocation to U.S. Government mortgage-backed securities and shied away from the more esoteric sub-sectors of the mortgage and asset-backed securities market. The net result of this activity was to increase the defensive posture of the Fund as the credit crisis unfolded and the economy deteriorated. These strategic decisions propelled the Fund to outperform its benchmark.

The U.S. Congress, the U.S. Treasury, and the Federal Reserve reacted both forcefully and swiftly to the largest economic crisis since the Great Depression. By the calendar end of 2008, it became clear that the risk of a systemic crisis had passed. Although economic conditions would continue to deteriorate, the valuations that existed in the corporate sector offered compelling relative value. The fiscal responses to ameliorate the country’s economic condition meant that there would be a record amount of U.S. Treasuries being issued over the next several quarters. As a result of this backdrop, the Fund reversed its defensive posture. It began to selectively increase its allocation to Corporate Bonds while reducing its exposure to U.S. Treasuries.

The Fund will continue to analyze the changing economic conditions with the various valuations within the fixed income market and migrate to those sectors that offer the most compelling value.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (0.49)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (1.78)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital Intermediate Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT  /  April 30, 2009

20

MTB INTERMEDIATE-TERM BOND FUND – CLASS A AND B SHARES

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Intermediate Term Bond Fund (Class A and B Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”) 4 and the Lipper Short Intermediate Investment Grade Debt Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B
1 Year	(0.49)%	(1.78)%
5 Years	3.09%	2.85%
Start of Performance (8/18/03)	3.14%	2.95%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B
Before Waivers	1.36%	1.86%
After Waivers	0.85%	1.70%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund reflects the CDSC of 1.00% on any redemption up to 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. Index and Lipper Average performance presented is as of the nearest month-end following inception date.

4	The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2009  /  ANNUAL REPORT

21

MTB INTERMEDIATE-TERM BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Intermediate Term Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)2 and the Lipper Short Intermediate Investment Grade Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	4.35%
5 Years	4.20%
10 Years	4.91%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.11%
After Waivers	0.70%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Intermediate Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

ANNUAL REPORT  /  April 30, 2009

22

MTB INCOME FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Income Fund (“the Fund”) returned (0.84)% for Class A Shares, (1.69)% for Class B Shares and (0.71)% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index,** formerly known as the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.84% and its peer group, the Lipper Corporate A-Rated Debt Funds Average*** which returned (4.47)%.

This past fiscal year was one for the history books! The credit crises that started back in the summer of 2007 grew into the worst economic and financial market environment since the great depression. In the span of several months, starting in late summer and continuing through the fall, the markets witnessed: the collapse of AIG, the world’s largest insurance company; the government bailout of Fannie Mae and Freddie Mac; the sale of Merrill Lynch to Bank of America; the passage of a $700 billion government recapitalization plan for the banking industry; and the Federal Reserve (the “Fed”) lowering the Fed funds target to a range of 0 - .25%. Investors reacted by seeking the safety of treasury securities. The 2-year treasury yield declined to a record low of 0.64% in mid- December. The 10-year treasury yield also declined to a record low yield of 2.05%, as investors feared a deflationary spiral.

The economy continued to deteriorate as the flow of credit seized, and both consumers and businesses stopped spending. The 4th quarter of 2008 and 1st quarter of 2009 experienced the sharpest 2-quarter decline of GDP since 1958. The unemployment rate has climbed to a 25 year high of 8.9%. Inflation, as measured by the CPI has fallen to -0.4% for the past year as energy prices have declined. This is the 1st decline in the general level of prices since 1955.

As a result of the alphabet soup of government programs initiated by the Fed and Treasury to support the banks and credit markets, the financial markets have started to heal. Healthy companies have been able to access the debt markets. The short-term credit markets are functioning. Three-month LIBOR has declined, as banks are more willing to lend to each other. Corporate risk premiums have tightened resulting in the corporate bond market experiencing its best month ever in April. The economic environment remains precarious, however, Fed chairman Bernanke has commented that the economy appears to have sprouted some “green shoots” as spring has arrived. The most recent consumer confidence surveys have improved, as have the purchasing managers surveys.

Treasury yields have moved higher during 2009 as investors are more willing to take on risk and fears of deflation have subsided. Also, the Treasury is issuing record amounts of debt to fund the government programs and finance the economic stimulus programs. In an attempt to keep interest rates from rising, the Fed announced in March that they would purchase $300 billion in treasury securities. The Fed’s announcement led to the largest one-day bond market rally since the stock market crash of 2007. However, as signs of economic and financial market stability return, interest rates have moved higher. As of April 30, 2009, the yield on the 10-year Treasury note was 3.12%.

This past fiscal year, the bond market experienced historic volatility. The Fund’s allocation to higher quality and therefore less risky securities benefited the Fund. Our sector allocation to avoid sub-prime mortgage backed securities, the high yield sector and many of the fallen angels resulted in the Fund significantly out- performing its Lipper peer group. The Fund under-performed its benchmark because we did over weight the corporate sector versus the benchmark’s allocation to the corporate sector.

Looking forward we will continue to utilize our disciplined relative value investment process.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (5.30)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (6.42)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclay’s Capital U.S. Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Consumer Price Index (CPI) provides a measure of inflation at the retail level. The index is unmanaged and it is not possible to invest directly in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

April 30, 2009  /  ANNUAL REPORT

23

MTB INCOME FUND – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Income Fund (Class A and B Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)4 and the Lipper Corporate A-Rated Debt Funds Average.4

The graph below illustrates the hypothetical investment of $100,000 3 in the MTB Income Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital Aggregate Bond Index (BCAB)4 and the Lipper Corporate A-Rated Debt Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B	Institutional I
1 Year	(5.30)%	(6.42)%	(0.71)%
5 Years	1.82%	1.68%	2.97%
10 Years	3.60%	3.33%	4.25%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	1.29%	1.79%	1.06%
After Waivers	0.88%	1.73%	0.64%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestments of all dividends and distributions.

4	The BCAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

ANNUAL REPORT  /  April 30, 2009

24

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Managed Allocation Fund—Conservative Growth (the “Fund”) returned (17.50)% for Class A Shares, and (18.01)% for Class B Shares, based on net asset value,* versus its benchmarks, the S&P 500 Index** which returned (35.31)% and Barclay’s Capital U.S. Aggregate Bond Index,** formerly known as the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.84%.

The Fund suffered through one of the worst market environments on record over the last year. The equity components of the mix, while representing less than half the portfolio’s target allocation, were a drag on performance starting in the summer of 2008 and continuing through early March of 2009. The largest drag on performance within the equity component was the International Fund.*** However, all equity funds, regardless of their capitalization size or investment style, lost between one-third and one-half their values over the fiscal year period. The one bright spot occurred near fiscal year-end when the equity markets boasted a healthy rebound. From early March 2009 forward, the underlying equity funds in which the Fund invested rallied significantly, thereby mitigating some of the damage that had been done over the prior two quarters.

The fixed income side of the portfolio offered only a little help during the fiscal year, but it was welcome assistance. While any fund with investments other than short to intermediate term U.S. government securities or very short-term, investment grade corporate bonds saw fiscal year performance range from near zero to slightly negative for the period, the Fund’s significant allocation to short-term government securities and short-term, high quality corporate bonds during the year helped the holdings in the fixed side of the portfolio managed low to mid single digit returns and at least partially offset the losses from the equity exposure.

The two significant changes in the Fund occurred near the end of the fiscal year. The first of these was the termination of the three domestic blended stock funds (Large Cap Stock, Mid Cap Stock and Small Cap Stock) within the portfolio. The allocations to these funds were mapped into the three corresponding growth stock funds (Large Cap Growth, Mid Cap Growth and Small Cap Growth, respectively) where we believe return prospects will be brighter in the coming months. The result is a portfolio tilted more decidedly in the direction of a growth style of investing with less of an emphasis on the value style.

The second significant change in the Fund resides on the fixed side and also occurred near fiscal year-end. After the corporate bond market suffered a pull back in price and the government bond market enjoyed a sizable rally, we altered the emphasis between these two categories in the portfolio. Our government bond exposure was drastically reduced in favor of the Income Fund with its heavier allocation to intermediate term, investment grade corporate notes.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (20.83)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (21.89)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. Barclay’s Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. Indexes are unmanaged and it is not possible to invest directly in an index.

***	International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2009  /  ANNUAL REPORT

25

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Conservative Growth (Class A Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Standard & Poor’s 500 Index (“S&P 500”).2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(20.83)%
5 Years	(1.69)%
10 Years	0.56%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.00%.

Annual Operating Expense Ratio

Before Waivers	2.65%
After Waivers	1.88%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCAB and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BCAB and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Conservative Growth is the successor to the Governor Lifestyle Conservative Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Conservative Growth Fund.

ANNUAL REPORT  /  April 30, 2009

26

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Conservative Growth (Class B Shares) (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2009, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2 and the Standard & Poor’s 500 Index (“S&P 500”).2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(21.89)%
5 Years	(1.76)%
Start of Performance (4/29/02)	(0.41)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be higher or lower than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	3.15%
After Waivers	2.44%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCAB and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BCAB and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

April 30, 2009  /  ANNUAL REPORT

27

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Managed Allocation Fund—Moderate Growth (the “Fund”) returned (26.61)% for Class A Shares, and (27.16)% for Class B Shares, based on net asset value,* versus its benchmarks, the S&P 500 Index** which returned (35.31)% and Barclay’s Capital U.S. Aggregate Bond Index,** formerly known as the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.84%.

The Moderate Growth Fund suffered through one of the worst market environments on record over the last year. The equity components of the mix represent more than half the portfolio’s target allocation and were a drag on performance starting in the summer of 2008 and continuing through early March of 2009. The largest drag on performance within the equity component was the International Fund.*** However, all equity funds, regardless of their capitalization size or investment style, lost between one-third and one-half their values over the fiscal year period. The one bright spot occurred near fiscal year-end when the equity markets boasted a healthy rebound. From early March 2009 forward, the underlying equity funds in which the Fund invested rallied significantly, thereby mitigating some of the damage that had been done over the prior two quarters.

The fixed income side of the portfolio offered only a little help during the fiscal year, but it was welcome assistance. While any fund with investments other than short to intermediate term U.S. government securities or very short-term, investment grade corporate bonds saw fiscal year performance range from near zero to slightly negative for the period, the Fund’s significant allocation to short-term government securities and short-term, high quality corporate bonds during the year helped the holdings in fixed side of the portfolio managed low to mid single digit returns and at least partially offset the losses from the equity exposure.

The two significant changes in the Fund occurred near the end of the fiscal year. The first of these was the termination of the three domestic blended stock funds (Large Cap Stock, Mid Cap Stock and Small Cap Stock) within the portfolio. The allocations to these funds were mapped into the three corresponding growth stock funds (Large Cap Growth, Mid Cap Growth and Small Cap Growth, respectively) where we believe return prospects will be brighter in the coming months. The result is a portfolio tilted more decidedly in the direction of a growth style of investing with less of an emphasis on the value style.

The second significant change in the Fund resides on the fixed side and also occurred near fiscal year-end. After the corporate bond market suffered a pull back in price and the government bond market enjoyed a sizable rally, we altered the emphasis between these two categories in the portfolio. Our government bond exposure was drastically reduced in favor of the Income Fund with its heavier allocation to intermediate term, investment grade corporate notes.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (29.88)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (30.49)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. Barclay’s Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. Indexes are unmanaged and it is not possible to invest directly in an index.

***	International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT  /  April 30, 2009

28

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Moderate Growth, Class A Shares (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Standard & Poor’s 500 Index (“S&P 500”)2 and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(29.88)%
5 Years	(2.56)%
10 Years	(0.61)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	2.23%
After Waivers	1.89%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Moderate Growth is the successor to the Governor Lifestyle Moderate Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Moderate Growth Fund.

April 30, 2009  /  ANNUAL REPORT

29

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Moderate Growth, Class B Shares (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2009, compared to the Standard & Poor’s 500 Index (“S&P 500”)2 and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(30.49)%
5 Years	(2.70)%
Start of Performance (4/30/02)	(1.36)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	2.73%
After Waivers	2.66%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S & P 500 and the BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

ANNUAL REPORT  /  April 30, 2009

30

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Managed Allocation Fund—Aggressive Growth (the “Fund”) returned (38.02)% for Class A Shares, and (38.38)% for Class B Shares, based on net asset value,* versus its benchmarks, the S&P 500 Index** which returned (35.31)% and Barclay’s Capital U.S. Aggregate Bond Index,** formerly known as the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.84%.

The Fund suffered through one of the worst market environments on record over the last year. The equity components of the mix represent nearly all of the portfolio’s target allocation and served to drag on performance starting in the summer of 2008 and continuing through early March of 2009. The largest drag on performance within the equity component was the International Fund.*** However, all equity funds, regardless of their capitalization size or investment style, lost between one-third and one-half their values over the fiscal year period. The one bright spot occurred near fiscal year-end when the equity markets boasted a healthy rebound. From early March 2009 forward, the underlying equity funds in which the Fund invested rallied significantly, thereby mitigating some of the damage that had been done over the prior two quarters.

The fixed income side, representing only a fraction of the portfolio, offered only a little help during the fiscal year, but it was welcome assistance. While any fund with investments other than short to intermediate term U.S. government securities or very short-term, investment grade corporate bonds saw fiscal year performance range from near zero to slightly negative for the period, the Fund’s small allocation to short-term government securities during the year helped the holdings in fixed side of the portfolio managed a low to mid single digit return.

The two significant changes in the Fund occurred near the end of the fiscal year. The first of these was the termination of the three domestic blended stock funds (Large Cap Stock, Mid Cap Stock and Small Cap Stock) within the portfolio. The allocations to these funds were mapped into the three corresponding growth stock funds (Large Cap Growth, Mid Cap Growth and Small Cap Growth, respectively) where we believe return prospects will be brighter in the coming months. The result is a portfolio tilted more decidedly in the direction of a growth style of investing with less of an emphasis on the value style.

The second significant change in the Fund resides on the fixed side and also occurred near fiscal year-end. After the corporate bond market suffered a pull back in price and the government bond market enjoyed a sizable rally, we altered the emphasis between these two categories in the portfolio. Our government bond exposure reduced to zero in favor of the Income Fund with its heavier allocation to intermediate term, investment grade corporate notes.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (41.14)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (41.06)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. Barclay’s Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. Indexes are unmanaged and it is not possible to invest directly in an index.

***	International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2009  /  ANNUAL REPORT

31

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Aggressive Growth (Class A Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Standard & Poor’s 500 Index (“S&P 500”)2 and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(41.14)%
5 Years	(5.11)%
10 Years	(2.58)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.00%.

Annual Operating Expense Ratio

Before Waivers	2.58%
After Waivers	2.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.00% ($10,000 investment minus $500 sales charge = $9,500). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

†	The MTB Managed Allocation Fund—Aggressive Growth is the successor to the Governor Lifestyle Growth Fund pursuant to a reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor Lifestyle Growth Fund.

ANNUAL REPORT  /  April 30, 2009

32

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Managed Allocation Fund—Aggressive Growth (Class B Shares) (the “Fund”) from April 30, 2002 (start of performance) to April 30, 2009, compared to the Standard & Poor’s 500 Index (“S&P 500”)2 and the Barclays Capital U.S. Aggregate Bond Index (“BCAB”).2

Average Annual Total Return for the Period Ended April 30, 2009

1 Year	(41.06)%
5 Years	(4.94)%
Start of Performance (4/30/02)	(3.14)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	3.08%
After Waivers	2.61%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

April 30, 2009  /  ANNUAL REPORT

33

MTB BALANCED FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Balanced Fund (the “Fund”) returned (20.12)% for Class A Shares, and (20.73)% for Class B Shares, and (20.01)% for Institutional I Shares, based on net asset value,* versus its benchmarks, the S&P 500 Index** which returned (35.31)%, and Barclay’s Capital U.S. Aggregate Bond Index,*** formerly known as the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.84%.

MTB Investment Advisors, Inc. (growth portion)

Our fiscal year ending on April 30, 2009, was the most challenging in decades. We were in the midst of the worst economic downturn since the Great Depression. It began in October 2007 when, after five years of economic expansion, global economies were nearly brought to a standstill. Relaxed credit regulations a decade earlier led to a worldwide real estate implosion. Lenient regulation created a surplus of credit that fueled the expansion. As the housing market began to deteriorate, the need for credit contracted. The lack of prudent regulation pushed banks, brokerage firms, and other financial institutions to an unhealthy leverage point. Early on, only a few of the highly leveraged companies came under pressure, but as the slowdown became a recession, trouble spread to reputable financial companies which were forced to seek government support in order to persevere. Bear Stearns was the first major company to crumble. At a fraction of its former valuation, J.P. Morgan saved Bear Stearns. Then, Lehman Brothers fell victim to the credit crunch. That notorious weekend witnessed the demise of both Lehman Brothers and Merrill Lynch. This time Barclay’s and Bank of America came to the rescue but again at a fraction of their prior valuations. This sequence of events caused investors to question the strength of all banks on a worldwide basis. We quickly were facing a global financial crisis. In various countries, governments were forced to intercede to support their financial systems or cope with the daunting consequences. The equity markets in particular felt the pressure as investors, worried about a financial catastrophe, sold positions and substituted equities with cash. This selling pressure exceeded that of prior lengthy recessions. In the 1973-74 sell off, the S&P 500 corrected over 48%. In 1980-82, the markets corrected over 27%. From the October 2007 peak through the March 6, 2009 trough, the S&P 500 corrected over 56%, making it the worst equity decline since the Great Depression. Global government intervention appears to be working as global equity markets have had a significant recovery off of their March lows. Officially, we are still in a recession, however, the light at the end of the tunnel is beginning to appear.

Despite the turbulent market situation, a number of companies contributed positively to the Fund’s performance. The top performers were quite a diverse group void of a common theme. Research in Motion Ltd. was the Fund’s top performing security in fiscal 2009. This company’s success can be attributed to a specific technological product: the “Blackberry”. Additionally, Corning Inc. was another technology firm that responded positively as inventory de-stocking led to a shortage of glass used on flat-paneled televisions. Southwestern Energy Co., a well-managed natural gas company, rounded out the Fund’s top three performers as it continued to deliver above trend growth as their exposure in the highly touted Fayetteville Shale surpassed expectations.

The Fund was negatively impacted by a group of companies that either had financial exposure, or did not adapt to the economic downturn properly. Abercrombie & Fitch, a high-end tween retailer, came under pressure as consumers pared back their spending in reflection of the recession. Terex Corp. is an international construction company that experienced a drastic contraction as the global downturn affected its earnings stream. Lincoln National, a leading insurance company, also felt the pressure as the credit crunch severely impacted its earnings flow.

This past fiscal year, the bond market experienced historic volatility. The Fund’s allocation to higher quality and therefore less risky securities benefited the Fund. Our sector allocation to avoid sub-prime mortgage-backed securities, the high yield+ sector and many of the fallen angels resulted in the Fund significantly out- performing its peer group, the Lipper Balanced Funds Objective,++ which returned (24.21)% for the year ended April 30, 2009. Looking forward, we will continue to utilize our disciplined relative value investment process.

As we reflect on fiscal 2009, we were displeased with our results. Financial markets encountered the worst downturn since the Great Depression. A financial meltdown was averted by government action and assistance. Global economies appear to be in the early stages of a recovery, as the equity markets seemed to have found a bottom in March. We feel that the equity markets may recoup a considerable portion of the prior years decline and we are approaching fiscal 2010 with a positive outlook.

DePrince, Race & Zollo, Inc. (value portion)

DePrince, Race & Zollo, Inc. (DRZ) serves as sub-advisor for the value portion of the Fund. They began managing a portion of the Fund in November 2006. Their management discussion and analysis follows:

The portfolio outperformed the S&P 500 Index for the fiscal year ended April 30, 2009.

The past year was one of the most challenging periods for the equity markets as well as our investment process. While the equity market of 2008 will be written about for years, it provides a historic opportunity for value investors unparalleled in the last 70 years. The indiscriminate sell off has created enormous price anomalies which sets the stage for a once in a lifetime opportunity for fundamental active management.

Superior stock selection and the portfolio’s underweight in the Consumer Staples and Healthcare sectors, due to unattractive relative valuations, was the largest contributor to outperformance during the year. For the year, the portfolio’s holdings in Consumer Staples and Healthcare gained +33% and +12%, while the holdings in the S&P 500 Index lost (21)% and (22)%. Archer Daniels Midland Co., an agriculture product processor in the Consumer Staples sector, was a top performer in the portfolio after returning over 50% due to a solid balance sheet and record operating profits in their agriculture services segment.

ANNUAL REPORT  /  April 30, 2009

34

The portfolio’s overweight in Financials was the largest detractor from performance. We remain confident in the Financials remaining in the portfolio given their strong franchises and steady income streams. For example, J.P. Morgan Chase & Co., T. Rowe Price Group, Inc. and Annaly Capital Management, Inc. were all top 10 performers in the portfolio. The portfolio’s overweight in Basic Industry and Consumer Cyclicals also detracted from performance. As headline and macro risks continue to moderate, the portfolio’s undervalued, cyclical names with healthy balance sheets and strong free cash flow have continued their dramatic outperformance which began in March.

As mentioned above, during the first quarter of 2009, we significantly reduced our Financial weighting. Conversely, the portfolio's Technology weighting increased as the investment process led us to names with clean balance sheets and aggressive management of inventories. Intel Corp., a computer chip maker, was recently added to the portfolio. Its healthy balance sheet, aggressive management of inventories and plans to reduce capacity at factories has already made it a top performer.

Massive fiscal and monetary stimulus, including government loans and guarantees should assure economic recovery. We believe the worst of the recession is behind us and note that in the 9 recessions since 1950, markets tend to bottom 4-6 months before the economy. By adhering to our 3 factor methodology of yield, valuation and fundamental catalysts, the portfolio is positioned to participate in the cyclical turn. Coming out of previous inflection points such as the 1987 market bottom, 1990 recession, 1999 tech bubble and 2002 bear market, our 24 year old value methodology consistently produced strong absolute and relative performance for multiple years. The portfolio’s recent substantial outperformance gives us confidence that we will again provide significant alpha off the market bottom, as we have seen consistently over the last 24 years.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (24.51)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (24.62)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. The index is unmanaged and investments cannot be made in an index.

***	Barclay’s Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

+	High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and risk of default.

++	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc., as falling into the respective categories indicated. These figures do not reflect sales charges. The index is unmanaged and investments cannot be made in an index.

April 30, 2009  /  ANNUAL REPORT

35

MTB BALANCED FUND – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Balanced Fund (Class A and B Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Standard & Poor’s 500/Citigroup Growth Index (“S&P 500/CG”),2 the Standard & Poor’s 500 Index (“S&P 500”)4, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)4 and the Lipper Balanced Funds Average.4

The graph below illustrates the hypothetical investment of $100,000 3 in the MTB Balanced Fund (Institutional I Proper Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Standard & Poor’s 500/Citigroup Growth Index (“S&P 500/CG”),2 the Standard & Poor’s 500 Index (“S&P 500”)4, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)4 and the Lipper Balanced Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B	Institutional I
1 Year	(24.51)%	(24.62)%	(20.01)%
5 Years	(2.00)%	(2.01)%	(0.76)%
10 Years	(0.29)%	(0.47)%	0.41%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for Class A contingent deferred sales charge (“CDSC”) of up to 5.00% Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	1.95%	2.45%	1.70%
After Waivers	1.00%	1.87%	0.95%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions.

4	The S&P 500/CG, S&P 500, BCAB and the Lipper Balanced Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Balanced Fund is the successor to the ARK Balanced Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Balanced Portfolio.

ANNUAL REPORT  /  April 30, 2009

36

MTB LARGE CAP VALUE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Large Cap Value Fund (the “Fund”) returned (36.53)% for Class A Shares, (37.12)% for Class B Shares, and (36.62)% for Institutional I Shares, based on net asset value,* versus (39.21)% for its benchmark, the Russell 1000 Value Index.** The fallout of the market declines have had a significant impact on personal wealth. We recognize that the economic and market dislocations globally have been staggering. Although the Fund modestly outperformed its benchmark, it is no measure of success given that stock market indices declined nearly 40%.

The magnitude of the current economic crisis and the ongoing damage inflicted by dysfunctional capital markets continued to negatively impact equity markets. The impact of companies suggesting that “business hit a wall” became dramatically evident in the fourth quarter 2008 earnings releases delivered in early 2009. Economic weakness has been amplified by inventory liquidation at the producer, distributor, and finished good levels. Consumer confidence has continued its descent to levels unforeseen a short while ago. Unemployment is rising quickly. As if economic uncertainty wasn’t enough, political uncertainty in terms of regulatory policy and confiscatory taxation has contributed mightily to volatility in the capital markets.

The U.S. Government has assembled an alphabet soup of aid packages including PPIP, TARP, TALF, TLGP, CAP, and quantitative easing (unfortunately no acronym yet); all addressed to either get credit flowing through the financial system, remove toxic assets from the banks’ balance sheets, or to improve capital positions in the sector. Thus far, the U.S. government and the Federal Reserve have spent, lent, or guaranteed $12.8 trillion to stem the longest recession since the 1930’s, an amount not far below the country’s gross domestic product. The inflationary impact of this massive stimulus is unknown, but potentially frightening as it is clear that the Federal Reserve is going all out in order to stabilize the economy. In the near term, the global economy is performing poorly and the CPI has remained subdued. Even so, there is reason to fear that inflation, and higher interest rates, may become a threat as an economic recovery begins to take hold late this year or early 2010. A significant question is: Will the Fed be able to remove the excess liquidity in the system before inflation rises to uncomfortable levels or without forcing the economy back into a recession?

Towards the end of the first quarter of 2009, the equity market began a meaningful rally, paring the Fund’s losses for the year. A combination of many factors has helped propel the current rally, including: compelling stock valuations; prospects that the inventory liquidation is running its course and capacity utilization will likely increase in many areas; several bank CEO’s suggesting higher than expected profitability for banks in the first quarter of 2009, and the results of the governments stress tests of the largest banks. Will the market continue to appreciate? No one knows. Is there any reason for optimism? Absolutely. Stock prices will advance well before the economy bottoms. Dramatic capital spending cuts in sectors such as energy will lead to significant supply declines, thereby sowing the seeds for recovery. We expect market volatility to continue at heightened levels, thereby providing attractive investment and selling opportunities.

The finance sector, where we remain significantly underweight, once again suffered the greatest declines during the year as the announcement of governmental aid packages aimed at restoring confidence and stability in the housing and financial markets was initially greeted with pessimism. The KBW Bank Index declined significantly for the year, notwithstanding relatively positive commentary from some major bank CEOs in early March 2009 regarding a profitable start to the year (adjusted for markdowns) that initiated a meaningful rally in the group. Access to capital (much provided by the government through TARP) has given way to a focus on tangible common equity ratios and helping the banks rid their balance sheets of their distressed assets. While they negatively contributed to performance during the year, we have maintained our positions in JP Morgan Chase & Co. and Wells Fargo & Co., two of the strongest banking franchises. We have not meaningfully increased our exposure to this sector other than adding to our position in Loews Corp., a diversified company with interests primarily in energy and insurance. Given ongoing economic weakness, an extended period of increasing asset quality problems, and the uncertainty over the ultimate success of the government efforts, we believe there are more favorable risk/reward opportunities in areas outside of the financial sector at this time. We believe that attractive investment opportunities may be created as financial companies raise equity capital over the coming months.

Noble Energy, Inc. and AngloGold Ashanti Ltd., two of our largest holdings in the portfolio, performed well during a difficult year. Noble Energy, Inc. announced new discoveries in Israel and the Gulf of Mexico that exceeded expectations, while AngloGold Ashanti Ltd. sold its stake in its Boddington Gold Mine (Australia) at a fairly attractive price of $1.1 billion with a potential additional payment of $200 million coming later. The company will use the proceeds to strengthen its balance sheet. The shares were also bolstered after it became known that highly regarded hedge fund manager, John Paulson, had purchased the entire 11% stake of the company owned by Anglo American, removing what had been a potential overhang on the stock. Also in the commodity space, last December we swapped our position in International Paper for a new position in Mosaic Co., a manufacturer of feed and fertilizer products.

The technology sector, an area where we have much greater exposure verses the benchmark, was one of the better performing areas during the year. CA Inc. (formerly Computer Associates), another of our largest holdings, declined relatively modestly as the company has actually delivered earnings and cash flow greater than originally expected (no downward revisions) even in the midst of a terrible economy. CA, Inc. has no net debt, a business model that is substantially maintenance focused (not dependent on new sales to generate cash flow and profitability), and offers a compelling valuation. Microsoft Corp. stock, by virtue of its strong balance sheet and cash flow, also performed relatively well.

We recognize it is extremely difficult to have confidence investing in equities or even the capital markets broadly during this period of extreme market turbulence and economic uncertainty. However, the greatest investment opportunities are usually presented in the midst

April 30, 2009  /  ANNUAL REPORT

37

of these environments. Be assured, the Fund continues to focus on implementing what has been a successful investment philosophy and process, which we believe will benefit clients in the future. We greatly appreciate your confidence and the opportunity to be stewards of your capital during these challenging times.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (40.02)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (40.24)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe by including those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index is unmanaged and it is not possible to invest directly in an index.

MTB LARGE CAP VALUE FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund (Class A Shares) (the “Fund”) from April 30, 1999 (start of performance) to April 30, 2009, compared to the Standard & Poor’s 500/Citigroup Value Index (“S&P 500/CV”)2, the Russell 1000 Value Index (“Russell 1000 Value”) 2, and the Lipper Large Cap Value Funds Average. 2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(40.02)%
5 Years	(3.88)%
10 Years	(2.49)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.40%
After Waivers	1.05%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2009

38

MTB LARGE CAP VALUE FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Value Fund (Class B Shares) (the “Fund”) from December 11, 1999 (start of performance) to April 30, 2009, compared to the Standard & Poor’s 500/Citigroup Value Index (“S&P 500/CV”),2 the Russell 1000 Value Index (“Russell 1000 Value”), 2 and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(40.24)%
5 Years	(3.96)%
Start of Performance (12/11/99)	(2.10)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	1.90%
After Waivers	1.87%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2009  /  ANNUAL REPORT

39

MTB LARGE CAP VALUE FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Value Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Standard & Poor’s 500/Citigroup Value Index (“S&P 500/CV”)2, the Russell 1000 Value Index (“Russell 1000 Value”)2, and the Lipper Large Cap Value Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(36.62)%
5 Years	(2.80)%
Start of Performance (8/18/03)	(0.39)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.15%
After Waivers	0.99%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The S&P 500/CV, the Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2009

40

MTB LARGE CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Large Cap Growth Fund (the “Fund”) returned (33.56)% for Class A Shares, (33.99)% for Class B Shares, and (33.47)% for Institutional I Shares, based on net asset value,* versus (30.70)% for its benchmark, the S&P 500/Citigroup Growth Index.**

Our fiscal year ended on April 30, 2009 was the most challenging in decades. Now we can look back at October 2007 as being the starting point of the worst economic downturn since the Great Depression. After five years of economic expansion, global economies grinded to an abrupt halt. This downturn was the result of a global real estate collapse, which spawned from relaxed credit regulations a decade earlier. Easy regulation created an abundance of credit that fueled the expansion. As the housing market began to subside, so did the appetite for credit. The lack of stringent regulation pushed banks, brokerage firms, and other financial institutions to an unhealthy leverage point. At first only a select few of the highly leveraged lot came under pressure, but as the slowdown became a recession, a plethora of highly regarded financial companies sought government assistance in order to survive. Bear Stearns was the first major company to collapse. J.P. Morgan quickly came to its rescue but at a fraction of its former valuation. By mid-September, Lehman Brothers felt the onslaught of the credit crunch. That famed weekend witnessed the collapse of both Lehman Brothers and Merrill Lynch. Again, Barclay’s and Bank of America stepped in, but at a fraction of their prior valuation. Investors quickly questioned the viability of all banks on a worldwide basis. We rapidly were facing a global financial meltdown. Governments were forced to intervene to back their financial systems or face catastrophic consequences. The equity markets also came under pressure as investors, worried about a financial collapse, sold positions and went to cash. This selling pressure far outpaced prior lengthy recessions. In the 1973-74 sell off, the S&P 500 corrected over 48%. In 1981-82, the markets corrected over 27%. From the October 2007 peak through the March 6, 2009 trough, the S&P 500 corrected over 56%, making it the worst equity breakdown since the Depression. Global government intervention appears to be working as global equity markets have had a significant recovery off of their March lows. We remain officially in a recession, however, we are beginning to see some signs of a turnaround.

Even with the tumultuous market environment, the Fund did have a number of companies that responded positively. The top performers were quite an eclectic group void of a central theme. The Fund’s top performing equity position in fiscal 2009 was Research in Motion Ltd. This company is noted for a specific technological product the “Blackberry”. Corning Inc. was another technology company that responded positively as inventory de-stocking led to a shortage of glass used on flat-paneled televisions. Southwestern Energy Co. rounded out our top three equity performers as this well-managed natural gas company continued to deliver above trend growth as their exposure in the highly touted Fayetteville Shale exceeded expectations.

The Fund was negatively impacted by an array of companies that either had financial exposure, or did not weather the economic downturn appropriately. Abercrombie & Fitch, a high-end tween retailer, came under pressure as consumers adjusted their spending habits in reflection of the recession. Terex Corp. is a global construction company that witnessed a severe contraction as the global downturn impacted its earnings stream. Lincoln National, a leading insurance company, also came under pressure as the credit crunch severely affected its earnings flow

As we reflect on fiscal 2009, we were disappointed with our results. Financial markets experienced the worst declines since that of the Great Depression. Government intervention and support averted a financial meltdown. The equity markets seemed to have put in a bottom in March, and global economies appear to be in the early stages of a recovery. We are approaching fiscal 2010 with a positive attitude and feel that the equity markets should recover a substantial portion of the prior years decline.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (37.22)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (37.29)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The S&P 500/Citigroup Growth Index is an unmanaged index comprised of approximately half of the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. It is not possible to invest directly in an index.

April 30, 2009  /  ANNUAL REPORT

41

MTB LARGE CAP GROWTH FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund (Class A Shares) (the “Fund”) from March 20, 2000 (start of performance) to April 30, 2009, compared to the Standard & Poor’s 500/Citigroup Growth Index (“S&P 500/CG”)2 and the Lipper Large-Cap Growth Funds Average.2

Effective May 8, 2009, the MTB Large Cap Growth Fund replaced the S&P500/CG with the Russell 1000 Growth as the primary benchmark for the Fund, because the Russell 1000 Growth is the more appropriate benchmark for the Fund.

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(37.22)%
5 Years	(5.73)%
Start of Performance (3/20/00)	(6.05)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.64%
After Waivers	1.32%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2009

42

MTB LARGE CAP GROWTH FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Large Cap Growth Fund (Class B Shares) (the “Fund”) from April 6, 2000 (start of performance) to April 30, 2009, compared to the Standard & Poor’s 500/Citigroup Growth Index (“S&P 500/CG”)2 and the Lipper Large-Cap Growth Funds Average.2

Effective May 8, 2009, the MTB Large Cap Growth Fund replaced the S&P500/CG with the Russell 1000 Growth as the primary benchmark for the Fund, because the Russell 1000 Growth is the more appropriate benchmark for the Fund.

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(37.29)%
5 Years	(5.74)%
Start of Performance (4/06/00)	(6.57)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	2.14%
After Waivers	2.06%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2009  /  ANNUAL REPORT

43

MTB LARGE CAP GROWTH FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Growth Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Standard & Poor’s 500/Citigroup Growth Index (“S&P 500/CG”)2 and the Lipper Large-Cap Growth Funds Average.2

Effective May 8, 2009, the MTB Large Cap Growth Fund replaced the S&P500/CG with the Russell 1000 Growth as the primary benchmark for the Fund, because the Russell 1000 Growth is the more appropriate benchmark for the Fund.

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(33.47)%
5 Years	(4.50)%
Start of Performance (8/18/03)	(2.68)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.39%
After Waivers	1.18%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The S&P 500/CG and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2009

44

MTB MULTI CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Multi Cap Growth Fund (the “Fund”) returned (33.84)% for Class A Shares, (34.30)% for Class B Shares, and (33.70)% for Institutional I Shares, based on net asset value,* versus (31.46)% for its benchmark, the Russell 3000 Growth Index.**

This year was clearly a challenging one for the Fund. We witnessed drastic sell-offs across all market-caps and investment styles and endured unprecedented market volatility. The combination of these elements made this fiscal year a very demanding one from both a stock selection and sector allocation angle. With the financial crisis deteriorating our economy throughout the year and also spreading worldwide, the markets declined, marked by two distinct lows in November 2008 and March 2009. Few people could have foreseen the effect that years of lax credit standards in the real-estate market would have on the economy. The failure of multiple financial institutions, notably Bear Stearns and Lehman Brothers, added fuel to the uncertainty within the market. Investors lost confidence in the balance sheets of financial companies and insolvency became a concern. The government got involved, infusing the financial system with liquidity and credit in order to keep the markets functioning. However, the underlying issues still lingered. Furthermore, unemployment increased significantly throughout the year, which caused consumer confidence to fade. Although interest rates declined, as well as gasoline and commodity prices, the market and the economy continued to weaken. The sell-off was not inclusive of only financial companies; all areas of the market felt the weight of the global slow-down. However, we have seen an improvement from the March low as most areas regained some strength. While we don’t believe that the economy has completely turned, it does seem that expectations have been lowered to a level where we may begin to see a slow recovery.

Although every sector in the benchmark had a negative absolute return, the Fund benefited from positive sector allocation. However, overall performance was negatively impacted by stock selection. The Fund’s best performing sector during the fiscal year was Energy; overweight positions in Exxon Mobil Corp. and Southwestern Energy contributed to performance. Southwestern Energy Co., a well-managed natural gas company, continued to deliver above trend growth as their exposure in the highly touted Fayetteville Shale exceeded expectations.

Our largest detractors from relative performance were spread across multiple sectors. The overweight position in Abercrombie and Fitch, a high-end teen retailer, became detrimental as consumers adjusted their spending habits in reflection of the recession. Additionally, Terex Corp. is a global construction company that witnessed a severe contraction as the global downturn impacted its earnings strength.

We are approaching fiscal 2010 with a positive attitude and feel that the equity markets should recover a substantial portion of the prior years decline.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (37.49)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (37.59)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

April 30, 2009  /  ANNUAL REPORT

45

MTB MULTI CAP GROWTH FUND – CLASS A, B AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Multi Cap Growth Fund (Class A and B Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Russell 3000 Growth Index (“Russell 3000 Growth”)4 and the Lipper Multi Cap Growth Funds Average.4

The graph below illustrates the hypothetical investment of $100,000 3 in the MTB Multi Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Russell 3000 Growth Index (“Russell 3000 Growth”)4 and the Lipper Multi Cap Growth Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B	Institutional I
1 Year	(37.49)%	(37.59)%	(33.70)%
5 Years	(3.63)%	(3.69)%	(2.43)%
10 Years	(3.07)%	(3.25)%	(2.39)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for Class A contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B	Institutional I
Before Waivers	1.94%	2.44%	1.69%
After Waivers	1.10%	1.97%	1.06%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions.

4	The Russell 3000 Growth and the Lipper Multi Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Multi Cap Growth Fund is the successor to the ARK Capital Growth Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Capital Growth Portfolio.

ANNUAL REPORT  /  April 30, 2009

46

MTB MID CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Mid Cap Growth Fund (“the Fund”) returned (34.75)% for Class A Shares, and (35.26)% for Class B Shares, and (34.60)% for Institutional I Shares, based on net asset value,* versus (35.66)% for its benchmark, the Russell Midcap Growth Index.**

The Fund encountered a year of historic volatility, punctuated by dramatic moves both up and down. The absolute return clearly reflects the challenging environment equities faced during the year—and give no cause for cheer. However, the management team does take some satisfaction in being able to write that the consistent application of a sound methodology generated a return that outperformed the benchmark index and a considerable majority of comparable funds, as demonstrated by the second quintile year-over-year ranking against the Lipper peer group, Lipper-Mid Cap Growth Funds Average.

Turnover was low; we remained committed to core positions in companies we perceive to have solid growth prospects and added on weakness. Our modest cash holdings cushioned the downward market move, but we retained our commitment to staying invested. This approach bore fruit for our investors, as we were well-positioned to participate in the market’s rapid ascent from the November 2008 and March 2009 lows.

In general, the Fund benefited both from positive sector allocation decisions and positive stock selection relative to the benchmark. However, individual stock and sector returns over the year were widely disparate as should be expected given the volatility. A few successes and challenges are worth noting. Performance was helped by particularly strong stock selection—stocks owned and not owned—in the Information Technology (especially software), Energy, Industrials, and Consumer Discretionary sectors. Avoiding Utilities altogether proved helpful, as the sector labored under debt, valuation, and commodity trading concerns. Stock selection was notably weak in only two sectors. In Consumer Staples, the Fund was underexposed to this defensive area going into the market downturn. In Materials, the Fund was overexposed in an area that was hit hard by the specter of global slowdown, compounded by hedge fund travails as the market turned lower.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (38.33)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (38.35)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

April 30, 2009  /  ANNUAL REPORT

47

MTB MID CAP GROWTH FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (“S&P Mid Cap 400/CG”),2 Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(38.33)%
5 Years	(1.09)%
10 Years	2.22%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.67%
After Waivers	1.26%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1

Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2

The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2009

48

MTB MID CAP GROWTH FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Mid Cap Growth Fund (Class B Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2009, compared to the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (“S&P Mid Cap 400/CG”),2 Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(38.35)%
5 Years	(0.96)%
Start of Performance (8/25/03)	1.62%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00% as applicable.

Annual Operating Expense Ratio

Before Waivers	2.17%
After Waivers	1.91%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1

Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a CDSC of 1.00% on any redemption up to 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions.

2

The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average. Lipper Average performance presented is as of the nearest month-end following inception date.

April 30, 2009  /  ANNUAL REPORT

49

MTB MID CAP GROWTH FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Standard and Poor’s Mid Cap 400/Citigroup Growth Index (“S&P Mid Cap 400/CG”),2 Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),2 and the Lipper Mid Cap Growth Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(34.60)%
5 Years	0.21%
10 Years	3.05%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.42%
After Waivers	1.12%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2

The S&P Mid Cap 400/CG, Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance.

†	The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2009

50

MTB SMALL CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB Small Cap Growth Fund (the “Fund”) returned (35.67)% for Class A Shares, (36.21)% for Class B Shares, (35.63)% for Class C Shares and (35.63)% for Institutional I Shares, based on net asset value,* versus (30.36)% for its benchmark, the Russell 2000 Growth Index.**

The Fund’s fiscal year was clearly one of the most difficult investment environments in recent memory. Not only did we experience severe sell-offs across all market-caps and investment styles, we were also subjected to unprecedented volatility during this down trend. These factors combined to make the fiscal year very challenging from both a stock selection and sector allocation perspective. With the financial crisis worsening throughout the year and spreading globally, the markets moved lower, ultimately creating two separate low points in November 2008 and March 2009. Few people could have predicted what impact years of loose credit standards in the real-estate market would have on the economy, both domestic and international. The collapse of Bear Stearns and Lehman Brothers, in addition to other financial institutions, added to the uncertainty within the market. Investors no longer had confidence in the balance sheets of any financial companies, and insolvency became a real fear. The government stepped in to provide liquidity and credit to the financial system in order to keep the markets working. This infusion had some success, but the underlying problems remained. Additionally, consumer confidence waned as unemployment moved dramatically higher throughout the year. Despite declining interest rates and lower gasoline and commodity prices, the market and economy continued to reach new lows. The sell-off was not isolated to only financial companies, as all areas of the market felt the pressure of the global slow-down. However, we did see a recovery from the March 2009 low as most areas showed strength. While we don’t believe that the economy has completely turned, it does seem that expectations have been lowered to a level where we may begin to see a slow recovery.

The 2009 fiscal year performance of the Fund was a mixed bag, but the common theme was that every sector in the benchmark had a negative absolute return. These returns ranged from (11)% to (56)%, with the bulk of the sectors in a tighter band around the mean of -30%. This widespread market sell-off gave us little opportunity to “hide” in less impacted sectors, as all sectors suffered the same fate. As a result of this, the out-performance we did generate came as a result of superior stock selection and not sector allocation. Despite having some sectors with relative out-performance, it was not enough to offset the sectors where we did poorly. We expect when the market begins to recover we should start to see more of a divergence across sector returns, giving us opportunity to generate performance from both stock selection and sector allocation.

Our best performing sector in the fiscal year was Consumer Discretionary. Despite the difficulties mentioned above related to the consumer, we were able to out-perform as a result of our stock selection and positioning with the sector. Through the bulk of the fiscal year, we were relatively defensive in the space, owning education stocks, such as ITT Educational Services Inc. and Corinthian Colleges, which performed well as more people enrolled in school and the government talked about more funding for education. Also, as valuations dropped to very attractive levels on some the restaurants and specialty retail names in late November, we used that as an opportunity to begin to build positions in the space. We believed that the consumer would start to spend, but that spending would initially focus on lower ticket items (food, etc.). Brinker International Inc. and DineEquity Inc. were particularly good stocks for us as they both rallied from the low-level set in late 2008.

Our worst performing sector was Information Technology, which had negative relative contribution in the fiscal year. Most of the underperformance was focused in two areas, Communication Equipment and Semiconductors/Equipment, but spread across a number of names that we both owned and didn’t own. While down for the year in absolute terms, it did have a bounce from the bottom, which cost the fund performance.

While we are disappointed in both our absolute and relative returns for the fiscal year, we believe that we are now better prepared and better positioned to invest in a volatile market environment. We have seen some small signs of strengthening in the economy and expect results to begin to meet lowered expectations, resulting in a possible market recovery.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (39.20)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (39.40)%, adjusted for the Fund’s contingent deferred sales charge, and the total return for Class C Shares was (36.28)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The index is unmanaged and it is not possible to invest directly.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

April 30, 2009  /  ANNUAL REPORT

51

MTB SMALL CAP GROWTH FUND – CLASS A AND B SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Small Cap Growth Fund (Class A and B Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”)4 and the Lipper Small Cap Growth Funds Average.4

Average Annual Total Returns for the Period Ended April 30, 2009

	Class A	Class B
1 Year	(39.20)%	(39.40)%
5 Years	(3.56)%	(3.46)%
10 Years	5.77%	5.59%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for Class A and contingent deferred sales charge (“CDSC”) of up to 5.00% for Class B Shares.

Annual Operating Expense Ratio

	Class A	Class B
Before Waivers	1.63%	2.13%
After Waivers	1.32%	2.07%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	Represents a hypothetical investment of $10,000 in Class B Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions.

4	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2009

52

MTB SMALL CAP GROWTH FUND – CLASS C AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Small Cap Growth Fund (Class C Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”)3 and the Lipper Small Cap Growth Funds Average.3

The graph below illustrates the hypothetical investment of $100,000 2 in the MTB Small Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”)3 and the Lipper Small Cap Growth Funds Average.3

Average Annual Total Returns for the Period Ended April 30, 2009

	Class C	Institutional I
1 Year	(36.28)%	(35.63)%
5 Years	(2.55)%	(2.36)%
10 Years	5.83%	6.49%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of 1.00% as applicable for Class C Shares.

Annual Operating Expense Ratio

	Class C	Institutional I
Before Waivers	2.13%	1.38%
After Waivers	1.29%	1.20%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in Class C Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 1 year from purchase date.

2	The Fund’s performance assumes the reinvestment of all dividends and distributions.

3	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

April 30, 2009  /  ANNUAL REPORT

53

MTB INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2009, MTB International Equity Fund (the “Fund”) returned (44.87)% for Class A Shares, (45.30)% for Class B Shares, and (44.84)% for Institutional I Shares, based on net asset value,* versus its benchmark, the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI-EAFE”)** which returned (42.77)%.

Hansberger Global Investors (growth portion)

Hansberger Global Investors (“HGI”) serves as sub-advisor for the growth portion of the Fund. They began managing a portion of the Fund in October 2005. Their management discussion and analysis for the year ended April 30, 2009, follows:

All sectors of the benchmark were negative over this period, with the Financials sector leading the decliners, returning (53.5)%. On a sector basis, the portfolio delivered negative absolute returns across all ten sectors with positive relative returns in five of them. For the portfolio, the Financials sector returned (54.0)% as Canadian insurance company Manulife Financial Corp., Austrian bank Erste Group, and other European bank stocks sold off dramatically in 2008. The Information Technology sector was the portfolio’s top relative performer, contributing 1.3% to relative performance. UK technology company Autonomy Corporation, which gained 25.0% over the 12 months ended April 30, 2009, was the portfolio’s top relative performer. The Consumer Discretionary sector was the portfolio’s largest detractor from relative performance, driven by China-based advertising firm Focus Media and Japanese electronics retailer Yamada Denki Co., Ltd.

On an absolute basis, all regions were negative during the period. Within the benchmark, Europe returned (45.0)%, Pacific ex Japan (41.3)%, and Japan (34.5)%. On a relative basis, the portfolio added value within Europe through positive stock selection. Stock selection detracted from relative performance in Pacific ex Japan. And in Japan, negative stock selection was muted by an underweight to the region.

While the near term pace of the economic growth has slowed dramatically, the long-term outlook for many economies—especially the Emerging Markets—is still very much alive. We are still optimistic on China with companies there set to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and can benefit from domestic growth even if the export story continues to slow. Risks remain that growth expectations will not be met; however, we remain cautiously optimistic and are positioned for modest economic growth in the Emerging Markets.

Time will tell how 2009 will eventually play out, but we believe that we are well positioned for whatever this year may bring. This should be a stock picker’s market, particularly if we select high quality companies that create their own opportunities. Valuations are still attractive for equities versus bonds, central banks have been very accommodating, and the interest rate outlook remains relatively supportive for equities. We expect to see the beginnings of an economic recovery in late 2009 and into 2010.

Focusing on high quality names with good secular growth stories should stand us in good stead. Maintaining a well-diversified portfolio of high quality international companies should prove beneficial, as investors return to equities and risk aversion subsides. We believe that many of the names that should recover first are the high quality, liquid, large-cap companies that we hold in our portfolio.

LSV Asset Management (value portion)

LSV Asset Management (“LSV”) serves as sub-advisor for the value portion of the Fund. They began managing a portion of the Fund in November 2005. Their management discussion and analysis for the year ended April 30, 2009, follows:

LSV’s portion of the Fund assets returned (40.21)% (gross of fees) for the fiscal period ended April 30, 2009. While the return was better than the benchmark (LSV is benchmarked to the MSCI-ACWI ex-U.S. Index*** which declined (42.6)% for the period), it marked a very sharp decline on an absolute basis as the global economic and financial crisis negatively impacted stock markets across the globe. In fact, the best performing market among developed countries, Japan, declined (34.6)%, so no market was spared from the global sell off in stock prices. Even the emerging markets suffered sharp declines, so investing outside the developed countries did not offer any diversification benefits. The MSCI Emerging Markets Index declined (42.9)%, a very similar return to the Fund’s benchmark.

LSV’s value oriented discipline did not offer much protection in the market decline as there was little spread between value and growth stocks during the year and little benefit from our smaller size bias or emerging market exposure. With virtually all markets in a sharp sell off, there was no diversification benefit during the year. However, things could have been far worse. In the last two months of the fiscal year (March/April 2009), the portfolio rose 25.3%! The last two months have seen one of the best market rally’s in history without much good economic news. Fortunately, LSV maintained their fully invested discipline and captured the strong rally of the past two months.

LSV does not attempt to time the market by using cash or by timing country or sector allocations. Value added should come from LSV’s bottom-up stock selection process, since the portfolio has strict risk controls that tightly control country and sector weights relative to the benchmark. The portfolio holds approximately 175 stocks in 39 countries and maintains LSV’s strict value style discipline. The portfolio had good relative stock selection in Canada, Japan and the UK as well as in eight of ten industry sectors for the year. As of April 30, 2009, the portfolio had very attractive valuation characteristics with a price/earnings ratio of just 10.4x and a price/book ratio of 1.0x which are both well below the benchmark and indicate LSV’s ‘value’ orientation. The portfolio also has a dividend yield of 5.0%, which is above the benchmark. LSV plans to maintain their time-tested quantitative discipline. A combination of value and momentum indicators help LSV rank stocks, with the highest ranked companies being ‘buy’ candidates and deteriorating ranked

ANNUAL REPORT  /  April 30, 2009

54

stocks being ‘candidates for sale’. A team of LSV researchers is consistently challenged to improve the process over time and they continue to make enhancements that should benefit the investment process in the future.

Baring International Investment Limited (core portion)

Baring International Investment Limited (“Barings”) serves as sub-advisor for the core style portion of the Fund. They began managing a portion of the Fund in February 2009. Their management discussion and analysis for the year ended April 30, 2009, follows:

From February 25, 2009, the MSCI EAFE growth benchmark returned 15.10% as international markets staged a strong rally from early March. The portfolio delivered strong absolute performance but failed to keep pace with the benchmark, returning 14.10%. The period was characterized by a huge rally for value stocks, with MSCI EAFE Value outperforming MSCI EAFE Growth by 11.70%.

While most sectors made positive returns, with only Healthcare in negative territory, deep cyclicals led the rally. Financials returned 25.81% as banks bounced strongly on improving earnings and continued policy support. Materials added 26.05%, driven by increasing optimism with regards the Chinese economy. And strong performance by the auto sector drove the Consumer Discretionary sector 28.62% higher.

While absolute performance was positive, relative performance suffered from a preference for secular growth and companies with strong balance sheets. Increasingly aggressive government actions to rejuvenate the Banking sector and consumer spending has led to growing optimism that at least the deterioration in the economy has come to an end and a major market rotation as investors have looked to cover short and underweight positions in the most affected sectors.

The best performing sectors were Energy, where the Fund benefited from good stock selection, and Utilities where the Fund has a significant underweight position. On the negative side, Financials were a significant drag on relative performance. While the Fund moved to a neutral weighting during the period, the focus has been on insurers and asian financials, which have lagged the rally in the more troubled Western banks. Industrials performance was also negative because of a focus on higher quality non-cyclical names.

From a stock perspective, UK miner Xstrata Plc. was a strong positive contributor. Insurers AXA-SA and Prudential Plc., were strong performers for the fund, as was Irish building materials group CRH Plc. Negative contributors included healthcare stocks Actelion Ltd., and Lonza Group AG which failed to keep up with the market, and gold miners Lihir Gold Ltd. and Randgold Resources Ltd. after strong performance in the previous months.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (47.90)%, adjusted for the Fund’s maximum sales charge, and the total return for Class B Shares was (47.85)%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The index is unmanaged and it is not possible to invest directly in an index.

***	The MSCI ACWI (All Country World Index), Ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. As of January 2009 the MSCI ACWI ex-US consisted of 46 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. This index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2009  /  ANNUAL REPORT

55

MTB INTERNATIONAL EQUITY FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class A Shares) (the “Fund”) from April 30, 1999 to April 30, 2009, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI-EAFE”)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(47.90)%
5 Years	(2.46)%
10 Years	(0.86)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.72%
After Waivers	1.44%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund’s performance assumes the reinvestment of all dividends and distributions.

2	The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB International Equity Fund is the successor to the Governor International Equity Fund pursuant to the reorganization that took place on January 8, 2001. The information presented above, for the periods prior to January 8, 2001, is historical information for the Governor International Equity Fund.

ANNUAL REPORT  /  April 30, 2009

56

MTB INTERNATIONAL EQUITY FUND – CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the MTB International Equity Fund (Class B Shares) (the “Fund”) from January 10, 2001 (start of performance) to April 30, 2009, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI-EAFE”)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(47.85)%
5 Years	(2.35)%
Start of Performance (1/10/01)	(1.68)%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the contingent deferred sales charge (“CDSC”) of up to 5.00%.

Annual Operating Expense Ratio

Before Waivers	2.22%
After Waivers	2.22%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a CDSC on any redemption over 6 years from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2009  /  ANNUAL REPORT

57

MTB INTERNATIONAL EQUITY FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB International Equity Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2009, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI-EAFE”)2 and the Lipper International Large Cap Core Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2009

1 Year	(44.84)%
5 Years	(1.25)%
Start of Performance (8/18/03)	1.85%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.47%
After Waivers	1.32%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

Waivers/reimbursements are voluntary, and can be terminated at any time.

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The MSCI-EAFE and the Lipper International Large Cap Core Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2009

58

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period(1)	Annualized Net Expense Ratio
SHORT DURATION GOVERNMENT BOND FUND
Actual
Class A Shares	$1,000.00	$1,033.70	$4.08	0.81%
Class B Shares	$1,000.00	$1,030.30	$8.31	1.65%
Institutional I Shares	$1,000.00	$1,036.50	$3.28	0.65%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.78	$4.06	0.81%
Class B Shares	$1,000.00	$1,016.61	$8.25	1.65%
Institutional I Shares	$1,000.00	$1,021.57	$3.26	0.65%

SHORT-TERM CORPORATE BOND FUND
Actual
Class A Shares	$1,000.00	$1,044.50	$4.56	0.90%
Class B Shares	$1,000.00	$1,042.10	$8.81	1.74%
Institutional I Shares	$1,000.00	$1,045.30	$3.70	0.73%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.33	$4.51	0.90%
Class B Shares	$1,000.00	$1,016.17	$8.70	1.74%
Institutional I Shares	$1,000.00	$1,021.17	$3.66	0.73%

U.S. GOVERNMENT BOND FUND
Actual
Class A Shares	$1,000.00	$1,049.50	$4.93	0.97%
Class B Shares	$1,000.00	$1,043.80	$9.22	1.82%
Institutional I Shares	$1,000.00	$1,049.00	$4.17	0.82%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.98	$4.86	0.97%
Class B Shares	$1,000.00	$1,015.77	$9.10	1.82%
Institutional I Shares	$1,000.00	$1,020.73	$4.11	0.82%

April 30, 2009  /  ANNUAL REPORT

59

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period(1)	Annualized Net Expense Ratio
NEW YORK MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,057.50	$4.08	0.80%
Class B Shares	$1,000.00	$1,053.40	$8.40	1.65%
Institutional I Shares	$1,000.00	$1,058.00	$3.32	0.65%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.83	$4.01	0.80%
Class B Shares	$1,000.00	$1,016.61	$8.25	1.65%
Institutional I Shares	$1,000.00	$1,021.57	$3.26	0.65%

PENNSYLVANIA MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,068.30	$4.87	0.95%
Class B Shares	$1,000.00	$1,063.60	$9.36	1.83%
Institutional I Shares	$1,000.00	$1,068.80	$4.36	0.85%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.08	$4.76	0.95%
Class B Shares	$1,000.00	$1,015.72	$9.15	1.83%
Institutional I Shares	$1,000.00	$1,020.58	$4.26	0.85%

MARYLAND MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,063.00	$4.04	0.79%
Class B Shares	$1,000.00	$1,058.20	$8.68	1.70%
Institutional I Shares	$1,000.00	$1,063.40	$3.58	0.70%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.88	$3.96	0.79%
Class B Shares	$1,000.00	$1,016.36	$8.50	1.70%
Institutional I Shares	$1,000.00	$1,021.32	$3.51	0.70%

VIRGINIA MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,074.80	$4.32	0.84%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.63	$4.21	0.84%

INTERMEDIATE-TERM BOND FUND
Actual
Class A Shares	$1,000.00	$1,058.40	$3.98	0.78%
Class B Shares	$1,000.00	$1,053.90	$8.30	1.63%
Institutional I Shares	$1,000.00	$1,059.20	$3.22	0.63%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.93	$3.91	0.78%
Class B Shares	$1,000.00	$1,016.71	$8.15	1.63%
Institutional I Shares	$1,000.00	$1,021.67	$3.16	0.63%

INCOME FUND
Actual
Class A Shares	$1,000.00	$1,047.20	$3.96	0.78%
Class B Shares	$1,000.00	$1,043.40	$8.21	1.62%
Institutional I Shares	$1,000.00	$1,047.50	$3.25	0.64%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.93	$3.91	0.78%
Class B Shares	$1,000.00	$1,016.76	$8.10	1.62%
Institutional I Shares	$1,000.00	$1,021.62	$3.21	0.64%

ANNUAL REPORT  /  April 30, 2009

60

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period(1)	Annualized Net Expense Ratio
MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH
Actual
Class A Shares	$1,000.00	$1,002.40	$4.42	0.89%
Class B Shares	$1,000.00	$999.60	$7.24	1.46%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.38	$4.46	0.89%
Class B Shares	$1,000.00	$1,017.55	$7.30	1.46%

MANAGED ALLOCATION FUND – MODERATE GROWTH
Actual
Class A Shares	$1,000.00	$984.10	$4.43	0.90%
Class B Shares	$1,000.00	$981.20	$8.35	1.70%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.33	$4.51	0.90%
Class B Shares	$1,000.00	$1,016.36	$8.50	1.70%

MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH
Actual
Class A Shares	$1,000.00	$955.60	$4.61	0.95%
Class B Shares	$1,000.00	$953.40	$7.36	1.52%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.08	$4.76	0.95%
Class B Shares	$1,000.00	$1,017.26	$7.60	1.52%

BALANCED FUND
Actual
Class A Shares	$1,000.00	$1,001.80	$5.41	1.09%
Class B Shares	$1,000.00	$997.10	$9.11	1.84%
Institutional I Shares	$1,000.00	$1,002.50	$4.37	0.88%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.39	$5.46	1.09%
Class B Shares	$1,000.00	$1,015.67	$9.20	1.84%
Institutional I Shares	$1,000.00	$1,020.43	$4.41	0.88%

LARGE CAP VALUE FUND
Actual
Class A Shares	$1,000.00	$938.20	$5.29	1.10%
Class B Shares	$1,000.00	$936.00	$8.98	1.87%
Institutional I Shares	$1,000.00	$939.70	$4.67	0.97%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.34	$5.51	1.10%
Class B Shares	$1,000.00	$1,015.52	$9.35	1.87%
Institutional I Shares	$1,000.00	$1,019.98	$4.86	0.97%

LARGE CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$959.30	$5.93	1.22%
Class B Shares	$1,000.00	$955.80	$9.70	2.00%
Institutional I Shares	$1,000.00	$960.60	$4.91	1.01%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,018.74	$6.11	1.22%
Class B Shares	$1,000.00	$1,014.88	$9.99	2.00%
Institutional I Shares	$1,000.00	$1,019.79	$5.06	1.01%

April 30, 2009  /  ANNUAL REPORT

61

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period(1)	Annualized Net Expense Ratio
MULTI CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$987.30	$5.86	1.19%
Class B Shares	$1,000.00	$984.30	$9.50	1.93%
Institutional I Shares	$1,000.00	$988.90	$4.88	0.99%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,018.89	$5.96	1.19%
Class B Shares	$1,000.00	$1,015.22	$9.64	1.93%
Institutional I Shares	$1,000.00	$1,019.89	$4.96	0.99%

MID CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$1,044.40	$5.53	1.09%
Class B Shares	$1,000.00	$1,040.00	$9.31	1.84%
Institutional I Shares	$1,000.00	$1,044.80	$4.77	0.94%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.39	$5.46	1.09%
Class B Shares	$1,000.00	$1,015.67	$9.20	1.84%
Institutional I Shares	$1,000.00	$1,020.13	$4.71	0.94%

SMALL CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$969.00	$6.30	1.29%
Class B Shares	$1,000.00	$964.50	$10.03	2.06%
Class C Shares	$1,000.00	$969.70	$5.18	1.06%
Institutional I Shares	$1,000.00	$968.80	$5.81	1.19%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,018.40	$6.46	1.29%
Class B Shares	$1,000.00	$1,014.58	$10.29	2.06%
Class C Shares	$1,000.00	$1,019.54	$5.31	1.06%
Institutional I Shares	$1,000.00	$1,018.89	$5.96	1.19%

INTERNATIONAL EQUITY FUND
Actual
Class A Shares	$1,000.00	$969.00	$7.32	1.50%
Class B Shares	$1,000.00	$965.50	$11.16	2.29%
Institutional I Shares	$1,000.00	$969.30	$6.84	1.40%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,017.36	$7.50	1.50%
Class B Shares	$1,000.00	$1,013.44	$11.43	2.29%
Institutional I Shares	$1,000.00	$1,017.85	$7.00	1.40%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period). This table shows the actual expenses paid during the most recent one-half year period.

ANNUAL REPORT  /  April 30, 2009

62

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short Duration Government Bond Fund

At April 30, 2009, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Collateralized Mortgage Obligations	88.6%
Government Agencies	5.5%
U.S. Treasury Notes	5.3%
Mortgage-Backed Securities	0.2%
Cash Equivalents[1]	0.4%
Other Assets Less Liabilities	0.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 88.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 46.7%
Series 2580-JB 4.00%, 12/15/16	$3,244,597	$3,300,373
Series 2617-GB 4.00%, 6/15/16	1,166,214	1,192,639
Series 2617-GW 3.50%, 6/15/16	1,014,630	1,020,751
Series 2640-TL 4.00%, 11/15/26	2,437,309	2,460,756
Series 2765-JH 3.00%, 5/15/19	437,080	440,084
Series 2786-PB 4.00%, 5/15/14	35,243	35,255
Series 2866-WN 4.50%, 1/15/24	3,303,939	3,329,352
Series 3062-LU 5.50%, 10/15/16	6,137,850	6,483,494
Series 3074-BG 5.00%, 9/15/33	5,000,000	5,170,420
Series 3081-CB 5.00%, 5/15/21	5,000,000	5,196,300
Series 3196-PA 5.25%, 8/15/11	6,171,274	6,335,074

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$34,964,498

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 14.0%
Series 1992-43-E 7.50%, 4/25/22	36,017	36,837
Series 2002-94-MC 5.00%, 8/25/15	855,751	869,043
Series 2004-55-LA 4.50%, 6/25/21	8,538,033	8,599,506
Series 2004-70-BC 4.50%, 1/25/16	996,044	1,005,241

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$10,510,627

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 27.9%
Series 2003-101-BE 4.50%, 2/20/29	330,839	333,316
Series 2003-10-PV 5.50%, 1/20/14	6,046,556	6,372,732
Series 2004-26-HJ 4.00%, 6/16/27	253,615	255,060
Series 2004-62-PA 4.50%, 6/20/28	1,123,168	1,125,946

Description	Par Value	Market Value

Series 2004-65-PA 4.50%, 9/20/32	$2,170,343	$2,196,020
Series 2005-20 VA 5.00%, 6/16/16	4,857,727	5,016,067
Series 2005-44-PC 5.00%, 12/20/33	5,420,783	5,597,916

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$20,897,057

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $64,699,146)		$66,372,182

GOVERNMENT AGENCIES – 5.5%

FEDERAL HOME LOAN BANK (FHLB) – 5.5%
3.38%, 10/20/10 (COST $3,998,851)	4,000,000	$4,141,042

MORTGAGE-BACKED SECURITIES – 0.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.0%
Pool B70012 9.00%, 4/01/16	582	583

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.1%
Pool 521605 9.00%, 6/01/22	78,361	83,540

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%
Pool 203632 8.50%, 2/15/17	6,373	6,705
Pool 306066 8.50%, 7/15/21	10,282	11,042
Pool 307983 8.50%, 7/15/21	57,940	62,229
Pool 341948 8.50%, 1/15/23	19,386	20,565

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$100,541

TOTAL MORTGAGE-BACKED SECURITIES (COST $182,897)		$184,664

(MTB Short Duration Government Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	63

MTB Short Duration Government Bond Fund (concluded)

Description	Par Value	Market Value

U.S. TREASURY – 5.3%

U.S. TREASURY NOTE – 5.3%
1.75%, 3/31/14

(COST $3,970,247)	$4,000,000	$3,958,750

MONEY MARKET FUND – 0.4%
[7]Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%

(COST $278,963)	278,963	$278,963

TOTAL INVESTMENTS – 100.0% (COST $73,130,104)		$74,935,601

OTHER ASSETS LESS LIABILITIES – 0.0%		(9,948)

TOTAL NET ASSETS – 100.0%		$74,925,653

Cost of investments for Federal tax purposes is $73,137,808. The net unrealized appreciation of investments was $1,797,793. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,851,866 and net unrealized depreciation from investments for those securities having an excess of cost over value of $54,073.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$278,963	$—
Level 2 – Other Significant Observable Inputs	74,656,638	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$74,935,601	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

64

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short-Term Corporate Bond Fund

At April 30, 2009, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Corporate Bonds	52.7%
Commercial Paper	31.2%
Collateralized Mortgage Obligations	7.6%
U.S. Treasury	3.2%
Asset Backed Securities	1.6%
Adjustable Rate Mortgage	0.0%
Cash Equivalents[1]	1.7%
Other Assets and Liabilities — Net[2]	2.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

ADJUSTABLE RATE MORTGAGE – 0.0%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%
[1]Pool 399251 5.07%, 8/01/09

(COST $74)	$74	$76

ASSET-BACKED SECURITIES – 1.6%

FINANCIAL SERVICES – 1.6%
Daimler Chrysler Auto Trust, Series 2008-B, Class A2A 3.81%, 7/08/11	772,161	767,455
Ford Credit Auto Owner Trust, Series 2007-B Class A2A 5.26%, 6/15/10	242,464	242,565

TOTAL ASSET-BACKED SECURITIES (COST $1,014,574)		$1,010,020

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 5.2%
Series 1920, Class H 7.00%, 1/15/12	123,508	129,230
Series 2587, Class WG 4.50%, 8/15/15	273,302	275,726
Series 2643, Class LB 4.50%, 7/15/16	1,069,484	1,104,386
Series 2716, Class UA 4.50%, 7/15/20	1,049,472	1,079,681
Series 2798, Class J 4.50%, 4/15/17	642,766	662,270

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$3,251,293

WHOLE LOAN – 2.4%
GSR Mortgage Loan Trust, Series 2006-2F, Class 2A15 5.75%, 2/25/36	1,346,872	1,210,859

Description	Par Value	Market Value

Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8 4.75%, 11/25/18	$277,897	$270,620

TOTAL WHOLE LOAN		$1,481,479

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $4,741,217)		$4,732,772

6COMMERCIAL PAPER – 31.2%

AEROSPACE & DEFENSE – 1.6%
[2,3]General Dynamics Corp. 0.17%, 5/12/09	1,000,000	999,943

ASSET BACKED SECURITIES – 12.1%
[2,3]Apreco, LLC 0.20%, 5/01/09	2,000,000	1,999,989
[2,3]Atlantis One Funding Corp. 0.20%, 5/01/09	2,000,000	1,999,990
[2,3]Edison Asset Securitization Co., LLC 0.20%, 5/01/09	1,000,000	999,994
[2,3]Falcon Asset Securitization Co., LLC 0.15%, 5/01/09	1,000,000	999,996
[2,3]Kitty Hawk Funding Corp. 0.20%, 5/01/09	1,500,000	1,499,992

TOTAL ASSET BACKED SECURITIES		$7,499,961

BEVERAGES – 2.4%
[2,3]Coca-Cola Co. 0.10%, 5/04/09	1,000,000	999,989
[2,3]PepsiCo, Inc. 0.12%, 5/06/09	500,000	499,990

TOTAL BEVERAGES		$1,499,979

DIVERSIFIED FINANCIAL SERVICES – 1.6%
JP Morgan Chase & Co. 0.25%, 5/18/09	1,000,000	999,875

ELECTRIC – 2.4%
[2,3]Dominion Resources, Inc. 0.63%, 5/01/09	500,000	499,991

(MTB Short-Term Corporate Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	65

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Market Value

Florida Power & Light Co. 0.12%, 5/06/09	$1,000,000	$999,980

TOTAL ELECTRIC		$1,499,971

FOOD – 5.5%
[2,3]General Mills, Inc. 0.50%, 5/11/09	750,000	749,885
[2,3]Kellogg Co. 0.40%, 5/28/09	2,000,000	1,999,378
[2,3]0.95%, 6/17/09	700,000	699,086

TOTAL FOOD		$3,448,349

OIL & GAS FIELD SERVICES – 2.8%
[2,3]Devon Energy Corp. 0.45%, 5/01/09	1,750,000	1,749,978

TELECOMMUNICATIONS – 2.8%
[2,3]Verizon Communications, Inc. 0.35%, 5/20/09	750,000	749,854
[2,3]0.35%, 5/26/09	1,000,000	999,747

TOTAL TELECOMMUNICATIONS		$1,749,601

TOTAL COMMERCIAL PAPER (COST $19,447,843)		$19,447,657

CORPORATE BONDS – 52.7%

AEROSPACE & DEFENSE – 2.5%
[2,3]BAE Systems Holdings, Inc., Company Guaranteed 4.75%, 8/15/10	1,000,000	1,009,098
United Technologies Corp., Sr. Unsecured 4.38%, 5/01/10	500,000	516,732

TOTAL AEROSPACE & DEFENSE		$1,525,830

BANKS – 10.1%
[1,6]BankBoston Capital Trust III, Company Guaranteed 2.07%, 6/15/09	240,000	102,338
BB&T Corp., Sr. Unsecured 5.70%, 4/30/14	1,000,000	1,000,961
[1]Branch Banking & Trust Co., Sr. Unsecured 1.32%, 6/05/09	500,000	499,642
Citigroup, Inc., Sr. Unsecured 5.13%, 2/14/11	1,000,000	946,603
[1]Goldman Sachs Group, Inc./The, Notes, Series 1 0.53%, 5/26/09	500,000	499,620
Morgan Stanley, Sr. Unsecured 4.00%, 1/15/10	500,000	501,679
National City Bank, Sr. Unsecured, BKNT 4.15%, 8/01/09	1,000,000	1,003,535
PNC Funding Corp., Bank Guaranteed 7.50%, 11/01/09	1,000,000	1,010,942
[1]SunTrust Bank, Cert of Deposit 1.24%, 6/26/09	200,000	200,057
[1]Wells Fargo & Co., Sr. Unsecured, MTN 1.40%, 6/23/09	500,000	497,059

TOTAL BANKS		$6,262,436

BEVERAGES – 1.6%
[1]Coca-Cola Enterprises, Inc., Sr. Unsecured 1.84%, 5/06/09	1,000,000	986,430

CAPITAL MARKETS – 1.5%
Merrill Lynch & Co., Inc., Sr. Unsecured, MTN 6.15%, 4/25/13	1,000,000	898,673

Description	Par Value	Market Value

CHEMICALS – 0.8%
Potash Corp. of Saskatchewan, Inc., Sr. Unsecured 5.25%, 5/15/14	$500,000	$516,457

DIVERSIFIED FINANCIAL SERVICES – 3.0%
[1]Bear Stearns Cos LLC/Sr. Unsecured, MTN 1.34%, 5/21/09	500,000	500,617
[1]General Electric Capital Corp., Sr. Unsecured, MTN 1.12%, 7/27/09	500,000	495,290
1SLM Corp., Sr. Unsecured, MTN 1.25%, 7/27/09	1,000,000	842,522

TOTAL DIVERSIFIED FINANCIAL SERVICES		$1,838,429

ELECTRIC – 4.4%
Consolidated Edison Co of New York, Inc., Sr. Unsecured, Series 00-B 7.50%, 9/01/10	675,000	721,186
Dominion Resources, Inc., Sr. Unsecured, Series D 5.13%, 12/15/09	1,000,000	1,019,640
[1]Progress Energy, Inc., Sr. Unsecured, Series A 1.58%, 7/15/09	1,000,000	995,639

TOTAL ELECTRIC		$2,736,465

ELECTRICAL COMPONENTS & EQUIPMENT – 0.8%
Emerson Electric Co., Sr. Unsecured 4.13%, 4/15/15	500,000	504,944

FINANCIAL SERVICES – 0.9%
Boeing Capital Corp., Sr. Unsecured 7.38%, 9/27/10	550,000	586,807

FOOD – 2.1%
ConAgra Foods, Inc., Sr. Unsecured 7.88%, 9/15/10	650,000	694,688
Kroger Co./The, Company Guaranteed 8.05%, 2/01/10	575,000	593,174

TOTAL FOOD		$1,287,862

HOUSEHOLD PRODUCTS – 0.5%
Clorox Co., Sr. Unsecured 4.20%, 1/15/10	283,000	286,846

MEDIA – 5.5%
Comcast Cable Communications LLC, Sr. Unsecured 6.75%, 1/30/11	1,000,000	1,057,701
COX Communications, Inc., Sr. Unsecured 4.63%, 1/15/10	290,000	289,623
Time Warner Cable, Inc., Company Guaranteed 7.50%, 4/01/14	1,000,000	1,080,393
[1]Time Warner, Inc., Company Guaranteed 1.46%, 5/13/09	1,000,000	992,751

TOTAL MEDIA		$3,420,468

METALS & MINING – 0.8%
Rio Tinto Finance USA Ltd., Company Guaranteed 8.95%, 5/01/14	500,000	518,061

MISCELLANEOUS MANUFACTURING – 1.8%
Honeywell International, Inc., Sr. Unsecured 7.50%, 3/01/10	594,000	625,650

(MTB Short-Term Corporate Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

66	PORTFOLIOS OF INVESTMENTS

MTB Short-Term Corporate Bond Fund (concluded)

Description	Par Value	Market Value

ITT Corp., Sr. Unsecured 4.90%, 5/01/14	$500,000	$516,752

TOTAL MISCELLANEOUS MANUFACTURING		$1,142,402

MULTI-UTILITIES – 0.8%
CenterPoint Energy, Inc., Sr. Unsecured, Series B 7.25%, 9/01/10	500,000	505,561

OIL & GAS – 3.2%
[1]Anadarko Petroleum Corp., Sr. Unsecured 1.72%, 6/15/09	1,000,000	997,920
Enterprise Products Operating LLC, Company Guaranteed, Series B 4.63%, 10/15/09	1,000,000	1,002,666

TOTAL OIL & GAS		$2,000,586

OIL & GAS FIELD SERVICES – 1.7%
Burlington Resources Finance, Co. Guaranteed 6.68%, 2/15/11	1,000,000	1,073,621

PHARMACEUTICALS – 1.6%
[1]Pfizer, Inc., Sr. Unsecured 3.17%, 6/15/09	1,000,000	1,024,629

RETAIL – 2.6%
1CVS Caremark Corp., Sr. Unsecured 1.56%, 6/01/09	500,000	490,850
Staples, Inc., Company Guaranteed 7.75%, 4/01/11	500,000	529,748
Yum! Brands, Inc., Sr. Unsecured 8.88%, 4/15/11	580,000	623,845

TOTAL RETAIL		$1,644,443

ROAD & RAIL – 1.7%
Burlington Northern Santa Fe Corp., Sr. Unsecured 7.13%, 12/15/10	1,000,000	1,058,783

TELECOMMUNICATIONS – 2.9%
AT&T Corp., Company Guaranteed 7.30%, 11/15/11	500,000	547,480
AT&T, Inc., Sr. Unsecured 4.13%, 9/15/09	500,000	505,416
Cisco Systems, Inc., Sr. Unsecured 5.25%, 2/22/11	250,000	265,854
Verizon Global Funding Corp., Sr. Unsecured 7.25%, 12/01/10	450,000	480,360

TOTAL TELECOMMUNICATIONS		$1,799,110

TRANSPORTATION – 1.9%
FedEx Corp., Sr. Unsecured 7.38%, 1/15/14	650,000	709,570
[2,3]Korea Railroad Corp., Sr. Unsecured 5.38%, 5/15/13	500,000	445,846

TOTAL TRANSPORTATION		$1,155,416

TOTAL CORPORATE BONDS (COST $32,704,828)		$32,774,259

U.S. TREASURY – 3.2%

INFLATION PROTECTED – 2.1%
Bond: 3.50%, 1/15/11	100,000	126,490
1.88%, 7/15/13	1,000,000	1,176,451

TOTAL INFLATION PROTECTED		$1,302,941

Description	Par Value	Market Value

U.S. TREASURY NOTE – 1.1%
4.88%, 5/31/09	$500,000	$501,955
3.63%, 1/15/10	150,000	153,434
4.00%, 3/15/10	50,000	51,543

TOTAL U.S. TREASURY NOTE		$706,932

TOTAL U.S. TREASURY (COST $1,906,657)		$2,009,873

MONEY MARKET FUND – 1.7%
[7]Dreyfus Cash Management Fund, Institutional Shares, 0.73%

(COST $1,053,875)	1,053,875	$1,053,875

TOTAL INVESTMENTS – 98.0% (COST $60,869,068)		$61,028,532

OTHER ASSETS LESS LIABILITIES – 2.0%		1,238,341

TOTAL NET ASSETS – 100.0%		$62,266,873

Cost of investments for Federal tax purposes is $60,897,849. The net unrealized appreciation of investments was $130,683. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $692,815 and net unrealized depreciation from investments for those securities having an excess of cost over value of $562,132.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$1,053,875	$—
Level 2 – Other Significant Observable Inputs	59,974,657	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$61,028,532	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

67

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Bond Fund

At April 30, 2009, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Government Agencies	35.0%
Mortgage Backed Securities	31.7%
U.S. Treasury	12.9%
Collateralized Mortgage Obligations	12.3%
U.S. Government Guaranteed	3.2%
Corporate Bonds	2.5%
Municipals Bonds	1.5%
Cash Equivalents[1]	1.6%
Other Assets and Liabilities — Net[2]	(0.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

GOVERNMENT AGENCIES – 35.0%

FEDERAL HOME LOAN BANK (FHLB) – 4.7%
6.63%, 11/15/10	$1,435,000	$1,556,439
5.38%, 5/18/16	2,000,000	2,245,777

TOTAL FEDERAL HOME LOAN BANK		$3,802,216

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 18.1%
4.63%, 10/25/12	3,000,000	3,273,033
4.75%, 1/19/16	3,000,000	3,279,490
5.25%, 4/18/16	2,000,000	2,245,051
5.13%, 10/18/16	2,000,000	2,225,764
4.88%, 6/13/18	2,000,000	2,191,346
8.25%, 6/01/26	1,000,000	1,340,900

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$14,555,584

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 5.1%
1.88%, 4/20/12	1,000,000	1,004,309
5.25%, 8/01/12	3,000,000	3,128,863

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$4,133,172

HOUSING – 0.5%
[9]Federal Housing Administration, Project Pass Through Certificate 7.43%, 4/01/22	44,134	44,134

Description	Par Value	Market Value

Housing and Urban Development. 7.66%, 8/01/15	$390,000	$396,666

TOTAL HOUSING		$440,800

PRIVATE EXPORT FUNDING CORPORATION – 5.0%
Overseas Private Investment Corp. 6.60%, 5/21/16	1,685,250	1,926,761
Private Export Funding Corp. 7.20%, 1/15/10	2,000,000	2,092,127

TOTAL PRIVATE EXPORT FUNDING CORPORATION		$4,018,888

SMALL BUSINESS ADMINISTRATION – 1.6%
Series 90-E 9.65%, 5/01/10	16,079	16,716
Series 91-H 8.85%, 8/01/11	499	518
Series 96-C 6.70%, 3/01/16	101,282	107,065
Series 96-K 6.95%, 11/01/16	723,305	773,166
Series 96-L 6.70%, 12/01/16	296,207	312,419
Series 97-E 7.30%, 5/01/17	22,045	23,074
Series 99-I 7.30%, 9/01/19	25,897	27,528

TOTAL SMALL BUSINESS ADMINISTRATION		$1,260,486

TOTAL GOVERNMENT AGENCIES (COST $26,126,546)		$28,211,146

MORTGAGE-BACKED SECURITIES – 31.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 15.6%
Pool 287773 7.50%, 3/01/17	1,546	1,635
Pool 299147 7.50%, 8/01/17	113,193	119,664

(MTB U.S. Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

68	PORTFOLIOS OF INVESTMENTS

MTB U.S. Government Bond Fund (continued)

Description	Par Value	Market Value

Pool 300161 8.50%, 8/01/17	$29,112	$31,110
Pool 538733 9.00%, 9/01/19	408	440
Pool 555014 8.00%, 12/01/10	21	21
Pool A18401 6.00%, 2/01/34	2,159,021	2,264,655
Pool C78010 5.50%, 4/01/33	3,104,679	3,224,565
Pool C80328 7.50%, 7/01/25	119,160	128,095
Pool E00540 6.00%, 3/01/13	343,365	356,610
Pool E61956 7.00%, 11/01/10	286	290
Pool G01425 7.50%, 5/01/32	248,004	265,927
Pool G01831 6.00%, 5/01/35	1,138,515	1,193,152
Pool G02296 5.00%, 6/01/36	3,117,918	3,208,825
Pool G12709 5.00%, 7/01/22	1,696,030	1,754,631

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$12,549,620

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 14.8%
Pool 190817 6.00%, 5/01/09	46	46
Pool 202957 8.00%, 8/01/21	9,607	10,141
Pool 252439 6.50%, 5/01/29	142,662	152,533
Pool 255933 5.50%, 11/01/35	1,349,314	1,399,885
Pool 323419 6.00%, 12/01/28	314,965	331,888
Pool 334593 7.00%, 5/01/24	162,060	172,654
Pool 39862 9.75%, 9/01/17	16,762	18,067
Pool 436746 6.50%, 8/01/28	107,832	115,292
Pool 440401 6.50%, 8/01/28	395,682	423,059
Pool 485678 6.50%, 3/01/29	315,631	337,469
Pool 494375 6.50%, 4/01/29	65,557	70,093
Pool 545051 6.00%, 9/01/29	482,701	508,636
Pool 604867 7.00%, 1/01/25	186,660	198,137
Pool 625596 7.00%, 2/01/32	78,755	84,227
Pool 725418 6.50%, 5/01/34	718,919	766,862
Pool 763704 5.00%, 4/01/34	3,141,547	3,239,033
Pool 833143 5.50%, 9/01/35	3,280,078	3,404,037
Pool 843323 5.50%, 10/01/35	680,340	705,838

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$11,937,897

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 1.3%
Pool 146927 9.00%, 9/15/16	9,151	9,686
Pool 188603 9.00%, 11/15/16	11,056	11,751
Pool 208196 9.00%, 2/15/17	16,581	17,624
Pool 346572 7.00%, 5/15/23	40,988	43,740
Pool 392400 8.00%, 7/15/24	2,588	2,780
Pool 402603 8.00%, 2/15/10	3,010	3,042
Pool 407264 8.38%, 4/15/10	333	336
Pool 409703 8.00%, 12/15/09	1,554	1,571
Pool 484269 7.00%, 9/15/28	116,826	125,353
Pool 581522 6.00%, 5/15/33	427,267	449,507

Description	Par Value	Market Value

Pool 592505 6.00%, 4/15/33	$228,610	$240,296
Pool 780440 8.50%, 11/15/17	5,324	5,625
Pool II 1061 9.00%, 4/20/23	37,491	40,414
Pool II 1886 9.00%, 10/20/24	7,726	8,353
Pool II 1893 8.50%, 10/20/09	538	540
Pool II 364004 7.00%, 10/20/23	77,455	82,963

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$1,043,581

TOTAL MORTGAGE-BACKED SECURITIES (COST $24,769,220)		$25,531,098

COLLATERALIZED MORTGAGE OBLIGATIONS – 12.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.0%
Series 112-I 6.50%, 1/15/21	5,999	6,353
Series 136-E 6.00%, 4/15/21	16,675	17,021
Series 141-D 5.00%, 5/15/21	7,360	7,658
Series 1577-PK 6.50%, 9/15/23	279,000	295,134
Series 1644-K 6.75%, 12/15/23	176,000	191,733
Series 1666-H 6.25%, 9/15/23	714,400	726,888
Series 1686-PJ 5.00%, 2/15/24	67,612	69,868
Series 1920-H 7.00%, 1/15/12	247,016	258,460
Series 2617-GW 3.50%, 6/15/16	42,276	42,531
Series 6-C 9.05%, 6/15/19	32,085	35,800

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$1,651,446

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.1%
Series 1993-113-PK 6.50%, 7/25/23	164,630	174,298
Series 1993-127-H 6.50%, 7/25/23	165,620	174,553
Series 1993-202-J 6.50%, 11/25/23	90,966	94,839
Series 1994-3-PL 5.50%, 1/25/24	142,790	147,498
Series 1994-55-H 7.00%, 3/25/24	181,000	192,701
Series 2002-52-QA 6.00%, 7/18/32	97,843	102,286

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$886,175

WHOLE LOAN – 9.2%
[1]Banc of America Mortgage Securities, Series 2004-A, Class 2A1 5.46%, 5/25/09	838,314	647,282
[1]Banc of America Mortgage Securities, Series 2004-B, Class 2A1 4.60%, 5/25/09	633,481	495,905
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-8, Class 2A1 4.50%, 6/25/19	3,502,966	3,251,776
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1 5.10%, 5/25/09	3,240,863	2,187,603
Structured Asset Securities Corp., Series 2005-1, Class 6A1 6.00%, 2/25/35	1,009,121	832,188

Total Whole Loan		$7,414,754

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $11,442,578)		$9,952,375

(MTB U.S. Government Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	69

MTB U.S. Government Bond Fund (concluded)

Description	Par Value	Market Value

U.S. TREASURY – 12.9%

INFLATION PROTECTED – 5.0%
Bond: 3.50%, 1/15/11	$1,325,000	$1,675,992
2.00%, 1/15/14	2,000,000	2,338,050

TOTAL INFLATION PROTECTED		$4,014,042

U.S. TREASURY BOND – 7.9%
4.00%, 8/15/18	768,000	824,640
4.50%, 2/15/36	1,286,000	1,375,417
5.00%, 5/15/37	380,000	439,494
4.38%, 2/15/38	1,000,000	1,052,812
3.50%, 2/15/39	3,000,000	2,723,438

TOTAL U.S. TREASURY BOND		$6,415,801

TOTAL U.S. TREASURY (COST $10,095,558)		$10,429,843

U.S. GOVERNMENT GUARANTEED – 3.2%

SHIPBUILDING – 1.0%
American Heavy Lift Shipping Co., Series 96 5.38%, 6/01/17	694,000	780,474

TRANSPORTATION – 2.2%
Vessel Management Services, Inc. 6.75%, 7/15/25	659,000	745,602
Vessel Management Services, Inc. 5.13%, 4/16/35	1,000,000	1,000,000

TOTAL TRANSPORTATION		$1,745,602

TOTAL U.S. GOVERNMENT GUARANTEED (COST $2,368,638)		$2,526,076

CORPORATE BONDS – 2.5%

BANKS – 1.9%
First Tennessee Bank, NA, 4.63%, 5/15/13	1,000,000	801,212
US Bank NA, Sr. Unsecured 5.92%, 5/25/12	754,118	764,235

TOTAL BANKS		$1,565,447

GAS UTILITIES – 0.6%
Bay State Gas Co., MTN 9.20%, 6/06/11	500,000	518,669

TOTAL CORPORATE BONDS (COST $2,045,513)		$2,084,116

MUNICIPAL BONDS – 1.5%
City of Tacoma, WA, Lease Revenue Bonds, (Lease payments guaranteed by U.S. Government) 8.20%, 9/15/13	785,000	866,027
Miami, FL, Rent Revenue Series 1988 (Lease payments guaranteed by U.S. Government) 8.65%, 7/01/19	150,000	176,711
Tobacco Settlement Financing Corp., LA, Revenue Bonds, Asset Backed (Series 2001-A), Callable 6.36%, 5/15/25	254,033	182,302

TOTAL MUNICIPAL BONDS (COST $1,312,911)		$1,225,040

Description	Par Value	Market Value

MONEY MARKET FUND – 1.6%
[7]Dreyfus Government Cash Management Fund, Institutional Shares, 0.24%

(COST $1,288,297)	$1,288,297	$1,288,297

TOTAL INVESTMENTS – 100.7% (COST $79,449,261)		$81,247,991

OTHER ASSETS LESS LIABILITIES – (0.7%)		(596,508)

TOTAL NET ASSETS – 100.0%		$80,651,483

Cost of investments for Federal tax purposes is $79,738,938. The net unrealized appreciation of investments was $1,509,053. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,862,216 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,353,163.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$1,288,297	$—
Level 2 – Other Significant Observable Inputs	79,915,560	—
Level 3 – Significant Unobservable Inputs	44,134	—
Total	$81,247,991	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 04/30/08	$149,189	$—
Realized gain (loss)	12,343	—
Change in unrealized appreciation (depreciation)	(12,343)	—
Net purchases (sales)	(105,055)	—
Transfers in and/or out of Level 3	—	—
Balance as of 04/30/09	$44,134	$—

Net change in unrealized depreciation attributable to assets still held at end of year $(12,343).

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

70

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Municipal Bond Fund

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Transportation	17.2%
Special Purpose Entity	16.4%
Education	10.8%
General Obligations	8.5%
Water & Sewer	8.5%
Medical	7.7%
Development	7.1%
Power	6.7%
Higher Education	6.6%
Housing	3.6%
Building	2.8%
Facilities	1.7%
General Revenue	1.1%
Other Assets and Liabilities[2]	1.3%

TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

MUNICIPAL BONDS – 96.5%

ARIZONA – 0.9%

DEVELOPMENT – 0.9%
Yuma Municipal Property Corp., AZ, Revenue Bonds (Series D), (XLCA INS) 5.00%, 7/01/21	$750,000	$783,698

FLORIDA – 2.4%

EDUCATION – 2.4%
Florida State, Board of Education Lottery Revenue (Series A), (AMBAC INS) 5.00%, 7/01/18	2,000,000	2,171,520

MICHIGAN – 1.1%

WATER & SEWER – 1.1%
Detroit, MI, Sewer Revenue Bonds (Series C), (MBIA Illinois Reinsurance) 5.00%, 7/01/12	1,000,000	1,041,840

NEW YORK – 89.7%

BUILDING – 2.8%
Canton, NY, Human Services 5.75%, 9/01/32	915,000	725,394
Geneva, NY, Revenue Bonds, (Project A) 5.38%, 2/01/33	1,000,000	980,850

Description	Par Value	Market Value

Montgomery County, NY, Industrial Development Agency, Revenue Bonds (Series A), (XLCA INS) 5.00%, 7/01/29	$1,000,000	$854,650

TOTAL BUILDING		$2,560,894

DEVELOPMENT – 6.2%
New York State Urban Development Corp., Service Contract Obligation, Refunding Revenue Bonds (Series B) 5.25%, 1/01/23	5,500,000	5,718,735

EDUCATION – 8.4%
New York State Dormitory Authority, Mental Health Services Facilities Improvement, Revenue Bonds, (Series 2005D-1), (MBIA Illinois Reinsurance FGIC) 5.00%, 2/15/23	2,000,000	2,018,460
New York State Dormitory Authority, Prerefunded Revenue Bonds, (Series C), (PRF to 5/15/09) 7.38%, 5/15/10	425,000	426,237
New York State Dormitory Authority, Revenue Bonds, (FHA 232) 5.85%, 8/01/26	265,000	265,625
New York State Dormitory Authority, Revenue Bonds, State University Educational Facility, (Series A) 7.50%, 5/15/13	3,000,000	3,516,691

(MTB New York Municipal Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	71

MTB New York Municipal Bond Fund (continued)

Description	Par Value	Market Value

New York State Dormitory Authority, School Districts Financing Program (Series D), (MBIA Illinois Reinsurance State Aid Withholding) 5.50%, 10/01/17	$895,000	$977,689
New York State Dormitory Authority, Unrefunded Revenue Bonds, (Series C) 7.38%, 5/15/10	460,000	490,677

TOTAL EDUCATION		$7,695,379

FACILITIES – 1.7%
New York State Urban Development Corp., Correctional & Youth Facilities Service, Unrefunded Revenue Bonds (Series A) 5.50%, 1/01/17	1,510,000	1,574,719

GENERAL OBLIGATIONS – 6.0%
Nassau County, NY, GO, (Series F), (FSA INS) 7.00%, 3/01/10	500,000	526,425
New York City, NY, GO Unlimited (Series A) 5.00%, 8/01/18	2,000,000	2,134,580
New York City, NY, GO Unlimited Refunding Bonds (Series B) 5.75%, 8/01/14	1,640,000	1,772,233
New York City, NY, GO Unlimited Unrefunded (Series B) 5.50%, 12/01/12	1,000,000	1,078,120

TOTAL GENERAL OBLIGATIONS		$5,511,358

GENERAL REVENUE – 1.1%
Grand Central, NY, District Management Association, Inc. 5.00%, 1/01/21	1,000,000	1,030,120

HIGHER EDUCATION – 6.6%
New York State, Dormitory Authority, Income Tax Revenue Bonds, (Series D) 5.00%, 3/15/23	1,250,000	1,321,250
New York State, Dormitory Authority, Refunding Revenue Bonds, (Series B) 5.25%, 11/15/23	1,200,000	1,273,176
New York State, Dormitory Authority, Refunding Revenue Bonds, Nonstate Supported Debt, School District Board Funding Program (Series C), (State Aid Withholding)/(GO of Authority) 7.25%, 10/01/28	3,000,000	3,529,140

TOTAL HIGHER EDUCATION		$6,123,566

HOUSING – 3.6%
East Rochester, NY, Housing Authority, Revenue Bonds 6.13%, 4/20/43	1,355,000	1,411,340
[5]New York State HFA, Phillips Village Project, AMT, (Series A), (Phillips Village LP)/(FHA 236 SONYMA) 7.75%, 8/15/17	835,000	846,607
[5]New York State Mortgage Agency, AMT, (Series 67) 5.80%, 10/01/28	215,000	214,966
[5]New York State Mortgage Agency, Refunding Revenue Bonds, AMT, (Series 63) 5.70%, 4/01/11	865,000	866,488

TOTAL HOUSING		$3,339,401

MEDICAL – 7.7%
Chemung County, NY, Industrial Development Agency, (Series A) 5.00%, 11/01/34	750,000	614,798
Chemung County, NY, Industrial Development Agency, (Series B) 5.00%, 11/01/34	1,000,000	819,730

Description	Par Value	Market Value

Monroe County, NY, IDA, (Highland Hospital Rochester Project) 5.00%, 8/01/22	$1,000,000	$852,890
Monroe County, NY, IDA, Civic Facilities Revenue Bonds, (Highland Hospital Rochester Project) 5.00%, 8/01/25	1,000,000	803,410
New York City, NY, Health and Hospitals Corp., (Series A) 5.45%, 2/15/26	1,000,000	1,006,850
New York State Dormitory Authority, FHA Insured Mortgage Ellis Hospital Revenue Bonds, (FHA INS) 5.05%, 8/15/24	750,000	758,580
New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, (AMBAC FHA INS) 5.10%, 2/01/19	1,000,000	1,009,950
New York State Dormitory Authority, United Health Services, (AMBAC FHA 242) 5.38%, 8/01/27	1,000,000	1,001,120
Tompkins, NY, Health Care Corp., (FHA INS) 10.80%, 2/01/28	250,000	268,225

TOTAL MEDICAL		$7,135,553

POWER – 6.7%
Long Island Power Authority, NY, Revenue Bonds, (Series E) (MBIA Illinois Reinsurance FGIC) 5.00%, 12/01/22	6,000,000	6,196,980

SPECIAL PURPOSE ENTITY – 14.6%
New York Counties Tobacco Trust II, Refunding Revenue Bonds 5.25%, 6/01/25	805,000	666,170
Tobacco Settlement Financing Corp., NY, (Series A-1) 5.25%, 6/01/16	1,430,000	1,451,050
Tobacco Settlement Financing Corp., NY, (Series B-1C) 5.25%, 6/01/13	400,000	400,708
Tobacco Settlement Financing Corp., NY, Asset Backed Series (Series A-1) 5.50%, 6/01/18	3,000,000	3,103,679
5.50%, 6/01/19	4,575,000	4,745,372
Tobacco Settlement Financing Corp., NY, Asset Backed Series (Series A-1), (AMBAC State GTD) 5.25%, 6/01/22	3,000,000	3,035,100

TOTAL SPECIAL PURPOSE ENTITY		$13,402,079

TRANSPORTATION – 16.9%
Albany, NY, Parking Authority, Unrefunded Revenue Bonds, (Series A) 5.63%, 7/15/25	220,000	221,100
Metropolitan Transportation Authority, NY, Revenue Bonds (Series A), (AMBAC INS) 5.50%, 11/15/16	1,400,000	1,482,670
New York State Thruway Authority 5.00%, 4/01/20	2,500,000	2,676,600
New York State Thruway Authority, (Series 2000A), (FSA INS) 6.25%, 4/01/11	1,000,000	1,051,830
New York State Thruway Authority, NY, State Personal Income Tax Revenue (Series A) 5.25%, 3/15/23	2,500,000	2,689,825
5.00%, 3/15/27	1,000,000	1,030,900
New York State Thruway Authority, Service Contract Obligation, Refunding Revenue Bonds, Local Highway & Bridge 5.50%, 4/01/14	2,000,000	2,168,760

(MTB New York Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

72	PORTFOLIOS OF INVESTMENTS

MTB New York Municipal Bond Fund (concluded)

Description	Par Value	Market Value

Triborough Bridge & Tunnel Authority, NY, (Series Y) Refunding Revenue Bonds, (CAPMAC—ITC GO of Authority) 6.13%, 1/01/21	$3,500,000	$4,268,074

TOTAL TRANSPORTATION		$15,589,759

WATER & SEWER – 7.4%
New York City, NY, Municipal Water Finance Authority (Series C) 5.13%, 6/15/33	1,000,000	1,008,120
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Refunding Revenue Bonds, (Series AA) 5.00%, 6/15/21	3,000,000	3,212,640
New York State Environmental Facilities Corp., NY, State Clean water & Drinking, Revolving Funds, Pooled Financing Program, (Series B) 5.00%, 11/15/18	1,450,000	1,567,450
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Revenue Bonds, (Series C) (POL CTL-SRF) 5.85%, 1/15/15	1,040,000	1,043,827

TOTAL WATER & SEWER		$6,832,037

TOTAL NEW YORK		$82,710,580

PUERTO RICO – 0.6%

GENERAL OBLIGATIONS – 0.6%
Commonwealth of Puerto Rico, GO UT, (MBIA Illinois Reinsurance-IBC) 7.00%, 7/01/10	550,000	570,273

WISCONSIN – 1.8%

SPECIAL PURPOSE ENTITY – 1.8%
Badger, WI, Tobacco Asset Securitization Corp., Revenue Bonds 6.13%, 6/01/27	1,550,000	1,663,011

TOTAL MUNICIPAL BONDS (COST $88,645,629)		$88,940,922

4SHORT-TERM MUNICIPAL BONDS – 2.2%

NEW YORK – 2.2%

GENERAL OBLIGATIONS – 1.9%
New York City, NY, (Series H-2) Daily VRDNs, GO Bonds, (Dexia Credit Local LOC) 0.60%, 1/01/36	1,725,000	1,725,000

TRANSPORTATION – 0.3%
Metropolitan Transportation Authority, NY, Refunding Revenue Bond (Series G) Daily VRDNs, (BNP Paribas, LOC) 0.30%, 11/01/26	300,000	300,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $2,025,000)		$2,025,000

TOTAL INVESTMENTS – 98.7% (COST $90,670,629)		$90,965,922

OTHER ASSETS LESS LIABILITIES – 1.3%		1,210,811

TOTAL NET ASSETS – 100.0%		$92,176,733

Cost of investments for Federal tax purposes is $90,628,483. The net unrealized appreciation of investments was $337,439. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,031,167 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,693,728.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	90,965,922	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$90,965,922	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

73

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Municipal Bond Fund

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Higher Education	19.8%
Transportation	14.9%
Development	14.0%
School District	13.6%
Medical	11.3%
Continuing Care	7.9%
General Obligations	5.9%
Facilities	5.0%
Education	3.6%
Water & Sewer	1.7%
Pollution Control	0.7%
Cash Equivalents[2]	0.4%
Other Assets and Liabilities — Net[3]	1.2%

TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

MUNICIPAL BONDS – 98.4%

PENNSYLVANIA – 98.4%

CONTINUING CARE – 7.9%
Bucks County, PA, IDA, Revenue Bonds, (Series 2002A), (Pennswood Village)/(PRF 10/1/12) 6.00%, 10/01/27	$1,000,000	$1,160,210
Bucks County, PA, IDA, Revenue Bonds, (Series A), (Ann’s Choice, Inc.) 5.20%, 1/01/13	330,000	309,322
5.30%, 1/01/14	275,000	254,342
5.40%, 1/01/15	240,000	217,114
Delaware County, PA, Authority, (Dunwoody Village, Inc.)/(PRF 4/1/10) 6.25%, 4/01/30	1,200,000	1,260,408
Montgomery County, PA, Higher Education & Health Authority Hospital, (Series A), (Philadelphia Geriatric Center)/(PRF 12/1/09) 7.25%, 12/01/19	3,000,000	3,166,800
Montgomery County, PA, IDA, (ACTS Retirement-Life Community, Inc.) 5.25%, 11/15/28	1,850,000	1,406,444

Description	Par Value	Market Value

Montgomery County, PA, IDA, (Whitemarsh Continuing Care Retirement Community) 6.13%, 2/01/28	$1,500,000	$990,030

TOTAL CONTINUING CARE		$8,764,670

DEVELOPMENT – 14.0%
Bucks County, PA, IDA, Revenue Bonds, ETM, (Senior Lifestyles, Inc.) 10.00%, 5/15/19	4,775,000	7,633,411
Pennsylvania State IDA, Economic Development Revenue Bonds, (AMBAC INS) 5.50%, 7/01/13	500,000	550,925
Philadelphia, PA, Authority for Industrial Development, Revenue Bonds, (Please Touch Museum) 5.25%, 9/01/26	1,000,000	793,440
Philadelphia, PA, Authority for Industrial, (Series B), (FSA INS)/(PRF 10/1/11 @ 101) 5.25%, 10/01/30	2,000,000	2,211,240
Philadelphia, PA, Redevelopment Authority, (Series C), (MBIA Illinois Reinsurance FGIC) 5.00%, 4/15/27	1,500,000	1,354,755
Pittsburgh & Allegheny County, PA, Public Auditorium, Regional Asset District Sales Tax, (AMBAC INS) 5.25%, 2/01/17	3,000,000	3,051,870

TOTAL DEVELOPMENT		$15,595,641

(MTB Pennsylvania Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

74	PORTFOLIOS OF INVESTMENTS

MTB Pennsylvania Municipal Bond Fund (continued)

Description	Par Value	Market Value

EDUCATION – 3.6%
Berks County, PA, Vocational Technical School Authority, Revenue Bonds, (Series 2005), (Berks Career & Technology Center)/ (MBIA Illinois Reinsurance) 5.00%, 6/01/14	$1,655,000	$1,791,819
[2,3]Bucks County, PA, IDA, Revenue Bonds (Series A), (School Lane Charter School) 4.88%, 3/15/27	1,545,000	1,067,332
Charleroi, PA, Area School District, (Series C), (FGIC State Aid Withholding) 6.00%, 10/01/17	30,000	30,293
York County, PA, School Technology Authority, Lease Revenue Bonds, (FGIC INS)/(PRF 2/15/13 @ 100) 5.50%, 2/15/21	1,000,000	1,147,270

TOTAL EDUCATION		$4,036,714

FACILITIES – 5.0%
Pennsylvania Convention Center Authority, Revenue Bonds, ETM, (Series A), (FGIC INS) 6.00%, 9/01/19	2,410,000	2,929,355
Pittsburgh, PA, Public Parking Authority, Refunding Revenue Bonds (Series A), (MBIA Illinois Reinsurance FGIC) 5.00%, 12/01/20	2,565,000	2,657,571

TOTAL FACILITIES		$5,586,926

GENERAL OBLIGATIONS – 5.9%
Allegheny County, PA, GO Unlimited (Series C-57), (National-RE FGIC) 5.00%, 11/01/22	2,000,000	2,005,720
Butler County, PA, IDA, GO UT, (MBIA Illinois Reinsurance FGIC) 6.00%, 7/15/11	1,000,000	1,082,630
Lancaster County, PA, (Series A), (FGIC INS), (PRF 5/1/10) 5.60%, 5/01/12	1,000,000	1,050,350
Mercer County, PA, GO UT, (MBIA Illinois Reinsurance FGIC) 5.50%, 10/01/18	1,155,000	1,208,927
5.50%, 10/01/19	1,215,000	1,271,728

TOTAL GENERAL OBLIGATIONS		$6,619,355

HIGHER EDUCATION – 19.8%
Allegheny County, PA, Higher Education Building Authority University Revenue, (Carnegie Mellon University), 5.13%, 3/01/32	2,000,000	2,009,019
Chester County, PA, HEFA, (Immaculata College)/(Radian-IBCC) 5.63%, 10/15/27	2,250,000	2,031,097
Latrobe, PA, IDA, College Refunding Revenue Bonds, (Saint Vincent College) 5.38%, 5/01/18	2,000,000	1,963,940
Montgomery County, PA, Higher Education & Health Authority Hospital, (Series FF1), (Dickinson College)/(CIFG INS) 5.00%, 5/01/19	1,420,000	1,499,506
5.00%, 5/01/20	1,490,000	1,555,515
Montgomery County, PA, Higher Education & Health Authority Refunding Revenue Bonds, (Arcadia University)/(Radian) 4.50%, 4/01/30	1,660,000	1,191,847
Pennsylvania State Higher Education Facilities Authority, (Philadelphia College of Osteopathic Medicine) 5.00%, 12/01/13	1,345,000	1,446,279
Pennsylvania State Higher Education Facilities Authority, (Series A), (University of Pennsylvania-Health System)/(AMBAC INS) 5.00%, 8/15/14	2,685,000	2,978,980

Description	Par Value	Market Value

Pennsylvania State Higher Education Facilities Authority, (St. Joseph’s University)/(Radian) 5.50%, 12/15/15	$1,940,000	$1,906,128
Pennsylvania State Higher Education Facilities Authority, (York College of Pennsylvania)/(MBIA Illinois Reinsurance FGIC) 5.00%, 11/01/20	550,000	563,013
Pennsylvania State Higher Educational Revenue, (MBIA Illinois Reinsurance) 5.00%, 5/01/27	1,250,000	1,231,050
Pennsylvania State University, Revenue Bonds, (GO of University) 5.00%, 9/01/17	1,335,000	1,480,902
Swarthmore Boro Authority, PA, Refunding Revenue Bonds, (Swarthmore College) 5.25%, 9/15/20	1,000,000	1,076,840
Union County, PA, Higher Educational Facilities Financing Authority, Refunding Revenue Bonds, (Series A), (Bucknell University) 5.25%, 4/01/20	1,000,000	1,079,130

TOTAL HIGHER EDUCATION		$22,013,246

MEDICAL – 11.3%
Allegheny County, PA, HDA, (Series A) Revenue Bonds, (Jefferson Regional Medical Center, PA) 4.20%, 5/01/11	370,000	355,370
4.25%, 5/01/12	290,000	272,029
4.40%, 5/01/16	415,000	354,186
Allegheny County, PA, HDA, Revenue Bonds (Series B), (Jefferson Regional Medical Center, PA) 5.00%, 5/01/18	675,000	581,479
Chester County, PA, HEFA, (Chester County Hospital, PA)/(MBIA Illinois Reinsurance) 5.63%, 7/01/09	1,985,000	1,987,839
5.63%, 7/01/10	1,675,000	1,677,144
Chester County, PA, HEFA, Revenue Bonds, (Series B), (Jefferson Health System) 5.38%, 5/15/27	2,000,000	1,991,940
Lancaster County, PA, Hospital Authority, (Masonic Homes) 5.00%, 11/01/21	1,160,000	1,109,064
Lancaster County, PA, Hospital Authority, (Series B), (Lancaster General Hospital) 5.00%, 3/15/23	1,270,000	1,270,749
Lehigh County, PA, General Purpose Authority, Refunding Revenue Bonds, (St. Lukes Hospital Bethlehem)/(AMBAC INS) 5.50%, 11/15/13	1,000,000	1,002,290
Scranton-Lackawanna, PA, Health & Welfare Authority, Refunding Revenue Bonds, (Mercy Health Care Systems)/(MBIA Illinois Reinsurance) 5.63%, 1/01/16	2,000,000	2,000,000

TOTAL MEDICAL		$12,602,090

POLLUTION CONTROL – 0.7%
Bucks County, PA, IDA, Environmental Improvement Revenue Bonds, (USX Corp.)/(Mandatory Put), 5.40%, 11/01/17	750,000	745,508

SCHOOL DISTRICT – 13.6%
Central Dauphin, PA, School District (MBIA State Aid Withholding)/(PRF 2/1/16) 7.00%, 2/01/27	2,500,000	3,233,799

(MTB Pennsylvania Municipal Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	75

MTB Pennsylvania Municipal Bond Fund (concluded)

Description	Par Value	Market Value

Eastern York, PA, School District, GO UT, (Series A), (FSA State Aid Withholding) 5.00%, 9/01/24	$1,275,000	$1,336,047
Haverford Township, PA, School District, GO UT, (FSA State Aid Withholding) 5.50%, 3/15/19	1,000,000	1,161,380
Hempfield, PA, School District, GO UT, (Series B), (MBIA Reinsurance FGIC State Aid Withholding) 5.00%, 10/15/18	2,650,000	2,860,596
Jenkintown, PA, School District, GO UT, (Series A), (FGIC State Aid Withholding)/(PRF 5/15/12) 5.00%, 5/15/28	1,375,000	1,527,323
Mifflin County, PA, School District, GO Unlimited, (MBIA-IBC XLCA State Aid Withholding) 7.50%, 9/01/26	2,000,000	2,365,720
Philadelphia, PA, School District, GO Unlimited (Series D), (FSA State Aid Withholding) 5.50%, 6/01/17	1,300,000	1,470,937
Tredyffrin-Easttown, PA, School District, GO UT Refunding Bonds, (State Aid Withholding) 5.00%, 2/15/15	1,000,000	1,155,450

TOTAL SCHOOL DISTRICT		$15,111,252

TRANSPORTATION – 14.9%
Allegheny County, PA, Port Authority Special Revenue Bonds, (MBIA Illinois Reinsurance FGIC) 5.00%, 3/01/19	2,500,000	2,554,275
Delaware River Joint Toll Bridge Commission, Unrefunded Revenue Bonds, Highway Improvements. 5.25%, 7/01/18	1,500,000	1,566,285
Delaware River Port Authority, PA, (Series A), (FSA GO of Authority) 5.50%, 1/01/16	3,410,000	3,646,893
Pennsylvania State Turnpike Commission, (Series S), (MBIA Illinois Reinsurance FGIC) 5.63%, 6/01/13	4,000,000	4,343,879
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Bonds, ETM (Series A), (AMBAC INS)/(Escrowed in State & Local Government Series COL) 5.00%, 12/01/15	2,090,000	2,117,421
Scranton, PA, Parking Authority, (MBIA Illinois Reinsurance FGIC/Municipal Government Guarantee) 5.00%, 9/15/33	2,250,000	1,935,360
Southeastern, PA, Transportation Authority, Revenue Bonds, (Series A), (MBIA Illinois Reinsurance FGIC) 5.25%, 3/01/13	500,000	506,075

TOTAL TRANSPORTATION		$16,670,188

WATER & SEWER – 1.7%
Allegheny County, PA, Sanitation Authority, Sewer Refunding Revenue Bonds (Series A), (MBIA Illinois Reinsurance) 5.00%, 12/01/30	2,000,000	1,906,000

TOTAL MUNICIPAL BONDS (COST $107,899,728)		$109,651,590

Description	Par Value	Market Value

MONEY MARKET FUND – 0.4%
[7]Dreyfus Tax Exempt Cash Management, 0.80%

(COST $475,324)	$475,324	$475,324

TOTAL INVESTMENTS – 98.8% (COST $108,375,052)		$110,126,914

OTHER ASSETS LESS LIABILITIES – 1.2%		1,381,690

TOTAL NET ASSETS – 100.0%		$111,508,604

Cost of investments for Federal tax purposes is $108,383,722. The net unrealized appreciation of investments was $1,743,192. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,439,143 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,695,951.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$475,324	$—
Level 2 – Other Significant Observable Inputs	109,651,590	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$110,126,914	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

76

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Maryland Municipal Bond Fund

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Medical	29.8%
General Obligations	20.7%
Higher Education	7.2%
Continuing Care	7.0%
Facilities	5.4%
Transportation	4.8%
General Revenue	4.5%
Education	4.3%
Development	3.8%
Water & Sewer	2.9%
Multi-Family Housing	2.1%
Special Purpose Entity	1.9%
Housing	1.8%
Pollution Control	1.1%
Cash Equivalents[2]	1.2%
Other Assets and Liabilities — Net[3]	1.5%

TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

MUNICIPAL BONDS – 97.3%

DISTRICT OF COLUMBIA – 1.3%

TRANSPORTATION – 1.3%
Washington, DC, Metro Area Transit Authority (MBIA Illinois Reinsurance FGIC) 6.00%, 7/01/10	$500,000	$523,450
Washington, DC, Metro Area Transit Authority, Refunding Revenue Bonds, (MBIA Illinois Reinsurance) 5.00%, 1/01/12	1,000,000	1,071,100

TOTAL DISTRICT OF COLUMBIA		$1,594,550

MARYLAND – 89.1%

CONTINUING CARE – 7.0%
Baltimore County, MD, Revenue Bonds (Series A), (Oak Crest Village, Inc.) 5.00%, 1/01/22	1,200,000	1,052,712
Carroll County, MD, Revenue Bonds, (Series A), (Fairhaven, Inc./Copper Ridge, Inc.)/(Radian) 5.38%, 1/01/16	2,000,000	1,892,000

Description	Par Value	Market Value

Frederick County, MD, Revenue Bonds, (Series A), (Buckingham’s Choice Inc.) 5.90%, 1/01/17	$1,000,000	$840,510
Maryland State Health & Higher Educational Facilities Authority, (Hebrew Home of Greater Washington)/(Landow House Inc) 5.80%, 1/01/32	2,135,000	1,905,530
Maryland State Health & Higher Educational Facilities Authority, (Series B), (Peninsula United Methodist) 5.25%, 10/01/28	1,000,000	936,590
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2007A), (King Farm Presbyterian Retirement Community) 5.25%, 1/01/27	1,500,000	895,260
5.30%, 1/01/37	1,500,000	801,870

TOTAL CONTINUING CARE		$8,324,472

DEVELOPMENT – 3.8%
Maryland State Community Development Administration, Revenue Bonds, (Series A) (MBIA Illinois Reinsurance) 5.00%, 6/01/21	275,000	283,929

(MTB Maryland Municipal Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	77

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Market Value

Maryland State Economic Development Corp., (Lutheran World Relief, Inc) 5.25%, 4/01/29	$2,100,000	$1,737,582
Maryland State Economic Development Corp., (Lutheran World Relief, Inc.)/(Obligated Group)/(PRF 4/1/10 @ 102) 7.13%, 4/01/19	640,000	684,378
Maryland State Economic Development Corp., Revenue Bonds, Maryland Department of Transportation 5.38%, 6/01/19	750,000	802,320
Maryland State IDFA, (Series B), (National Aquarium in Baltimore, Inc.) 5.10%, 11/01/22	1,000,000	1,018,010

TOTAL DEVELOPMENT		$4,526,219

EDUCATION – 4.3%
Maryland State Health & Higher Educational Facilities Authority, (FSA INS)/(Bullis School) 5.25%, 7/01/20	1,585,000	1,608,363
Maryland State Health & Higher Educational Facilities Authority, (Mclean School) 6.00%, 7/01/31	1,500,000	1,170,795
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Washington Christian Academy) 5.50%, 7/01/38	1,000,000	515,710
Maryland State IDFA, Economic Development Revenue Bonds, (Series 2005A) (Our Lady of Good Counsel High School) 6.00%, 5/01/35	1,000,000	697,090
New Baltimore, MD, Board School Commerce, Revenue Bonds, 5.00%, 11/01/13	1,135,000	1,188,867

TOTAL EDUCATION		$5,180,825

FACILITIES – 5.4%
Baltimore County, MD, Convention Center, Refunding Revenue Bonds, (MBIA Illinois Reinsurance) 5.38%, 9/01/11	2,910,000	2,976,377
Baltimore County, MD, Convention Center, Revenue Bonds, (Series A), (Baltimore Hotel Corp.)/(XLCA) 5.25%, 9/01/39	2,500,000	1,508,225
Maryland State Stadium Authority, (Ocean City Convention Center) 5.38%, 12/15/15	500,000	501,700
Montgomery County, MD, Revenue Authority Lease, Revenue Bonds 5.00%, 4/01/13	1,330,000	1,486,328

TOTAL FACILITIES		$6,472,630

GENERAL OBLIGATIONS – 19.0%
Anne Arundel County, MD, General Improvements, GO Limited 4.50%, 3/01/25	2,000,000	2,078,620
[5]Anne Arundel County, MD, GO LT, AMT 5.50%, 9/01/15	500,000	500,625
Anne Arundel County, MD, GO UT 5.00%, 3/01/16	1,000,000	1,094,860
Frederick County, MD, GO UT 5.25%, 11/01/19	1,500,000	1,779,090
Frederick County, MD, Refunding GO UT, (Series A) 5.25%, 7/01/13	2,080,000	2,263,331
Howard County, MD, (Series A) 5.25%, 8/15/15	1,800,000	1,951,110
Howard County, MD, GO UT, (Series A), (PRF 2/15/12 @ 100) 5.25%, 8/15/16	1,480,000	1,644,043
Maryland State, (Series A) 5.50%, 3/01/13	2,000,000	2,299,840

Description	Par Value	Market Value

Montgomery County, MD, GO UT, (Series A), (PRF 1/01/10 @ 101) 5.60%, 1/01/16	$2,000,000	$2,089,180
Prince Georges County, MD, Consolidated Public Improvement, GO UT, (FSA INS)/(PRF 10/1/09 @101) 5.50%, 10/01/10	1,045,000	1,077,813
Queen Annes County, MD, (MBIA Illinois Reinsurance) 5.00%, 11/15/16	1,000,000	1,143,060
St. Mary’s County, MD, GO UT, (St. Mary’s Hospital) 5.00%, 10/01/21	1,000,000	1,074,900
St. Mary’s County, MD, Refunding GO UT 5.00%, 10/01/18	2,255,000	2,423,900
Washington Suburban Sanitation District, MD, GO UT 6.00%, 6/01/18	1,000,000	1,251,380

TOTAL GENERAL OBLIGATIONS		$22,671,752

GENERAL REVENUE – 3.0%
Anne Arundel County, MD, Refunding Revenue Bonds, (National Business Park Project)/(County Guaranty) 5.13%, 7/01/28	2,200,000	2,295,634
Baltimore, MD, Refunding Revenue Bonds, (Series A), (MBIA Illinois Reinsurance FGIC) 5.25%, 7/01/17	1,000,000	1,092,880
Montgomery County, MD, Special Obligation, Special Tax, (Series A), (Radian) 5.38%, 7/01/20	250,000	217,623

TOTAL GENERAL REVENUE		$3,606,137

HIGHER EDUCATION – 7.2%
Frederick County, MD, Revenue Bonds, (Series A), (Mount St. Mary University)/(PRF 3/01/10 @ 101) 5.75%, 9/01/25	1,000,000	1,052,940
Maryland Health & Higher Educational Facilities Authority, MD, Refunding Revenue Bonds, (Maryland Institute College of Art) 5.00%, 6/01/36	1,900,000	1,431,992
Maryland State Economic Development Corp., (Series A), (Collegiate Housing) 5.60%, 6/01/10	500,000	502,340
6.00%, 6/01/19	1,000,000	907,250
Maryland State Economic Development Corp., Revenue Bonds Morgan State University Project (Series A) 6.00%, 7/01/22	500,000	379,050
Maryland State Economic Development Corp., Revenue Bonds University of Maryland/Baltimore (Series A) 5.75%, 10/01/33	350,000	204,642
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins University)/(United States Treasury PRF 7/01/09 @ 101) 6.00%, 7/01/39	1,000,000	1,019,330
St. Mary’s College, MD, Refunding Revenue Bonds, Academic and Auxiliary Fee (Series A), (AMBAC INS) 4.50%, 9/01/30	2,250,000	1,996,200
University of Maryland, Revenue Bonds, (Series A) 5.25%, 10/01/11	1,000,000	1,035,080

TOTAL HIGHER EDUCATION		$8,528,824

(MTB Maryland Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

78	PORTFOLIOS OF INVESTMENTS

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Market Value

HOUSING – 0.0%
[5]Prince Georges County, MD, Housing Authority, Single Family Mortgage, AMT (Series A), (GNMA)/(FNMA)/(FHLMC) 5.55%, 12/01/33	$10,000	$9,989

MEDICAL – 29.8%
Maryland State Health & Higher Educational Facilities Authority (Series A), (Medlantic/Helix Parents, Inc.)/(FSA INS) 5.25%, 8/15/11	2,000,000	2,024,780
Maryland State Health & Higher Educational Facilities Authority, (Carroll County, MD General Hospital) 6.00%, 7/01/37	2,250,000	2,216,700
Maryland State Health & Higher Educational Facilities Authority, (Carroll Hospital Center) 5.00%, 7/01/40	1,000,000	832,840
Maryland State Health & Higher Educational Facilities Authority, (Frederick Memorial Hospital) 5.00%, 7/01/22	3,000,000	2,595,989
Maryland State Health & Higher Educational Facilities Authority, (Johns Hopkins Hospital) 5.00%, 5/15/26	900,000	895,896
Maryland State Health & Higher Educational Facilities Authority, (MBIA Illinois Reinsurance)/(Howard County General Hospital, MD) 5.00%, 7/01/19	1,500,000	1,428,030
Maryland State Health & Higher Educational Facilities Authority, (Mercy Medical Center) 5.63%, 7/01/31	2,000,000	1,718,420
Maryland State Health & Higher Educational Facilities Authority, (Series A) (Medlantic/Helix Parent, Inc.)/(FSA INS) 5.25%, 8/15/12	1,175,000	1,189,065
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Catholic Health Initiatives) 6.00%, 12/01/13	1,370,000	1,434,335
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Doctors Hospital, Inc.) 5.00%, 7/01/27	1,750,000	1,245,458
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Suburban Hospital) 5.50%, 7/01/16	600,000	625,956
Maryland State Health & Higher Educational Facilities Authority, (Series B), (University of Maryland Medical System)/(AMBAC INS) 5.00%, 7/01/15	1,740,000	1,779,933
Maryland State Health & Higher Educational Facilities Authority, (University of Maryland Medical System) 5.00%, 7/01/12	1,000,000	1,032,750
Maryland State Health & Higher Educational Facilities Authority, ETM, (AMBAC INS)/(Helix Health Systems, Inc.) 5.00%, 7/01/27	3,630,000	4,018,808
Maryland State Health & Higher Educational Facilities Authority, ETM, (Howard County General Hospital, MD) 5.50%, 7/01/13	580,000	614,029
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Medstar, Inc.) 5.00%, 8/15/11	1,000,000	1,033,620
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, ETM, (Series A), (Lifebridge Health, Inc.) 5.00%, 7/01/12	1,000,000	1,113,350

Description	Par Value	Market Value

Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins Hospital) 5.00%, 5/15/13	$1,465,000	$1,516,114
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Kennedy Krieger Childrens Hospital)/(Obligated Group) 5.50%, 7/01/33	500,000	405,685
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (MedStar Health, Inc.) 5.25%, 5/15/46	1,000,000	871,230
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Peninsula Regional Medical Center) 5.00%, 7/01/17	1,745,000	1,803,248
5.00%, 7/01/26	1,000,000	929,080
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Doctors Community Hospital) 5.00%, 7/01/20	1,000,000	806,820
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Sheppard Pratt Health System) 5.25%, 7/01/35	500,000	433,630
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Western Maryland Health System)/(MBIA Illinois Reinsurance FHA 242) 4.00%, 1/01/18	2,000,000	1,903,340
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, ETM, (Frederick Memorial Hospital)/(FGIC INS) 5.25%, 7/01/13	500,000	522,485
Montgomery County, MD, EDA, (Trinity Health Care Group) 5.13%, 12/01/22	600,000	603,504

TOTAL MEDICAL		$35,595,095

MULTI-FAMILY HOUSING – 2.1%
Howard County, MD, Multifamily Revenue, Revenue Bonds, (Chase Glen Project)/(Avalon Properties, Inc.)/(Mandatory Put 7/1/14) 4.90%, 7/01/24	500,000	466,445
Maryland State Community Development Administration (Series C), (FANNIE MAE)/(Mandatory Put 12/1/09) 5.20%, 12/01/29	2,000,000	2,006,680

TOTAL MULTI-FAMILY HOUSING		$2,473,125

POLLUTION CONTROL – 1.1%
Prince Georges County, MD, Pollution Control, Potomac Electric Project 5.75%, 3/15/10	1,250,000	1,283,150

TRANSPORTATION – 3.5%
Baltimore County, MD, Port Facility, (EI Du Pont de Nemours & Co.) 6.50%, 12/01/10	400,000	401,728
Baltimore County, MD, Port Facility, (Series A), (EI Du Pont de Nemours & Co.) 6.50%, 10/01/11	1,000,000	1,000,750
Maryland State Department of Transportation 5.50%, 2/01/16	1,000,000	1,185,370
Maryland State Department of Transportation, Refunding Revenue Bonds 5.00%, 5/01/15	1,375,000	1,556,445

TOTAL TRANSPORTATION		$4,144,293

(MTB Maryland Municipal Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	79

MTB Maryland Municipal Bond Fund (concluded)

Description	Par Value	Market Value

WATER & SEWER – 2.9%
Baltimore, MD, Wastewater Project Revenue Bonds (Series B) (MBIA Illinois Reinsurance)/(PRF 7/01/15 @ 100) 5.00%, 7/01/22	$1,290,000	$1,508,230
Baltimore, MD, Wastewater, Revenue Bonds, (MBIA Illinois Reinsurance FGIC) 6.00%, 7/01/15	1,000,000	1,102,240
Baltimore, MD, Water Projects, Revenue Bonds (Series A) ETM, (FGIC INS) 5.38%, 7/01/15	775,000	889,165

TOTAL WATER & SEWER		$3,499,635

TOTAL MARYLAND		$106,316,146

PUERTO RICO – 5.0%

GENERAL OBLIGATIONS – 1.7%
Commonwealth of Puerto Rico, Public Improvements, GO UT (Series A), (FGIC INS) 5.50%, 7/01/17	2,000,000	1,975,280

GENERAL REVENUE – 1.5%
Puerto Rico Public Finance Corp., (Series A), (AMBAC INS) 5.38%, 6/01/19	1,500,000	1,763,460

HOUSING – 1.8%
Puerto Rico Housing Finance Authority, Prerefunded Revenue Bonds, Capital Guaranteed Program, (HUD LN)/(PRF to 12/1/13 @ 100) 5.00%, 12/01/18	1,400,000	1,576,274
Puerto Rico Housing Finance Authority, Unrefunded Revenue Bonds, Capital Funding Program, (HUD LN) 5.00%, 12/01/18	600,000	622,830

TOTAL HOUSING		$2,199,104

TOTAL PUERTO RICO		$5,937,844

WISCONSIN – 1.9%

SPECIAL PURPOSE ENTITY – 1.9%
Badger, WI, Tobacco Asset Securitization Corp., Revenue Bonds (PRF to 6/1/12 @ 100) 7.00%, 6/01/28	2,000,000	2,285,180

TOTAL MUNICIPAL BONDS (COST $119,456,481)		$116,133,720

MONEY MARKET FUND – 1.2%
[7]Dreyfus Tax Exempt Cash Management, 0.80%

(COST $1,372,725)	1,372,725	1,372,725

TOTAL INVESTMENTS – 98.5% (COST $120,829,206)		$117,506,445

OTHER ASSETS LESS LIABILITIES – 1.5%		1,761,968

TOTAL NET ASSETS – 100.0%		$119,268,413

Cost of investments for Federal tax purposes is $120,752,064. The net unrealized depreciation of investments was $3,245,619. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $4,078,290 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,323,909.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$1,372,725	$—
Level 2 – Other Significant Observable Inputs	116,133,720	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$117,506,445	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

80

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Virginia Municipal Bond Fund

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
General Obligations	14.7%
Water & Sewer	13.5%
Medical	12.9%
Development	11.6%
Transportation	11.4%
General Revenue	6.6%
Multi-Family Housing	6.6%
Facilities	6.1%
Higher Education	5.2%
Pollution Control	3.7%
Airport Development & Maintenance	2.9%
Education	1.8%
Cash Equivalents[2]	1.7%
Other Assets and Liabilities — Net[3]	1.3%

TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

MUNICIPAL BONDS – 97.0%

DISTRICT OF COLUMBIA – 2.9%

AIRPORT DEVELOPMENT & MAINTENANCE – 2.9%
Metropolitan Washington, DC, Airports Authority Revenue Bonds, AMT (Series D), (FSA INS)
[5]5.38%, 10/01/18	$245,000	$249,831
[5]5.38%, 10/01/19	335,000	340,910

TOTAL DISTRICT OF COLUMBIA		$590,741

PUERTO RICO – 7.1%

FACILITIES – 3.4%
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Refunding Bonds, (Series C), (FGIC INS) 5.50%, 7/01/20	705,000	689,145

GENERAL OBLIGATIONS – 1.1%
Commonwealth of Puerto Rico, GO UT, Prerefunded (Series A), (PRF 7/01/13 @ 100) 5.00%, 7/01/33	150,000	170,976

Description	Par Value	Market Value

Commonwealth of Puerto Rico, GO UT, Unrefunded (Series A) 5.00%, 7/01/33	$65,000	$52,517

TOTAL GENERAL OBLIGATIONS		$223,493

GENERAL REVENUE – 1.3%
Puerto Rico Public Finance Corp., Revenue Bonds, (Series A), (U.S. Treasury and U.S. Government PRF 8/1/2011 @ 100)/(MBIA Illinois Reinsurance) 5.00%, 8/01/31	250,000	269,410

TRANSPORTATION – 1.3%
Puerto Rico Highway and Transportation Authority, (Series W) 5.50%, 7/01/13	250,000	254,163

TOTAL PUERTO RICO		$1,436,211

VIRGINIA – 87.0%

DEVELOPMENT – 11.6%
Alexandria, VA, IDA, (Series A) Weekly VRDNs, (Pooled Loan Program)/(Bank of America N.A., LOC) 0.50%, 5/07/09	400,000	400,000
Chesterfield County, VA, IDA, Revenue Bonds, (Virginia Electric & Power Co.) 4.75%, 11/01/16	50,000	51,270

(MTB Virginia Municipal Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	81

MTB Virginia Municipal Bond Fund (continued)

Description	Par Value	Market Value

Frederick County, VA, IDA, Revenue Bonds, (AMBAC INS) 5.00%, 12/01/14	$705,000	$778,954
Loudoun County, VA, IDA, Revenue Bonds, Weekly VRDNs, (Loudoun County Day School)/(PNC Bank N.A., LOC) 0.45%, 5/07/09	435,000	435,000
Montgomery County, VA, IDA, Revenue Bonds, (Series C), (MBIA Illinois Reinsurance) 5.13%, 1/15/19	500,000	511,195
Virginia Beach, VA, Development Authority, Social Services Facility, (AMBAC INS) 5.00%, 12/01/17	100,000	102,212
Virginia Beach, VA, Development Authority, Town Center Project Phase I, (Series A) 4.25%, 8/01/13	50,000	53,697

TOTAL DEVELOPMENT		$2,332,328

EDUCATION – 1.8%
Alexandria, VA, IDA, Revenue Bonds, (Episcopal High School) 5.00%, 1/01/29	250,000	245,985
Henrico County, VA, IDA, Revenue Bonds, (The Collegiate School) 5.10%, 10/15/29	120,000	111,914

TOTAL EDUCATION		$357,899

FACILITIES – 2.7%
Virginia State, VA, Public Building Authority, Public Facility Revenue Bonds (Series B) 5.00%, 8/01/23	500,000	539,440

GENERAL OBLIGATIONS – 13.6%
Alexandria, VA, Public Improvements, GO UT, (State Aid Withholding)/(State and Local Government PRF 6/15/2010 @ 101) 5.75%, 6/15/14	500,000	534,069
Arlington County, VA, Public Improvement, GO UT, (State Aid Withholding)/(U. S. Treasury PRF 2/1/2012 @ 100) 5.25%, 2/01/15	350,000	388,014
Hanover County, VA, Public Improvements Refunding Bonds, GO Unlimited 3.00%, 7/15/13	75,000	79,675
5.00%, 7/15/19	110,000	129,450
Harrisonburg VA, Public Improvements, GO Unlimited (FSA State Aid Withholding) 5.00%, 2/01/11	200,000	214,152
Loudoun County, VA, GO UT, (Series B), (State Aid Withholding) 5.25%, 12/01/14	500,000	588,074
Newport News VA, GO Unlimited, Refunding Notes (Series 2007A) 5.00%, 3/01/19	100,000	113,087
[5]Roanoke, VA, GO UT, AMT (Series B), (MBIA Illinois Reinsurance FGIC) 5.00%, 10/01/11	300,000	314,073
Winchester, VA, Public Improvements, (State and Local Government PRF 6/01/10 @ 101)/(State Aid Withholding) 5.63%, 6/01/18	350,000	372,796

TOTAL GENERAL OBLIGATIONS		$2,733,390

GENERAL REVENUE – 5.3%
Virginia Beach, VA, Public Improvement (Series B) 5.00%, 5/01/20	250,000	282,373
Virginia State, Resources Authority Infrastructure Revenue Bonds (Series A), (VA Pooled Funding Program) 4.00%, 11/01/21	350,000	360,612

Description	Par Value	Market Value

Virginia State, Resources Authority, Infrastructure Revenue Bonds (Series A), (Pooled Loan Bond Program) 5.10%, 5/01/25	$405,000	$410,921

TOTAL GENERAL REVENUE		$1,053,906

HIGHER EDUCATION – 5.2%
Fredericksburg, VA, IDA, Revenue Bonds, (Mary Washington College R/E)//(State and Local Government PRF 4/01/2014 @ 100) 5.35%, 4/01/29	250,000	284,770
Virginia College Building Authority, Refunding Revenue Bonds, (MBIA Illinois Reinsurance)/(Washington & Lee University) 5.25%, 1/01/31	500,000	542,015
Virginia College Building Authority, A, Educational Facilities Revenue Bonds, (Series A), (Public Higher Education Funding Program) 5.00%, 9/01/23	200,000	218,376

TOTAL HIGHER EDUCATION		$1,045,161

MEDICAL – 12.9%
Albemarle County, VA, IDA, (Martha Jefferson Hospital) 5.25%, 10/01/15	650,000	675,318
Albemarle County, VA, IDA, Revenue Bonds, (Westminster-Canterbury of Richmond) 4.63%, 1/01/19	200,000	161,924
Fairfax County, VA, IDA, Refunding Revenue Bonds, (Inova Health System) 5.25%, 8/15/19	720,000	763,070
Fairfax County, VA, IDA, Revenue Bonds, (Inova Health System) 5.00%, 8/15/23	250,000	259,920
Henrico County, VA, EDA, Revenue Bonds (Series A), (Obligated Group)/(Bon Secours Health System, Inc.-St. Francis Medical)/(State and Local Government PRF 11/15/12 @ 100) 5.60%, 11/15/30	5,000	5,734
Henrico County, VA, EDA, Unrefunded Revenue Bonds (Series A), (Obligated Group)/(Bon Secours Health System, Inc.-St. Francis Medical) 5.60%, 11/15/30	245,000	243,175
Virginia Beach, VA, Development Authority Residential Care Facilities, (Westminster Canterbury) 5.38%, 11/01/32	500,000	375,985
Virginia Beach, VA, Development Authority, (Virginia Beach, VA General Hospital) (AMBAC INS) 5.13%, 2/15/18	110,000	113,728

TOTAL MEDICAL		$2,598,854

MULTI-FAMILY HOUSING – 6.6%
[5]Arlington County, VA, IDA, Colonial Village Revenue Bonds, AMT (AHC LP-2)/(FANNIE MAE), Mandatory Tender 11/1/19, 5.15%, 11/01/31	500,000	511,845
[5]Virginia State Housing Development Authority Multi-Family, AMT (Series G) 5.00%, 11/01/13	300,000	303,033
[5]Virginia State Housing Development Authority, Rental Housing, AMT (Series N), (GO of Authority) 5.13%, 1/01/15	500,000	510,650

TOTAL MULTI-FAMILY HOUSING		$1,325,528

POLLUTION CONTROL – 3.7%
Chesterfield County, VA, IDA, Pollution Control Revenue Bonds, (Virginia Electric & Power Co.) 5.88%, 6/01/17	200,000	207,078

(MTB Virginia Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

82	PORTFOLIOS OF INVESTMENTS

MTB Virginia Municipal Bond Fund (concluded)

Description	Par Value	Market Value

Southeastern Public Service Authority, VA, Refunding Revenue Bonds, (AMBAC INS.) 5.00%, 7/01/15	$500,000	$535,480

TOTAL POLLUTION CONTROL		$742,558

TRANSPORTATION – 10.1%
Richmond, VA, Metropolitan Authority, Refunding Revenue Bonds, (MBIA Illinois Reinsurance FGIC) 5.25%, 7/15/17	400,000	440,844
Virginia Commonwealth Transportation Board, (Series A) 5.00%, 5/15/14	500,000	572,885
Virginia Commonwealth Transportation Board, Revenue Bonds 5.00%, 9/28/15	500,000	580,230
Virginia Commonwealth Transportation Board, VA, Transportation Revenue (MBIA Illinois Reinsurance-IBC) 5.00%, 4/01/15	400,000	430,260

TOTAL TRANSPORTATION		$2,024,219

WATER & SEWER – 13.5%
Fairfax County, VA, Water Authority, Revenue Bonds, ETM, (Escrowed in U.S. Treasuries COL) 5.80%, 1/01/16	605,000	672,463
Fairfax County, VA, Water Authority, Revenue Refunding Bonds 5.00%, 4/01/21	100,000	115,411
Norfolk, VA, Water Revenue, Revenue Bonds, (MBIA Illinois Reinsurance) 5.75%, 11/01/12	500,000	501,730
5.88%, 11/01/15	500,000	501,785
Prince William County, VA, Service Authority Water & Sewer System, (FGIC INS)/(U.S. Government PRF 7/1/09 @ 101) 5.50%, 7/01/19	250,000	254,665
Upper Occoquan Sewage Authority, VA, (Series A), (MBIA Illinois Reinsurance) 5.15%, 7/01/20	575,000	668,012

TOTAL WATER & SEWER		$2,714,066

TOTAL VIRGINIA		$17,467,349

TOTAL MUNICIPAL BONDS (COST $19,065,396)		$19,494,301

MONEY MARKET FUND – 1.7%
[7]Dreyfus Tax Exempt Cash Management, 0.80%

(COST $333,804)	333,804	$333,804

TOTAL INVESTMENTS – 98.7% (COST $19,399,200)		$19,828,105

OTHER ASSETS LESS LIABILITIES – 1.3%		256,534

TOTAL NET ASSETS – 100.0%		$20,084,639

Cost of investments for Federal tax purposes is $19,385,433. The net unrealized appreciation of investments was $442,672. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $817,364 and net unrealized depreciation from investments for those securities having an excess of cost over value of $374,692.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$333,804	$—
Level 2 – Other Significant Observable Inputs	19,494,301	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$19,828,105	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

83

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Intermediate-Term Bond Fund

At April 30, 2009, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Corporate Bonds	39.6%
Mortgage-Backed Securities	36.3%
Collateralized Mortgage Obligations	12.2%
Government Agencies	4.0%
U.S. Treasury	2.2%
Commercial Paper	1.4%
Enhanced Equipment Trust Certificate	0.5%
Asset-Backed Securities	0.4%
Cash Equivalents[1]	2.2%
Other Assets and Liabilities — Net[2]	1.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

ASSET-BACKED SECURITIES – 0.4%

FINANCIAL SERVICES – 0.4%
Ford Credit Auto Owner Trust, Series 2007-B Class A2A 5.26%, 6/15/10

(COST $484,883)	$484,929	$485,129

COLLATERALIZED MORTGAGE OBLIGATIONS –12.2%

COMMERCIAL MORTGAGE-BACKED SECURITY (CMBS) – 1.7%
[2,3]American Tower Trust, Series 2007-1A, Class AFX 5.42%, 4/15/37	1,000,000	881,953
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2 5.63%, 4/10/49	1,500,000	1,238,145

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY		$2,120,098

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 8.2%
Series 1920, Class H 7.00%, 1/15/12	247,016	258,460
Series 1993-160, Class AJ 6.50%, 4/25/23	111,680	111,891
Series 2672, Class WA 4.00%, 9/15/10	508,065	519,445
Series 2872, Class GB 5.00%, 5/15/28	7,000,000	7,144,867
Series R001-AE 4.38%, 4/15/15	2,610,705	2,629,687

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$10,664,350

WHOLE LOAN – 2.3%
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1 5.10%, 5/25/09	1,944,518	1,312,562

Description	Par Value	Market Value

Structured Asset Securities Corp., Series 2005-1, Class 6A1 6.00%, 2/25/35	$2,018,243	$1,664,377

TOTAL WHOLE LOAN		$2,976,939

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $17,136,970)		$15,761,387

6COMMERCIAL PAPER – 1.4%

DIVERSIFIED FINANCIAL SERVICES – 0.6%
JP Morgan Chase & Co. 0.45%, 5/18/09	818,000	817,816

FOOD – 0.8%
[2,3]Kellogg Co. 0.40%, 5/28/09	1,000,000	999,689

TOTAL COMMERCIAL PAPER (COST $1,817,526)		$1,817,505

CORPORATE BONDS – 39.6%

AEROSPACE & DEFENSE – 0.8%
United Technologies Corp., Sr. Unsecured Note 4.88%, 5/01/15	960,000	992,761

AUTO MANUFACTURERS – 0.4%
Daimler Finance North America LLC 5.75%, 9/08/11	500,000	490,030

BANKS – 7.4%
Bank of America Corp. 7.13%, 10/15/11	800,000	757,558
[1]BankBoston Capital Trust III, Company Guaranteed 2.07%, 6/15/09	1,000,000	426,407
BB&T Corp. 4.75%, 10/01/12	500,000	487,581

(MTB Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

84	PORTFOLIOS OF INVESTMENTS

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Market Value

BB&T Corp., Sr. Unsecured 6.85%, 4/30/19	$1,150,000	$1,144,924
Citigroup, Inc., Sr. Unsecured 5.50%, 4/11/13	1,000,000	887,177
Goldman Sachs Group, Inc./The, Sr. Unsecured 7.50%, 2/15/19	500,000	518,016
JP Morgan Chase Bank NA 6.00%, 10/01/17	750,000	727,592
KeyBank NA, Sr. Unsecured MTN 5.45%, 3/03/16	1,000,000	801,766
Morgan Stanley, Sr. Unsecured 4.00%, 1/15/10	1,000,000	1,003,358
PNC Bank NA, Subordinated, BKNT 6.88%, 4/01/18	500,000	479,141
US Bank NA, Sr. Unsecured 5.92%, 5/25/12	1,131,177	1,146,353
US Bank NA, Subordinated 6.30%, 2/04/14	305,000	321,802
Wells Fargo & Co., Sr. Unsecured 5.63%, 12/11/17	1,000,000	943,277

TOTAL BANKS		$9,644,952

BEVERAGES – 2.1%
Bottling Group LLC, Sr. Unsecured 5.13%, 1/15/19	500,000	507,940
Coca-Cola Co./The, Sr. Unsecured 4.88%, 3/15/19	750,000	774,058
[1]Coca-Cola Enterprises, Inc., Sr. Unsecured 1.84%, 5/06/09	1,000,000	986,430
Dr Pepper Snapple Group, Inc. Company Guaranteed 6.82%, 5/01/18	500,000	487,369

TOTAL BEVERAGES		$2,755,797

CHEMICALS – 0.2%
Potash Corp. of Saskatchewan, Inc., Sr. Unsecured 6.50%, 5/15/19	250,000	261,487

COMMERCIAL SERVICES – 0.4%
Iron Mountain, Inc., Company Guaranteed 8.00%, 6/15/20	500,000	483,750

DIVERSIFIED FINANCIAL SERVICES – 2.1%
[1]Ford Motor Credit Co., LLC, Sr. Unsecured 2.70%, 7/15/09	900,000	803,250
IBM International Group Capital, Company Guaranteed 5.05%, 10/22/12	1,000,000	1,075,661
1SLM Corp., Sr. Unsecured, MTN 1.25%, 7/27/09	1,000,000	842,522

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,721,433

ELECTRIC – 2.3%
Centerpoint Energy, Inc., Sr. Unsecured 6.50%, 5/01/18	125,000	105,700
Consolidated Edison Co of New York, Inc., Sr. Unsecured, Series 00-B 7.50%, 9/01/10	1,500,000	1,602,635
Duke Energy Corp., Sr. Unsecured 6.30%, 2/01/14	250,000	261,607
Progress Energy, Inc., Sr. Unsecured 6.05%, 3/15/14	1,000,000	1,026,109

TOTAL ELECTRIC		$2,996,051

Description	Par Value	Market Value

ENERGY EQUIPMENT & SERVICES –0.4%
National-Oilwell Varco, Inc., Sr. Unsecured 5.65%, 11/15/12	$500,000	$485,342

FOOD – 3.1%
General Mills, Inc., Sr. Unsecured 6.00%, 2/15/12	500,000	532,134
General Mills, Inc., Sr. Unsecured 5.65%, 2/15/19	250,000	258,192
Kellogg Co., Sr. Unsecured 4.25%, 3/06/13	500,000	513,297
Kraft Foods, Inc., Sr. Unsecured 5.63%, 11/01/11	850,000	899,088
Kroger Co./The 7.50%, 1/15/14	500,000	561,646
McCormick & Co., Inc., Sr. Unsecured 5.75%, 12/15/17	500,000	478,515
McDonald’s Corp., Sr. Unsecured, MTN 5.35%, 3/01/18	500,000	525,700
Sysco Corp., Senior Notes 5.38%, 3/17/19	250,000	259,829

TOTAL FOOD		$4,028,401

HOUSEHOLD PRODUCTS – 0.4%
Clorox Co., Sr. Unsecured 5.00%, 3/01/13	500,000	510,402

MEDIA – 3.1%
Comcast Corp. 5.90%, 3/15/16	1,000,000	1,004,059
[2,3]COX Communications, Inc., Bonds 8.38%, 3/01/39	250,000	244,073
[2,3]COX Enterprises, Inc., Sr. Unsecured 7.88%, 9/15/10	1,000,000	1,017,842
Time Warner Cable, Inc., Company Guaranteed 8.25%, 4/01/19	500,000	550,992
[1]Walt Disney Co./The, Sr. Unsecured, MTNC 1.19%, 7/16/09	1,200,000	1,200,884

TOTAL MEDIA		$4,017,850

METALS & MINING – 0.2%
Rio Tinto Finance USA Ltd., Company Guaranteed 9.00%, 5/01/19	250,000	257,468

MISCELLANEOUS MANUFACTURING – 0.2%
ITT Corp., Sr. Unsecured 6.13%, 5/01/19	250,000	257,699

MULTI-UTILITIES – 0.8%
CenterPoint Energy, Inc., Sr. Unsecured, Series B 7.25%, 9/01/10	500,000	505,560
Dominion Resources, Inc., Sr. Unsecured, Series A 5.60%, 11/15/16	500,000	493,270

TOTAL MULTI-UTILITIES		$998,830

OIL & GAS – 6.3%
Anadarko Finance Co., Company Guaranteed, Series B 6.75%, 5/01/11	715,000	737,163
Apache Corp., Sr. Unsecured 5.25%, 4/15/13	1,150,000	1,208,231
ConocoPhillips, Sr. Unsecured 8.75%, 5/25/10	2,265,000	2,447,372
Devon Financing Corp., Company Guaranteed 6.88%, 9/30/11	1,000,000	1,068,421

(MTB Intermediate-Term Bond Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	85

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Market Value

EnCana Corp., Sr. Unsecured 6.50%, 5/15/19	$250,000	$257,878
Enterprise Products Operating LLC, Company Guaranteed 7.03%, 1/15/68	1,000,000	625,667
Enterprise Products Operating LLC, Company Guaranteed, Class B 4.63%, 10/15/09	500,000	501,333
Pioneer Natural Resources Co., Sr. Unsecured 6.88%, 5/01/18	1,000,000	852,841
XTO Energy, Inc., Sr. Unsecured 6.50%, 12/15/18	500,000	510,222

TOTAL OIL & GAS		$8,209,128

OIL & GAS SERVICES – 0.2%
Halliburton Co., Sr. Unsecured 6.15%, 9/15/19	250,000	266,361

PHARMACEUTICALS – 1.2%
Abbott Laboratories, Sr. Unsecured 5.13%, 4/01/19	500,000	515,898
[1]Pfizer, Inc., Sr. Unsecured 3.17%, 6/15/09	1,000,000	1,024,629

TOTAL PHARMACEUTICALS		$1,540,527

REAL ESTATE INVESTMENT TRUSTS (REIT) – 0.6%
HRPT Properties Trust, Sr. Unsecured 6.65%, 1/15/18	500,000	326,088
Simon Property Group LP, Sr. Unsecured 5.38%, 6/01/11	500,000	477,267

TOTAL REAL ESTATE INVESTMENT TRUSTS		$803,355

RETAIL – 1.8%
CVS/Caremark Corp., Sr. Unsecured 5.75%, 6/01/17	1,000,000	1,014,979
Staples, Inc., Company Guaranteed 7.75%, 4/01/11	250,000	264,874
Yum! Brands, Inc., Sr. Unsecured 8.88%, 4/15/11	1,000,000	1,075,595

TOTAL RETAIL		$2,355,448

SOFTWARE – 0.6%
Oracle Corp., Sr. Unsecured 5.00%, 1/15/11	800,000	843,227

TELECOMMUNICATIONS – 3.2%
American Tower Corp., Sr. Unsecured 7.13%, 10/15/12	1,000,000	1,012,500
AT&T, Inc., Sr. Unsecured 6.25%, 3/15/11	770,000	814,341
6.70%, 11/15/13	1,000,000	1,118,200
[2,3]Verizon Wireless Capital LLC, Sr. Unsecured 7.38%, 11/15/13	500,000	553,327
[2,3]Verizon Wireless Capital LLC, Sr. Unsecured 8.50%, 11/15/18	500,000	594,982

TOTAL TELECOMMUNICATIONS		$4,093,350

TRANSPORTATION – 1.8%
Canadian National Railway Co., Sr. Unsecured 5.85%, 11/15/17	500,000	520,437
FedEx Corp., Sr. Unsecured 7.38%, 1/15/14	1,000,000	1,091,646
[2,3]Korea Railroad Corp., Sr. Unsecured 5.38%, 5/15/13	500,000	445,846

Description	Par Value	Market Value

Union Pacific Corp., Sr. Unsecured 5.75%, 11/15/17	$250,000	$246,407

TOTAL TRANSPORTATION		$2,304,336

TOTAL CORPORATE BONDS (COST $51,930,773)		$51,317,985

ENHANCED EQUIPMENT TRUST CERTIFICATE – 0.5%

AIRLINES – 0.5%
Delta Airlines, Inc., Pass-Thru Certificates, Series 071A 6.82%, 8/10/22

(COST $895,309)	907,561	661,952

GOVERNMENT AGENCIES – 4.0%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.7%
5.00%, 1/30/14	2,000,000	2,213,945

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.3%
3.88%, 6/16/11	3,000,000	3,012,024

TOTAL GOVERNMENT AGENCIES (COST $5,054,765)		$5,225,969

MORTGAGE-BACKED SECURITIES – 36.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 17.4%
Pool A18401 6.00%, 2/01/34	261,979	274,797
Pool C90293 7.50%, 9/01/19	410,961	441,444
Pool C90504 6.50%, 12/01/21	202,266	215,501
Pool E76204 5.50%, 4/01/14	3,013	3,118
Pool E83022 6.00%, 4/01/16	131,449	138,655
Pool E92817 5.00%, 12/01/17	796,722	829,479
Pool G03703 5.50%, 12/01/37	4,216,920	4,366,577
Pool G10399 6.50%, 7/01/09	7	7
Pool G11311 5.00%, 10/01/17	641,317	667,684
Pool G12709 5.00%, 7/01/22	7,233,189	7,483,111
Pool G13077 5.50%, 4/01/23	7,834,039	8,148,789

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$22,569,162

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 18.1%
Pool 254240 7.00%, 3/01/32	276,157	295,946
Pool 254400 5.50%, 7/01/09	92,384	92,617
Pool 256674 6.00%, 4/01/37	4,506,065	4,717,192
Pool 303831 6.00%, 4/01/11	42,507	43,573
Pool 313224 7.00%, 12/01/11	50,350	51,765
Pool 424286 6.50%, 6/01/13	26,517	27,570
Pool 526062 7.50%, 12/01/29	33,044	35,500
Pool 561915 6.50%, 11/01/30	30,964	33,088
Pool 619054 5.50%, 2/01/17	414,394	434,281
Pool 832365 5.50%, 8/01/20	3,494,370	3,643,499

(MTB Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

86	PORTFOLIOS OF INVESTMENTS

MTB Intermediate-Term Bond Fund (concluded)

Description	Par Value	Market Value

Pool 838741 5.00%, 9/01/20	$3,401,463	$3,525,368
Pool 839291 5.00%, 9/01/20	107,638	111,559
Pool 885704 6.00%, 10/01/36	7,106,118	7,441,290
Pool 933147 5.50%, 10/01/37	2,942,952	3,052,332

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$23,505,580

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) –0.8%
Pool 426727 7.00%, 2/15/29	34,566	37,067
Pool 780825 6.50%, 7/15/28	335,373	357,127
Pool 781231 7.00%, 12/15/30	141,157	151,283
Pool II 2616 7.00%, 7/20/28	156,442	167,372
Pool II 2701 6.50%, 1/20/29	302,650	321,525

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$1,034,374

TOTAL MORTGAGE-BACKED SECURITIES (COST $45,378,991)		$47,109,116

U.S. TREASURY – 2.2%

INFLATION PROTECTED – 2.2%
3.00%, 7/15/12	580,000	722,140
1.63%, 1/15/15	500,000	552,341
2.00%, 1/15/14	1,300,000	1,519,732

TOTAL U.S. TREASURY (COST $2,641,614)		$2,794,213

MONEY MARKET FUND – 2.2%
[7]Dreyfus Cash Management Fund, Institutional Shares, 0.73%

(Cost $2,904,032)	2,904,032	$2,904,032

TOTAL INVESTMENTS – 98.8% (COST $128,244,863)		$128,077,288

OTHER ASSETS LESS LIABILITIES – 1.2%		1,531,702

TOTAL NET ASSETS – 100.0%		$129,608,990

Cost of investments for Federal tax purposes is $128,258,914. The net unrealized depreciation of investments was $181,626. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,276,714 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,458,340.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$2,904,032	$—
Level 2 – Other Significant Observable Inputs	125,173,256	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$128,077,288	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

87

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Income Fund

At April 30, 2009, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Corporate Bonds	36.7%
Mortgage-Backed Securities	26.9%
Commercial Paper	16.1%
U.S. Treasury	16.0%
Collateralized Mortgage Obligations	9.3%
Asset-Backed Securities	1.5%
Taxable Municipal	0.5%
Enhanced Equipment Trust Certificate	0.2%
Cash Equivalents[1]	3.6%
Other Assets and Liabilities — Net[2]	(10.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Par Value	Market Value

ASSET-BACKED SECURITIES – 1.5%

FINANCIAL SERVICES – 1.5%
Daimler Chrysler Auto Trust, Series 2008-B, Class A2A 3.81%, 7/08/11	$1,081,025	$1,074,437
[2,3]LA Arena Funding LLC, Class A, 7.66%, 12/15/26	1,577,937	1,361,956

TOTAL ASSET-BACKED SECURITIES (COST $2,658,922)		$2,436,393

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.3%

COMMERCIAL MORTGAGE BACK SECURITY (CMBS) – 1.3%
[2,3]American Tower Trust, Series 2007-1A, Class AFX 5.42%, 4/15/37	1,000,000	881,953
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2 5.63%, 4/10/49	1,500,000	1,238,145

TOTAL COMMERCIAL MORTGAGE BACK SECURITY		$2,120,098

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.2%
Series 1920, Class H 7.00%, 1/15/12	247,016	258,461

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%
Series 1988-23, Class C 9.75%, 9/25/18	14,030	15,761

Description	Par Value	Market Value

WHOLE LOAN – 7.8%
[1]Banc of America Mortgage Securities, Series 2004-A, Class 2A1 5.46%, 5/25/09	$782,051	$603,840
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-8, Class 2A1 4.50%, 6/25/19	4,754,024	4,413,123
GSR Mortgage Loan, Series 2006-2F, Class 2A15 5.75%, 2/25/36	1,389,858	1,249,503
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1 5.10%, 5/25/09	1,944,518	1,312,562
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8 4.75%, 11/25/18	611,373	595,365
Structured Asset Securities Corp., Series 2005-1, Class 6A1 6.00%, 2/25/35	1,513,682	1,248,283
WaMu Mortgage Pass Through Certificates, Series 2004-CB1, Class 1A 5.25%, 6/25/19	3,723,417	3,522,706

TOTAL WHOLE LOAN		$12,945,382

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $17,299,135)		$15,339,702

6COMMERCIAL PAPER – 16.1%

ASSET-BACKED SECURITIES – 6.3%
[2,3]Apreco, LLC 0.20%, 5/01/09	3,000,000	2,999,983
[2,3]Atlantis One Funding Corp. 0.20%, 5/01/09	3,000,000	2,999,983
[2,3]Edison Asset Securitization LLC 0.20%, 5/01/09	1,000,000	999,994
[2,3]Kitty Hawk Funding 0.20%, 5/01/09	3,500,000	3,499,981

TOTAL ASSET BACKED SECURITIES		$10,499,941

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

88	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (continued)

Description	Par Value	Market Value

BEVERAGES – 0.3%
[2,3]PepsiCo, Inc. 0.12%, 5/06/09	$500,000	$499,990

DIVERSIFIED FINANCIAL SERVICES – 1.5%
JP Morgan Chase & Co. 0.45%, 5/07/09	444,000	443,960
0.20%, 5/11/09	2,000,000	1,999,878

TOTAL DIVERSIFIED FINANCIAL SERVICES		$2,443,838

ELECTRIC – 0.6%
[2,3]Dominion Resources, Inc. 0.63%, 5/01/09	1,000,000	999,983

FINANCE-AUTO LOANS – 1.8%
American Honda Finance 0.40%, 6/04/09	3,010,000	3,008,830

FOOD – 3.3%
Kellogg Co.
[2,3]0.30%, 5/15/09	1,500,000	1,499,813
[2,3]0.40%, 5/28/09	4,000,000	3,998,755

TOTAL FOOD		$5,498,568

OIL & GAS FIELD SERVICES – 1.1%
[2,3]Devon Energy Corp. 0.45%, 5/01/09	1,750,000	1,749,978

TELECOMMUNICATIONS – 1.2%
[2,3]Verizon Communications, Inc. 0.35%, 5/26/09	2,000,000	1,999,494

TOTAL COMMERCIAL PAPER (COST $26,700,848)		$26,700,622

CORPORATE BONDS – 36.7%

AEROSPACE & DEFENSE – 0.6%
United Technologies Corp., Sr. Unsecured 4.38%, 5/01/10	1,000,000	1,033,464

AUTO MANUFACTURERS – 0.3%
Daimler Finance North America LLC, Company Guaranteed 5.75%, 9/08/11	500,000	490,030

BANKS – 6.3%
Credit Suisse/New York NY, Senior Notes 5.50%, 5/01/14	1,000,000	1,010,437
Bank of America Corp. 7.13%, 10/15/11	200,000	189,390
[2,3]Bank of New York Institutional Capital Trust A 7.78%, 12/01/26	1,500,000	1,226,671
[1]BankBoston Capital Trust III, Company Guaranteed 2.07%, 6/15/09	900,000	383,767
BB&T Corp., Subordinated 4.75%, 10/01/12	500,000	487,581
BB&T Corp., Sr. Unsecured 6.85%, 4/30/19	1,500,000	1,493,377
Citigroup, Inc., Sr. Unsecured 5.50%, 4/11/13	1,000,000	887,177
Goldman Sachs Group Inc/The, Senior Notes 6.00%, 5/01/14	500,000	502,497
Goldman Sachs Group, Inc./The, Sr. Unsecured 7.50%, 2/15/19	500,000	518,016
JP Morgan Chase Bank NA, Subordinated 6.00%, 10/01/17	750,000	727,592

Description	Par Value	Market Value

KeyBank NA, Sr. Unsecured, MTN 5.45%, 3/03/16	$1,000,000	$801,766
Morgan Stanley, Sr. Unsecured 4.00%, 1/15/10	500,000	501,679
PNC Bank NA, Subordinated, BKNT 6.88%, 4/01/18	1,000,000	958,281
US Bank NA, Sr. Unsecured, MTN 5.92%, 5/25/12	754,118	764,235

TOTAL BANKS		$10,452,466

BEVERAGES – 1.1%
Bottling Group LLC, Sr. Unsecured 5.13%, 1/15/19	500,000	507,940
Coca-Cola Co./The, Sr. Unsecured 4.88%, 3/15/19	750,000	774,058
Dr Pepper Snapple Group, Inc., Company Guaranteed 6.82%, 5/01/18	500,000	487,369

TOTAL BEVERAGES		$1,769,367

CHEMICALS – 0.2%
Potash Corp. of Saskatchewan, Inc., Sr. Unsecured 6.50%, 5/15/19	250,000	261,487

COMMERCIAL SERVICES – 0.6%
Board of Trustees of The Leland Stanford Junior University/The, Bonds 4.75%, 5/01/19	500,000	502,530
Iron Mountain, Inc., Company Guaranteed 8.00%, 6/15/20	500,000	483,750

TOTAL COMMERCIAL SERVICES		$986,280

COSMETICS/PERSONAL CARE – 0.6%
Procter & Gamble Co., Sr. Unsecured 5.80%, 8/15/34	1,000,000	1,019,257

DIVERSIFIED FINANCIAL SERVICES – 3.4%
[2,3]ASIF Global Financing XIX, Sr. Unsecured 4.90%, 1/17/13	1,175,000	768,450
CIT Group, Inc., Sr. Unsecured 7.63%, 11/30/12	500,000	305,750
5.00%, 2/13/14	450,000	244,125
[1]Ford Motor Credit Co., LLC, Sr. Unsecured 2.70%, 7/15/09	1,000,000	892,499
General Electric Capital Corp., Subordinated 6.38%, 11/15/67	1,000,000	572,966
International Lease Finance Corp., Sr. Unsecured 5.88%, 5/01/13	1,150,000	697,935
JP Morgan Chase Capital XVIII, Series R, Company Guaranteed 6.95%, 8/17/36	1,000,000	711,214
MBNA Capital, Bank Guaranteed, Class A 8.28%, 12/01/26	1,000,000	615,000
SLM Corp., Sr. Unsecured, MTNA 4.50%, 7/26/10	500,000	440,305
1SLM Corp., Sr. Unsecured, MTN 1.25%, 7/27/09	500,000	421,261

TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,669,505

(MTB Income Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	89

MTB Income Fund (continued)

Description	Par Value	Market Value

ELECTRIC – 2.7%
American Electric Power Co., Sr. Unsecured, Class C 5.38%, 3/15/10	$250,000	$256,263
Centerpoint Energy, Inc., Sr. Unsecured 6.50%, 5/01/18	125,000	105,700
CenterPoint Energy, Inc., Sr. Unsecured, Series B 6.85%, 6/01/15	1,250,000	1,130,863
Duke Energy Corp., Sr. Unsecured 6.30%, 2/01/14	250,000	261,607
Florida Power & Light Co., 1St Mortgage 5.96%, 4/01/39	1,000,000	1,035,838
Progress Energy, Inc., Sr. Unsecured 6.05%, 3/15/14	1,000,000	1,026,109
Virginia Electric and Power Co., Sr. Unsecured 8.88%, 11/15/38	500,000	654,125

TOTAL ELECTRIC		$4,470,505

ELECTRICAL COMPONENTS & EQUIPMENT – 0.1%
Emerson Electric Co., Sr. Unsecured 6.13%, 4/15/39	200,000	199,172

ENERGY EQUIPMENT & SERVICES – 0.9%
National-Oilwell Varco, Inc., Sr. Unsecured 5.65%, 11/15/12	1,500,000	1,456,027

FOOD – 2.5%
General Mills, Inc., Sr. Unsecured 6.00%, 2/15/12	500,000	532,134
General Mills, Inc., Sr. Unsecured 5.65%, 2/15/19	250,000	258,192
Kellogg Co., Sr. Unsecured 4.25%, 3/06/13	500,000	513,297
Kraft Foods, Inc., Sr. Unsecured 5.63%, 11/01/11	1,000,000	1,057,750
Kroger Co./The, Company Guaranteed 7.50%, 1/15/14	500,000	561,646
Kroger Co./The, Company Guaranteed 8.00%, 9/15/29	500,000	548,095
McCormick & Co., Inc., Sr. Unsecured 5.75%, 12/15/17	500,000	478,515
Sysco Corp., Senior Notes 5.38%, 3/17/19	250,000	259,829

TOTAL FOOD		$4,209,458

HOUSEHOLD PRODUCTS – 0.8%
Clorox Co., Sr. Unsecured 5.00%, 3/01/13	1,300,000	1,327,046

MEDIA – 2.7%
Comcast Corp., Company Guaranteed 5.90%, 3/15/16	1,000,000	1,004,059
[2,3]COX Communications, Inc., Bonds 8.38%, 3/01/39	250,000	244,073
[2,3]COX Enterprises, Inc., Sr. Unsecured 7.88%, 9/15/10	1,000,000	1,017,842
Time Warner Cable, Inc., Company Guaranteed 8.25%, 4/01/19	1,000,000	1,101,984

Description	Par Value	Market Value

Walt Disney Co./The, Sr. Unsecured, MTNC 5.70%, 7/15/11	$1,000,000	$1,077,057

TOTAL MEDIA		$4,445,015

METALS & MINING – 0.3%
Rio Tinto Finance USA Ltd., Company Guaranteed 9.00%, 5/01/19	250,000	257,468
[2,3]Xstrata Finance Canada Ltd., Company Guaranteed 6.90%, 11/15/37	500,000	311,872

TOTAL METALS & MINING		$569,340

MISCELLANEOUS MANUFACTURING – 0.2%
ITT Corp., Sr. Unsecured 6.13%, 5/01/19	250,000	257,699

MULTI-UTILITIES – 0.3%
Dominion Resources, Inc., Sr. Unsecured, Series A 5.60%, 11/15/16	500,000	493,270

OIL & GAS – 3.1%
ConocoPhillips, Sr. Unsecured 8.75%, 5/25/10	1,000,000	1,080,517
EnCana Corp., Sr. Unsecured 6.50%, 5/15/19	250,000	257,878
Enterprise Products Operating LLC, Company Guaranteed 7.03%, 1/15/68	1,000,000	625,667
Pioneer Natural Resources Co., Sr. Unsecured 6.88%, 5/01/18	1,000,000	852,841
Valero Energy Corp., Sr. Unsecured 10.50%, 3/15/39	500,000	574,370
Valero Energy Corp., Sr. Unsecured 6.63%, 6/15/37	1,000,000	797,440
XTO Energy, Inc., Sr. Unsecured 6.50%, 12/15/18	1,000,000	1,020,444

TOTAL OIL & GAS		$5,209,157

OIL & GAS FIELD SERVICES – 0.7%
NuStar Pipeline Operating Partnership, LP, Sr. Unsecured 5.88%, 6/01/13	1,250,000	1,081,893

OIL & GAS SERVICES – 0.8%
Halliburton Co., Sr. Unsecured 6.15%, 9/15/19	250,000	266,361
Smith International, Inc., Sr. Unsecured 8.63%, 3/15/14	1,000,000	1,041,001

TOTAL OIL & GAS SERVICES		$1,307,362

PHARMACEUTICALS – 0.6%
Abbott Laboratories, Sr. Unsecured 5.13%, 4/01/19	1,000,000	1,031,797

REAL ESTATE INVESTMENT TRUSTS (REIT) – 0.8%
Boston Properties, LP, Sr. Unsecured 5.00%, 6/01/15	650,000	500,750
HRPT Properties Trust, Sr. Unsecured 6.65%, 1/15/18	500,000	326,088
Simon Property Group, Inc., Sr. Unsecured 5.38%, 6/01/11	500,000	477,267

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,304,105

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

90	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (continued)

Description	Par Value	Market Value

RETAIL – 2.5%
CVS Caremark Corp., Sr. Unsecured 6.13%, 8/15/16	$1,000,000	$1,038,563
McDonald’s Corp., Sr. Unsecured, MTN 6.30%, 3/01/38	1,000,000	1,061,128
Staples, Inc., Company Guaranteed 7.75%, 4/01/11	250,000	264,874
[2,3]Tesco Plc., Sr. Unsecured 6.15%, 11/15/37	1,000,000	936,780
Yum! Brands, Inc., Sr. Unsecured 8.88%, 4/15/11	802,000	862,627

TOTAL RETAIL		$4,163,972

TELECOMMUNICATIONS – 2.6%
American Tower Corp., Sr. Unsecured 7.13%, 10/15/12	1,500,000	1,518,750
AT&T, Inc., Sr. Unsecured 6.70%, 11/15/13	1,000,000	1,118,200
Verizon Communications, Inc., Sr. Unsecured 6.35%, 4/01/19	1,000,000	1,043,526
[2,3]Verizon Wireless Capital LLC, Sr. Unsecured 8.50%, 11/15/18	500,000	594,982

TOTAL TELECOMMUNICATIONS		$4,275,458

TRANSPORTATION – 2.0%
Burlington Northern Santa Fe Corp., Sr. Unsecured 6.20%, 8/15/36	1,000,000	967,750
FedEx Corp., Sr. Unsecured 7.38%, 1/15/14	1,000,000	1,091,646
[2,3]Korea Railroad Corp., Sr. Unsecured 5.38%, 5/15/13	500,000	445,846
Union Pacific Corp., Sr. Unsecured 5.75%, 11/15/17	900,000	887,065

TOTAL TRANSPORTATION		$3,392,307

TOTAL CORPORATE BONDS (COST $65,083,930)		$60,875,439

ENHANCED EQUIPMENT TRUST CERTIFICATE – 0.2%

AIRLINES – 0.2%
Delta Airlines, Inc., Pass-Thru Certificates, Series 071A 6.82%, 8/10/22

(COST $453,780)	453,780	330,976

MORTGAGE-BACKED SECURITIES – 26.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 19.8%
Gold Pool A13990 4.50%, 10/01/33	320,119	326,535
Gold Pool B17616 5.50%, 1/01/20	475,258	494,992
Gold Pool C00478 8.50%, 9/01/26	42,744	46,452
Gold Pool C01272 6.00%, 12/01/31	300,927	316,896
Gold Pool C79603 6.00%, 2/01/33	171,162	179,536
Gold Pool E00560 6.00%, 7/01/13	130,506	136,189
Pool G13033 5.00%, 5/15/37	6,000,000	6,166,875
Pool 170027 14.75%, 3/01/10	72	78
Pool G27493 5.50%, 5/15/37	10,000,000	10,343,750

Description	Par Value	Market Value

Pool A83578 5.00%, 12/01/38	$1,722,477	$1,772,159
Pool G02296 5.00%, 6/01/36	3,130,847	3,222,131
Pool G02976 5.50%, 6/01/37	2,764,539	2,862,651
Pool G02988 6.00%, 5/01/37	2,451,633	2,562,390
Pool G03703 5.50%, 12/01/37	1,265,076	1,309,973
Pool G04776 5.50%, 7/01/38	1,817,354	1,881,851
Pool G12709 5.00%, 7/01/22	1,111,573	1,149,980

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$32,772,438

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 6.5%
Pool 254007 6.50%, 10/01/31	127,613	136,907
Pool 254759 4.50%, 6/01/18	752,949	779,373
Pool 329794 7.00%, 2/01/26	138,431	150,177
Pool 346537 6.00%, 5/01/11	104,938	110,265
Pool 398162 6.50%, 1/01/28	62,725	67,450
Pool 398938 6.50%, 10/01/27	48,831	52,510
Pool 402255 6.50%, 12/01/27	9,354	10,059
Pool 535939 6.00%, 5/01/16	270,191	285,257
Pool 638023 6.50%, 4/01/32	415,558	447,213
Pool 642345 6.50%, 5/01/32	312,808	335,198
Pool 651292 6.50%, 7/01/32	338,949	363,210
Pool 686398 6.00%, 3/01/33	601,672	634,164
Pool 688987 6.00%, 5/01/33	734,652	774,325
Pool 695818 5.00%, 4/01/18	1,507,364	1,570,752
Pool 885704 6.00%, 10/01/36	3,553,059	3,720,645
Pool 975207 5.00%, 3/01/23	1,279,296	1,324,698

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$10,762,203

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.6%
Pool 354677 7.50%, 10/15/23	88,274	94,412
Pool 354713 7.50%, 12/15/23	44,963	48,089
Pool 354765 7.00%, 2/15/24	155,010	165,919
Pool 354827 7.00%, 5/15/24	127,902	136,904
Pool 360869 7.50%, 5/15/24	36,409	39,298
Pool 361843 7.50%, 10/15/24	97,330	105,053
Pool 373335 7.50%, 5/15/22	29,485	31,736
Pool 385623 7.00%, 5/15/24	106,483	113,952
Pool 503405 6.50%, 4/15/29	214,317	228,217
Pool II 2077 7.00%, 9/20/25	38,082	40,689

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$1,004,269

TOTAL MORTGAGE-BACKED SECURITIES (COST $43,463,191)		$44,538,910

(MTB Income Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	91

MTB Income Fund (concluded)

Description	Par Value	Market Value

U.S. TREASURY – 16.0%

INFLATION PROTECTED – 0.1%
Bond 2.00%, 1/15/14	$100,000	$116,903

U.S. TREASURY BOND – 1.1%
3.50%, 2/15/39	2,000,000	1,815,625

U.S. TREASURY NOTE – 14.8%
.88%, 12/31/10	9,000,000	9,011,249
1.38%, 2/15/12	5,000,000	5,015,625
1.75%, 3/31/14	4,000,000	3,958,750
4.50%, 2/15/16	1,300,000	1,458,439
3.75%, 11/15/18	500,000	526,172
2.75%, 2/15/19	3,000,000	2,908,594
4.50%, 5/15/38	1,585,000	1,708,581

TOTAL U.S. TREASURY NOTE		$24,587,410

TOTAL U.S. TREASURY (COST $27,015,537)		$26,519,938

TAXABLE MUNICIPAL – 0.5%

GENERAL REVENUE – 0.5%
Contra Costa County Public Financing Authority, CA, (MBIA Illinois Reinsurance) 5.52%, 8/01/17

(COST $970,000)	970,000	942,394

MONEY MARKET FUND – 3.6%
[7]Dreyfus Cash Management Fund, Institutional Shares, 0.73%

(COST $5,917,183)	5,917,183	5,917,183

TOTAL INVESTMENTS – 110.8% (COST $189,562,526)		$183,601,557

OTHER ASSETS LESS LIABILITIES – (10.8%)		(17,950,326)

TOTAL NET ASSETS – 100.0%		$165,651,231

Cost of investments for Federal tax purposes is $189,562,526. The net unrealized depreciation of investments was $5,960,969. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,304,881 and net unrealized depreciation from investments for those securities having an excess of cost over value of $8,265,850.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$5,917,183	$—
Level 2 – Other Significant Observable Inputs	177,684,374	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$183,601,557	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

92

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Conservative Growth

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB International Equity Fund	18.9%
MTB Income Fund	18.6%
MTB Large Cap Growth Fund	14.5%
MTB Intermediate-Term Bond Fund	9.8%
MTB Short-Term Corporate Bond Fund	9.8%
MTB Prime Money Market Fund	7.4%
MTB Large Cap Value Fund	7.2%
MTB Short Duration Government Bond Fund	4.9%
MTB Small Cap Growth Fund	3.2%
MTB Mid Cap Growth Fund	3.1%
MTB U.S. Government Bond Fund	2.9%
Other Assets and Liabilities — Net[2]	(0.3)%

TOTAL	100.0%

(1)	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

8MUTUAL FUNDS – 92.9%

EQUITY FUNDS – 46.9%
MTB International Equity Fund, Institutional I Shares	228,589	$1,414,965
MTB Large Cap Growth Fund, Institutional I Shares	188,238	1,091,781
MTB Large Cap Value Fund, Institutional I Shares	76,493	539,279
MTB Mid Cap Growth Fund, Institutional I Shares	27,573	235,469
MTB Small Cap Growth Fund, Institutional I Shares	23,252	238,567

TOTAL EQUITY FUNDS		$3,520,061

FIXED INCOME FUNDS – 46.0%
MTB Income Fund, Institutional I Shares	153,148	1,393,642
MTB Intermediate-Term Bond Fund, Institutional I Shares	73,982	736,856
MTB Short Duration Government Bond Fund, Institutional I Shares	37,174	368,770
MTB Short-Term Corporate Bond Fund, Institutional I Shares	74,488	736,682
MTB U.S. Government Bond Fund, Institutional I Shares	23,143	219,627

TOTAL FIXED INCOME FUNDS		$3,455,577

TOTAL MUTUAL FUNDS (COST $8,490,279)		$6,975,638

Description	Number of Shares	Market Value

MONEY MARKET FUND – 7.4%
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%

(COST $553,148)	553,148	$553,148

TOTAL INVESTMENTS – 100.3% (COST $9,043,427)		$7,528,786

OTHER ASSETS LESS LIABILITIES – (0.3%)		(20,786)

TOTAL NET ASSETS – 100.0%		$7,508,000

Cost of investments for Federal tax purposes is $9,484,955. The net unrealized depreciation of investments was $1,956,169. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $22,395 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,978,564.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

(MTB Managed Allocation Fund – Conservative Growth continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	93

MTB Managed Allocation Fund – Conservative Growth (concluded)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$7,528,786	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$7,528,786	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

94

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Moderate Growth

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB Large Cap Growth Fund	26.6%
MTB International Equity Fund	25.8%
MTB Income Fund	10.6%
MTB Large Cap Value Fund	8.1%
MTB Intermediate-Term Bond Fund	7.7%
MTB Short-Term Corporate Bond Fund	6.8%
MTB Mid Cap Growth Fund	5.1%
MTB Small Cap Growth Fund	4.2%
MTB Prime Money Market Fund	3.4%
MTB Short Duration Government Bond Fund	1.9%
Other Assets and Liabilities — Net[2]	(0.2)%

TOTAL	100.0%

(1)	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

8MUTUAL FUNDS – 96.8%

EQUITY FUNDS – 69.8%
MTB International Equity Fund, Institutional I Shares	1,430,530	$8,854,982
MTB Large Cap Growth Fund, Institutional I Shares	1,573,006	9,123,438
MTB Large Cap Value Fund, Institutional I Shares	393,102	2,771,371
MTB Mid Cap Growth Fund, Institutional I Shares	206,012	1,759,341
MTB Small Cap Growth Fund, Institutional I Shares	140,134	1,437,779

TOTAL EQUITY FUNDS		$23,946,911

FIXED INCOME FUNDS – 27.0%
MTB Income Fund, Institutional I Shares	399,472	3,635,193
MTB Intermediate-Term Bond Fund, Institutional I Shares	266,647	2,655,807
MTB Short Duration Government Bond Fund, Institutional I Shares	67,000	664,640
MTB Short-Term Corporate Bond Fund, Institutional I Shares	234,897	2,323,135

TOTAL FIXED INCOME FUNDS		$9,278,775

TOTAL MUTUAL FUNDS (COST $41,380,463)		$33,225,686

Description	Number of Shares	Market Value

MONEY MARKET FUND – 3.4%
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%

(COST $1,159,199)	1,159,199	$1,159,199

TOTAL INVESTMENTS – 100.2% (COST $42,539,662)		$34,384,885

OTHER ASSETS LESS LIABILITIES – (0.2%)		(81,750)

TOTAL NET ASSETS – 100.0%		$34,303,135

Cost of investments for Federal tax purposes is $44,182,501. The net unrealized depreciation of investments was $9,797,616. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $51,450 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,849,066.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

(MTB Managed Allocation Fund – Moderate Growth continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	95

MTB Managed Allocation Fund – Moderate Growth (concluded)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$34,384,885	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$34,384,885	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

96

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Aggressive Growth

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB Large Cap Growth Fund	41.1%
MTB International Equity Fund	31.3%
MTB Large Cap Value Fund	13.9%
MTB Small Cap Growth Fund	7.0%
MTB Mid Cap Growth Fund	5.0%
MTB Income Fund	1.0%
MTB Prime Money Market Fund	1.0%
Other Assets and Liabilities — Net[2]	(0.3)%

TOTAL	100.0%

(1)	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

8MUTUAL FUNDS – 99.3%

EQUITY FUNDS – 98.3%
MTB International Equity Fund, Institutional I Shares	801,228	$4,959,603
MTB Large Cap Growth Fund, Institutional I Shares	1,121,750	6,506,148
MTB Large Cap Value Fund, Institutional I Shares	311,562	2,196,515
MTB Mid Cap Growth Fund, Institutional I Shares	93,238	796,252
MTB Small Cap Growth Fund, Institutional I Shares	108,266	1,110,806

TOTAL EQUITY FUNDS		$15,569,324

FIXED INCOME FUNDS – 1.0%
MTB Income Fund, Institutional I Shares	17,474	159,017

TOTAL MUTUAL FUNDS (COST $21,460,001)		$15,728,341

MONEY MARKET FUND – 1.0%
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%

(COST $158,705)	158,705	158,705

TOTAL INVESTMENTS – 100.3% (COST $21,618,706)		$15,887,046

OTHER ASSETS LESS LIABILITIES – (0.3%)		(45,872)

TOTAL NET ASSETS – 100.0%		$15,841,174

Cost of investments for Federal tax purposes is $22,932,192. The net unrealized depreciation of investments was $7,045,146. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $0 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,045,146.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$15,887,046	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$15,887,046	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

(MTB Managed Allocation Fund – Aggressive Growth continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	97

MTB Managed Allocation Fund – Aggressive Growth (concluded)

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

98

PORTFOLIO OF INVESTMENTS SUMMARY TABLES

MTB Balanced Fund

At April 30, 2009, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Common Stock	45.0%
Mortgage Backed Securities	17.8%
Corporate Bonds	17.1%
U.S. Treasury	11.0%
Collateralized Mortgage Obligations	6.7%
Cash Equivalents[1]	1.9%
Other Assets and Liabilities — Net[2]	0.5%

TOTAL	100.0%

At April 30, 2009, the Fund’s sector classification3 for its equity holdings was as follows:

Stocks	Percentage of Equity Holdings
Oil & Gas	10.2%
Retail	8.3%
Diversified Financial Services	6.2%
Computers	5.8%
Chemicals	4.8%
Telecommunications	4.6%
Banks	4.4%
Miscellaneous Manufacturing	4.0%
Software	3.8%
Internet	3.1%
Electronics	2.9%
Pharmaceuticals	2.9%
Cosmetics/Personal Care	2.6%
Machinery	2.6%
Beverages	2.3%
Oil & Gas Services	2.3%
Biotechnology	2.2%
Semiconductors	2.2%
Metals & Mining	2.0%
Insurance	1.9%
Transportation	1.8%
Household Products	1.6%
Auto Parts & Equipment	1.1%
Commercial Services	1.1%
Media	1.1%
Tobacco	1.1%
Aerospace & Defense	1.0%
Health Care -Products	1.0%
Real Estate Investment Trusts (REIT)	1.0%

(MTB Balanced Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	99

MTB Balanced Fund (continued)

Stocks	Percentage of Equity Holdings
Packaging & Containers	0.9%
Pipelines	0.9%
Health Care Providers & Services	0.8%
Environmental Control	0.7%
Lodging	0.7%
Office/Business Equipment	0.7%
Apparel	0.6%
Engineering & Construction	0.5%
Hand/Machine Tools	0.5%
Metal Fabricate / Hardware	0.5%
Building Materials	0.4%
Coal	0.4%
Food	0.4%
Home Builders	0.4%
Iron / Steel	0.4%
Toys/Games/Hobbies	0.4%
Air Freight & Logistics	0.3%
Airlines	0.3%
Energy-Alternate Sources	0.3%

TOTAL	100.0%

(1)	Cash Equivalents include investments in mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Sector classifications are based upon, and individual portfolio securities are assigned to the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned an index classification by the Fund’s advisor.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 45.0%

AEROSPACE & DEFENSE – 0.4%
Northrop Grumman Corp.	1,400	$67,690

AIR FREIGHT & LOGISTICS – 0.1%
FedEx Corp.	400	22,384

AIRLINES – 0.1%
Southwest Airlines Co.	3,000	20,940

APPAREL – 0.3%
*Coach, Inc.	1,000	24,500
NIKE, Inc., Class B	400	20,988

TOTAL APPAREL		$45,488

AUTO PARTS & EQUIPMENT – 0.5%
BorgWarner, Inc.	1,000	28,950
Johnson Controls, Inc.	2,600	49,426

TOTAL AUTO PARTS & EQUIPMENT		$78,376

Description	Number of Shares	Market Value

BANKS – 2.0%
Bank of America Corp.	2,600	$23,218
Bank of New York Mellon Corp.	2,800	71,344
Keycorp	8,000	49,200
Marshall & Ilsley Corp.	1,400	8,092
PNC Financial Services Group, Inc.	1,700	67,490
SunTrust Banks, Inc.	4,100	59,204
Wilmington Trust Corp.	2,650	38,452

TOTAL BANKS		$317,000

BEVERAGES – 1.0%
Coca-Cola Co./The	1,300	55,965
Pepsi Bottling Group, Inc.	800	25,016
PepsiCo, Inc.	1,700	84,592

TOTAL BEVERAGES		$165,573

BIOTECHNOLOGY – 1.0%
*Amgen, Inc.	600	29,082

(MTB Balanced Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

100	PORTFOLIOS OF INVESTMENTS

MTB Balanced Fund (continued)

Description	Number of Shares	Market Value

*Celgene Corp.	1,300	$55,536
*Gilead Sciences, Inc.	1,100	50,380
*Life Technologies Corp.	600	22,380

TOTAL BIOTECHNOLOGY		$157,378

BUILDING MATERIALS – 0.2%
Masco Corp.	3,400	30,124

CHEMICALS – 2.1%
Air Products & Chemicals, Inc.	400	26,360
Ashland, Inc.	2,581	56,679
Cabot Corp.	2,400	35,040
Dow Chemical Co.	2,500	40,000
Lubrizol Corp.	1,100	47,542
Monsanto Co.	400	33,956
PPG Industries, Inc.	800	35,240
Praxair, Inc.	300	22,383
RPM International, Inc.	3,100	42,842

TOTAL CHEMICALS		$340,042

COAL – 0.2%
Consol Energy, Inc.	950	29,716

COMMERCIAL SERVICES – 0.5%
Mastercard, Inc., Class A	200	36,690
RR Donnelley & Sons Co.	3,700	43,105

TOTAL COMMERCIAL SERVICES		$79,795

COMPUTERS – 2.6%
*Apple, Inc.	900	113,247
Hewlett-Packard Co.	2,000	71,960
International Business Machines Corp.	700	72,247
*Research In Motion Ltd.	1,300	90,350
*Western Digital Corp.	2,800	65,856

TOTAL COMPUTERS		$413,660

COSMETICS/PERSONAL CARE – 1.2%
Avon Products, Inc.	3,500	79,660
Colgate-Palmolive Co.	400	23,600
Procter & Gamble Co./The	1,700	84,048

TOTAL COSMETICS/PERSONAL CARE		$187,308

DIVERSIFIED FINANCIAL SERVICES – 2.8%
BlackRock, Inc.	300	43,956
Goldman Sachs Group, Inc./The	800	102,800
*IntercontinentalExchange, Inc.	400	35,040
JPMorgan Chase & Co.	2,300	75,900
Morgan Stanley	2,800	66,192
T Rowe Price Group, Inc.	3,000	115,560

TOTAL DIVERSIFIED FINANCIAL SERVICES		$439,448

ELECTRONICS – 1.3%
*Dolby Laboratories, Inc., Class A	1,300	52,169

Description	Number of Shares	Market Value

*Flextronics International Ltd.	7,900	$30,652
Garmin Ltd.	2,750	69,273
Jabil Circuit, Inc.	6,600	53,460

TOTAL ELECTRONICS		$205,554

ENERGY-ALTERNATE SOURCES – 0.1%
*First Solar, Inc.	100	18,729

ENGINEERING & CONSTRUCTION – 0.2%
*McDermott International, Inc.	2,100	33,894

ENVIRONMENTAL CONTROL – 0.3%
Republic Services, Inc.	2,300	48,300

FOOD – 0.2%
Hershey Co.	700	25,298

HAND/MACHINE TOOLS – 0.2%
Black & Decker Corp.	900	36,270

HEALTH CARE – PRODUCTS – 0.5%
*St. Jude Medical, Inc.	1,200	40,224
*Zimmer Holdings, Inc.	700	30,793

TOTAL HEALTH CARE – PRODUCTS		$71,017

HEALTH CARE PROVIDERS & SERVICES – 0.4%
Aetna, Inc.	1,700	37,417
UnitedHealth Group, Inc.	800	18,816

TOTAL HEALTH CARE PROVIDERS & SERVICES		$56,233

HOME BUILDERS – 0.2%
*Toll Brothers, Inc.	1,600	32,416

HOUSEHOLD PRODUCTS – 0.7%
Avery Dennison Corp.	1,700	48,858
Fortune Brands, Inc.	800	31,448
Newell Rubbermaid, Inc.	3,300	34,485

TOTAL HOUSEHOLD PRODUCTS		$114,791

INSURANCE – 0.9%
ACE Ltd.	925	42,846
Mercury General Corp.	1,600	54,048
MetLife, Inc.	1,400	41,650

TOTAL INSURANCE		$138,544

INTERNET – 1.4%
*Amazon.com, Inc.	500	40,260
*Google, Inc., Class A	350	138,590
*Yahoo!, Inc.	2,700	38,583

TOTAL INTERNET		$217,433

IRON/STEEL – 0.2%
Cliffs Natural Resources, Inc.	1,200	27,672

LODGING – 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	2,400	50,064

(MTB Balanced Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	101

MTB Balanced Fund (continued)

Description	Number of Shares	Market Value

MACHINERY – 1.2%
Cummins, Inc.	900	$30,600
Deere & Co.	1,200	49,512
Rockwell Automation, Inc.	2,500	78,975
*Terex Corp.	2,000	27,600

TOTAL MACHINERY		$186,687

MEDIA – 0.5%
CBS Corp., Class B Non-Voting	5,900	41,536
McGraw-Hill Cos., Inc.	1,100	33,165

TOTAL MEDIA		$74,701

METAL FABRICATE / HARDWARE – 0.2%
Timken Co.	2,100	33,768

METALS & MINING – 0.9%
Alcoa, Inc.	4,000	36,280
Freeport-McMoRan Copper & Gold, Inc.	700	29,855
Precision Castparts Corp.	300	22,458
Vulcan Materials Co.	1,200	57,060

TOTAL METALS & MINING		$145,653

MISCELLANEOUS MANUFACTURING –1.8%
3M Co.	400	23,040
General Electric Co.	4,400	55,660
Harsco Corp.	1,500	41,325
Ingersoll-Rand Co., Ltd., Class A	2,700	58,779
Teleflex, Inc.	1,300	55,874
Tyco International Ltd.	2,100	49,896

TOTAL MISCELLANEOUS MANUFACTURING		$284,574

OFFICE/BUSINESS EQUIPMENT – 0.3%
Pitney Bowes, Inc.	1,800	44,172
Xerox Corp.	400	2,444

TOTAL OFFICE/BUSINESS EQUIPMENT		$46,616

OIL & GAS – 4.6%
Apache Corp.	650	47,359
BP Plc. ADR	500	21,230
Chevron Corp.	2,200	145,420
ConocoPhillips	1,000	41,000
EOG Resources, Inc.	500	31,740
Exxon Mobil Corp.	2,900	193,342
Marathon Oil Corp.	2,900	86,130
Occidental Petroleum Corp.	1,500	84,435
*Southwestern Energy Co.	1,200	43,032
Sunoco, Inc.	1,200	31,812

TOTAL OIL & GAS		$725,500

OIL & GAS SERVICES – 1.0%
*National Oilwell Varco, Inc.	1,500	45,420

Description	Number of Shares	Market Value

Schlumberger Ltd.	1,000	$48,990
*Transocean Ltd.	450	30,366
*Weatherford International Ltd.	2,500	41,575

TOTAL OIL & GAS SERVICES		$166,351

PACKAGING & CONTAINERS – 0.4%
Sealed Air Corp.	3,500	66,710

PHARMACEUTICALS – 1.3%
Abbott Laboratories	1,700	71,145
Allergan, Inc.	1,600	74,656
*Auxilium Pharmaceuticals, Inc.	800	18,320
Bristol-Myers Squibb Co.	2,300	44,160

TOTAL PHARMACEUTICALS		$208,281

PIPELINES – 0.4%
Williams Cos., Inc./The	4,600	64,860

REAL ESTATE INVESTMENT TRUSTS (REIT) – 0.4%
Annaly Capital Management, Inc.	4,800	67,536

RETAIL – 3.8%
American Eagle Outfitters, Inc.	4,100	60,762
Burger King Holdings, Inc.	700	11,438
JC Penney Co., Inc.	2,500	76,725
Ltd Brands, Inc.	5,700	65,094
Lowe’s Cos., Inc.	2,400	51,600
Macy’s, Inc.	4,400	60,192
McDonald’s Corp.	500	26,645
Nordstrom, Inc.	2,200	49,786
Tiffany & Co.	1,400	40,516
*Urban Outfitters, Inc.	1,400	27,286
Wal-Mart Stores, Inc.	1,100	55,440
Williams-Sonoma, Inc.	4,900	68,600

TOTAL RETAIL		$594,084

SEMICONDUCTORS – 1.0%
Analog Devices, Inc.	1,400	29,792
Intel Corp.	4,900	77,322
Maxim Integrated Products, Inc.	3,600	48,780

TOTAL SEMICONDUCTORS		$155,894

SOFTWARE – 1.7%
Microsoft Corp.	9,500	192,470
Oracle Corp.	2,600	50,284
*VMware, Inc., Class A	1,100	28,688

TOTAL SOFTWARE		$271,442

TELECOMMUNICATIONS – 2.0%
*Cisco Systems, Inc.	4,300	83,076
Corning, Inc.	2,500	36,550
Frontier Communications Corp.	5,900	41,949
Nokia OYJ ADR	3,700	52,318

(MTB Balanced Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

102	PORTFOLIOS OF INVESTMENTS

MTB Balanced Fund (continued)

Description	Number of Shares	Market Value

QUALCOMM, Inc.	2,600	$110,032

TOTAL TELECOMMUNICATIONS		$323,925

TOBACCO – 0.5%
Lorillard, Inc.	700	44,191
Philip Morris International, Inc.	900	32,580

TOTAL TOBACCO		$76,771

TOYS/GAMES/HOBBIES – 0.2%
*Marvel Entertainment, Inc.	1,000	29,840

TRANSPORTATION – 0.8%
Burlington Northern Santa Fe Corp.	500	33,740
CSX Corp.	2,000	59,180
JB Hunt Transport Services, Inc.	300	8,436
Union Pacific Corp.	600	29,484

TOTAL TRANSPORTATION		$130,840

TOTAL COMMON STOCKS (COST $9,171,174)		$7,125,170

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.3%
Series 2617-GW 3.50%, 6/15/16	$42,276	42,531
Series 2686-GB 5.00%, 5/15/20	314,484	320,228

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$362,759

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.4%
Series 1988-23, Class C 9.75%, 9/25/18	4,677	5,254
Series 2007-35, Class DH 5.00%, 9/25/33	354,025	369,343

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$374,597

WHOLE LOAN – 2.0%
[1]Banc of America Mortgage Securities, Series 2004-A, Class 2A1 5.46%, 5/25/09	157,536	121,637
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.10%, 5/25/09	97,226	65,628
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8, 4.75%, 11/25/18	138,948	135,310

TOTAL WHOLE LOAN		$322,575

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,112,064)		$1,059,931

CORPORATE BONDS – 17.1%

AGRICULTURE – 1.2%
Archer-Daniels-Midland Co., Sr. Unsecured 5.94%, 10/01/32	$200,000	$192,296

Description	Par Value	Market Value

AUTO MANUFACTURERS – 1.2%
Daimler Finance North America LLC, Company Guaranteed, MTN 5.75%, 9/08/11	$200,000	$196,012

BANKS – 2.0%
[1]BankBoston Capital Trust III, Bank Guaranteed Company Guaranteed 2.07%, 6/15/09	170,000	72,489
[1]SunTrust Capital III, Bank Guaranteed 1.97%, 6/15/09	152,000	98,267
US Bank NA, Sr. Unsecured, MTN 5.92%, 5/25/12	150,824	152,847

TOTAL BANKS		$323,603

COMPUTERS – 0.5%
Hewlett-Packard Co., Sr. Unsecured 4.75%, 6/02/14	80,000	84,418

DIVERSIFIED FINANCIAL SERVICES – 1.6%
Citigroup, Inc., Sr. Unsecured 6.00%, 8/15/17	200,000	164,925
[1]Ford Motor Credit Co., LLC, Sr. Unsecured 2.70%, 7/15/09	100,000	89,250

TOTAL DIVERSIFIED FINANCIAL SERVICES		$254,175

ELECTRIC – 1.1%
CenterPoint Energy, Inc., Sr. Unsecured, Series B 6.85%, 6/01/15	200,000	180,938

FOOD – 1.6%
Sysco Corp., Sr. Unsecured 5.38%, 9/21/35	300,000	259,423

MEDIA – 1.3%
[2,3]COX Enterprises, Inc., Sr. Unsecured 7.88%, 9/15/10	200,000	203,568

MUTUAL FUND – 1.9%
Northeast Investors Trust	69,349	297,505

OIL & GAS – 1.5%
Enterprise Products Operating LLC, Company Guaranteed 7.03%, 1/15/68	100,000	62,567
Pioneer Natural Resources Co., Sr. Unsecured 6.88%, 5/01/18	200,000	170,568

TOTAL OIL & GAS		$233,135

TELECOMMUNICATIONS – 3.2%
American Tower Corp., Sr. Unsecured 7.13%, 10/15/12	500,000	506,249

TOTAL CORPORATE BONDS (COST $3,308,220)		$2,731,322

MORTGAGE-BACKED SECURITIES – 17.8%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 9.9%
Gold Pool A15865 5.50%, 11/01/33	261,776	271,884
Gold Pool A19412 5.00%, 3/01/34	354,422	365,642

(MTB Balanced Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	103

MTB Balanced Fund (concluded)

Description	Par Value	Market Value

Gold Pool A26407 6.00%, 9/01/34	$563,478	$591,047
Gold Pool A46082 5.00%, 7/01/35	330,508	340,351
Gold Pool C00478 8.50%, 9/01/26	4,749	5,161

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$1,574,085

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 6.4%
Pool 533246 7.50%, 4/01/30	49,073	52,721
Pool 797152 5.00%, 11/01/19	448,491	466,511
Pool 868574 5.50%, 4/01/36	482,073	500,141

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$1,019,373

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 1.5%
Pool 354677 7.50%, 10/15/23	55,500	59,359
Pool 354765 7.00%, 2/15/24	88,459	94,684
Pool 354827 7.00%, 5/15/24	76,742	82,143

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$236,186

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,715,643)		$2,829,644

U.S. TREASURY – 11.0%

U.S. TREASURY BOND – 2.2%
4.50%, 2/15/36	233,000	249,201
4.75%, 2/15/37	96,000	106,845

TOTAL U.S. TREASURY BOND		$356,046

U.S. TREASURY NOTE – 8.8%
4.88%, 6/30/12	170,000	188,009
4.25%, 9/30/12	250,000	272,930
3.13%, 4/30/13	200,000	211,281
4.00%, 2/15/14	40,000	43,738
4.50%, 11/15/15	100,000	112,922
4.50%, 2/15/16	300,000	336,796
4.50%, 5/15/17	200,000	223,438

TOTAL U.S. TREASURY NOTE		$1,389,114

TOTAL U.S. TREASURY (COST $1,577,012)		$1,745,160

MONEY MARKET FUND – 1.9%
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%

(COST $295,684)	295,684	$295,684

TOTAL INVESTMENTS – 99.5% (COST $18,179,797)		$15,786,911

OTHER ASSETS LESS LIABILITIES – 0.5%		74,351

TOTAL NET ASSETS – 100.0%		$15,861,262

Cost of investments for Federal tax purposes is $18,301,842. The net unrealized depreciation of investments was $2,514,931. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $745,022 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,259,953.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$7,718,358	$—
Level 2 – Other Significant Observable Inputs	8,068,553	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$15,786,911	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

104

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Value Fund

At April 30, 2009, the Fund’s sector classifications1 were as follows:

Stocks	Percentage of Total Net Assets
Oil & Gas	14.2%
Insurance	8.7%
Software	8.2%
Metals & Mining	6.7%
Telecommunications	6.7%
Media	5.9%
Aerospace & Defense	5.3%
Pharmaceuticals	4.1%
Diversified Financial Services	3.8%
Office/Business Equipment	3.7%
Tobacco	3.6%
Biotechnology	3.3%
Banks	2.8%
Electronics	2.5%
Household Products	2.3%
Transportation	2.1%
Electric	1.5%
Miscellaneous Manufacturing	1.5%
Oil & Gas Services	1.3%
Food	1.2%
Chemicals	1.0%
Health Care Providers & Services	0.8%
Iron/Steel	0.7%
Retail	0.3%
Auto Manufacturers	0.2%
Real Estate Investment Trusts (Reit)	0.2%
Machinery	0.1%
Semiconductors	0.1%
Cash Equivalents[2]	7.1%
Other Assets and Liabilities[3]	0.1%

TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Large Cap Value Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	105

MTB Large Cap Value Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 92.8%

AEROSPACE & DEFENSE – 5.3%
Lockheed Martin Corp.	39,805	$3,125,887
Raytheon Co.	75,400	3,410,342

TOTAL AEROSPACE & DEFENSE		$6,536,229

AUTO MANUFACTURERS – 0.2%
Toyota Motor Corp., ADR	2,500	197,900

BANKS – 2.8%
Bank of New York Mellon Corp.	9,000	229,320
PNC Financial Services Group, Inc.	5,800	230,260
Wells Fargo & Co.	150,200	3,005,502

TOTAL BANKS		$3,465,082

BIOTECHNOLOGY – 3.3%
*Amgen, Inc.	83,400	4,042,398

CHEMICALS – 1.0%
Mosaic Co./The	31,200	1,262,040

DIVERSIFIED FINANCIAL SERVICES – 3.8%
JPMorgan Chase & Co.	128,300	4,233,900
Morgan Stanley	9,200	217,488
T Rowe Price Group, Inc.	6,300	242,676

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,694,064

ELECTRIC – 1.5%
*NRG Energy, Inc.	100,200	1,801,596

ELECTRONICS – 2.5%
*Agilent Technologies, Inc.	147,640	2,695,906
Garmin Ltd.	12,500	314,875

TOTAL ELECTRONICS		$3,010,781

FOOD – 1.2%
Hershey Co.	2,900	104,806
Kraft Foods, Inc., Class A	60,503	1,415,770

TOTAL FOOD		$1,520,576

HEALTH CARE PROVIDERS & SERVICES – 0.8%
Aetna, Inc.	44,600	981,646

HOUSEHOLD PRODUCTS – 2.3%
Kimberly-Clark Corp.	56,700	2,786,238

INSURANCE – 8.7%
AON Corp.	75,200	3,173,440
Genworth Financial, Inc., Class A	200,300	472,708
Hartford Financial Services Group, Inc.	106,700	1,223,849
Loews Corp.	137,046	3,411,075

Description	Number of Shares	Market Value

MetLife, Inc.	81,500	$2,424,625

TOTAL INSURANCE		$10,705,697

IRON/STEEL – 0.7%
United States Steel Corp.	31,800	844,290

MACHINERY – 0.1%
Deere & Co.	3,800	156,788

MEDIA – 5.9%
CBS Corp., Class B Non-Voting	114,000	802,560
Comcast Corp., Special Class A	127,550	1,872,434
*Viacom, Inc., Class B	236,000	4,540,640

TOTAL MEDIA		$7,215,634

METALS & MINING – 6.7%
AngloGold Ashanti Ltd. ADR	143,499	4,419,769
Barrick Gold Corp.	133,200	3,876,120

TOTAL METALS & MINING		$8,295,889

MISCELLANEOUS MANUFACTURING – 1.5%
Ingersoll-Rand Co., Ltd., Class A	86,600	1,885,282

OFFICE/BUSINESS EQUIPMENT – 3.7%
Pitney Bowes, Inc.	183,700	4,507,998

OIL & GAS – 14.2%
Apache Corp.	67,500	4,918,050
BP Plc. ADR	3,000	127,380
Chevron Corp.	3,600	237,960
ConocoPhillips	33,460	1,371,860
EOG Resources, Inc.	25,600	1,625,088
Hess Corp.	38,700	2,120,373
Noble Energy, Inc.	87,600	4,971,300
Occidental Petroleum Corp.	2,000	112,580
Talisman Energy, Inc.	153,400	1,923,636

TOTAL OIL & GAS		$17,408,227

OIL & GAS SERVICES – 1.3%
Halliburton Co.	76,100	1,538,742

PHARMACEUTICALS – 4.1%
Bristol-Myers Squibb Co.	8,900	170,880
Merck & Co., Inc.	86,800	2,104,032
Sanofi-Aventis SA ADR	97,400	2,797,328

TOTAL PHARMACEUTICALS		$5,072,240

REAL ESTATE INVESTMENT TRUSTS (REIT) – 0.2%
Annaly Capital Management, Inc.	19,600	275,772

RETAIL – 0.3%
JC Penney Co., Inc.	13,600	417,384

(MTB Large Cap Value Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

106	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Value Fund (concluded)

Description	Number of Shares	Market Value

SEMICONDUCTORS – 0.1%
Intel Corp.	9,500	$149,910

SOFTWARE – 8.2%
CA, Inc.	328,600	5,668,350
Microsoft Corp.	220,500	4,467,330

TOTAL SOFTWARE		$10,135,680

TELECOMMUNICATIONS – 6.7%
AT&T, Inc.	87,200	2,234,064
Motorola, Inc.	732,500	4,050,725
Verizon Communications, Inc.	64,400	1,953,896

TOTAL TELECOMMUNICATIONS		$8,238,685

TOBACCO – 3.6%
Lorillard, Inc.	26,837	1,694,220
Philip Morris International, Inc.	75,200	2,722,240

TOTAL TOBACCO		$4,416,460

TRANSPORTATION – 2.1%
CSX Corp.	8,300	245,597
Union Pacific Corp.	47,800	2,348,892

TOTAL TRANSPORTATION		$2,594,489

TOTAL COMMON STOCKS (COST $148,216,641)		$114,157,717

	Par Value

MONEY MARKET FUND – 7.1%
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%

(COST $8,716,724)	$8,716,724	$8,716,724

TOTAL INVESTMENTS – 99.9% (COST $156,933,365)		$122,874,441

OTHER ASSETS LESS LIABILITIES – 0.1%		100,371

TOTAL NET ASSETS – 100.0%		$122,974,812

Cost of investments for Federal tax purposes is $157,314,684. The net unrealized depreciation of investments was $34,440,243. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $7,063,449 and net unrealized depreciation from investments for those securities having an excess of cost over value of $41,503,692.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$122,874,441	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$122,874,441	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

107

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Growth Fund

At April 30, 2009, the Fund’s sector classifications1 were as follows:

Stocks	Percentage of Total Net Assets
Oil & Gas	11.9%
Computers	10.4%
Telecommunications	5.9%
Diversified Financial Services	5.8%
Retail	5.8%
Internet	5.3%
Software	5.1%
Oil & Gas Services	4.4%
Biotechnology	4.2%
Pharmaceuticals	4.2%
Beverages	3.6%
Cosmetics/Personal Care	3.6%
Electronics	2.2%
Insurance	2.2%
Semiconductors	2.0%
Transportation	2.0%
Miscellaneous Manufacturing	1.7%
Chemicals	1.5%
Health Care Providers & Services	1.5%
Machinery	1.4%
Metals & Mining	1.3%
Apparel	1.2%
Health Care Equipment & Supplies	1.0%
Banks	0.9%
Commercial Services	0.9%
Engineering & Construction	0.9%
Home Builders	0.9%
Tobacco	0.9%
Auto Parts & Equipment	0.8%
Health Care — Products	0.8%
Toys/Games/Hobbies	0.8%
Coal	0.7%
Energy-Alternate Sources	0.7%
Airlines	0.6%
Iron/Steel	0.6%
Air Freight & Logistics	0.5%
Cash Equivalents[2]	0.1%
Other Assets and Liabilities — Net[3]	1.7%

TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investment in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Large Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

108	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 98.2%

AIR FREIGHT & LOGISTICS – 0.5%
FedEx Corp.	9,500	$531,620

AIRLINES – 0.6%
Southwest Airlines Co.	94,000	656,120

APPAREL – 1.2%
*Coach, Inc.	31,500	771,750
NIKE, Inc., Class B	11,200	587,664

TOTAL APPAREL		$1,359,414

AUTO PARTS & EQUIPMENT – 0.8%
BorgWarner, Inc.	30,000	868,500

BANKS – 0.9%
Bank of America Corp.	81,000	723,330
Marshall & Ilsley Corp.	42,800	247,384

TOTAL BANKS		$970,714

BEVERAGES – 3.6%
Coca-Cola Co./The	36,700	1,579,935
PepsiCo, Inc.	49,200	2,448,192

TOTAL BEVERAGES		$4,028,127

BIOTECHNOLOGY – 4.2%
*Amgen, Inc.	19,700	954,859
*Celgene Corp.	36,000	1,537,920
*Gilead Sciences, Inc.	31,500	1,442,700
*Life Technologies Corp.	18,200	678,860

TOTAL BIOTECHNOLOGY		$4,614,339

CHEMICALS – 1.5%
Monsanto Co.	12,500	1,061,125
Praxair, Inc.	8,500	634,185

TOTAL CHEMICALS		$1,695,310

COAL – 0.7%
Consol Energy, Inc.	25,700	803,896

COMMERCIAL SERVICES – 0.9%
Mastercard, Inc., Class A	5,300	972,285

COMPUTERS – 10.4%
*Apple, Inc.	24,700	3,108,001
Hewlett-Packard Co.	55,900	2,011,282
International Business Machines Corp.	19,400	2,002,274
*Research In Motion Ltd.	35,500	2,467,250
*Western Digital Corp.	81,000	1,905,120

TOTAL COMPUTERS		$11,493,927

COSMETICS/PERSONAL CARE – 3.6%
Avon Products, Inc.	40,200	914,952

Description	Number of Shares	Market Value

Colgate-Palmolive Co.	11,300	$666,700
Procter & Gamble Co./The	48,800	2,412,672

TOTAL COSMETICS/PERSONAL CARE		$3,994,324

DIVERSIFIED FINANCIAL SERVICES – 5.8%
BlackRock, Inc.	8,250	1,208,790
Goldman Sachs Group, Inc./The	24,000	3,084,000
*IntercontinentalExchange, Inc.	10,500	919,800
T Rowe Price Group, Inc.	30,300	1,167,156

TOTAL DIVERSIFIED FINANCIAL SERVICES		$6,379,746

ELECTRONICS – 2.2%
*Dolby Laboratories, Inc., Class A	37,200	1,492,836
*Flextronics International Ltd.	245,500	952,540

TOTAL ELECTRONICS		$2,445,376

ENERGY-ALTERNATE SOURCES – 0.7%
*First Solar, Inc.	4,000	749,160

ENGINEERING & CONSTRUCTION – 0.9%
*McDermott International, Inc.	65,000	1,049,100

HEALTH CARE – PRODUCTS – 1.8%
*St. Jude Medical, Inc.	34,500	1,156,440
*Zimmer Holdings, Inc.	21,400	941,386

TOTAL HEALTH CARE – PRODUCTS		$2,097,826

HEALTH CARE PROVIDERS & SERVICES – 1.5%
Aetna, Inc.	50,000	1,100,500
UnitedHealth Group, Inc.	24,000	564,480

TOTAL HEALTH CARE PROVIDERS & SERVICES		$1,664,980

HOME BUILDERS – 0.9%
*Toll Brothers, Inc.	47,500	962,350

INSURANCE – 2.2%
ACE Ltd.	25,500	1,181,160
MetLife, Inc.	40,500	1,204,875

TOTAL INSURANCE		$2,386,035

INTERNET – 5.3%
*Amazon.com, Inc.	14,600	1,175,592
*Google, Inc., Class A	9,000	3,563,730
*Yahoo!, Inc.	78,500	1,121,765

TOTAL INTERNET		$5,861,087

IRON/STEEL – 0.6%
Cliffs Natural Resources, Inc.	30,000	691,800

MACHINERY – 1.4%
Cummins, Inc.	24,600	836,400

(MTB Large Cap Growth Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	109

MTB Large Cap Growth Fund (continued)

Description	Number of Shares	Market Value

*Terex Corp.	55,000	$759,000

TOTAL MACHINERY		$1,595,400

METALS & MINING – 1.3%
Freeport-McMoRan Copper & Gold, Inc.	19,400	827,410
Precision Castparts Corp.	8,500	636,310

TOTAL METALS & MINING		$1,463,720

MISCELLANEOUS MANUFACTURING – 1.7%
General Electric Co.	56,000	708,400
Harsco Corp.	42,000	1,157,100

TOTAL MISCELLANEOUS MANUFACTURING		$1,865,500

OIL & GAS – 11.9%
Apache Corp.	17,500	1,275,050
Chevron Corp.	37,500	2,478,750
EOG Resources, Inc.	15,400	977,592
Exxon Mobil Corp.	83,000	5,533,610
Occidental Petroleum Corp.	32,000	1,801,280
*Southwestern Energy Co.	34,000	1,219,240

TOTAL OIL & GAS		$13,285,522

OIL & GAS SERVICES – 4.4%
*National Oilwell Varco, Inc.	43,000	1,302,040
Schlumberger Ltd.	31,000	1,518,690
*Transocean Ltd.	12,600	850,248
*Weatherford International Ltd.	70,000	1,164,100

TOTAL OIL & GAS SERVICES		$4,835,078

PHARMACEUTICALS – 4.2%
Abbott Laboratories	49,000	2,050,650
Allergan, Inc.	45,000	2,099,700
*Auxilium Pharmaceuticals, Inc.	22,500	515,250

TOTAL PHARMACEUTICALS		$4,665,600

RETAIL – 5.8%
Burger King Holdings, Inc.	22,200	362,748
Lowe’s Cos., Inc.	70,000	1,505,000
McDonald’s Corp.	14,400	767,376
Nordstrom, Inc.	62,000	1,403,060
*Urban Outfitters, Inc.	39,000	760,110
Wal-Mart Stores, Inc.	32,700	1,648,080

TOTAL RETAIL		$6,446,374

SEMICONDUCTORS – 2.0%
Analog Devices, Inc.	39,500	840,560
Intel Corp.	86,700	1,368,126

TOTAL SEMICONDUCTORS		$2,208,686

SOFTWARE – 5.1%
Microsoft Corp.	166,000	3,363,160
Oracle Corp.	73,000	1,411,820

Description	Number of Shares	Market Value

*VMware, Inc., Class A	32,500	$847,600

TOTAL SOFTWARE		$5,622,580

TELECOMMUNICATIONS – 5.9%
*Cisco Systems, Inc.	121,000	2,337,720
Corning, Inc.	75,000	1,096,500
QUALCOMM, Inc.	74,000	3,131,680

TOTAL TELECOMMUNICATIONS		$6,565,900

TOBACCO – 0.9%
Philip Morris International, Inc.	27,300	988,260

TOYS/GAMES/HOBBIES – 0.8%
*Marvel Entertainment, Inc.	29,800	889,232

TRANSPORTATION – 2.0%
Burlington Northern Santa Fe Corp.	16,000	1,079,680
JB Hunt Transport Services, Inc.	10,000	281,200
Union Pacific Corp.	17,200	845,208

TOTAL TRANSPORTATION		$2,206,088

TOTAL COMMON STOCKS (COST $102,899,608)		$108,913,976

	Par Value

MONEY MARKET FUND – 0.1%
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%

(COST $123,747)	$123,747	$123,747

TOTAL INVESTMENTS – 98.3% (COST $103,023,355)		$109,037,723

OTHER ASSETS LESS LIABILITIES – 1.7%		1,841,776

TOTAL NET ASSETS – 100.0%		$110,879,499

(MTB Large Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

110	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Growth Fund (concluded)

Cost of investments for Federal tax purposes is $105,864,880. The net unrealized appreciation of investments was $3,172,843. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $14,617,402 and net unrealized depreciation from investments for those securities having an excess of cost over value of $11,444,559.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$109,037,723	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$109,037,723	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

111

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Multi Cap Growth Fund

At April 30, 2009, the Fund’s sector classifications1 were as follows:

Stocks	Percentage of Total Net Assets
Oil & Gas	9.1%
Computers	7.9%
Retail	7.7%
Software	6.1%
Telecommunications	5.1%
Diversified Financial Services	4.9%
Pharmaceuticals	4.9%
Internet	4.6%
Oil & Gas Services	4.1%
Biotechnology	3.4%
Commercial Services	3.1%
Semiconductors	2.5%
Machinery	2.4%
Beverages	2.3%
Cosmetics/Personal Care	2.2%
Health Care — Products	2.2%
Transportation	2.2%
Electronics	1.8%
Insurance	1.7%
Chemicals	1.6%
Engineering & Construction	1.6%
Miscellaneous Manufacturing	1.5%
Metals & Mining	1.3%
Apparel	1.2%
Coal	1.0%
Health Care Providers & Services	1.0%
Auto Parts & Equipment	0.9%
Iron/Steel	0.9%
Energy-Alternate Sources	0.7%
Environmental Control	0.7%
Health Care Equipment & Supplies	0.7%
Distribution/Wholesale	0.6%
Home Builders	0.6%
Banks	0.5%
Real Estate Investment Trusts (REIT)	0.5%
Tobacco	0.5%
Toys/Games/Hobbies	0.5%
Airlines	0.4%
Air Freight & Logistics	0.3%
Mutual Fund	0.3%
Packaging & Containers	0.3%
Electrical Components & Equipment	0.2%

(MTB Multi Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

112	PORTFOLIOS OF INVESTMENTS

MTB Multi Cap Growth Fund (continued)

Stocks	Percentage of Total Net Assets
Household Products	0.2%
Metal Fabricate / Hardware	0.2%
Aerospace & Defense	0.1%
Entertainment & Leisure	0.1%
Leisure Time	0.1%
Lodging	0.1%
Shipping	0.1%
Electric	0.0%
Warrants	0.0%
Cash Equivalents[2]	2.3%
Other Assets and Liabilities — Net[3]	0.8%

TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 96.9%

AEROSPACE & DEFENSE – 0.1%
Goodrich Corp.	225	$9,963

AIR FREIGHT & LOGISTICS – 0.3%
FedEx Corp.	1,000	55,960

AIRLINES – 0.4%
*Allegiant Travel Co.	100	5,204
Southwest Airlines Co.	8,200	57,236

TOTAL AIRLINES		$62,440

APPAREL – 1.2%
*Coach, Inc.	5,700	139,650
NIKE, Inc., Class B	1,000	52,470
*Warnaco Group, Inc./The	600	17,304

TOTAL APPAREL		$209,424

AUTO PARTS & EQUIPMENT – 0.9%
BorgWarner, Inc.	4,225	122,313
Cooper Tire & Rubber Co.	1,150	9,511
PEP Boys-Manny Moe & Jack	1,425	10,545
Spartan Motors, Inc.	1,000	8,070

TOTAL AUTO PARTS & EQUIPMENT		$150,439

BANKS – 0.5%
Anchor Bancorp Wisconsin, Inc.	35	57
Bank of America Corp.	7,000	62,510
Marshall & Ilsley Corp.	3,700	21,386

Description	Number of Shares	Market Value

*SVB Financial Group	350	$7,266

TOTAL BANKS		$91,219

BEVERAGES – 2.3%
Coca-Cola Co./The	3,500	150,675
PepsiCo, Inc.	4,700	233,872

TOTAL BEVERAGES		$384,547

BIOTECHNOLOGY – 3.4%
*Alexion Pharmaceuticals, Inc.	600	20,052
*AMAG Pharmaceuticals, Inc.	350	15,698
*Amgen, Inc.	1,700	82,399
*Celgene Corp.	3,400	145,247
*Cougar Biotechnology, Inc.	300	10,476
*Dendreon Corp.	725	15,370
*Gilead Sciences, Inc.	3,000	137,400
*Life Technologies Corp.	3,025	112,833
*Myriad Genetics, Inc.	670	25,989
*OSI Pharmaceuticals, Inc.	400	13,428

TOTAL BIOTECHNOLOGY		$578,892

CHEMICALS – 1.6%
*Intrepid Potash, Inc.	750	18,518
Monsanto Co.	1,200	101,867
Mosaic Co./The	1,100	44,495
Praxair, Inc.	750	55,958
*Rockwood Holdings, Inc.	775	9,533
*Solutia, Inc.	7,125	26,790

(MTB Multi Cap Growth Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	113

MTB Multi Cap Growth Fund (continued)

Description	Number of Shares	Market Value

Terra Industries, Inc.	400	$10,600

TOTAL CHEMICALS		$267,761

COAL – 1.0%
*Alpha Natural Resources, Inc.	525	10,752
Consol Energy, Inc.	2,500	78,200
Foundation Coal Holdings Inc.	850	13,804
Massey Energy Co.	1,225	19,490
Peabody Energy Corp.	1,500	39,585
Walter Industries, Inc.	600	13,680

TOTAL COAL		$175,511

COMMERCIAL SERVICES – 3.1%
*Coinstar, Inc.	450	16,016
*Dollar Financial Corp.	3,350	33,835
Global Payments, Inc.	1,300	41,678
*ITT Educational Services, Inc.	500	50,385
Lender Processing Services, Inc.	1,775	50,872
Mastercard, Inc., Class A	500	91,724
Moody’s Corp.	1,000	29,520
*Net 1 UEPS Technologies, Inc.	950	15,675
Pharmaceutical Product Development, Inc.	1,700	33,337
*Quanta Services, Inc.	2,700	61,371
Ritchie Bros. Auctioneers, Inc.	3,250	72,800
*Team, Inc.	400	5,748
*VistaPrint Ltd.	300	10,305
*Wright Express Corp.	550	12,584

TOTAL COMMERCIAL SERVICES		$525,850

COMPUTERS – 7.9%
*Apple, Inc.	2,400	301,991
*Brocade Communications Systems, Inc.	3,275	18,930
*Cognizant Technology Solutions Corp., Class A	800	19,832
*Cogo Group, Inc.	2,025	16,565
Hewlett-Packard Co.	5,300	190,694
International Business Machines Corp.	1,900	196,099
*Mentor Graphics Corp.	1,300	8,736
*MICROS Systems, Inc.	825	17,309
*NCI, Inc., Class A	600	14,616
*Palm, Inc.	1,150	12,064
*Research In Motion Ltd.	3,500	243,249
Seagate Technology	1,425	11,628
*Synaptics, Inc.	1,625	52,780
*Western Digital Corp.	9,650	226,968

TOTAL COMPUTERS		$1,331,461

COSMETICS/PERSONAL CARE – 2.2%
Avon Products, Inc.	4,000	91,040
Colgate-Palmolive Co.	1,000	59,000
Procter & Gamble Co./The	4,500	222,480

TOTAL COSMETICS/PERSONAL CARE		$372,520

Description	Number of Shares	Market Value

DISTRIBUTION/WHOLESALE – 0.6%
Fastenal Co.	1,100	$42,196
*LKQ Corp.	3,500	59,430

TOTAL DISTRIBUTION/WHOLESALE		$101,626

DIVERSIFIED FINANCIAL SERVICES – 4.9%
*Affiliated Managers Group, Inc.	225	12,791
BlackRock, Inc.	1,200	175,824
Goldman Sachs Group, Inc./The	2,300	295,550
*Interactive Brokers Group, Inc.	300	4,425
*IntercontinentalExchange, Inc.	1,700	148,920
*KBW, Inc.	775	18,747
*MF Global Ltd.	1,900	11,590
Och-Ziff Capital Management Group LLC, Class A	1,225	9,114
optionsXpress Holdings, Inc.	625	10,288
T Rowe Price Group, Inc.	3,500	134,820

TOTAL DIVERSIFIED FINANCIAL SERVICES		$822,069

ELECTRIC – 0.0%
*EnerNOC, Inc.	275	4,804

ELECTRICAL COMPONENTS & EQUIPMENT – 0.2%
*American Superconductor Corp.	1,225	31,482
*General Cable Corp.	95	2,578
*GrafTech International Ltd.	650	5,714

TOTAL ELECTRICAL COMPONENTS & EQUIPMENT		$39,774

ELECTRONICS – 1.8%
*Dolby Laboratories, Inc., Class A	3,900	156,507
*Flextronics International Ltd.	25,650	99,522
*FLIR Systems, Inc.	1,500	33,270
*On Track Innovations Ltd.	900	1,125
*Plexus Corp.	425	9,414
Woodward Governor Co.	475	9,481

TOTAL ELECTRONICS		$309,319

ENERGY-ALTERNATE SOURCES – 0.7%
*Clean Energy Fuels Corp.	2,125	17,978
*First Solar, Inc.	400	74,915
*FuelCell Energy, Inc.	5,825	18,524

TOTAL ENERGY-ALTERNATE SOURCES		$111,417

ENGINEERING & CONSTRUCTION – 1.6%
*Foster Wheeler AG	3,100	66,743
Granite Construction, Inc.	300	11,835
*McDermott International, Inc.	9,350	150,909
*MYR Group, Inc.	1,265	18,861
*Orion Marine Group, Inc.	825	12,359
*Sterling Construction Co., Inc.	725	13,608

TOTAL ENGINEERING & CONSTRUCTION		$274,315

(MTB Multi Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

114	PORTFOLIOS OF INVESTMENTS

MTB Multi Cap Growth Fund (continued)

Description	Number of Shares	Market Value

ENTERTAINMENT & LEISURE – 0.1%
*Bally Technologies, Inc.	475	$12,436

ENVIRONMENTAL CONTROL – 0.7%
*Calgon Carbon Corp.	1,950	33,111
*Ceco Environmental Corp.	200	710
*Clean Harbors, Inc.	125	6,263
*Darling International, Inc.	3,450	19,734
*Waste Connections, Inc.	1,997	51,482

TOTAL ENVIRONMENTAL CONTROL		$111,300

HEALTH CARE-PRODUCTS – 2.9%
*Cepheid, Inc.	1,400	13,580
DENTSPLY International, Inc.	1,500	42,930
*Gen-Probe, Inc.	700	33,712
*Haemonetics Corp.	275	14,198
*Hologic, Inc.	3,760	55,873
*Intuitive Surgical, Inc.	254	36,508
*Inverness Medical Innovations, Inc.	375	12,109
*Luminex Corp.	575	9,436
*Masimo Corp.	350	10,115
*NuVasive, Inc.	600	22,740
*ResMed, Inc.	800	30,760
*St. Jude Medical, Inc.	3,300	110,616
STERIS Corp.	375	9,038
*TranS1, Inc.	1,200	8,736
*Zimmer Holdings, Inc.	1,800	79,181

TOTAL HEALTH CARE – PRODUCTS		$489,532

HEALTH CARE PROVIDERS & SERVICES – 1.0%
Aetna, Inc.	4,600	101,246
*Psychiatric Solutions, Inc.	1,306	25,323
UnitedHealth Group, Inc.	2,100	49,392

TOTAL HEALTH CARE PROVIDERS & SERVICES		$175,961

HOME BUILDERS – 0.6%
*Toll Brothers, Inc.	5,050	102,313

HOUSEHOLD PRODUCTS – 0.2%
Church & Dwight Co., Inc.	700	38,087

INSURANCE – 1.7%
ACE Ltd.	2,500	115,799
HCC Insurance Holdings, Inc.	1,966	47,027
MetLife, Inc.	3,800	113,050
NYMAGIC, Inc.	250	2,948

TOTAL INSURANCE		$278,824

INTERNET – 4.6%
*Amazon.com, Inc.	1,400	112,727
*AsiaInfo Holdings, Inc.	400	6,700
*Blue Coat Systems, Inc.	725	9,614

Description	Number of Shares	Market Value

*Blue Nile, Inc.	225	$9,576
*Cybersource Corp.	575	8,401
*Digital River, Inc.	475	18,250
*F5 Networks, Inc.	1,300	35,451
*Google, Inc., Class A	800	316,775
*j2 Global Communications, Inc.	425	10,196
*Limelight Networks, Inc.	3,475	17,028
*McAfee, Inc.	2,100	78,834
*MercadoLibre, Inc.	425	11,615
*NetFlix, Inc.	150	6,797
*SonicWALL, Inc.	1,675	9,095
*Sourcefire, Inc.	2,275	24,638
*Yahoo!, Inc.	7,300	104,317

TOTAL INTERNET		$780,014

IRON/STEEL – 0.9%
Cliffs Natural Resources, Inc.	3,700	85,322
Steel Dynamics, Inc.	4,925	61,316

TOTAL IRON/STEEL		$146,638

LEISURE TIME – 0.1%
*WMS Industries, Inc.	425	13,647

LODGING – 0.1%
Ameristar Casinos, Inc.	500	10,260

MACHINERY – 2.4%
*AGCO Corp.	475	11,543
*Astec Industries, Inc.	200	6,164
Bucyrus International, Inc.	575	12,483
*Chart Industries, Inc.	1,975	27,314
Cummins, Inc.	4,300	146,199
Graco, Inc.	1,400	33,026
Joy Global, Inc.	1,855	47,303
Rockwell Automation, Inc.	1,050	33,170
*Terex Corp.	5,300	73,140
Wabtec Corp.	600	22,884

TOTAL MACHINERY		$413,226

METAL FABRICATE / HARDWARE – 0.2%
Kaydon Corp.	750	23,970
*LB Foster Co., Class A	300	9,825

TOTAL METAL FABRICATE / HARDWARE		$33,795

METALS & MINING – 1.3%
Freeport-McMoRan Copper & Gold, Inc.	1,800	76,770
*General Moly, Inc.	4,275	6,498
*Hecla Mining Co.	3,150	7,781
*HudBay Minerals, Inc.	700	4,753
Precision Castparts Corp.	1,610	120,524

TOTAL METALS & MINING		$216,326

(MTB Multi Cap Growth Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	115

MTB Multi Cap Growth Fund (continued)

Description	Number of Shares	Market Value

MISCELLANEOUS MANUFACTURING – 1.5%
Acuity Brands, Inc.	250	$7,185
*ESCO Technologies, Inc.	275	11,435
General Electric Co.	4,800	60,720
Harsco Corp.	6,169	169,955

TOTAL MISCELLANEOUS MANUFACTURING		$249,295

MUTUAL FUND – 0.3%
iShares Dow Jones US Real Estate Index Fund	750	24,765
iShares Russell 2000 Index Fund	350	16,982
SPDR KBW Regional Banking ETF.	300	6,255

TOTAL MUTUAL FUND		$48,002

OIL & GAS – 9.1%
Apache Corp.	1,700	123,862
Chevron Corp.	3,500	231,350
*Denbury Resources, Inc.	3,475	56,573
EOG Resources, Inc.	1,400	88,872
*EXCO Resources, Inc.	600	7,068
Exxon Mobil Corp.	7,900	526,694
*InterOil Corp.	375	12,109
*Newfield Exploration Co.	601	18,739
Noble Energy, Inc.	935	53,061
Occidental Petroleum Corp.	2,700	151,983
Patterson-UTI Energy, Inc.	2,100	26,691
*PetroHawk Energy Corp.	400	9,440
*Southwestern Energy Co.	6,175	221,436
*Ultra Petroleum Corp.	200	8,560

TOTAL OIL & GAS		$1,536,438

OIL & GAS SERVICES – 4.1%
Calfrac Well Services Ltd.	950	7,676
*Cameron International Corp.	2,400	61,392
*Dresser-Rand Group, Inc.	225	5,542
*FMC Technologies, Inc.	1,350	46,211
*Matrix Service Co.	750	7,185
*NATCO Group, Inc.	350	8,421
*National Oilwell Varco, Inc.	5,680	171,989
RPC, Inc.	900	9,630
Schlumberger Ltd.	2,900	142,071
*Superior Well Services, Inc.	625	6,688
*Transocean Ltd.	1,200	80,976
*Trican Well Service Ltd.	675	5,221
*Weatherford International Ltd.	8,620	143,351

TOTAL OIL & GAS SERVICES		$696,353

PACKAGING & CONTAINERS – 0.3%
*Crown Holdings, Inc.	2,100	46,305
Greif, Inc., Class A	225	10,186

TOTAL PACKAGING & CONTAINERS		$56,491

Description	Number of Shares	Market Value

PHARMACEUTICALS – 4.9%
Abbott Laboratories	4,600	$192,509
Allergan, Inc.	5,600	261,295
*Auxilium Pharmaceuticals, Inc.	2,575	58,968
*BioMarin Pharmaceutical, Inc.	375	4,823
*Cephalon, Inc.	300	19,683
*Cypress Bioscience, Inc.	1,375	9,900
*Express Scripts, Inc.	1,200	76,764
*Forest Laboratories, Inc.	2,200	47,718
Herbalife Ltd.	1,900	37,658
*Isis Pharmaceuticals, Inc.	1,100	17,248
*Medarex, Inc.	1,900	11,248
*Medicines Co.	700	6,986
*Onyx Pharmaceuticals, Inc.	225	5,828
*Optimer Pharmaceuticals, Inc.	375	5,239
*Orexigen Therapeutics, Inc.	775	2,201
Perrigo Co.	2,224	57,646
*Savient Pharmaceuticals, Inc.	1,100	5,808
*Valeant Pharmaceuticals International	525	8,799
*Vivus, Inc.	575	2,306

TOTAL PHARMACEUTICALS		$832,627

REAL ESTATE INVESTMENT TRUSTS (REIT) – 0.5%
*CB Richard Ellis Group, Inc., Class A	7,275	54,562
Developers Diversified Realty Corp.	1,950	8,054
Digital Realty Trust, Inc.	275	9,903
Mid-America Apartment Communities, Inc.	225	8,323

TOTAL REAL ESTATE INVESTMENT TRUSTS		$80,842

RETAIL – 7.7%
*Aeropostale, Inc.	700	23,779
Brinker International, Inc.	2,975	52,717
Buckle, Inc./The	525	19,619
*Buffalo Wild Wings, Inc.	275	10,736
Burger King Holdings, Inc.	3,100	50,654
*Cheesecake Factory, Inc./The	700	12,159
Cracker Barrel Old Country Store, Inc.	300	9,783
*Denny’s Corp.	2,175	5,829
DineEquity, Inc.	775	24,831
Finish Line, Inc./The – Class A	975	8,288
Foot Locker, Inc.	475	5,648
*GameStop Corp., Class A	3,025	91,234
*Gymboree Corp.	425	14,620
*Hibbett Sports, Inc.	475	9,904
Lowe’s Cos., Inc.	6,600	141,900
*Lululemon Athletica, Inc.	5,800	80,910
McDonald’s Corp.	1,400	74,606
*New York & Co., Inc.	1,350	7,830

(MTB Multi Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

116	PORTFOLIOS OF INVESTMENTS

MTB Multi Cap Growth Fund (continued)

Description	Number of Shares	Market Value

Nordstrom, Inc.	6,000	$135,780
*Panera Bread Co., Class A	775	43,408
PetSmart, Inc.	525	12,012
*PF Chang’s China Bistro, Inc.	225	6,791
*Red Robin Gourmet Burgers Inc.	500	12,275
Ross Stores, Inc.	1,500	56,910
Stage Stores, Inc.	750	9,188
*Texas Roadhouse, Inc., Class A	1,000	11,380
Tiffany & Co.	1,000	28,940
TJX Cos., Inc.	1,600	44,752
*Urban Outfitters, Inc.	7,700	150,072
Wal-Mart Stores, Inc.	3,000	151,199

TOTAL RETAIL		$1,307,754

SEMICONDUCTORS – 2.5%
Altera Corp.	1,600	26,096
*Amkor Technology, Inc.	1,625	7,004
Analog Devices, Inc.	3,900	82,992
*Atmel Corp.	12,225	46,944
*Broadcom Corp., Class A	1,500	34,785
Intel Corp.	8,200	129,396
*Kulicke & Soffa Industries, Inc.	2,800	11,200
*Microsemi Corp.	1,350	18,117
*MKS Instruments, Inc.	425	6,651
*Nvidia Corp.	1,800	20,664
*ON Semiconductor Corp.	2,550	13,821
*Pericom Semiconductor Corp.	600	5,346
*Semtech Corp.	950	13,699

TOTAL SEMICONDUCTORS		$416,715

SHIPPING – 0.1%
Genco Shipping & Trading Ltd.	1,000	19,100

SOFTWARE – 6.1%
*Activision Blizzard, Inc.	4,320	46,526
Allscripts-Misys Healthcare Solutions, Inc.	3,900	48,438
*ANSYS, Inc.	2,800	77,336
*ArcSight, Inc.	800	12,080
*athenahealth, Inc.	325	10,335
*Autodesk, Inc.	1,200	23,928
*Blackboard, Inc.	375	12,761
*Cerner Corp.	833	44,815
*Citrix Systems, Inc.	2,500	71,325
*EPIQ Systems, Inc.	1,000	15,470
*Informatica Corp.	700	11,130
*MedAssets, Inc.	1,050	18,102
Microsoft Corp.	16,000	324,161
*Nuance Communications, Inc.	900	12,015
Oracle Corp.	7,000	135,380

Description	Number of Shares	Market Value

Quality Systems, Inc.	100	$5,362
*Salesforce.com, Inc.	900	38,529
*Solera Holdings, Inc.	450	10,269
*Sybase, Inc.	575	19,527
*Take-Two Interactive Software, Inc.	975	8,853
*VMware, Inc., Class A	3,400	88,672

TOTAL SOFTWARE		$1,035,014

TELECOMMUNICATIONS – 5.1%
Adtran, Inc.	1,200	25,380
*Cisco Systems, Inc.	11,800	227,976
*CommScope, Inc.	550	13,805
Corning, Inc.	6,700	97,954
Harris Corp.	2,061	63,025
*MasTec, Inc.	1,800	22,518
*Polycom, Inc.	650	12,116
QUALCOMM, Inc.	7,100	300,471
*RF Micro Devices, Inc.	29,050	61,296
*SAVVIS, Inc.	1,000	11,380
*Starent Networks Corp.	650	12,825
*Switch & Data Facilities Co., Inc.	900	10,413

TOTAL TELECOMMUNICATIONS		$859,159

TOBACCO – 0.5%
Philip Morris International, Inc.	2,500	90,500

TOYS/GAMES/HOBBIES – 0.5%
*Marvel Entertainment, Inc.	2,900	86,536

TRANSPORTATION – 2.2%
Burlington Northern Santa Fe Corp.	1,400	94,472
CH Robinson Worldwide, Inc.	1,200	63,792
Expeditors International of Washington, Inc.	2,200	76,362
*Genesee & Wyoming, Inc., Class A	200	6,000
Heartland Express, Inc.	300	4,485
JB Hunt Transport Services, Inc.	1,000	28,120
Knight Transportation, Inc.	500	8,840
Ryder System, Inc.	175	4,846
Union Pacific Corp.	1,650	81,081

TOTAL TRANSPORTATION		$367,998

TOTAL COMMON STOCKS (COST $18,375,323)		$16,384,494

WARRANTS – 0.0%

BIOTECHNOLOGY – 0.0%
*,9,10Calypte Biomedical Corp., Expires 5/28/09

(COST $0)	488,542	0

(MTB Multi Cap Growth Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	117

MTB Multi Cap Growth Fund (concluded)

Description	Par Value	Market Value

MONEY MARKET FUND – 2.3%
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%

(COST $391,038)	$391,038	$391,038

TOTAL INVESTMENTS – 99.2% (COST $18,766,361)		$16,775,532

OTHER ASSETS LESS LIABILITIES – 0.8%		137,678

TOTAL NET ASSETS – 100.0%		$16,913,210

Cost of investments for Federal tax purposes is $19,148,208. The net unrealized depreciation of investments was $2,372,676. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,172,750 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,545,426.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$16,775,532	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	0	—
Total	$16,775,532	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did use significant unobservable inputs (Level 3) in determining the valuation of investments however, each component had a zero value.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

118

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Mid Cap Growth Fund

At April 30, 2009, the Fund’s sector classifications1 were as follows:

STOCKS	Percentage of Total Net Assets
Retail	11.5%
Commercial Services	8.7%
Software	7.8%
Pharmaceuticals	7.2%
Oil & Gas	5.3%
Health Care – Products	4.4%
Oil & Gas Services	3.7%
Machinery	3.6%
Mutual Fund	3.4%
Diversified Financial Services	3.3%
Transportation	3.2%
Telecommunications	3.1%
Semiconductors	2.9%
Internet	2.6%
Distribution/Wholesale	2.3%
Computers	2.2%
Environmental Control	2.1%
Apparel	1.6%
Engineering & Construction	1.4%
Iron/Steel	1.4%
Metals & Mining	1.4%
Miscellaneous Manufacturing	1.4%
Chemicals	1.2%
Packaging & Containers	1.2%
Biotechnology	1.1%
Coal	1.0%
Household Products	1.0%
Insurance	1.0%
Real Estate Investment Trusts (REIT)	1.0%
Auto Parts & Equipment	0.9%
Electronics	0.8%
Health Care Providers & Services	0.7%
Aerospace & Defense	0.4%
Home Builders	0.3%
Media	0.2%
Warrants	0.0%
Cash Equivalents[2]	5.2%
Other Assets and Liabilities — Net[3]	(0.5)%

TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investments in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Mid Cap Growth Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	119

MTB Mid Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 95.3%

AEROSPACE & DEFENSE – 0.4%
Goodrich Corp.	11,400	$504,792

APPAREL – 1.6%
*Coach, Inc.	77,800	1,906,100

AUTO PARTS & EQUIPMENT – 0.9%
BorgWarner, Inc.	36,500	1,056,675

BIOTECHNOLOGY – 1.1%
*Life Technologies Corp.	35,716	1,332,207

CHEMICALS – 1.2%
Mosaic Co./The	33,100	1,338,895

COAL – 1.0%
Peabody Energy Corp.	44,100	1,163,799

COMMERCIAL SERVICES – 8.7%
*Dollar Financial Corp.	95,650	966,065
Global Payments, Inc.	37,800	1,211,868
*ITT Educational Services, Inc.	13,700	1,380,549
Lender Processing Services, Inc.	53,350	1,529,011
Moody’s Corp.	22,600	667,152
Pharmaceutical Product Development, Inc.	49,500	970,695
*Quanta Services, Inc.	78,600	1,786,578
Ritchie Bros. Auctioneers, Inc.	69,700	1,561,280

TOTAL COMMERCIAL SERVICES		$10,073,198

COMPUTERS – 2.2%
*Cognizant Technology Solutions Corp., Class A	16,876	418,356
*Synaptics, Inc.	34,900	1,133,552
*Western Digital Corp.	40,300	947,856

TOTAL COMPUTERS		$2,499,764

DISTRIBUTION/WHOLESALE – 2.3%
Fastenal Co.	30,700	1,177,652
*LKQ Corp.	90,700	1,540,086

TOTAL DISTRIBUTION/WHOLESALE		$2,717,738

DIVERSIFIED FINANCIAL SERVICES – 3.3%
BlackRock, Inc.	8,600	1,260,072
*IntercontinentalExchange, Inc.	19,500	1,708,200
T Rowe Price Group, Inc.	23,000	885,960

TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,854,232

ELECTRONICS – 0.8%
*FLIR Systems, Inc.	43,600	967,048

ENGINEERING & CONSTRUCTION – 1.4%
*Foster Wheeler AG	37,700	811,681

Description	Number of Shares	Market Value

*McDermott International, Inc.	53,600	$865,104

TOTAL ENGINEERING & CONSTRUCTION		$1,676,785

ENVIRONMENTAL CONTROL – 2.1%
*Calgon Carbon Corp.	56,900	966,162
*Waste Connections, Inc.	58,000	1,495,240

TOTAL ENVIRONMENTAL CONTROL		$2,461,402

HEALTH CARE – PRODUCTS – 4.4%
DENTSPLY International, Inc.	35,114	1,004,963
*Gen-Probe, Inc.	16,100	775,376
*Hologic, Inc.	84,156	1,250,557
*Intuitive Surgical, Inc.	8,550	1,228,892
*ResMed, Inc.	21,900	842,055

TOTAL HEALTH CARE – PRODUCTS		$5,101,843

HEALTH CARE PROVIDERS & SERVICES – 0.7%
*Psychiatric Solutions, Inc.	40,000	775,600

HOME BUILDERS – 0.3%
*Toll Brothers, Inc.	15,650	317,069

HOUSEHOLD PRODUCTS – 1.0%
Church & Dwight Co., Inc.	20,500	1,115,405

INSURANCE – 1.0%
HCC Insurance Holdings, Inc.	50,650	1,211,548

INTERNET – 2.6%
*F5 Networks, Inc.	39,100	1,066,257
*McAfee, Inc.	52,200	1,959,588

TOTAL INTERNET		$3,025,845

IRON/STEEL – 1.4%
Steel Dynamics, Inc.	126,600	1,576,170

MACHINERY – 3.6%
Cummins, Inc.	47,200	1,604,800
Graco, Inc.	37,761	890,782
Joy Global, Inc.	36,750	937,125
Rockwell Automation, Inc.	22,200	701,298

TOTAL MACHINERY		$4,134,005

MEDIA – 0.2%
*DISH Network Corp., Class A	21,700	287,525

METALS & MINING – 1.4%
Precision Castparts Corp.	22,300	1,669,378

MISCELLANEOUS MANUFACTURING – 1.4%
Harsco Corp.	58,425	1,609,609

MUTUAL FUND – 3.4%
iShares Russell Midcap Growth Index Fund	102,700	3,538,015

(MTB Mid Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

120	PORTFOLIOS OF INVESTMENTS

MTB Mid Cap Growth Fund (continued)

Description	Number of Shares	Market Value

iShares S&P Midcap 400 Growth Index Fund	7,800	$467,844

TOTAL MUTUAL FUND		$4,005,859

OIL & GAS – 5.3%
*Denbury Resources, Inc.	68,534	1,115,734
Marathon Oil Corp.	19,200	570,240
*Newfield Exploration Co.	12,800	399,104
Noble Energy, Inc.	27,100	1,537,925
Patterson-UTI Energy, Inc.	19,700	250,387
*Southwestern Energy Co.	63,454	2,275,460

TOTAL OIL & GAS		$6,148,850

OIL & GAS SERVICES – 3.7%
*Cameron International Corp.	48,400	1,238,072
*FMC Technologies, Inc.	31,000	1,061,130
*National Oilwell Varco, Inc.	41,267	1,249,565
*Weatherford International Ltd.	45,400	755,002

TOTAL OIL & GAS SERVICES		$4,303,769

PACKAGING & CONTAINERS – 1.2%
*Crown Holdings, Inc.	61,300	1,351,665

PHARMACEUTICALS – 7.2%
Allergan, Inc.	39,300	1,833,738
*Cephalon, Inc.	8,993	590,031
*Express Scripts, Inc.	34,426	2,202,231
*Forest Laboratories, Inc.	63,400	1,375,146
Herbalife Ltd.	51,700	1,024,694
Perrigo Co.	51,500	1,334,880

TOTAL PHARMACEUTICALS		$8,360,720

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.0%
*CB Richard Ellis Group, Inc., Class A	155,500	1,166,250

RETAIL – 11.5%
Brinker International, Inc.	68,300	1,210,276
Burger King Holdings, Inc.	34,900	570,266
Darden Restaurants, Inc.	8,700	321,639
DineEquity, Inc.	9,000	288,360
*GameStop Corp., Class A	76,644	2,311,583
*Lululemon Athletica, Inc.	130,700	1,823,265
*Panera Bread Co., Class A	16,100	901,761
Ross Stores, Inc.	40,750	1,546,055
Tiffany & Co.	29,700	859,518
TJX Cos., Inc.	45,000	1,258,650
*Urban Outfitters, Inc.	112,500	2,192,625

TOTAL RETAIL		$13,283,998

SEMICONDUCTORS – 2.9%
Altera Corp.	45,600	743,736
*Atmel Corp.	286,800	1,101,312
*Broadcom Corp., Class A	41,000	950,790

Description	Number of Shares	Market Value

*Nvidia Corp.	51,400	$590,072

TOTAL SEMICONDUCTORS		$3,385,910

SOFTWARE – 7.8%
*Activision Blizzard, Inc.	125,600	1,352,712
Allscripts-Misys Healthcare Solutions, Inc.	71,300	885,546
*ANSYS, Inc.	72,132	1,992,285
*Autodesk, Inc.	33,357	665,139
*Cerner Corp.	23,430	1,260,534
*Citrix Systems, Inc.	57,500	1,640,475
*Salesforce.com, Inc.	23,400	1,001,754
*Symantec Corp.	18,200	313,950

TOTAL SOFTWARE		$9,112,395

TELECOMMUNICATIONS – 3.1%
Adtran, Inc.	33,700	712,755
Harris Corp.	58,900	1,801,162
*RF Micro Devices, Inc.	538,400	1,136,024

TOTAL TELECOMMUNICATIONS		$3,649,941

TRANSPORTATION – 3.2%
CH Robinson Worldwide, Inc.	32,942	1,751,197
Expeditors International of Washington, Inc.	57,538	1,997,144

TOTAL TRANSPORTATION		$3,748,341

TOTAL COMMON STOCKS (COST $112,875,382)		$110,894,330

WARRANTS – 0.0%

BANKS – 0.0%
*,11Washington Mutual, Inc.
(Cost $0)	9,300	186

	Par Value

[7,8]MONEY MARKET FUND – 5.2%
MTB Money Market Fund, Institutional I Shares, 0.10%	$1,142,395	$1,142,395
MTB Prime Money Market Fund, Corporate Shares, 0.14%	4,948,103	4,948,103

TOTAL MONEY MARKET FUND (COST $6,090,498)		6,090,498

TOTAL INVESTMENTS – 100.5% (COST $118,965,880)		$116,985,014

OTHER ASSETS LESS LIABILITIES – (0.5%)		(578,431)

TOTAL NET ASSETS – 100.0%		$116,406,583

(MTB Mid Cap Growth Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	121

MTB Mid Cap Growth Fund (concluded)

Cost of investments for Federal tax purposes is $122,078,231. The net unrealized depreciation of investments was $5,093,217. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $10,324,142 and net unrealized depreciation from investments for those securities having an excess of cost over value of $15,417,359.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$116,985,014	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$116,985,014	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

122

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Small Cap Growth Fund

At April 30, 2009, the Fund’s sector classifications1 were as follows:

Stocks	Percentage of Total Net Assets
Retail	10.4%
Software	6.5%
Internet	5.8%
Computers	5.7%
Engineering & Construction	5.3%
Health Care — Products	5.1%
Biotechnology	5.0%
Telecommunications	4.5%
Pharmaceuticals	4.4%
Machinery	4.1%
Oil & Gas	3.8%
Semiconductors	3.7%
Diversified Financial Services	3.0%
Chemicals	2.8%
Commercial Services	2.8%
Coal	2.5%
Oil & Gas Services	2.5%
Electronics	2.2%
Electrical Components & Equipment	1.8%
Auto Parts & Equipment	1.7%
Real Estate Investment Trusts (REIT)	1.7%
Energy-Alternate Sources	1.5%
Metal Fabricate / Hardware	1.5%
Transportation	1.3%
Environmental Control	1.1%
Iron/Steel	1.0%
Apparel	0.8%
Metals & Mining	0.8%
Miscellaneous Manufacturing	0.8%
Mutual Fund	0.8%
Shipping	0.8%
Leisure Time	0.6%
Entertainment & Leisure	0.5%
Aerospace & Defense	0.4%
Hand/Machine Tools	0.4%
Lodging	0.4%
Packaging & Containers	0.4%
Banks	0.3%
Airlines	0.2%
Electric	0.2%
Warrants	0.0%

(MTB Small Cap Growth Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	123

MTB Small Cap Growth Fund (continued)

Percentage of Total Net Assets
Cash Equivalents[2]	0.3%
Other Assets and Liabilities — Net[3]	0.6%

TOTAL	100.0%

(1)	Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Standard & Poor’s Global Industry Classification Standard (SPGIC). Individual securities that are not included in the SPGIC are assigned to an index classification by the Fund’s advisor.

(2)	Cash Equivalents include investment in money market mutual funds.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 99.1%

AEROSPACE & DEFENSE – 0.4%
Goodrich Corp.	11,500	$509,220

AIRLINES – 0.2%
*Allegiant Travel Co.	5,800	301,832

APPAREL – 0.8%
*Warnaco Group, Inc./The	35,894	1,035,183

AUTO PARTS & EQUIPMENT – 1.7%
BorgWarner, Inc.	20,700	599,265
Cooper Tire & Rubber Co.	60,000	496,200
PEP Boys-Manny Moe & Jack	75,000	555,000
Spartan Motors, Inc.	54,400	439,008

TOTAL AUTO PARTS & EQUIPMENT		$2,089,473

BANKS – 0.3%
*SVB Financial Group	18,000	373,680

BIOTECHNOLOGY – 5.0%
*Alexion Pharmaceuticals, Inc.	32,266	1,078,330
*AMAG Pharmaceuticals, Inc.	19,000	852,150
*Cougar Biotechnology, Inc.	16,500	576,180
*Dendreon Corp.	39,000	826,800
*Illumina, Inc.	7,294	272,431
*Life Technologies Corp.	12,000	447,600
*Myriad Genetics, Inc.	36,118	1,401,017
*OSI Pharmaceuticals, Inc.	23,378	784,799

TOTAL BIOTECHNOLOGY		$6,239,307

CHEMICALS – 2.8%
*Intrepid Potash, Inc.	40,000	987,600
*Rockwood Holdings, Inc.	41,500	510,450
*Solutia, Inc.	375,000	1,410,000
Terra Industries, Inc.	20,700	548,550

TOTAL CHEMICALS		$3,456,600

COAL – 2.5%
*Alpha Natural Resources, Inc.	28,000	573,440

Description	Number of Shares	Market Value

Foundation Coal Holdings Inc.	46,000	$747,040
Massey Energy Co.	65,000	1,034,150
Walter Industries, Inc.	32,500	741,000

TOTAL COAL		$3,095,630

COMMERCIAL SERVICES – 2.8%
*Coinstar, Inc.	22,800	811,452
*Huron Consulting Group, Inc.	5,234	250,970
*Net 1 UEPS Technologies, Inc.	50,400	831,601
*Team, Inc.	21,600	310,392
*VistaPrint Ltd.	16,075	552,176
*Wright Express Corp.	30,000	686,400

TOTAL COMMERCIAL SERVICES		$3,442,991

COMPUTERS – 5.7%
*Brocade Communications Systems, Inc.	175,000	1,011,500
*Cogo Group, Inc.	107,500	879,350
*Mentor Graphics Corp.	68,000	456,960
*Micros Systems, Inc.	45,000	944,100
*NCI, Inc., Class A	31,700	772,212
*Palm, Inc.	61,700	647,233
Seagate Technology	75,000	612,000
*Synaptics, Inc.	23,000	747,040
*Western Digital Corp.	43,200	1,016,064

TOTAL COMPUTERS		$7,086,459

DIVERSIFIED FINANCIAL SERVICES – 3.0%
*Affiliated Managers Group, Inc.	11,926	677,993
*Interactive Brokers Group, Inc.	15,000	221,250
*IntercontinentalExchange, Inc.	2,700	236,520
*KBW, Inc.	41,600	1,006,304
*MF Global Ltd.	100,000	610,000
Och-Ziff Capital Management Group LLC, Class A	63,875	475,230
optionsXpress Holdings, Inc.	33,500	551,410

TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,778,707

(MTB Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

124	PORTFOLIOS OF INVESTMENTS

MTB Small Cap Growth Fund (continued)

Description	Number of Shares	Market Value

ELECTRIC – 0.2%
*EnerNOC, Inc.	15,000	$262,050

ELECTRICAL COMPONENTS & EQUIPMENT – 1.8%
*American Superconductor Corp.	65,500	1,683,350
*General Cable Corp.	8,000	217,120
*GrafTech International Ltd.	35,000	307,650

TOTAL ELECTRICAL COMPONENTS & EQUIPMENT		$2,208,120

ELECTRONICS – 2.2%
*Dolby Laboratories, Inc., Class A	20,500	822,665
*Flextronics International Ltd.	223,000	865,240
*Plexus Corp.	23,000	509,450
Woodward Governor Co.	25,000	499,000

TOTAL ELECTRONICS		$2,696,355

ENERGY-ALTERNATE SOURCES – 1.5%
*Clean Energy Fuels Corp.	110,000	930,600
*FuelCell Energy, Inc.	312,000	992,160

TOTAL ENERGY-ALTERNATE SOURCES		$1,922,760

ENGINEERING & CONSTRUCTION – 5.3%
*Foster Wheeler AG	82,500	1,776,225
Granite Construction, Inc.	15,500	611,475
*McDermott International, Inc.	109,000	1,759,260
*MYR Group, Inc.	76,500	1,140,615
*Orion Marine Group, Inc.	43,000	644,140
*Sterling Construction Co., Inc.	38,500	722,645

TOTAL ENGINEERING & CONSTRUCTION		$6,654,360

ENTERTAINMENT & LEISURE – 0.5%
*Bally Technologies, Inc.	25,500	667,590

ENVIRONMENTAL CONTROL – 1.1%
*Ceco Environmental Corp.	12,500	44,375
*Clean Harbors, Inc.	7,000	350,700
*Darling International, Inc.	179,700	1,027,884

TOTAL ENVIRONMENTAL CONTROL		$1,422,959

HAND/MACHINE TOOLS – 0.4%
Regal-Beloit Corp.	11,243	456,803

HEALTH CARE – PRODUCTS – 5.1%
*Cepheid, Inc.	74,300	720,710
*Haemonetics Corp.	15,000	774,450
*Hologic, Inc.	42,000	624,120
*Inverness Medical Innovations, Inc.	20,000	645,800
*Luminex Corp.	30,000	492,300
*Masimo Corp.	18,000	520,200
*NuVasive, Inc.	33,256	1,260,403
*ResMed, Inc.	9,254	355,816

Description	Number of Shares	Market Value

STERIS Corp.	20,000	$482,000
*TranS1, Inc.	75,000	546,000

TOTAL HEALTH CARE – PRODUCTS		$6,421,799

INTERNET – 5.8%
*AsiaInfo Holdings, Inc.	21,900	366,825
*Blue Coat Systems, Inc.	38,500	510,510
*Blue Nile, Inc.	12,000	510,720
*Cybersource Corp.	30,000	438,300
*Digital River, Inc.	25,000	960,500
*j2 Global Communications, Inc.	22,500	539,775
*Limelight Networks, Inc.	195,000	955,500
*MercadoLibre, Inc.	22,000	601,260
*NetFlix, Inc.	8,000	362,480
*SonicWALL, Inc.	90,000	488,700
*Sourcefire, Inc.	137,600	1,490,208

TOTAL INTERNET		$7,224,778

IRON/STEEL – 1.0%
Cliffs Natural Resources, Inc.	38,000	876,280
Steel Dynamics, Inc.	27,500	342,375

TOTAL IRON/STEEL		$1,218,655

LEISURE TIME – 0.6%
*WMS Industries, Inc.	24,100	773,851

LODGING – 0.4%
Ameristar Casinos, Inc.	27,000	554,040

MACHINERY – 4.1%
*AGCO Corp.	25,000	607,500
*Astec Industries, Inc.	10,000	308,200
Bucyrus International, Inc.	30,000	651,300
*Chart Industries, Inc.	106,000	1,465,979
Joy Global, Inc.	28,955	738,353
Wabtec Corp.	36,857	1,405,726

TOTAL MACHINERY		$5,177,058

METAL FABRICATE / HARDWARE – 1.5%
Kaydon Corp.	38,000	1,214,480
*LB Foster Co., Class A	18,000	589,500

TOTAL METAL FABRICATE / HARDWARE		$1,803,980

METALS & MINING – 0.8%
*General Moly, Inc.	227,500	345,800
*Hecla Mining Co.	172,000	424,840
*HudBay Minerals, Inc.	37,500	254,625

TOTAL METALS & MINING		$1,025,265

MISCELLANEOUS MANUFACTURING – 0.8%
Acuity Brands, Inc.	13,000	373,620
*ESCO Technologies, Inc.	15,000	623,700

TOTAL MISCELLANEOUS MANUFACTURING		$997,320

(MTB Small Cap Growth Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	125

MTB Small Cap Growth Fund (continued)

Description	Number of Shares	Market Value

MUTUAL FUND – 0.8%
iShares Dow Jones US Real Estate Index Fund	18,000	$594,360
SPDR KBW Regional Banking ETF.	16,500	344,025

TOTAL MUTUAL FUND		$938,385

OIL & GAS – 3.8%
*Denbury Resources, Inc.	42,000	683,760
*EXCO Resources, Inc.	30,000	353,400
*InterOil Corp.	20,000	645,800
Patterson-UTI Energy, Inc.	112,300	1,427,333
*PetroHawk Energy Corp.	21,000	495,600
*Southwestern Energy Co.	20,000	717,200
*Ultra Petroleum Corp.	11,000	470,800

TOTAL OIL & GAS		$4,793,893

OIL & GAS SERVICES – 2.5%
Calfrac Well Services Ltd.	50,550	408,450
*Dresser-Rand Group, Inc.	12,500	307,875
*FMC Technologies, Inc.	13,975	478,364
*Matrix Service Co.	38,000	364,040
*NATCO Group, Inc.	18,200	437,892
RPC, Inc.	47,000	502,901
*Superior Well Services, Inc.	33,000	353,100
*Trican Well Service Ltd.	35,000	270,726

TOTAL OIL & GAS SERVICES		$3,123,348

PACKAGING & CONTAINERS – 0.4%
Greif, Inc., Class A	12,000	543,240

PHARMACEUTICALS – 4.4%
*Auxilium Pharmaceuticals, Inc.	25,000	572,500
*BioMarin Pharmaceutical, Inc.	19,000	244,340
*Cypress Bioscience, Inc.	95,400	686,880
*Isis Pharmaceuticals, Inc.	65,324	1,024,280
*Medarex, Inc.	100,000	592,000
*Medicines Co.	37,500	374,250
*Onyx Pharmaceuticals, Inc.	11,500	297,850
*Optimer Pharmaceuticals, Inc.	20,000	279,400
*Orexigen Therapeutics, Inc.	40,700	115,588
Perrigo Co.	16,100	417,312
*Savient Pharmaceuticals, Inc.	57,000	300,960
*Valeant Pharmaceuticals International	27,600	462,576
*Vivus, Inc.	32,000	128,320

TOTAL PHARMACEUTICALS		$5,496,256

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.7%
*CB Richard Ellis Group, Inc., Class A	88,000	660,000
Developers Diversified Realty Corp.	106,000	437,780
Digital Realty Trust, Inc.	14,500	522,145
Mid-America Apartment Communities, Inc.	12,000	443,880

Description	Number of Shares	Market Value

One Liberty Properties, Inc.	1,004	$4,096

TOTAL REAL ESTATE INVESTMENT TRUSTS		$2,067,901

RETAIL – 10.4%
*Aeropostale, Inc.	42,346	1,438,494
Brinker International, Inc.	27,000	478,440
Buckle, Inc./The	23,900	893,143
*Buffalo Wild Wings, Inc.	15,500	605,120
*Cheesecake Factory, Inc./The	36,100	627,057
Cracker Barrel Old Country Store, Inc.	17,000	554,370
*Denny’s Corp.	115,500	309,540
DineEquity, Inc.	25,000	801,000
Finish Line, Inc./The, Class A	55,000	467,500
Foot Locker, Inc.	25,000	297,250
*GameStop Corp., Class A	22,000	663,520
*Gymboree Corp.	22,000	756,800
*Hibbett Sports, Inc.	26,000	542,100
*Lululemon Athletica, Inc.	69,600	970,920
*New York & Co., Inc.	71,500	414,700
*Panera Bread Co., Class A	9,612	538,368
PetSmart, Inc.	21,000	480,480
*PF Chang’s China Bistro, Inc.	12,448	375,681
*Red Robin Gourmet Burgers Inc.	27,000	662,850
Stage Stores, Inc.	40,000	490,000
*Texas Roadhouse, Inc.	53,000	603,140

TOTAL RETAIL		$12,970,473

SEMICONDUCTORS – 3.7%
*Amkor Technology, Inc.	116,000	499,960
*Atmel Corp.	118,000	453,120
*Kulicke & Soffa Industries, Inc.	150,000	600,000
*Microsemi Corp.	71,000	952,820
*MKS Instruments, Inc.	23,000	359,950
*ON Semiconductor Corp.	136,000	737,120
*Pericom Semiconductor Corp.	33,000	294,030
*Semtech Corp.	50,100	722,442

TOTAL SEMICONDUCTORS		$4,619,442

SHIPPING – 0.8%
Genco Shipping & Trading Ltd.	53,000	1,012,300

SOFTWARE – 6.5%
Allscripts-Misys Healthcare Solutions, Inc.	65,000	807,300
*ArcSight, Inc.	40,000	604,000
*athenahealth, Inc.	17,500	556,500
*Blackboard, Inc.	18,500	629,555
*EPIQ Systems, Inc.	53,700	830,739
*Informatica Corp.	37,000	588,300
*MedAssets, Inc.	45,000	775,800
*Nuance Communications, Inc.	47,817	638,357
Quality Systems, Inc.	5,800	310,996

(MTB Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

126	PORTFOLIOS OF INVESTMENTS

MTB Small Cap Growth Fund (concluded)

Description	Number of Shares	Market Value

*Solera Holdings, Inc.	34,871	$795,756
*Sybase, Inc.	30,000	1,018,801
*Take-Two Interactive Software, Inc.	52,000	472,160

TOTAL SOFTWARE		$8,028,264

TELECOMMUNICATIONS – 4.5%
*CommScope, Inc.	30,000	753,000
*MasTec, Inc.	96,000	1,200,960
*Polycom, Inc.	34,000	633,760
*RF Micro Devices, Inc.	542,000	1,143,620
*SAVVIS, Inc.	53,000	603,140
*Starent Networks Corp.	40,095	791,074
*Switch & Data Facilities Co., Inc.	47,000	543,790

TOTAL TELECOMMUNICATIONS		$5,669,344

TRANSPORTATION – 1.3%
*Genesee & Wyoming, Inc., Class A	12,000	360,000
Heartland Express, Inc.	18,000	269,100
Knight Transportation, Inc.	25,000	442,000
Landstar System, Inc.	8,827	314,329
Ryder System, Inc.	8,900	246,441

TOTAL TRANSPORTATION		$1,631,870

TOTAL COMMON STOCKS (COST $105,112,223)		$123,791,541

WARRANTS – 0.0%

BIOTECHNOLOGY – 0.0%
*[9,10]Calypte Biomedical Corp., Expires 5/28/09	488,542	0
(COST $0)

	Par Value

MONEY MARKET FUND – 0.3%
[7]Dreyfus Cash Management Fund, Institutional Shares, 0.73%	$200,160	$200,160
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%	196,275	196,275

TOTAL MONEY MARKET FUND (COST $396,435)		$396,435

TOTAL INVESTMENTS – 99.4% (Cost $105,508,658)		$124,187,976

OTHER ASSETS LESS LIABILITIES – 0.6%		779,870

TOTAL NET ASSETS – 100.0%		$124,967,846

Cost of investments for Federal tax purposes is $110,038,870. The net unrealized appreciation of investments was $14,149,106. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $18,726,461 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,577,355.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$124,187,976	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$124,187,976	$—

3	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did use significant unobservable inputs (Level 3) in determining the valuation of investments however, each component had a zero value.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

127

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB International Equity Fund

At April 30, 2009, the Fund’s portfolio composition was as follows:

Country	Percentage of Total Net Assets
United Kingdom	16.5%
Japan	14.5%
France	8.8%
Switzerland	8.0%
Germany	5.7%
Canada	4.7%
Spain	4.2%
Brazil	3.9%
China	3.3%
Hong Kong	2.9%
Australia	2.1%
Netherlands	2.1%
Italy	2.0%
Denmark	1.5%
Papua New Guinea	1.5%
United States	1.4%
Ireland	1.3%
Norway	1.3%
South Korea	1.3%
Russia	1.2%
Israel	1.1%
Belgium	1.0%
India	0.9%
Greece	0.8%
Singapore	0.8%
South Africa	0.7%
Taiwan	0.6%
Mexico	0.5%
Luxembourg	0.4%
Sweden	0.4%
Portugal	0.3%
Hungary	0.2%
Poland	0.2%
Turkey	0.2%
Austria	0.1%
Colombia	0.1%
Czech Republic	0.1%
Finland	0.1%
New Zealand	0.0%
Preferred Stock	0.5%
Rights	0.0%
Cash Equivalents[1]	1.9%
Other Assets and Liabilities — Net[2]	0.9%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

128	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Industry	Percentage of Net Asset
Oil & Gas	11.3%
Banks	10.2%
Telecommunications	8.5%
Insurance	7.7%
Metals & Mining	6.3%
Chemicals	5.6%
Pharmaceuticals	3.8%
Electric	2.6%
Diversified Financial Services	2.5%
Retail	2.2%
Real Estate—Management & Development	2.0%
Aerospace & Defense	1.8%
Distribution/Wholesale	1.6%
Engineering & Construction	1.5%
Food	1.5%
Auto Parts & Equipment	1.4%
Electronics	1.4%
Building Materials	1.3%
Software	1.3%
Computers	1.2%
Beverages	1.1%
Machinery	1.1%
Biotechnology	1.0%
Internet	1.0%
Media	1.0%
Commercial Services	0.9%
Energy-Alternate Sources	0.9%
Health Care—Products	0.9%
Leisure Time	0.9%
Transportation	0.9%
Apparel	0.8%
Auto Manufacturers	0.8%
Cosmetics/Personal Care	0.8%
Household Products	0.8%
Miscellaneous Manufacturing	0.8%
Semiconductors	0.8%
Toys/Games/Hobbies	0.8%
Water	0.8%
Environmental Control	0.7%
Tobacco	0.7%
Iron/Steel	0.6%
Mutual Fund	0.6%
Electrical Components & Equipment	0.5%
Airlines	0.4%
Oil & Gas Services	0.4%
Gas Utilities	0.3%
Holding Companies-Diversified	0.3%

(MTB International Equity Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	129

MTB International Equity Fund (continued)

Industry	Percentage of Net Asset
Home Furnishings	0.3%
Packaging & Containers	0.2%
Shipbuilding	0.2%
Agriculture	0.1%
Office/Business Equipment	0.1%
Metal Fabricate / Hardware	0.0%
Rights	0.0%
Money Market Fund	1.9%
Other Assets And Liabilities	0.9%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

Description	Number of Shares	Market Value

COMMON STOCKS – 96.7%

AUSTRALIA – 2.1%
Amcor Ltd.	101,400	$352,619
Australia & New Zealand Banking Group Ltd.	17,000	195,694
*,9Babcock & Brown Ltd.	7,131	0
BHP Billiton Ltd.	24,136	581,046
BlueScope Steel Ltd.	46,600	78,873
CSL Ltd.	20,663	516,574
Goodman Fielder Ltd.	209,900	175,004
National Australia Bank Ltd.	13,700	204,702
*,9Octaviar Ltd.	33,162	0
Qantas Airways Ltd.	150,900	217,584
Rio Tinto Ltd.	15,385	719,345
Sigma Pharmaceuticals Ltd.	386,000	314,817

TOTAL AUSTRALIA		$3,356,258

AUSTRIA – 0.1%
Voestalpine AG	4,700	90,503

BELGIUM – 1.0%
Anheuser-Busch InBev NV	51,170	1,561,817
*,9Fortis (Strip VVPR)	16,244	21

TOTAL BELGIUM		$1,561,838

BRAZIL – 3.9%
*Brasil Telecom SA ADR	9,300	173,166
*Centrais Eletricas Brasileiras SA ADR, Class C	9,400	122,952
*Cia de Saneamento Basico do Estado de Sao Paulo	3,100	44,115
Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,600	101,592
Cia Vale do Rio Doce ADR	42,153	695,946
EDP – Energias do Brasil SA	19,900	239,278

Description	Number of Shares	Market Value

Itau Unibanco Banco Multiplo SA ADR	120,024	$1,647,929
Petroleo Brasileiro SA ADR	63,399	2,128,304
Redecard SA	87,000	1,094,977

TOTAL BRAZIL		$6,248,259

CANADA – 4.7%
AGF Management Ltd., Class B	17,800	171,541
Alimentation Couche Tard, Inc., Class B	22,200	242,781
Atco Ltd., Class I	4,300	123,779
BCE, Inc.	12,810	273,848
Biovail Corp.	26,700	291,993
Cameco Corp.	44,488	1,013,882
Canadian Imperial Bank of Commerce	4,700	210,994
Fairfax Financial Holdings Ltd.	1,000	264,477
Laurentian Bank of Canada	11,300	272,723
Magna International, Inc., Class A	4,500	154,500
Manulife Financial Corp.	38,858	664,472
National Bank of Canada	7,300	267,028
Niko Resources Ltd.	27,850	1,409,421
Rogers Communications, Inc., Class B	23,055	566,473
*RONA, Inc.	23,600	261,255
Shoppers Drug Mart Corp.	12,139	438,949
Sun Life Financial, Inc.	9,100	212,763
Suncor Energy, Inc.	26,772	678,938

TOTAL CANADA		$7,519,817

CHINA – 3.3%
Agile Property Holdings Ltd.	898,000	667,408
China Communications Construction Co., Ltd., Class H	462,000	548,580
China Merchants Bank Co., Ltd., Class H	225,000	400,922
China Petroleum & Chemical Corp., Class H	674,000	524,025
Chongqing Iron & Steel Co., Ltd., Class H	910,000	270,392

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

130	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Number of Shares	Market Value

Industrial & Commercial Bank of China, Class H	2,677,000	$1,522,148
Maanshan Iron & Steel – Class H	408,000	166,287
PetroChina Co. Ltd., ADR	500	43,455
PetroChina Co. Ltd., Class H	224,000	194,703
Tencent Holdings Ltd.	70,200	622,346
Zhejiang Expressway Co., Ltd.	284,000	242,569

TOTAL CHINA		$5,202,835

COLOMBIA – 0.1%
BanColombia SA ADR	10,700	249,845

CZECH REPUBLIC – 0.1%
Unipetrol	24,300	149,854

DENMARK – 1.5%
*Danske Bank A/S	11,600	126,556
*Genmab A/S	26,500	1,026,697
H Lundbeck A/S	18,200	328,940
*Vestas Wind Systems A/S	14,741	959,451

TOTAL DENMARK		$2,441,644

FINLAND – 0.1%
Rautaruukki OYJ	5,600	104,600

FRANCE – 8.8%
AXA SA	106,643	1,777,039
BNP Paribas	27,700	1,458,436
Cap Gemini SA	28,453	1,063,503
Cie de Saint-Gobain	4,200	150,201
Compagnie Generale des Etablissements Michelin-B Shares	24,600	1,255,162
Credit Agricole SA	13,000	188,573
EDF	11,687	541,053
Danone	9,585	456,892
Iliad SA	8,812	926,446
Rallye SA	4,600	94,297
Sanofi-Aventis SA	15,800	909,403
Societe Generale	1,500	75,900
*Suez Environment SA	69,687	1,061,787
Thales SA	4,200	173,603
Total SA	36,149	1,807,743
Vinci SA	30,332	1,355,751
Vivendi	25,200	679,384

TOTAL FRANCE		$13,975,173

GERMANY – 5.7%
Adidas AG	13,733	518,271
Allianz SE	900	82,577
BASF SE	4,900	184,223
Bayer AG	23,891	1,185,205
Daimler AG	5,000	178,193
Deutsche Bank AG	4,900	261,418

Description	Number of Shares	Market Value

Deutsche Boerse AG	9,100	$671,711
E.ON AG	36,471	1,231,818
Hannover Rueckversicherung AG	31,628	1,027,139
Metro AG	9,200	391,109
Muenchener Rueckversicherungs AG	11,111	1,533,634
SAP AG ADR	14,253	542,897
Siemens AG	8,000	536,990
ThyssenKrupp AG	7,200	154,044
Wacker Chemie AG	6,055	625,319

TOTAL GERMANY		$9,124,548

GREECE – 0.8%
Hellenic Petroleum SA	23,400	228,077
Hellenic Telecommunication Organization SA	68,310	1,045,859
Mytilineos Holdings SA	8,571	55,055

TOTAL GREECE		$1,328,991

HONG KONG – 2.9%
Esprit Holdings Ltd.	120,100	736,171
HSBC Holdings Plc.	178,400	1,258,371
Kingboard Chemical Holdings Ltd.	121,000	296,070
Li & Fung Ltd.	236,000	664,316
Pacific Basin Shipping Ltd.	228,000	113,275
Sun Hung Kai Properties Ltd.	129,000	1,329,286
VTech Holdings Ltd.	56,000	280,497

TOTAL HONG KONG		$4,677,986

HUNGARY – 0.2%
*Egis Gyogyszergyar Nyrt	3,600	199,760
*OTP Bank Nyrt	7,000	89,827

TOTAL HUNGARY		$289,587

INDIA – 0.9%
GAIL India Ltd. GDR	10,600	336,226
HDFC Bank Ltd. ADR	7,073	523,543
Infosys Technologies Ltd., ADR	16,880	520,073

TOTAL INDIA		$1,379,842

IRELAND – 1.3%
CRH Plc.	64,843	1,686,345
DCC Plc.	13,500	244,105
Irish Life & Permanent Plc.	38,000	95,053
TOTAL IRELAND		$2,025,503

ISRAEL – 1.1%
*Bank Hapoalim BM	41,800	95,421
Israel Chemicals Ltd.	140,360	1,177,409
Teva Pharmaceutical Industries Ltd., ADR	10,945	480,376

TOTAL ISRAEL		$1,753,206

ITALY – 2.0%
Banco Popolare SC	12,600	82,240
Enel SpA	53,600	290,373

(MTB International Equity Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	131

MTB International Equity Fund (continued)

Description	Number of Shares	Market Value

ENI SpA	78,086	$1,692,267
Finmeccanica SpA	7,700	108,543
Intesa Sanpaolo SpA	59,808	189,450
Milano Assicurazioni SpA	19,800	60,605
Saipem SpA	32,482	698,459

TOTAL ITALY		$3,121,937

JAPAN – 14.5%
Alpine Electronics, Inc.	17,800	143,965
Alps Electric Co., Ltd.	16,500	88,157
Asahi Kasei Corp.	32,000	128,875
Astellas Pharma, Inc.	10,800	352,330
Brother Industries Ltd.	28,900	232,762
Central Glass Co., Ltd.	59,000	223,654
Circle K Sunkus Co., Ltd.	10,400	145,639
Cosmo Oil Co., Ltd.	51,000	144,511
Eizo Nanao Corp.	12,300	197,119
Fanuc Ltd.	8,800	633,483
Fuji Heavy Industries Ltd.	33,000	132,337
Hitachi Capital Corp.	10,200	111,871
Honda Motor Co., Ltd.	7,000	203,510
JTEKT Corp.	26,400	253,839
Jupiter Telecommunications Co., Ltd.	638	448,585
KDDI Corp.	40	179,750
Komatsu Ltd.	89,500	1,100,374
Konica Minolta Holdings, Inc.	30,500	246,869
Kurita Water Industries Ltd.	46,200	1,111,477
Kyowa Exeo Corp.	2,000	15,654
Marubeni Corp.	65,000	233,599
Ministop Co., Ltd.	9,600	136,730
Mitsubishi Corp.	10,500	161,391
Mitsubishi UFJ Financial Group, Inc.	230,400	1,254,857
Mitsui & Co., Ltd.	105,000	1,099,813
Mitsui Fudosan Co., Ltd.	98,000	1,231,479
Mitsui Mining & Smelting Co., Ltd.	110,100	217,340
NGK Insulators Ltd.	35,000	532,389
Nifco, Inc.	16,000	211,088
Nintendo Co., Ltd.	4,800	1,284,200
Nippon Oil Corp.	54,500	283,971
Nippon Telegraph & Telephone Corp.	10,000	374,827
Nisshin Steel Co., Ltd.	62,000	119,827
NOF Corp.	86,000	314,928
NTT DoCoMo, Inc.	1,058	1,474,055
Omron Corp.	16,300	243,183
Ricoh Co., Ltd.	10,000	122,343
Seven & I Holdings Co., Ltd.	44,400	1,003,448
Shin-Etsu Chemical Co., Ltd.	8,100	392,142

Description	Number of Shares	Market Value

Shinmaywa Industries Ltd.	24,000	$68,752
Showa Shell Sekiyu KK	24,200	212,314
Sony Financial Holdings, Inc.	160	499,436
Sumitomo Bakelite Co., Ltd.	26,000	103,016
Sumitomo Corp.	37,400	324,564
Sumitomo Mitsui Financial Group, Inc.	10,000	346,081
Sumitomo Trust & Banking Co., Ltd./The	49,000	204,179
Takeda Pharmaceutical Co., Ltd.	5,400	191,934
Terumo Corp.	11,800	446,304
Tokyu Corp.	305,000	1,299,274
Toyo Tire & Rubber Co., Ltd.	69,000	119,267
Toyota Motor Corp.	18,700	732,035
Unicharm Corp.	18,200	1,269,213
Yamada Denki Co., Ltd.	8,850	408,331
Yokohama Rubber Co., Ltd./The	19,100	82,991

TOTAL JAPAN		$23,094,062

LUXEMBOURG – 0.4%
Millicom International Cellular SA	14,846	719,437

MEXICO – 0.5%
Grupo Mexico SAB de CV, Class B	296,700	229,950
Telefonos de Mexico SAB de CV, Class L	142,000	113,653
Wal-Mart de Mexico SAB de CV, Series V ADR	17,273	473,379

TOTAL MEXICO		$816,982

NETHERLANDS – 2.1%
Aegon NV	36,800	187,002
ING Groep NV	20,500	188,642
Koninklijke DSM NV	11,800	364,705
Koninklijke Philips Electronics NV	25,792	463,740
KONINKLIJKE KPN NV	88,053	1,057,920
Royal Dutch Shell Plc. B Shares	45,900	1,052,739

TOTAL NETHERLANDS		$3,314,748

NEW ZEALAND – 0.0%
Fisher & Paykel Appliances Holdings Ltd.	55,900	14,544

NORWAY – 1.3%
Norsk Hydro ASA	14,000	61,818
*Renewable Energy Corp., A/S	56,625	519,294
StatoilHydro ASA	12,070	226,053
Yara International ASA	47,859	1,293,681

TOTAL NORWAY		$2,100,846

PAPUA NEW GUINEA – 1.5%
*Lihir Gold Ltd.	598,086	1,285,222
Oil Search Ltd.	306,015	1,137,637

TOTAL PAPUA NEW GUINEA		$2,422,859

POLAND – 0.2%
Telekomunikacja Polska SA	49,900	262,190

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

132	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Number of Shares	Market Value

PORTUGAL – 0.3%
Banco Espirito Santo SA	23,500	$115,274
Portugal Telecom, SGPS, SA	41,200	315,283

TOTAL PORTUGAL		$430,557

RUSSIA – 1.2%
Gazprom OAO ADR	92,857	1,631,484
MMC Norilsk Nickel ADR	32,100	265,785

TOTAL RUSSIA		$1,897,269

SINGAPORE – 0.8%
Keppel Corp., Ltd.	128,200	512,603
MobileOne Ltd.	126,900	125,800
Singapore Airlines Ltd.	55,070	396,305
Venture Corp., Ltd.	55,000	220,261

TOTAL SINGAPORE		$1,254,969

SOUTH AFRICA – 0.7%
Astral Foods Ltd.	16,800	195,409
MTN Group Ltd.	37,166	483,736
Nedbank Group Ltd.	21,637	221,021
Telkom SA Ltd.	12,300	154,982

TOTAL SOUTH AFRICA		$1,055,148

SOUTH KOREA – 1.3%
Busan Bank	32,200	175,636
Daishin Securities Co., Ltd.	12,200	168,952
Hyundai Mipo Dockyard	2,200	255,221
Korea Exchange Bank	26,200	148,364
KT Corp.	3,100	90,048
LG Chem Ltd.	3,787	418,681
*LG Hausys Ltd.	512	45,892
[2,3]Samsung Electronics Co., Ltd. GDR	2,185	504,100
SK Telecom Co Ltd.	1,400	199,466

TOTAL SOUTH KOREA		$2,006,360

SPAIN – 4.2%
Banco Bilbao Vizcaya Argentaria SA	61,840	666,629
Banco Popular Espanol SA	11,000	90,152
Banco Santander SA	151,727	1,432,391
Gamesa Corp. Tecnologica SA	31,402	589,162
RED ELECTRICA CORP. SA	26,867	1,128,358
Repsol YPF SA	30,100	572,850
Telefonica, SA	121,756	2,311,870

TOTAL SPAIN		$6,791,412

SWEDEN – 0.4%
Electrolux AB Class B	22,000	248,089
Nordea Bank AB	18,500	137,575
Saab AB, Class B	33,000	223,279

TOTAL SWEDEN		$608,943

Description	Number of Shares	Market Value

SWITZERLAND – 8.0%
*ABB Ltd.	33,512	$473,528
*Actelion Ltd.	21,880	998,969
Baloise Holding AG	3,500	256,177
*Clariant AG	27,900	157,345
Credit Suisse Group AG	26,149	999,315
Helvetia Holding AG	800	208,034
Julius Baer Holdings AG	41,709	1,367,994
Lonza Group AG	12,146	1,117,609
Nestle SA	16,520	537,282
Nobel Biocare Holding AG	22,862	466,867
Novartis AG	10,804	408,044
Roche Holding AG	5,268	665,665
Swiss Reinsurance	7,500	176,977
Swisscom AG	2,000	520,619
Syngenta AG	5,517	1,177,069
Xstrata Plc.	181,677	1,596,948
Zurich Financial Services AG	9,049	1,671,256

TOTAL SWITZERLAND		$12,799,698

TAIWAN – 0.6%
AU Optronics Corp., ADR	42,209	457,968
Compal Electronics, Inc.	375,870	319,398
*Macronix International	600,000	251,049

TOTAL TAIWAN		$1,028,415

TURKEY – 0.2%
Tupras Turkiye Petrol Rafine	10,800	107,165
*Turk Sise ve Cam Fabrikalari A/S	242,300	188,047

TOTAL TURKEY		$295,212

UNITED KINGDOM – 16.5%
Admiral Group Plc.	88,680	1,183,135
ARM Holdings Plc.	320,233	562,198
AstraZeneca Plc.	18,700	655,755
*Autonomy Corp., Plc.	50,170	1,055,403
Aviva Plc.	45,500	207,648
BAE Systems Plc.	210,061	1,104,976
Barclays Plc.	61,100	248,607
BG Group Plc.	122,674	1,972,497
BP Plc.	153,300	1,087,047
*,9Bradford & Bingley Plc.	28,100	0
Brit Insurance Holdings Plc.	54,500	147,699
British Sky Broadcasting Group Plc.	72,767	518,227
BT Group Plc.	968,724	1,346,081
Centrica Plc.	65,400	219,276
Computacenter Plc.	115,600	257,679
Dairy Crest Group Plc.	13,900	63,713
*Dana Petroleum Plc.	24,704	456,469

(MTB International Equity Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	133

MTB International Equity Fund (continued)

Description	Number of Shares	Market Value

De La Rue Plc.	81,555	$1,154,596
GKN Plc.	105,200	185,938
GlaxoSmithKline Plc.	20,700	319,654
Greene King Plc.	36,400	330,244
ICAP Plc.	117,450	643,170
IMI Plc.	43,600	228,937
Imperial Tobacco Group Plc.	46,710	1,067,962
Logica Plc.	249,300	282,021
Marston’s Plc.	78,600	197,998
Old Mutual Plc.	45,300	45,330
Peter Hambro Mining Plc.	141,853	1,328,513
Premier Foods Plc.	67,000	35,258
Prudential Plc.	311,151	1,794,665
Reckitt Benckiser Group Plc.	27,798	1,094,742
*Rolls-Royce Group Plc.	233,820	1,164,486
*Rolls-Royce Group Plc. C Shares	20,061,756	29,678
Smith & Nephew Plc.	66,122	467,377
Standard Chartered Plc.	33,784	519,539
Tesco Plc.	108,316	537,752
Tomkins Plc.	127,100	323,339
TUI Travel Plc.	363,390	1,349,797
Vedanta Resources Plc.	43,683	684,381
Vodafone Group Plc.	737,427	1,354,521

TOTAL UNITED KINGDOM		$26,226,308

UNITED STATES – 1.4%
iShares MSCI EAFE Index Fund	19,467	816,057
iShares MSCI Emerging Markets Index Fund	5,723	163,964
Randgold Resources Ltd.	26,571	1,285,130

TOTAL UNITED STATES		$2,265,151

TOTAL COMMON STOCKS (COST $175,821,116)		$154,007,336

PREFERRED STOCKS – 0.5%

BRAZIL – 0.5%
Brasil Telecom Participacoes SA	22,500	174,125
Centrais Eletricas Brasileiras SA, Series B	16,900	219,111
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preferred Class B	23,200	297,929
Sadia SA	46,800	90,010

TOTAL PREFERRED STOCKS (COST $1,213,485)		$781,175

RIGHTS – 0.0%

BELGIUM – 0.0%
*,10Fortis	11,900	0

(COST $0)

Description	Par Value	Market Value

MONEY MARKET FUND – 1.9%
[7,8]MTB Prime Money Market Fund, Corporate Shares, 0.14%

(COST $2,985,592)	$2,985,592	$2,985,592

TOTAL INVESTMENTS – 99.1% (COST $180,020,193)		$157,774,103

OTHER ASSETS LESS LIABILITIES – 0.9%		1,462,675

TOTAL NET ASSETS – 100.0%		$159,236,778

Cost of investments for Federal tax purposes is $185,153,925. The net unrealized depreciation of investments was $27,379,822. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $9,194,797 and net unrealized depreciation from investments for those securities having an excess of cost over value of $36,574,619.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$16,916,315	$—
Level 2 – Other Significant Observable Inputs	140,857,767	—
Level 3 – Significant Unobservable Inputs	21	—
Total	$157,774,103	$—

3	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

134	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (concluded)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 04/30/08	$254	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(233)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—
Balance as of 04/30/09	$21	$—

Net change in unrealized depreciation attributable to assets still held at end of year: $(233).

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	135

The categories of investments are shown as a percentage of total net assets at April 30, 2009.

(1)	Floating rate note with current rate and next reset date shown.

(2)	Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2009, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Value	Percentage of Total Net Assets
Short-Term Corporate Bond Fund
Apreco, LLC	4/30/2009	$1,999,989	$1,999,989
Atlantis One Funding Corp.	4/30/2009	2,000,000	1,999,990
BAE Systems Holdings, Inc., Company Guaranteed	3/28/2006	977,719	1,009,098
Coca-Cola Co.	4/24/2009	999,972	999,989
Devon Energy Corp.	4/30/2009	1,749,978	1,749,978
Dominion Resources, Inc.	4/30/2009	499,991	499,991
Edison Asset Securitization LLC	4/30/2009	999,994	999,994
Falcon Asset Securitization Co., LLC	4/30/2009	999,996	999,996
General Dynamics Corp.	4/30/2009	999,943	999,943
General Mills, Inc.	4/14/2009	749,719	749,885
Kellogg Co.	4/27/2009	1,999,311	1,999,378
Kellogg Co.	4/3/2009	698,615	699,086
Kitty Hawk Funding Corp.	4/24/2009	1,499,942	1,499,992
Korea Railroad Corp., Sr. Unsecured	5/15/2008	498,185	445,846
PepsiCo, Inc.	4/22/2009	499,977	499,990
Verizon Communications Inc.	4/24/2009	749,810	749,854
Verizon Communications Inc.	4/27/2009	999,718	999,747
			18,902,746	30.4%
Pennsylvania Municipal Bond Fund
Bucks County, PA, IDA, Revenue Bonds (Series A), (School Lane Charter School)	4/5/2007	1,545,000	1,067,332	1.0%

Intermediate-Term Bond Fund
American Tower Trust, Series 2007-1A, Class AFX	4/30/2007	1,000,000	881,953
COX Communications, Inc., Bonds	2/12/2009	249,033	244,073
COX Enterprises, Inc., Sr. Unsecured	10/27/2006	1,058,135	1,017,842
Kellogg Co.	4/27/2009	999,656	999,689
Korea Railroad Corp., Sr. Unsecured	5/15/2008	498,185	445,846
Verizon Wireless Capital LLC, Sr. Unsecured	11/19/2008	495,925	553,327
Verizon Wireless Capital LLC, Sr. Unsecured	11/19/2008	494,675	594,982
			4,737,712	3.7%
Income Fund
American Tower Trust, Series 2007-1A, Class AFX	4/30/2007	1,000,000	881,953
Apreco, LLC	4/30/2009	2,999,983	2,999,983
ASIF Global Financing XIX	1/8/2003	1,172,807	768,450
Atlantis One Funding Corp.	4/30/2009	3,000,000	2,999,983
Bank of New York Institutional Capital Trust A	11/25/1996	1,500,000	1,226,671
COX Communications, Inc., Bonds	2/12/2009	249,033	244,073
COX Enterprises, Inc., Sr. Unsecured	10/27/2006	1,056,883	1,017,842
Devon Energy Corp.	4/30/2009	1,749,978	1,749,978
Dominion Resources, Inc.	4/30/2009	999,983	999,983
Edison Asset Securitization LLC	4/30/2009	999,994	999,994
Kellogg Co.	4/22/2009	1,499,713	1,499,813
Kellogg Co.	4/27/2009	3,998,622	3,998,755

ANNUAL REPORT  /  April 30, 2009

136	NOTES TO PORTFOLIOS OF INVESTMENTS

Security	Acquisition Date	Acquisition Cost	Value	Percentage of Total Net Assets
Kitty Hawk Funding Corp.	4/24/2009	$3,499,864	$3,499,981
Korea Railroad Corp., Sr. Unsecured	5/15/2008	498,185	445,846
LA Arena Funding LLC, Class A	4/23/1999	1,577,937	1,361,956
PepsiCo, Inc.	4/22/2009	499,977	499,990
Tesco Plc.	11/5/2007	994,550	936,780
Verizon Wireless Capital LLC, Sr. Unsecured	11/19/2008	494,675	594,982
Verizon Communications Inc.	4/27/2009	1,999,436	1,999,494
Xstrata Finance Canada Ltd.	11/20/2007	498,435	311,872
			29,038,379	17.5%
Balanced Fund
COX Enterprises, Inc., Sr. Unsecured	10/27/2006	211,664	203,568	1.3%

International Equity Fund
Samsung Electronics Co., Ltd. GDR	10/28/2005	325,534	287,002
Samsung Electronics Co., Ltd. GDR	1/8/2008	27,074	22,610
Samsung Electronics Co., Ltd. GDR	1/15/2008	9,227	7,613
Samsung Electronics Co., Ltd. GDR	2/11/2008	307	231
Samsung Electronics Co., Ltd. GDR	2/26/2008	17,101	13,151
Samsung Electronics Co., Ltd. GDR	4/10/2008	37,834	26,070
Samsung Electronics Co., Ltd. GDR	4/11/2008	114,241	77,518
Samsung Electronics Co., Ltd. GDR	10/28/2008	13,862	20,764
Samsung Electronics Co., Ltd. GDR	11/4/2008	6,765	7,844
Samsung Electronics Co., Ltd. GDR	4/17/2009	40,649	41,297
			504,100	0.3%

(3)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2009, these liquid restricted securities were as follows:

MTB Fund	Amount	Percentage of Total Net Assets
Short-Term Corporate Bond Fund	$18,902,746	30.4%
Pennsylvania municipal Bond Fund	1,067,332	1.0%
Intermediate-Term Bond Fund	4,737,712	3.7%
Income Fund	29,038,379	17.5%
Balanced Fund	203,568	1.3%
International Equity Fund	504,100	0.3%

(4)	Current rate and next reset date shown for Variable Rate Demand Notes.

(5)	At April 30, 2009, 2.1% of the total investments at market value were subject to the alternative minimum tax for New York Municipal Bond Fund, 0.4% for Maryland Municipal Bond Fund and 11.2% for Virginia Municipal Bond Fund.

(6)	Discount rate at time of purchase.

(7)	7-Day net yield.

(8)	Affiliated company.

(9)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At April 30, 2009, the value of these securities amounted to:

MTB Fund	Amount	Percentage of Total Net Assets
U.S. Government Bond Fund	$44,134	0.0%
Multi Cap Growth Fund	0	0.0%
Small Cap Growth Fund	0	0.0%
International Equity Fund	21	0.0%

April 30, 2009  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	137

(10)	No associated strike price available.

(11)	No strike price or expiration date available due to ongoing litigation.

*	Non-income producing security.

At April 30, 2009, the International Equity Fund had the following outstanding foreign exchange contracts:

Settlement Date	Contracts to Deliver/Receive	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
CONTRACTS PURCHASED:
5/4/2009	15,033 Swiss Franc	$12,971	$13,172	($201)
5/5/2009	1,290 Swiss Franc	1,128	1,131	($3)
5/5/2009	37,253 Pound Sterling	55,097	55,110	($13)
5/7/2009	1,010 Euro	1,340	1,336	$4
5/7/2009	4,871 Pound Sterling	7,121	7,205	($84)
5/7/2009	4,605 Pound Sterling	6,804	6,812	($8)
5/7/2009	792,730 Japanese Yen	8,126	8,039	$87
CONTRACTS SOLD:
5/7/2009	686,631 Japanese Yen	7,121	6,963	($158)
5/7/2009	130,626 Japanese Yen	1,340	1,325	($15)
5/7/2009	663,160 Japanese Yen	6,804	6,725	($79)
5/8/2009	549,778 Japanese Yen	5,573	5,575	$2
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				($468)

The following acronyms are used throughout this report:

ADR – American Depositary Receipt

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

CIFG – CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee

COL – Collateralized

EDA – Economic Development Authority

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Corporation

FHA – Federal Housing Administration

FSA – Financial Security Assurance

GDR – Global Depository Receipt

GO – General Obligations

GTD – Guaranteed

HDA – Hospital Development Authority

HEFA – Health and Education Facilities Authority

HFA – Housing Finance Agency

IDA – Industrial Development Authority

IDFA – Industrial Development Finance Authority

INS – Insured

LOC(s) – Letter(s) of Credit

LT – Limited Tax

MBIA – Municipal Bond Investors Assurance

MTN – Medium Term Note

PRF – Prerefunded

TRANs – Tax & Revenue Anticipated Notes

UT – Unlimited Tax

VRDNs – Variable Rate Demand Notes

ANNUAL REPORT  /  April 30, 2009

138	STATEMENTS OF ASSETS AND LIABILITIES

Year Ended April 30, 2009	MTB Short Duration Government Bond Fund		MTB Short-Term Corporate Bond Fund	MTB U.S. Government Bond Fund		MTB New York Municipal Bond Fund		MTB Pennsylvania Municipal Bond Fund
ASSETS:
Investments, at identified cost	$73,130,104		$60,869,068	$79,449,261		$90,670,629		$108,375,052

Investments in securities, at value	74,935,601		61,028,532	81,247,991		90,965,922		110,126,914
Cash	—		—	—		24,873		—
Income receivable	272,293		352,681	722,510		1,498,435		1,776,339
Receivable for shares sold	7,831		60,093	15,837		99,125		117
Receivable for investments sold	—		3,026,137	1,837		—		—

TOTAL ASSETS	75,215,725		64,467,443	81,988,175		92,588,355		111,903,370

LIABILITIES:
Payable for investments purchased	—		1,997,310	1,000,000		—		—
Income distribution payable	220,792		133,988	285,861		244,365		356,713
Payable for shares redeemed	29,854		39,828	3,235		120,032		481
Payable for Trustees’ fees	899		603	194		318		292
Payable for distribution services fee	837		176	1,522		14,707		861
Payable for shareholder services fee	76		46	44		450		240
Accrued expenses	37,614		28,619	45,836		31,750		36,179

TOTAL LIABILITIES	290,072		2,200,570	1,336,692		411,622		394,766

NET ASSETS	$74,925,653		$62,266,873	$80,651,483		$92,176,733		$111,508,604

NET ASSETS CONSIST OF:
Paid-in capital	$73,760,460		$63,403,172	$82,641,493		$96,253,287		$111,436,774
Net unrealized appreciation (depreciation) of investments	1,805,497		159,464	1,798,730		295,293		1,751,862
Accumulated net realized gain (loss) on investments and foreign currency transactions	(656,881)		(1,289,716)	(3,801,019)		(4,400,297)		(1,707,296)
Undistributed (Distributions in excess of) net investment income	16,577		(6,047)	12,279		28,450		27,264

TOTAL NET ASSETS	$74,925,653		$62,266,873	$80,651,483		$92,176,733		$111,508,604

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Class A
Net Assets	$5,209,239		$452,720	$7,078,126		$33,903,719		$4,730,942

Shares outstanding (unlimited shares authorized)	526,219		45,768	745,129		3,428,050		479,203

Net Asset Value per share	$9.90		$9.89	$9.50		$9.89		$9.87

Offering price per share*	$10.21	**	$10.20 **	$9.95	***	$10.36	***	$10.34	***

Class B
Net Assets	$274,908		$158,992	$272,533		$1,100,478		$748,654

Shares outstanding (unlimited shares authorized)	27,730		16,048	28,703		111,184		75,824

Net Asset Value per share	$9.91		$9.91	$9.49		$9.90		$9.87

Institutional I Shares
Net Assets	$69,441,506		$61,655,161	$73,300,824		$57,172,536		$106,029,008

Shares outstanding (unlimited shares authorized)	7,003,529		6,232,574	7,720,118		5,779,180		10,739,531

Net Asset Value per share	$9.92		$9.89	$9.49		$9.89		$9.87

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/97.00 of net asset value.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	139

Year Ended April 30, 2009	MTB Maryland Municipal Bond Fund	MTB Virginia Municipal Bond Fund		MTB Intermediate-Term Bond Fund	MTB Income Fund
ASSETS:
Investments, at identified cost	$120,829,206	$19,399,200		$128,244,863	$189,562,526

Investments in securities, at value	117,506,445	19,828,105		128,077,288	183,601,557
Income receivable	1,896,611	295,393		1,079,429	1,427,015
Receivable for shares sold	500,000	50,000		22,396	1,065,403
Receivable for investments sold	—	—		2,876,670	791,439

TOTAL ASSETS	119,903,056	20,173,498		132,055,783	186,885,414

LIABILITIES:
Payable for investments purchased	—	—		1,897,121	20,547,841
Income distribution payable	414,287	55,735		480,075	491,129
Payable for shares redeemed	175,290	—		36,589	158,796
Payable for Trustees’ fees	200	785		271	690
Payable for distribution services fee	5,004	5,710		686	1,381
Payable for shareholder services fee	322	—		126	329
Accrued expenses	39,540	26,629		31,925	34,017

TOTAL LIABILITIES	634,643	88,859		2,446,793	21,234,183

NET ASSETS	$119,268,413	$20,084,639		$129,608,990	$165,651,231

NET ASSETS CONSIST OF:
Paid-in capital	$122,997,814	$19,642,636		$134,598,755	$173,180,000
Net unrealized appreciation (depreciation) of investments	(3,322,761)	428,905		(167,575)	(5,960,969)
Accumulated net realized gain (loss) on investments	(419,510)	10,124		(4,841,271)	(1,542,951)
Undistributed (Distributions in excess of) net investment income	12,870	2,974		19,081	(24,849)

TOTAL NET ASSETS	$119,268,413	$20,084,639		$129,608,990	$165,651,231

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Class A
Net Assets	$38,626,843	$20,084,639		$2,618,693	$5,681,148

Shares outstanding (unlimited shares authorized)	4,066,644	1,881,717		262,922	614,964

Net Asset Value per share	$9.50	$10.67		$9.96	$9.24

Offering price per share*	$9.95 **	$11.17	**	$10.43 **	$9.68 **

Class B
Net Assets	$1,147,662	$—		$247,745	$850,166

Shares outstanding (unlimited shares authorized)	120,576	—		24,868	93,364

Net Asset Value per share	$9.52	$—		$9.96	$9.11

Institutional I Shares
Net Assets	$79,493,908	$—		$126,742,552	$159,119,917

Shares outstanding (unlimited shares authorized)	8,360,531	—		12,726,044	17,478,411

Net Asset Value per share	$9.51	$—		$9.96	$9.10

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2009

140	STATEMENTS OF ASSETS AND LIABILITIES (continued)

Year Ended April 30, 2009	MTB Managed Allocation Fund— Conservative Growth		MTB Managed Allocation Fund— Moderate Growth		MTB Managed Allocation Fund— Aggressive Growth		MTB Balanced Fund		MTB Large Cap Value Fund
ASSETS:
Investments, at identified cost	$9,043,427		$42,539,662		$21,618,706		$18,179,797		$156,933,365

Investments in securities, at value	7,528,786	(a)	34,384,885	(a)	$15,887,046	(a)	$15,786,911	(a)	$122,874,441	(a)
Income receivable	9,817		24,347		430		68,935		219,399
Receivable for shares sold	4,860		5,323		5,472		841		25,118
Receivable for investments sold	—		—		109,397		153,897		—

TOTAL ASSETS	7,543,463		34,414,555		16,002,345		16,010,584		123,118,958

LIABILITIES:
Payable for investments purchased	9,826		22,951		109,580		92,311		—
Payable for shares redeemed	65		16,326		7,834		4,856		78,189
Payable for Trustees’ fees	213		205		131		184		951
Payable for distribution services fee	1,867		24,734		2,474		8,612		4,265
Payable for shareholder services fee	—		2,560		—		2,338		10,363
Accrued expenses	23,492		44,644		41,152		41,021		50,378

TOTAL LIABILITIES	35,463		111,420		161,171		149,322		144,146

NET ASSETS	$7,508,000		$34,303,135		$15,841,174		$15,861,262		$122,974,812

NET ASSETS CONSIST OF:
Paid-in capital	$9,922,192		$50,700,891		$27,558,077		$61,315,056		$183,490,914
Net unrealized appreciation (depreciation) of investments	(1,514,641)		(8,154,777)		(5,731,660)		(2,392,886)		(34,058,924)
Accumulated net realized gain (loss) on investments	(912,000)		(8,263,430)		(5,985,243)		(43,112,348)		(26,715,045)
Undistributed net investment income	12,449		20,451		—		51,440		257,867

TOTAL NET ASSETS	$7,508,000		$34,303,135		$15,841,174		$15,861,262		$122,974,812

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Class A
Net Assets	$5,659,751		$21,870,774		$10,808,219		$11,765,796		$5,026,722

Shares outstanding (unlimited shares authorized)	747,971		3,255,179		2,010,416		1,055,614		714,940

Net Asset Value per share	$7.57		$6.72		$5.38		$11.15		$7.03

Offering price per share*	$7.89	****	$7.04	***	$5.66	**	$11.80	*****	$7.44	*****

Class B
Net Assets	$1,848,249		$12,432,361		$5,032,955		$2,280,470		$840,203

Shares outstanding (unlimited shares authorized)	245,245		1,901,992		972,322		202,342		120,911

Net Asset Value per share	$7.54		$6.54		$5.18		$11.27		$6.95

Institutional I Shares
Net Assets	$—		$—		$—		$1,814,996		$117,107,887

Shares outstanding (unlimited shares authorized)	—		—		—		162,374		16,609,456

Net Asset Value per share	$—		$—		$—		$11.18		$7.05

(a)	Includes $7,528,786, $34,384,885, $15,887,046, $295,684 and $8,716,724 of investments in affiliated issuers, respectively.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/95 of net asset value.

***	Computation of offering price per share 100/95.50 of net asset value.

****	Computation of offering price per share 100/96.00 of net asset value.

*****Computation	of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	141

Year Ended April 30, 2009	MTB Large Cap Growth Fund		MTB Multi Cap Growth Fund		MTB Mid Cap Growth Fund		MTB Small Cap Growth Fund		MTB International Equity Fund
ASSETS:
Investments, at identified cost	$103,023,355		$18,766,361		$118,965,880		$105,508,658		$180,020,193

Investments in securities, at value	$109,037,723	(a)	$16,775,532	(a)	$116,985,014	(a)	$124,187,976	(a)	$157,774,103	(a)
Cash	41,472		—		—		119,876		128,496
Cash denominated in foreign currencies (identified cost $508,688)	—		—		—		—		511,189
Income receivable	59,820		6,526		33,063		17,961		1,008,351
Receivable for shares sold	27,621		17,198		86,413		1,071,294		120,082
Receivable for foreign exchange contacts	—		—		—		—		93
Receivable for investments sold	3,677,840		513,534		1,105,101		6,787,208		4,229,018

TOTAL ASSETS	112,844,476		17,312,790		118,209,591		132,184,315		163,771,332

LIABILITIES:
Payable for investments purchased	1,830,323		338,552		1,714,074		6,979,539		4,338,046
Payable for foreign exchange contacts	—		—		—		—		561
Payable for shares redeemed	64,209		2,035		31,228		125,813		106,905
Payable for Trustees’ fees	926		626		1,593		911		167
Payable for distribution services fee	5,498		7,247		4,648		6,585		3,645
Payable for shareholder services fee	15,026		3,155		7,706		9,942		29,138
Accrued expenses	48,995		47,965		43,759		93,679		56,092

TOTAL LIABILITIES	1,964,977		399,580		1,803,008		7,216,469		4,534,554

NET ASSETS	$110,879,499		$16,913,210		$116,406,583		$124,967,846		$159,236,778

NET ASSETS CONSIST OF:
Paid-in capital	$158,322,907		$52,892,806		$142,788,175		$223,563,290		$266,181,210
Net unrealized appreciation (depreciation) of investments and foreign currency	6,014,368		(1,990,829)		(1,980,866)		18,679,318		(22,252,347)
Accumulated net realized gain (loss) on investments	(53,466,488)		(34,100,034)		(24,515,110)		(117,274,762)		(84,901,726)
Undistributed net investment income	8,712		111,267		114,384		—		209,641

TOTAL NET ASSETS	$110,879,499		$16,913,210		$116,406,583		$124,967,846		$159,236,778

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Class A
Net Assets	$15,713,889		$10,429,082		$19,638,378		$29,935,388		$5,690,533

Shares outstanding (unlimited shares authorized)	2,709,266		861,494		2,345,565		2,997,586		911,766

Net Asset Value per share	$5.80		$12.11		$8.37		$9.99		$6.24

Offering price per share*	$6.14	**	$12.81	**	$8.86	**	$10.57	**	$6.60	**

Class B
Net Assets	$2,507,927		$1,313,443		$1,321,149		$1,807,990		$440,715

Shares outstanding (unlimited shares authorized)	464,616		116,475		166,027		195,844		73,569

Net Asset Value per share	$5.40		$11.28		$7.96		$9.23		$5.99

Class C
Net Assets	—		—		$—		$210,394		$—

Shares outstanding (unlimited shares authorized)	—		—		—		21,889		—

Net Asset Value per share	—		—		$—		$9.61		$—

Institutional I Shares
Net Assets	$92,657,683		$5,170,685		$95,447,056		$93,014,074		$153,105,530

Shares outstanding (unlimited shares authorized)	15,976,928		419,464		11,177,408		9,067,344		24,724,075

Net Asset Value per share	$5.80		$12.33		$8.54		$10.26		$6.19

(a)	Includes $123,747, $391,038, $6,090,498, $196,275 and $2,985,592 of investments in affiliated issuers, respectively.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2009

142	STATEMENTS OF OPERATIONS

Year Ended April 30, 2009	MTB Short Duration Government Bond Fund	MTB Short-Term Corporate Bond Fund	MTB U.S. Government Bond Fund	MTB New York Municipal Bond Fund	MTB Pennsylvania Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$60,185	$6,682	$3,494	—	$9,960
Interest	5,944,071	2,034,073	5,253,936	$4,636,101	5,454,328

TOTAL INVESTMENT INCOME	6,004,256	2,040,755	5,257,430	4,636,101	5,464,288

EXPENSES:
Investment advisory fee	879,513	344,029	753,913	684,743	810,039
Administrative personnel and services fees	35,879	12,056	26,375	23,976	28,364
Portfolio Accounting and Custodian fees	58,653	24,823	65,469	43,712	54,133
Transfer and dividend disbursing agent fees and expenses	10,492	13,189	24,909	25,795	12,029
Trustees’ fees	10,826	10,068	10,657	9,678	10,060
Professional fees	44,343	44,628	41,714	43,592	44,418
Distribution services fee—Class A Shares	9,539	258	26,376	95,106	12,404
Distribution services fee—Class B Shares	1,536	764	1,969	8,536	5,976
Shareholder services fee—Class A Shares	9,539	258	26,376	95,106	12,404
Shareholder services fee—Class B Shares	512	255	657	2,845	1,992
Shareholder services fee—Institutional I Shares	356,412	122,355	242,222	146,600	274,904
Share registration costs	15,653	18,059	16,448	19,224	18,075
Printing and postage	8,076	2,931	8,563	9,987	8,004
Miscellaneous	24,352	13,725	14,128	19,890	22,229

TOTAL EXPENSES	1,465,325	607,398	1,259,776	1,228,790	1,315,031

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement of investment advisory fee	(135,492)	(123,844)	(77,156)	(242,887)	(22,365)
Waiver/reimbursement of distribution services fee—Class A Shares	(3,816)	(103)	(36,459)	(56,761)	(7,446)
Waiver/reimbursement of shareholder services fee—Class A Shares	(9,539)	(258)	(26,376)	(95,106)	(12,404)
Waiver/reimbursement of shareholder services fee—Class B Shares	—	—	(5)	(17)	(320)
Waiver/reimbursement of shareholder services fee—Institutional I Shares	(356,412)	(122,355)	(242,222)	(146,600)	(274,904)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(672)	(507)	(981)	(1,157)	(598)
Reimbursement of principal executive officer fee by Administrator	(1,228)	(383)	(1,165)	(719)	(885)

TOTAL WAIVERS AND REIMBURSEMENTS	(507,159)	(247,450)	(384,364)	(543,247)	(318,922)

Net expenses	958,166	359,948	875,412	685,543	996,109

Net investment income	5,046,090	1,680,807	4,382,018	3,950,558	4,468,179

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	918,506	131,783	705,442	(3,689,747)	(1,698,658)
Net change in unrealized appreciation/(depreciation) of investments	593,164	(105,613)	(361,224)	(256,755)	(293,670)

Net realized and unrealized gain (loss) on investments	1,511,670	26,170	344,218	(3,946,502)	(1,992,328)

Change in net assets resulting from operations	$6,557,760	$1,706,977	$4,726,236	$4,056	$2,475,851

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (continued)	143

Year Ended April 30, 2009	MTB Maryland Municipal Bond Fund	MTB Virginia Municipal Bond Fund	MTB Intermediate-Term Bond Fund	MTB Income Fund
INVESTMENT INCOME:
Dividends	$20,622	$4,961	$25,801	$18,138
Interest	6,091,358	798,669	7,662,941 (c)	5,482,131

TOTAL INVESTMENT INCOME	6,111,980	803,630	7,688,742	5,500,269

EXPENSES:
Investment advisory fee	855,756	126,109	1,089,024	602,507
Administrative personnel and services fees	29,968	4,419	38,108	24,670
Portfolio Accounting and Custodian fees	59,814	18,425	61,702	54,243
Transfer and dividend disbursing agent fees and expenses	19,707	15,239	17,022	24,171
Trustees’ fees	10,001	13,012	9,528	10,308
Professional fees	43,377	45,614	44,399	45,050
Distribution services fee—Class A Shares	97,803	45,030	4,424	13,892
Distribution services fee—Class B Shares	9,954	—	1,437	6,208
Shareholder services fee—Class A Shares	97,803	45,030	4,424	13,892
Shareholder services fee—Class B Shares	3,318	—	479	2,069
Shareholder services fee—Institutional I Shares	204,506	—	384,034	235,083
Share registration costs	18,943	7,667	18,245	23,000
Printing and postage	10,842	7,825	3,626	9,111
Miscellaneous	25,397	11,212	26,346	21,590

TOTAL EXPENSES	1,487,189	339,582	1,702,798	1,085,794

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement of investment advisory fee	(216,126)	(135,256)	(325,996)	(170,060)
Waiver/reimbursement of distribution services fee—Class A Shares	(62,327)	(7,407)	(1,773)	(6,245)
Waiver/reimbursement of shareholder services fee—Class A Shares	(97,904)	(45,030)	(4,424)	(13,892)
Waiver/reimbursement of shareholder services fee—Class B Shares	—	—	—	(152)
Waiver/reimbursement of shareholder services fee—Institutional I Shares	(204,506)	—	(384,034)	(235,083)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(996)	(672)	(581)	(1,025)
Reimbursement of principal executive officer fee by Administrator	(928)	(114)	(1,302)	(890)

TOTAL WAIVERS AND REIMBURSEMENTS	(582,787)	(188,479)	(718,110)	(427,347)

Net expenses	904,402	151,103	984,688	658,447

Net investment income	5,207,578	652,527	6,704,054	4,841,822

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(488,704)	(8,857)	589,774	93,788
Net change in unrealized appreciation/(depreciation) of investments	(3,765,156)	128,110	(1,487,000)	(5,427,298)

Net realized and unrealized gain (loss) on investments	(4,253,860)	119,253	(897,226)	(5,333,510)

Change in net assets resulting from operations	$953,718	$771,780	$5,806,828	$(491,688)

(c)	Net of foreign taxes withheld of $2,924

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

ANNUAL REPORT  /  April 30, 2009

144	STATEMENTS OF OPERATIONS (continued)

Year Ended April 30, 2009	MTB Managed Allocation Fund— Conservative Growth		MTB Managed Allocation Fund— Moderate Growth		MTB Managed Allocation Fund— Aggressive Growth		MTB Balanced Fund		MTB Large Cap Value Fund
INVESTMENT INCOME:
Dividends	$235,534	(a)	$923,048	(a)	$276,466	(a)	$357,006	(a)(b)	$3,152,038	(a)(b)
Interest	—		—		—		454,508		—

TOTAL INVESTMENT INCOME	235,534		923,048		276,466		811,514		3,152,038

EXPENSES:
Investment advisory fee	22,394		107,455		51,398		124,797		872,163
Administrative personnel and services fees	2,194		10,523		5,032		4,701		30,519
Portfolio Accounting and Custodian fees	12,318		25,128		22,954		13,819		60,839
Transfer and dividend disbursing agent fees and expenses	35,856		138,591		102,213		76,079		27,263
Trustees’ fees	10,041		10,682		11,342		10,402		10,578
Professional fees	41,646		43,854		43,356		43,083		42,725
Distribution services fee—Class A Shares	16,481		68,254		34,674		35,407		20,757
Distribution services fee—Class B Shares	17,740		117,603		50,172		21,685		6,589
Shareholder services fee—Class A Shares	16,481		68,254		34,674		35,407		20,757
Shareholder services fee—Class B Shares	5,913		39,201		16,724		7,228		2,196
Shareholder services fee—Institutional I Shares	—		—		—		5,364		288,550
Share registration costs	8,531		12,779		9,326		13,621		16,810
Printing and postage	7,398		56,172		47,159		33,830		15,677
Miscellaneous	10,341		13,768		11,591		12,327		20,469

TOTAL EXPENSES	207,334		712,264		440,615		437,750		1,435,892

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement of investment advisory fee	(65,313)		(118,939)		(111,529)		(168,256)		(22,155)
Waiver/reimbursement of distribution services fee—Class A Shares	(16,481)		(16,842)		(34,674)		(193)		(45,747)
Waiver/reimbursement of distribution services fee—Class B Shares	(4,494)		(1,764)		(12,041)		—		—
Waiver/reimbursement of shareholder services fee—Class A Shares	(16,481)		(73,167)		(34,674)		(35,407)		(20,757)
Waiver/reimbursement of shareholder services fee—Class B Shares	(5,913)		(333)		(16,724)		(56)		(38)
Waiver/reimbursement of shareholder services fee—Institutional I Shares	—		—		—		(5,884)		(173,986)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(1,164)		(5,154)		(3,716)		(3,055)		(1,460)
Reimbursement of principal executive officer fee by Administrator	(88)		(429)		(231)		(204)		(1,176)

TOTAL WAIVERS AND REIMBURSEMENTS	(109,934)		(216,628)		(213,589)		(213,055)		(265,319)

Net expenses	97,400		495,636		227,026		224,695		1,170,573

Net investment income	138,134		427,412		49,440		586,819		1,981,465

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	(936,232	)(c)	(8,723,530	)(c)	(6,196,387	)(c)	(3,374,863)		(27,402,497)
Capital gain distributions from affiliated registered investment companies	81,431		579,268		325,941		—		—
Net realized gain on foreign currencies	—		—		—		—		240
Net change in unrealized appreciation/(depreciation) of investments	(1,227,000)		(7,267,196)		(5,065,550)		(2,059,517)		(33,875,262)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2,081,801)		(15,411,458)		(10,935,996)		(5,434,380)		(61,277,519)

Change in net assets resulting from operations	$(1,943,667)		$(14,984,046)		$(10,886,556)		$(4,847,561)		$(59,296,054)

(a)	Including $235,534, $923,048, $276,466, $6,600 and $92,606 received from affiliated issuers, respectively.

(b)	Net of foreign taxes withheld of $1,203 and $33,454, respectively.

(c)	Including realized loss of $936,232, $8,723,530 and $6,196,387 from the sales of investments in affiliated issuers, respectively.

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	145

Year Ended April 30, 2009	MTB Large Cap Growth Fund		MTB Multi Cap Growth Fund		MTB Mid Cap Growth Fund		MTB Small Cap Growth Fund		MTB International Equity Fund
INVESTMENT INCOME:
Dividends	$867,310	(a)(b)	$360,014	(a)(b)	$717,540	(a)(b)	$1,141,079	(a)(b)	$7,035,532	(a)(b)
Interest	—		—		—		—		—

TOTAL INVESTMENT INCOME	867,310		360,014		717,540		1,141,079		7,035,532

EXPENSES:
Investment advisory fee	521,733		147,490		550,478		1,241,603		1,971,275
Administrative personnel and services fees	15,104		5,158		15,925		35,767		48,248
Portfolio Accounting and Custodian fees	27,271		18,267		27,578		73,354		137,859
Transfer and dividend disbursing agent fees and expenses	20,029		100,481		37,197		181,846		60,552
Trustees’ fees	10,276		10,046		10,125		10,620		10,769
Professional fees	49,200		43,687		49,034		48,811		55,105
Distribution services fee—Class A Shares	6,528		30,933		14,258		86,073		19,064
Distribution services fee—Class B Shares	6,562		13,464		3,516		11,677		5,011
Distribution services fee—Class C Shares	—		—		—		2,080		—
Shareholder services fee—Class A Shares	6,528		30,934		14,258		86,073		19,064
Shareholder services fee—Class B Shares	2,188		4,488		1,172		3,892		1,670
Shareholder services fee—Class C Shares	—		—		—		693		—
Shareholder services fee—Institutional I Shares	144,735		17,253		146,477		274,519		472,084
Share registration costs	11,536		16,257		15,789		30,957		26,463
Printing and postage	6,001		34,122		11,207		70,361		29,210
Miscellaneous	16,097		13,620		15,824		24,108		39,992

TOTAL EXPENSES	843,788		486,200		912,838		2,182,434		2,896,366

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement of investment advisory fee	(46,046)		(187,485)		(188,131)		(136,920)		(6,348)
Waiver/reimbursement of distribution services fee—Class A Shares	(43)		(493)		(85)		(17,098)		(5,003)
Waiver/reimbursement of distribution services fee—Class C Shares	—		—		—		(2,836)		—
Waiver/reimbursement of shareholder services fee—Class A Shares	(6,528)		(30,933)		(14,258)		(86,073)		(19,064)
Waiver/reimbursement of shareholder services fee—Class B Shares	(11)		(118)		(82)		(635)		(61)
Waiver/reimbursement of shareholder services fee—Class C Shares	—		—		—		(773)		—
Waiver/reimbursement of shareholder services fee—Institutional I Shares	(87,166)		(16,850)		(88,696)		(160,168)		(283,693)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(982)		(3,840)		(1,237)		(6,811)		(2,237)
Reimbursement of principal executive officer fee by Administrator	(528)		(241)		(425)		(1,469)		(1,921)

TOTAL WAIVERS AND REIMBURSEMENTS	(141,304)		(239,960)		(292,914)		(412,783)		(318,327)

Net Expenses	702,484		246,240		619,924		1,769,651		2,578,039

Net investment income (loss)	164,826		113,774		97,616		(628,572)		4,457,493

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	(26,776,492)		(5,319,072)		(35,796,233)		(89,278,634)		(80,732,978)
Net realized loss on futures contracts	—		—		—		—		(490,721)
Net realized gain on foreign currencies	—		—		—		—		(644,585)
Net change in unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currency	7,875,909		(4,449,598)		13,398,976		19,627,332		(50,273,890)
Net change in unrealized appreciation/(depreciation) of futures contracts	—		—		—		—		(89,014)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	(18,900,583)		(9,768,670)		(22,397,257)		(69,651,302)		(132,231,188)

Change in net assets resulting from operations	$(18,735,757)		$(9,654,896)		$(22,299,641)		$(70,279,874)		$(127,773,695)

(a)	Including $7,627, $6,114, $37,141, $61,075 and $30,084 received from affiliated issuers, respectively.

(b)	Net of foreign taxes withheld of $1,335, $588, $2,113, $5,194 and $661,974, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2009

146	STATEMENTS OF CHANGES IN NET ASSETS

	MTB Short Duration Government Bond Fund		MTB Short - Term Corporate Bond Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$5,046,090	$7,158,537	$1,680,807	$2,372,355
Net realized gain (loss) on investments	918,506	523,407	131,783	(96,467)
Net change in unrealized appreciation (depreciation) of investments	593,164	2,739,446	(105,613)	351,763

Change in net assets resulting from operations	6,557,760	10,421,390	1,706,977	2,627,651

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(123,679)	(119,217)	(3,352)	(3,326)
Class B Shares	(4,835)	(2,975)	(2,452)	(1,864)
Institutional I Shares	(4,921,873)	(7,040,361)	(1,699,428)	(2,349,080)

Change in net assets resulting from distributions to shareholders	(5,050,387)	(7,162,553)	(1,705,232)	(2,354,270)

SHARE TRANSACTIONS
Proceeds from sale of shares	30,556,082	45,290,435	26,809,938	8,379,351
Net asset value of shares issued to shareholders in payment of distributions declared	2,910,504	3,644,921	573,903	737,886
Cost of shares redeemed	(127,704,099)	(73,542,493)	(19,675,440)	(13,730,547)

Change in net assets resulting from share transactions	(94,237,513)	(24,607,137)	7,708,401	(4,613,310)

Change in net assets	(92,730,140)	(21,348,300)	7,710,146	(4,339,929)
NET ASSETS
Beginning of year	167,655,793	189,004,093	54,556,727	58,896,656

End of year	$74,925,653	$167,655,793	$62,266,873	$54,556,727

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$16,577	$20,874	$(6,047)	$18,378

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	147

	MTB U.S. Government Bond Fund		MTB New York Municipal Bond Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$4,382,018	$6,671,003	$3,950,558	$3,974,509
Net realized gain (loss) on investments	705,442	1,731,766	(3,689,747)	(475,321)
Net change in unrealized appreciation (depreciation) of investments	(361,224)	1,731,194	(256,755)	(2,148,462)

Change in net assets resulting from operations	4,726,236	10,133,963	4,056	1,350,726

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(428,587)	(2,125,117)	(1,506,477)	(2,287,317)
Class B Shares	(8,175)	(7,736)	(34,905)	(34,264)
Institutional I Shares	(3,983,768)	(4,515,141)	(2,411,892)	(1,628,266)

Change in net assets resulting from distributions to shareholders	(4,420,530)	(6,647,994)	(3,953,274)	(3,949,847)

SHARE TRANSACTIONS
Proceeds from sale of shares	48,521,360	34,426,615	38,468,944	23,717,666
Net asset value of shares issued to shareholders in payment of distributions declared	2,643,147	3,289,308	2,150,666	1,938,402
Cost of shares redeemed	(94,441,682)	(89,700,639)	(49,232,709)	(23,382,732)

Change in net assets resulting from share transactions	(43,277,175)	(51,984,716)	(8,613,099)	2,273,336

Change in net assets	(42,971,469)	(48,498,747)	(12,562,317)	(325,785)
NET ASSETS
Beginning of year	123,622,952	172,121,699	104,739,050	105,064,835

End of year	$80,651,483	$123,622,952	$92,176,733	$104,739,050

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$12,279	$50,791	$28,450	$21,090

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2009

148	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Pennsylvania Municipal Bond Fund		MTB Maryland Municipal Bond Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$4,468,179	$4,754,876	$5,207,578	$5,511,467
Net realized gain (loss) on investments	(1,698,658)	755,162	(488,704)	277,288
Net change in unrealized appreciation (depreciation) of investments	(293,670)	(1,835,126)	(3,765,156)	(3,913,428)

Change in net assets resulting from operations	2,475,851	3,674,912	953,718	1,875,327

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(187,425)	(184,063)	(1,654,113)	(1,712,916)
Class B Shares	(22,965)	(22,697)	(43,839)	(50,456)
Institutional I Shares	(4,260,501)	(4,519,450)	(3,532,862)	(3,709,680)
Distributions from net realized gain on investments
Class A Shares	(3,883)	—	(64,029)	(73,190)
Class B Shares	(614)	—	(1,996)	(2,888)
Institutional I Shares	(85,084)	—	(134,514)	(158,708)

Change in net assets resulting from distributions to shareholders	(4,560,472)	(4,726,210)	(5,431,353)	(5,707,838)

SHARE TRANSACTIONS
Proceeds from sale of shares	11,689,044	9,354,118	8,422,431	11,870,428
Net asset value of shares issued to shareholders in payment of distributions declared	814,745	667,318	1,710,854	1,602,744
Cost of shares redeemed	(22,831,023)	(24,999,832)	(16,730,723)	(26,686,352)

Change in net assets resulting from share transactions	(10,327,234)	(14,978,396)	(6,597,438)	(13,213,180)

Change in net assets	(12,411,855)	(16,029,694)	(11,075,073)	(17,045,691)
NET ASSETS
Beginning of year	123,920,459	139,950,153	130,343,486	147,389,177

End of year	$111,508,604	$123,920,459	$119,268,413	$130,343,486

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$27,264	$30,463	$12,870	$38,462

(Statements of Changes in Net Assets continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	149

	MTB Virginia Municipal Bond Fund		MTB Intermediate-Term Bond Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$652,527	$623,987	$6,704,054	$8,111,639
Net realized gain (loss) on investments	(8,857)	12,240	589,774	1,250,434
Capital gain distributions from other registered investment companies	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	128,110	(245,937)	(1,487,000)	1,838,201

Change in net assets resulting from operations	771,780	390,290	5,806,828	11,200,274

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(649,507)	(618,718)	(75,013)	(37,840)
Class B Shares	—	—	(6,478)	(24,524)
Institutional I Shares	—	—	(6,661,798)	(7,996,223)
Distributions from net realized gain on investments
Class A Shares	(8,091)	(155,706)	—	—
Class B Shares	—	—	—	—
Institutional I Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(657,598)	(774,424)	(6,743,289)	(8,058,587)

SHARE TRANSACTIONS
Proceeds from sale of shares	4,216,517	1,518,626	12,654,220	33,954,368
Net asset value of shares issued to shareholders in payment of distributions declared	448,737	597,195	2,229,869	1,933,012
Cost of shares redeemed	(1,264,451)	(3,290,712)	(64,334,179)	(56,146,867)

Change in net assets resulting from share transactions	3,400,803	(1,174,891)	(49,450,090)	(20,259,487)

Change in net assets	3,514,985	(1,559,025)	(50,386,551)	(17,117,800)
NET ASSETS
Beginning of year	16,569,654	18,128,679	179,995,541	197,113,341

End of year	$20,084,639	$16,569,654	$129,608,990	$179,995,541

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$2,974	$3,201	$19,081	$58,316

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2009

150	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Income Fund		MTB Managed Allocation Fund — Conservative Growth
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$4,841,822	$5,682,527	$138,134	$191,928
Net realized gain (loss) on investments	93,788	60,313	(936,232)	18,736
Capital gain distributions from other registered investment companies	—	—	81,431	414,916
Net change in unrealized appreciation (depreciation) of investments	(5,427,298)	(802,259)	(1,227,000)	(560,715)

Change in net assets resulting from operations	(491,688)	4,940,581	(1,943,667)	64,865

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(262,564)	(268,281)	(109,135)	(211,480)
Class B Shares	(32,445)	(37,071)	(26,380)	(55,449)
Institutional I Shares	(4,591,296)	(5,358,637)	—	—
Distributions from net realized gain on investments
Class A Shares	—	—	(236,136)	(154,925)
Class B Shares	—	—	(85,766)	(53,971)
Institutional I Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(4,886,305)	(5,663,989)	(457,417)	(475,825)

SHARE TRANSACTIONS
Proceeds from sale of shares	96,253,713	25,148,104	1,030,195	1,124,212
Net asset value of shares issued to shareholders in payment of distributions declared	2,286,715	1,837,826	451,733	463,909
Cost of shares redeemed	(25,387,197)	(51,358,254)	(3,005,141)	(3,690,623)

Change in net assets resulting from share transactions	73,153,231	(24,372,324)	(1,523,213)	(2,102,502)

Change in net assets	67,775,238	(25,095,732)	(3,924,297)	(2,513,462)
NET ASSETS
Beginning of year	97,875,993	122,971,725	11,432,297	13,945,759

End of year	$165,651,231	$97,875,993	$7,508,000	$11,432,297

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(24,849)	$19,634	$12,449	$9,271

(Statements of Changes in Net Assets continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	151

	MTB Managed Allocation Fund — Moderate Growth		MTB Managed Allocation Fund — Aggressive Growth
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$427,412	$422,862	$49,440	$(91,878)
Net realized gain (loss) on investments	(8,723,530)	516,020	(6,196,387)	183,195
Capital gain distributions from other registered investment companies	579,268	3,422,855	325,941	2,555,939
Net change in unrealized appreciation (depreciation) of investments	(7,267,196)	(5,017,370)	(5,065,550)	(4,118,569)

Change in net assets resulting from operations	(14,984,046)	(655,633)	(10,886,556)	(1,471,313)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(341,501)	(599,598)	(48,373)	(267,202)
Class B Shares	(90,678)	(346,564)	(3,565)	(125,766)
Institutional I Shares	—	—	—	—
Return of Capital
Class A Shares	—	—	(25,911)	—
Class B Shares	—	—	(1,909)	—
Distributions from net realized gain on investments
Class A Shares	(1,726,705)	(1,268,759)	(1,311,312)	(795,568)
Class B Shares	(999,836)	(755,526)	(659,151)	(387,847)
Institutional I Shares	—	—	—	—

Change in net assets resulting from distributions to shareholders	(3,158,720)	(2,970,447)	(2,050,221)	(1,576,383)

SHARE TRANSACTIONS
Proceeds from sale of shares	2,486,689	5,501,940	1,556,908	2,419,657
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Equity Income Fund	—	—	—	—
Net asset value of shares issued to shareholders in payment of distributions declared	3,128,424	2,941,662	2,043,981	1,571,757
Cost of shares redeemed	(11,439,859)	(12,165,714)	(4,671,086)	(4,441,474)

Change in net assets resulting from share transactions	(5,824,746)	(3,722,112)	(1,070,197)	(450,060)

Change in net assets	(23,967,512)	(7,348,192)	(14,006,974)	(3,497,756)
NET ASSETS
Beginning of year	58,270,647	65,618,839	29,848,148	33,345,904

End of year	$34,303,135	$58,270,647	$15,841,174	$29,848,148

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$20,451	$22,657	$—	$—

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2009

152	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Balanced Fund		MTB Large Cap Value Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$586,819	$710,021	$1,981,465	$1,640,071
Net realized gain (loss) on investments and foreign currencies	(3,374,863)	1,554,956	(27,402,257)	7,416,775
Capital gain distributions from other registered investment companies	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(2,059,517)	(2,805,003)	(33,875,262)	(25,327,239)

Change in net assets resulting from operations	(4,847,561)	(540,026)	(59,296,054)	(16,270,393)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(463,319)	(537,617)	(73,832)	(391,823)
Class B Shares	(50,923)	(63,112)	(2,834)	(709)
Institutional I Shares	(72,671)	(110,015)	(1,741,355)	(1,182,407)
Distributions from net realized gain on investments
Class A Shares	—	—	(13,753)	(2,416,791)
Class B Shares	—	—	(2,710)	(79,745)
Institutional I Shares	—	—	(399,502)	(7,218,999)

Change in net assets resulting from distributions to shareholders	(586,913)	(710,744)	(2,233,986)	(11,290,474)

SHARE TRANSACTIONS
Proceeds from sale of shares	856,297	2,368,012	67,774,918	36,143,409
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Equity Income Fund	—	—	12,143,710	—
Net asset value of shares issued to shareholders in payment of distributions declared	570,668	691,776	1,535,854	9,441,468
Cost of shares redeemed	(5,166,069)	(8,965,841)	(59,365,233)	(29,545,222)

Change in net assets resulting from share transactions	(3,739,104)	(5,906,053)	22,089,249	16,039,655

Change in net assets	(9,173,578)	(7,156,823)	(39,440,791)	(11,521,212)
NET ASSETS
Beginning of year	25,034,840	32,191,663	162,415,603	173,936,815

End of year	$15,861,262	$25,034,840	$122,974,812	$162,415,603

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$51,440	$51,534	$257,867	$94,197

(Statements of Changes in Net Assets continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	153

	MTB Large Cap Growth Fund		MTB Multi Cap Growth Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$164,826	$102,772	$113,774	$32,774
Net realized gain (loss) on investments	(26,776,492)	919,958	(5,319,072)	3,862,255
Net change in unrealized appreciation (depreciation) of investments	7,875,909	(3,799,477)	(4,449,598)	(3,700,350)

Change in net assets resulting from operations	(18,735,757)	(2,776,747)	(9,654,896)	194,679

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(2,190)	(3,440)	(19,009)	(5,456)
Class B Shares	—	(1,284)	—	—
Institutional I Shares	(153,924)	(129,319)	(16,341)	(3,378)
Distributions from net realized gain on investments
Class A Shares	—	(55,321)	—	—
Class B Shares	—	(31,790)	—	—
Institutional I Shares	—	(1,883,054)	—	—

Change in net assets resulting from distributions to shareholders	(156,114)	(2,104,208)	(35,350)	(8,834)

SHARE TRANSACTIONS
Proceeds from sale of shares	11,029,075	36,241,187	1,629,343	2,153,796
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Large Cap Stock Fund	69,318,200	—	—	—
Net asset value of shares issued to shareholders in payment of distributions declared	117,463	2,012,240	31,526	7,859
Cost of shares redeemed	(23,502,500)	(13,062,146)	(5,029,010)	(16,056,465)

Change in net assets resulting from share transactions	56,962,238	25,191,281	(3,368,141)	(13,894,810)

Change in net assets	38,070,367	20,310,326	(13,058,387)	(13,708,965)
NET ASSETS
Beginning of year	72,809,132	52,498,806	29,971,597	43,680,562

End of year	$110,879,499	$72,809,132	$16,913,210	$29,971,597

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$8,712	$—	$111,267	$35,350

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2009

154	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Mid Cap Growth Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$97,616	$(317,432)
Net realized gain (loss) on investments	(35,796,233)	2,695,432
Net change in unrealized appreciation (depreciation) of investments	13,398,976	1,309,697

Change in net assets resulting from operations	(22,299,641)	3,687,697

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	(130,411)	—
Class B Shares	(12,244)	—
Institutional I Shares	(1,784,346)	—
Distributions from net realized gain on investments
Class A Shares	—	(984,992)
Class B Shares	—	(83,725)
Class C Shares	—	(7,648,398)
Institutional I Shares	—	—

Change in net assets resulting from distributions to shareholders	(1,927,001)	(8,717,115)

SHARE TRANSACTIONS
Proceeds from sale of shares	20,597,296	25,508,297
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Mid Cap Stock Fund	59,378,861	—
Net asset value of shares issued to shareholders in payment of distributions declared	1,808,888	7,972,733
Cost of shares redeemed	(16,891,092)	(13,468,440)

Change in net assets resulting from share transactions	64,893,953	20,012,590

Change in net assets	40,667,311	14,983,172
NET ASSETS
Beginning of year	75,739,272	60,756,100

End of year	$116,406,583	$75,739,272

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$114,384	$—

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	155

	MTB Small Cap Growth Fund		MTB International Equity Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS
Net investment income	$(628,572)	$(1,653,790)	$4,457,493	$3,814,527
Net realized gain (loss) on investments, and foreign currency transactions	(89,278,634)	(6,338,226)	(81,868,284)	18,811,046
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	19,627,332	(2,555,033)	(50,362,904)	(28,020,100)

Change in net assets resulting from operations	(70,279,874)	(10,547,049)	(127,773,695)	(5,394,527)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
Class A Shares	—	—	(141,389)	(130,568)
Class B Shares	—	—	(7,953)	(11,114)
Institutional I Shares	—	—	(3,823,746)	(2,730,712)
Distributions from net realized gain on investments
Class A Shares	—	(8,240,043)	(264,404)	(1,057,331)
Class B Shares	—	(408,944)	(22,449)	(93,281)
Class C Shares	—	(50,174)	—
Institutional I Shares	—	(22,063,757)	(7,023,229)	(21,074,462)

Change in net assets resulting from distributions to shareholders	—	(30,762,918)	(11,283,170)	(25,097,468)

SHARE TRANSACTIONS
Proceeds from sale of shares	44,112,563	63,465,128	41,632,466	79,838,807
Proceeds from shares issued in connection with the tax-free transfer of assets from MTB Small Cap Stock Fund	33,211,929	—	—	—
Net asset value of shares issued to shareholders in payment of distributions declared	—	26,921,613	9,850,351	17,616,002
Cost of shares redeemed	(72,863,165)	(43,612,152)	(39,892,784)	(38,633,359)

Change in net assets resulting from share transactions	4,461,327	46,774,589	11,590,033	58,821,450

Change in net assets	(65,818,547)	5,464,622	(127,466,832)	28,329,455
NET ASSETS
Beginning of year	190,786,393	185,321,771	286,703,610	258,374,155

End of year	$124,967,846	$190,786,393	$159,236,778	$286,703,610

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$—	$209,641	$777,103

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2009

156	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT DURATION GOVERNMENT BOND FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.78	$ 9.61	$ 9.48	$ 9.60	$ 9.67
Income (Loss) From Operations:
Net Investment Income	0.32 (c)	0.36 (c)	0.34	0.27	0.21
Net Realized and Unrealized Gain (Loss)	0.12	0.17	0.14	(0.12)	(0.06)

Total Income (Loss) From Operations	0.44	0.53	0.48	0.15	0.15

Less Distributions From:
Net Investment Income	(0.32)	(0.36)	(0.35)	(0.27)	(0.22)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.32)	(0.36)	(0.35)	(0.27)	(0.22)

Net Asset Value, End of Period	$ 9.90	$ 9.78	$ 9.61	$ 9.48	$ 9.60

Total Return(a)	4.59%	5.65%	5.17%	1.63%	1.55%
Net Assets, End of Period (millions)	$5,209	$3,005	$3,421	$4,477	$5,675
Ratios to Average Net Assets
Gross Expense	1.25%	1.26%	1.27%	1.28%	1.28%
Net Expenses(b)	0.80%	0.81%	0.89%	0.92%	0.81%
Net Investment Income	3.27%	3.76%	3.68%	2.85%	2.26%
Portfolio Turnover Rate	84%	67%	97%	71%	83%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.78	$ 9.61	$ 9.48	$ 9.60	$ 9.67
Income (Loss) From Operations:
Net Investment Income	0.24 (c)	0.28 (c)	0.29	0.22	0.15
Net Realized and Unrealized Gain (Loss)	0.13	0.17	0.13	(0.12)	(0.07)

Total Income (Loss) From Operations	0.37	0.45	0.42	0.10	0.08

Less Distributions From:
Net Investment Income	(0.24)	(0.28)	(0.29)	(0.22)	(0.15)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.24)	(0.28)	(0.29)	(0.22)	(0.15)

Net Asset Value, End of Period	$ 9.91	$ 9.78	$ 9.61	$ 9.48	$ 9.60

Total Return(a)	3.80%	4.76%	4.51%	1.09%	0.87%
Net Assets, End of Period (millions)	$275	$104	$105	$123	$124
Ratios to Average Net Assets
Gross Expense	1.76%	1.76%	1.77%	1.78%	1.78%
Net Expenses(b)	1.66%	1.66%	1.52%	1.45%	1.48%
Net Investment Income	2.43%	2.90%	3.07%	2.37%	1.60%
Portfolio Turnover Rate	84%	67%	97%	71%	83%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.78	$ 9.61	$ 9.48	$ 9.60	$ 9.67
Income (Loss) From Operations:
Net Investment Income	0.35 (c)	0.38 (c)	0.37	0.30	0.23
Net Realized and Unrealized Gain (Loss)	0.13	0.17	0.13	(0.12)	(0.07)

Total Income (Loss) From Operations	0.48	0.55	0.50	0.18	0.16

Less Distributions From:
Net Investment Income	(0.34)	(0.38)	(0.37)	(0.30)	(0.23)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.34)	(0.38)	(0.37)	(0.30)	(0.23)

Net Asset Value, End of Period	$ 9.92	$ 9.78	$ 9.61	$ 9.48	$ 9.60

Total Return(a)	4.96%	5.81%	5.40%	1.88%	1.68%
Net Assets, End of Period (millions)	$69,442	$164,547	$185,478	$190,155	$191,002
Ratios to Average Net Assets
Gross Expense	0.99%	1.01%	1.02%	1.03%	1.03%
Net Expenses(b)	0.65%	0.66%	0.67%	0.67%	0.68%
Net Investment Income	3.45%	3.91%	3.92%	3.12%	2.39%
Portfolio Turnover Rate	84%	67%	97%	71%	83%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	157

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT-TERM CORPORATE BOND FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.87	$ 9.83	$ 9.72	$ 9.80	$ 9.87
Income (Loss) From Operations:
Net Investment Income	0.27 (c)	0.40 (c)	0.37	0.28	0.22
Net Realized and Unrealized Gain (Loss)	0.08	0.03	0.11	(0.08)	(0.07)

Total Income (Loss) From Operations	0.35	0.43	0.48	0.20	0.15

Less Distributions From:
Net Investment Income	(0.33)	(0.39)	(0.37)	(0.28)	(0.22)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.33)	(0.39)	(0.37)	(0.28)	(0.22)

Net Asset Value, End of Period	$ 9.89	$ 9.87	$ 9.83	$ 9.72	$ 9.80

Total Return(a)	3.59%	4.48%	5.00%	2.10%	1.51%
Net Assets, End of Period (millions)	$453	$63	$83	$281	$310
Ratios to Average Net Assets
Gross Expense	1.48%	1.49%	1.49%	1.48%	1.46%
Net Expenses(b)	0.89%	0.89%	0.93%	0.94%	0.96%
Net Investment Income	3.21%	4.01%	3.65%	2.89%	2.28%
Portfolio Turnover Rate	94%	80%	64%	83%	97%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.88	$ 9.83	$ 9.72	$ 9.80	$ 9.87
Income (Loss) From Operations:
Net Investment Income	0.22 (c)	0.31 (c)	0.29	0.21	0.14
Net Realized and Unrealized Gain (Loss)	0.05	0.05	0.11	(0.08)	(0.07)

Total Income (Loss) From Operations	0.27	0.36	0.40	0.13	0.07

Less Distributions From:
Net Investment Income	(0.24)	(0.31)	(0.29)	(0.21)	(0.14)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.24)	(0.31)	(0.29)	(0.21)	(0.14)

Net Asset Value, End of Period	$ 9.91	$ 9.88	$ 9.83	$ 9.72	$ 9.80

Total Return(a)	2.81%	3.70%	4.15%	1.30%	0.69%
Net Assets, End of Period (millions)	$159	$77	$42	$66	$40
Ratios to Average Net Assets
Gross Expense	1.98%	2.00%	1.98%	1.96%	1.96%
Net Expenses(b)	1.73%	1.75%	1.74%	1.73%	1.77%
Net Investment Income	2.37%	3.17%	2.91%	2.15%	1.42%
Portfolio Turnover Rate	94%	80%	64%	83%	97%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.88	$ 9.83	$ 9.72	$ 9.80	$ 9.87
Income (Loss) From Operations:
Net Investment Income	0.33 (c)	0.41 (c)	0.38	0.30	0.24
Net Realized and Unrealized Gain (Loss)	0.02	0.05	0.11	(0.08)	(0.07)

Total Income (Loss) From Operations	0.35	0.46	0.49	0.22	0.17

Less Distributions From:
Net Investment Income	(0.34)	(0.41)	(0.38)	(0.30)	(0.24)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.34)	(0.41)	(0.38)	(0.30)	(0.24)

Net Asset Value, End of Period	$ 9.89	$ 9.88	$ 9.83	$ 9.72	$ 9.80

Total Return(a)	3.64%	4.74%	5.18%	2.29%	1.70%
Net Assets, End of Period (millions)	$61,655	$54,417	$58,771	$67,521	$76,078
Ratios to Average Net Assets
Gross Expense	1.23%	1.24%	1.24%	1.23%	1.21%
Net Expenses(b)	0.73%	0.74%	0.75%	0.75%	0.78%
Net Investment Income	3.42%	4.17%	3.93%	3.08%	2.40%
Portfolio Turnover Rate	94%	80%	64%	83%	97%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

158	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. GOVERNMENT BOND FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.48	$ 9.28	$ 9.10	$ 9.46	$ 9.51
Income (Loss) From Operations:
Net Investment Income	0.36 (c)	0.39 (c)	0.40	0.38	0.37	(c)
Net Realized and Unrealized Gain (Loss)	0.05	0.21	0.18	(0.36)	(0.00	)(d)

Total Income (Loss) From Operations	0.41	0.60	0.58	0.02	0.37

Less Distributions From:
Net Investment Income	(0.39)	(0.40)	(0.40)	(0.38)	(0.42)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.39)	(0.40)	(0.40)	(0.38)	(0.42)

Net Asset Value, End of Period	$ 9.50	$ 9.48	$ 9.28	$ 9.10	$ 9.46

Total Return(a)	4.42%	6.58%	6.46%	0.18%	3.93%
Net Assets, End of Period (millions)	$7,078	$37,690	$51,955	$43,955	$45,179
Ratios to Average Net Assets
Gross Expense	1.38%	1.33%	1.27%	1.32%	1.42%
Net Expenses(b)	0.72%	0.94%	0.87%	0.88%	0.95%
Net Investment Income	4.30%	4.22%	4.29%	3.93%	3.94%
Portfolio Turnover Rate(e)	35%	52%	71%	95%	106%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.49	$ 9.28	$ 9.10	$ 9.46	$ 9.51
Income (Loss) From Operations:
Net Investment Income	0.29 (c)	0.31 (c)	0.31	0.30	0.29	(c)
Net Realized and Unrealized Gain (Loss)	—	0.21	0.18	(0.37)	(0.01)

Total Income (Loss) From Operations	0.29	0.52	0.49	(0.07)	0.28

Less Distributions From:
Net Investment Income	(0.29)	(0.31)	(0.31)	(0.29)	(0.33)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.29)	(0.31)	(0.31)	(0.29)	(0.33)

Net Asset Value, End of Period	$ 9.49	$ 9.49	$ 9.28	$ 9.10	$ 9.46

Total Return(a)	3.15%	5.69%	5.44%	(0.73)%	3.02%
Net Assets, End of Period (millions)	$273	$316	$227	$367	$275
Ratios to Average Net Assets
Gross Expense	1.90%	1.90%	1.86%	1.89%	1.92%
Net Expenses(b)	1.82%	1.83%	1.83%	1.83%	1.84%
Net Investment Income	3.06%	3.35%	3.33%	3.00%	3.09%
Portfolio Turnover Rate(e)	35%	52%	71%	95%	106%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.49	$ 9.28	$ 9.10	$ 9.46	$ 9.51
Income (Loss) From Operations:
Net Investment Income	0.39 (c)	0.41 (c)	0.40	0.39	0.38	(c)
Net Realized and Unrealized Gain (Loss)	—	0.20	0.18	(0.36)	(0.00	)(d)

Total Income (Loss) From Operations	0.39	0.61	0.58	0.03	0.38

Less Distributions From:
Net Investment Income	(0.39)	(0.40)	(0.40)	(0.39)	(0.43)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.39)	(0.40)	(0.40)	(0.39)	(0.43)

Net Asset Value, End of Period	$ 9.49	$ 9.49	$ 9.28	$ 9.10	$ 9.46

Total Return(a)	4.18%	6.74%	6.49%	0.26%	4.03%
Net Assets, End of Period (millions)	$73,301	$85,617	$119,940	$121,943	$129,035
Ratios to Average Net Assets
Gross Expense	1.15%	1.14%	1.11%	1.14%	1.17%
Net Expenses(b)	0.82%	0.83%	0.84%	0.84%	0.85%
Net Investment Income	4.05%	4.34%	4.32%	3.97%	4.05%
Portfolio Turnover Rate(e)	35%	52%	71%	95%	106%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.
(e)	This calculation excludes purchases and sales from dollar roll transactions.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	159

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB NEW YORK MUNICIPAL BOND FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.25	$10.51	$10.38	$10.62	$10.46
Income (Loss) From Operations:
Net Investment Income	0.38 (c)	0.39 (c)	0.39	0.40	0.39
Net Realized and Unrealized Gain (Loss)	(0.34)	(0.27)	0.13	(0.23)	0.19

Total Income (Loss) From Operations	0.04	0.12	0.52	0.17	0.58

Less Distributions From:
Net Investment Income	(0.40)	(0.38)	(0.39)	(0.40)	(0.39)
Net Realized Gains	—	—	—	(0.01)	(0.03)

Total Distributions	(0.40)	(0.38)	(0.39)	(0.41)	(0.42)

Net Asset Value, End of Period	$ 9.89	$10.25	$10.51	$10.38	$10.62

Total Return(a)	0.44%	1.21%	5.13%	1.53%	5.60%
Net Assets, End of Period (millions)	$33,904	$60,836	$59,371	$50,299	$52,380
Ratios to Average Net Assets
Gross Expense	1.40%	1.39%	1.41%	1.44%	1.48%
Net Expenses(b)	0.75%	0.79%	0.80%	0.82%	0.85%
Net Investment Income	3.96%	3.70%	3.77%	3.76%	3.65%
Portfolio Turnover Rate	102%	119%	37%	56%	41%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.25	$10.51	$10.38	$10.62	$10.46
Income (Loss) From Operations:
Net Investment Income	0.31 (c)	0.29 (c)	0.30	0.31	0.30
Net Realized and Unrealized Gain (Loss)	(0.36)	(0.26)	0.13	(0.23)	0.19

Total Income (Loss) From Operations	(0.05)	0.03	0.43	0.08	0.49

Less Distributions From:
Net Investment Income	(0.30)	(0.29)	(0.30)	(0.31)	(0.30)
Net Realized Gains	—	—	—	(0.01)	(0.03)

Total Distributions	(0.30)	(0.29)	(0.30)	(0.32)	(0.33)

Net Asset Value, End of Period	$ 9.90	$10.25	$10.51	$10.38	$10.62

Total Return(a)	(0.41)%	0.31%	4.23%	0.70%	4.75%
Net Assets, End of Period (millions)	$1,100	$1,166	$1,470	$1,307	$773
Ratios to Average Net Assets
Gross Expense	1.90%	1.91%	1.95%	1.97%	1.99%
Net Expenses(b)	1.65%	1.66%	1.66%	1.65%	1.67%
Net Investment Income	3.10%	2.83%	2.91%	2.95%	2.86%
Portfolio Turnover Rate	102%	119%	37%	56%	41%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.25	$10.51	$10.38	$10.62	$10.46
Income (Loss) From Operations:
Net Investment Income	0.41 (c)	0.40 (c)	0.41	0.41	0.40
Net Realized and Unrealized Gain (Loss)	(0.36)	(0.27)	0.13	(0.23)	0.19

Total Income (Loss) From Operations	0.05	0.13	0.54	0.18	0.59

Less Distributions From:
Net Investment Income	(0.41)	(0.39)	(0.41)	(0.41)	(0.40)
Net Realized Gains	—	—	—	(0.01)	(0.03)

Total Distributions	(0.41)	(0.39)	(0.41)	(0.42)	(0.43)

Net Asset Value, End of Period	$ 9.89	$10.25	$10.51	$10.38	$10.62

Total Return(a)	0.54%	1.31%	5.26%	1.69%	5.77%
Net Assets, End of Period (millions)	$57,173	$42,737	$44,224	$38,135	$26,921
Ratios to Average Net Assets
Gross Expense	1.15%	1.16%	1.20%	1.22%	1.24%
Net Expenses(b)	0.65%	0.66%	0.67%	0.67%	0.69%
Net Investment Income	4.11%	3.83%	3.89%	3.92%	3.81%
Portfolio Turnover Rate	102%	119%	37%	56%	41%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

160	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PENNSYLVANIA MUNICIPAL BOND FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.02	$10.09	$10.01	$10.27	$10.20
Income (Loss) From Operations:
Net Investment Income	0.37 (c)	0.35 (c)	0.37	0.38	0.36
Net Realized and Unrealized Gain (Loss)	(0.14)	(0.07)	0.07	(0.27)	0.07

Total Income (Loss) From Operations	0.23	0.28	0.44	0.11	0.43

Less Distributions From:
Net Investment Income	(0.37)	(0.35)	(0.36)	(0.37)	(0.36)
Net Realized Gains	(0.01)	—	—	—	—

Total Distributions	(0.38)	(0.35)	(0.36)	(0.37)	(0.36)

Net Asset Value, End of Period	$ 9.87	$10.02	$10.09	$10.01	$10.27

Total Return(a)	2.39%	2.87%	4.49%	1.11%	4.24%
Net Assets, End of Period (millions)	$4,731	$5,344	$5,407	$6,225	$8,311
Ratios to Average Net Assets
Gross Expense	1.37%	1.38%	1.40%	1.39%	1.36%
Net Expenses(b)	0.95%	0.95%	0.92%	0.91%	1.12%
Net Investment Income	3.77%	3.54%	3.63%	3.66%	3.48%
Portfolio Turnover Rate	21%	14%	26%	12%	27%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.02	$10.09	$10.02	$10.28	$10.20
Income (Loss) From Operations:
Net Investment Income	0.28 (c)	0.27 (c)	0.27	0.29	0.29
Net Realized and Unrealized Gain (Loss)	(0.14)	(0.08)	0.07	(0.25)	0.07

Total Income (Loss) From Operations	0.14	0.19	0.34	0.04	0.36

Less Distributions From:
Net Investment Income	(0.28)	(0.26)	(0.27)	(0.30)	(0.28)
Net Realized Gains	(0.01)	—	—	—	—

Total Distributions	(0.29)	(0.26)	(0.27)	(0.30)	(0.28)

Net Asset Value, End of Period	$ 9.87	$10.02	$10.09	$10.02	$10.28

Total Return(a)	1.48%	1.96%	3.47%	0.37%	3.61%
Net Assets, End of Period (millions)	$749	$853	$875	$858	$893
Ratios to Average Net Assets
Gross Expense	1.90%	1.87%	1.86%	1.82%	1.74%
Net Expenses(b)	1.84%	1.83%	1.81%	1.77%	1.71%
Net Investment Income	2.88%	2.65%	2.74%	2.80%	2.89%
Portfolio Turnover Rate	21%	14%	26%	12%	27%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.02	$10.09	$10.01	$10.27	$10.20
Income (Loss) From Operations:
Net Investment Income	0.38 (c)	0.37 (c)	0.37	0.38	0.37
Net Realized and Unrealized Gain (Loss)	(0.14)	(0.08)	0.08	(0.26)	0.07

Total Income (Loss) From Operations	0.24	0.29	0.45	0.12	0.44

Less Distributions From:
Net Investment Income	(0.38)	(0.36)	(0.37)	(0.38)	(0.37)
Net Realized Gains	(0.01)	—	—	—	—

Total Distributions	(0.39)	(0.36)	(0.37)	(0.38)	(0.37)

Net Asset Value, End of Period	$ 9.87	$10.02	$10.09	$10.01	$10.27

Total Return(a)	2.49%	2.97%	4.56%	1.13%	4.37%
Net Assets, End of Period (millions)	$106,029	$117,723	$133,668	$136,387	$160,966
Ratios to Average Net Assets
Gross Expense	1.12%	1.13%	1.15%	1.14%	1.11%
Net Expenses(b)	0.85%	0.85%	0.85%	0.89%	1.00%
Net Investment Income	3.87%	3.64%	3.70%	3.68%	3.60%
Portfolio Turnover Rate	21%	14%	26%	12%	27%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	161

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MARYLAND MUNICIPAL BOND FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.82	$10.10	$10.05	$10.32	$10.21
Income (Loss) From Operations:
Net Investment Income	0.40 (c)	0.39 (c)	0.39	0.40 (c)	0.39
Net Realized and Unrealized Gain (Loss)	(0.30)	(0.26)	0.08	(0.24)	0.15

Total Income (Loss) From Operations	0.10	0.13	0.47	0.16	0.54

Less Distributions From:
Net Investment Income	(0.40)	(0.39)	(0.39)	(0.40)	(0.39)
Net Realized Gains	(0.02)	(0.02)	(0.03)	(0.03)	(0.04)

Total Distributions	(0.42)	(0.41)	(0.42)	(0.43)	(0.43)

Net Asset Value, End of Period	$ 9.50	$ 9.82	$10.10	$10.05	$10.32

Total Return(a)	1.10%	1.30%	4.74%	1.52%	5.40%
Net Assets, End of Period (millions)	$38,627	$41,846	$47,611	$49,828	$19,639
Ratios to Average Net Assets
Gross Expense	1.38%	1.39%	1.38%	1.42%	1.44%
Net Expenses(b)	0.79%	0.81%	0.82%	0.82%	0.95%
Net Investment Income	4.21%	3.95%	3.89%	3.93%	3.82%
Portfolio Turnover Rate	6%	3%	16%	12%	13%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.84	$10.12	$10.07	$10.34	$10.23
Income (Loss) From Operations:
Net Investment Income	0.31 (c)	0.30 (c)	0.30	0.31 (c)	0.31
Net Realized and Unrealized Gain (Loss)	(0.29)	(0.26)	0.08	(0.24)	0.16

Total Income (Loss) From Operations	0.02	0.04	0.38	0.07	0.47

Less Distributions From:
Net Investment Income	(0.32)	(0.30)	(0.30)	(0.31)	(0.32)
Net Realized Gains	(0.02)	(0.02)	(0.03)	(0.03)	(0.04)

Total Distributions	(0.34)	(0.32)	(0.33)	(0.34)	(0.36)

Net Asset Value, End of Period	$ 9.52	$ 9.84	$10.12	$10.07	$10.34

Total Return(a)	0.20%	0.39%	3.80%	0.64%	4.59%
Net Assets, End of Period (millions)	$1,148	$1,564	$1,764	$1,887	$1,896
Ratios to Average Net Assets
Gross Expense	1.88%	1.89%	1.89%	1.91%	1.93%
Net Expenses(b)	1.70%	1.72%	1.71%	1.70%	1.71%
Net Investment Income	3.29%	3.05%	3.00%	3.03%	3.05%
Portfolio Turnover Rate	6%	3%	16%	12%	13%

INSTITUTIONAL SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.83	$10.11	$10.06	$10.33	$10.22
Income (Loss) From Operations:
Net Investment Income	0.41 (c)	0.40 (c)	0.40	0.41 (c)	0.42
Net Realized and Unrealized Gain (Loss)	(0.30)	(0.26)	0.08	(0.24)	0.15

Total Income (Loss) From Operations	0.11	0.14	0.48	0.17	0.57

Less Distributions From:
Net Investment Income	(0.41)	(0.40)	(0.40)	(0.41)	(0.42)
Net Realized Gains	(0.02)	(0.02)	(0.03)	(0.03)	(0.04)

Total Distributions	(0.43)	(0.42)	(0.43)	(0.44)	(0.46)

Net Asset Value, End of Period	$ 9.51	$ 9.83	$10.11	$10.06	$10.33

Total Return(a)	1.20%	1.40%	4.84%	1.63%	5.62%
Net Assets, End of Period (millions)	$79,494	$86,933	$98,014	$95,924	$99,134
Ratios to Average Net Assets
Gross Expense	1.13%	1.14%	1.14%	1.17%	1.18%
Net Expenses(b)	0.70%	0.72%	0.72%	0.72%	0.73%
Net Investment Income	4.30%	4.05%	4.00%	4.01%	4.03%
Portfolio Turnover Rate	6%	3%	16%	12%	13%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

162	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB VIRGINIA MUNICIPAL BOND FUND

CLASS A SHARES	2009		2008	2007	2006(c)(d)		2005(e)	2004(i)
Net Asset Value, Beginning of Period	$10.67		$10.90	$10.93	$11.17		$11.63	$11.66
Income (Loss) From Operations:
Net Investment Income	0.38	(f)	0.40 (f)	0.41	0.23		0.42	0.35
Net Realized and Unrealized Gain (Loss)	0.00	(h)	(0.14)	0.08	(0.14)		(0.31)	(0.03)

Total Income (Loss) From Operations	0.38		0.26	0.49	0.09		0.11	0.32

Less Distributions From:
Net Investment Income	(0.38)		(0.39)	(0.41)	(0.23)		(0.42)	(0.35)
Net Realized Gains	(0.00	)(h)	(0.10)	(0.11)	(0.10)		(0.15)	—

Total Distributions	(0.38)		(0.49)	(0.52)	(0.33)		(0.57)	(0.35)

Net Asset Value, End of Period	$10.67		$10.67	$10.90	$10.93		$11.17	$11.63

Total Return(a)	3.73%		2.47%	4.56%	0.86%		1.00%	2.82%
Net Assets, End of Period (millions)	$20,085		$16,570	$18,129	$22,250		$25,107	$27,218
Ratios to Average Net Assets
Gross Expense	1.88%		1.77%	1.71%	1.56	%(g)	0.98%	0.97	%(h)
Net Expenses(b)	0.84%		0.88%	0.86%	0.45	%(g)	0.98%	0.95	%(h)
Net Investment Income	3.62%		3.67%	3.76%	4.32	%(g)	3.63%	3.67	%(h)
Portfolio Turnover Rate	7%		3%	9%	5%		12%	14%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Beginning with the year ended April 30, 2006, the Fund was audited by Ernst & Young, LLP. The previous periods ended were audited by another Independent Registered Public Accounting Firm.
(d)	Reflects operations for the period from November 1, 2005 to April 30, 2006. The Fund changed its fiscal year end from October 31 to April 30.
(e)	Reflects operations for the year ended October 31.
(f)	Per share numbers have been calculated using the average shares method.
(g)	Computed on an annualized basis.
(h)	Represents less than $0.01.
(i)	Reflects operations for the period January 1, 2004 to October 31, 2004. The Fund changed its fiscal year end from December 31 to October 31.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	163

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INTERMEDIATE-TERM BOND FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.97	$ 9.81	$ 9.64	$ 9.99	$10.07
Income (Loss) From Operations:
Net Investment Income(c)	0.41	0.40	0.42	0.36	0.37
Net Realized and Unrealized Gain (Loss)	(0.00)	0.16	0.17	(0.34)	0.01

Total Income (Loss) From Operations	0.41	0.56	0.59	0.02	0.38

Less Distributions From:
Net Investment Income	(0.42)	(0.40)	(0.42)	(0.37)	(0.46)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.42)	(0.40)	(0.42)	(0.37)	(0.46)

Net Asset Value, End of Period	$ 9.96	$ 9.97	$ 9.81	$ 9.64	$ 9.99

Total Return(a)	4.20%	5.85%	6.19%	0.23%	3.81%
Net Assets, End of Period (millions)	$2,619	$1,495	$1,455	$1,774	$2,402
Ratios to Average Net Assets
Gross Expense	1.35%	1.36%	1.36%	1.36%	1.36%
Net Expenses(b)	0.78%	0.85%	0.95%	0.98%	0.77%
Net Investment Income	4.22%	4.12%	4.23%	3.64%	3.65%
Portfolio Turnover Rate	191%	279%	189%	189%	197%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.98	$ 9.81	$ 9.64	$ 9.99	$10.07
Income (Loss) From Operations:
Net Investment Income(c)	0.33	0.30	0.34	0.29	0.28
Net Realized and Unrealized Gain (Loss)	(0.02)	0.19	0.17	(0.33)	0.01

Total Income (Loss) From Operations	0.31	0.49	0.51	(0.04)	0.29

Less Distributions From:
Net Investment Income	(0.33)	(0.32)	(0.34)	(0.31)	(0.37)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.33)	(0.32)	(0.34)	(0.31)	(0.37)

Net Asset Value, End of Period	$ 9.96	$ 9.98	$ 9.81	$ 9.64	$ 9.99

Total Return(a)	3.21%	5.07%	5.41%	(0.46)%	2.89%
Net Assets, End of Period (millions)	$248	$158	$98	$129	$123
Ratios to Average Net Assets
Gross Expense	1.85%	1.86%	1.86%	1.87%	1.86%
Net Expenses(b)	1.63%	1.70%	1.68%	1.68%	1.68%
Net Investment Income	3.36%	3.25%	3.48%	2.94%	2.83%
Portfolio Turnover Rate	191%	279%	189%	189%	197%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.97	$ 9.81	$ 9.64	$ 9.99	$10.07
Income (Loss) From Operations:
Net Investment Income(c)	0.43	0.42	0.44	0.38	0.38
Net Realized and Unrealized Gain (Loss)	(0.01)	0.16	0.17	(0.33)	—

Total Income (Loss) From Operations	0.42	0.58	0.61	0.05	0.38

Less Distributions From:
Net Investment Income	(0.43)	(0.42)	(0.44)	(0.40)	(0.46)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.43)	(0.42)	(0.44)	(0.40)	(0.46)

Net Asset Value, End of Period	$ 9.96	$ 9.97	$ 9.81	$ 9.64	$ 9.99

Total Return(a)	4.35%	6.01%	6.42%	0.47%	3.85%
Net Assets, End of Period (millions)	$126,742	$178,343	$195,560	$216,402	$245,706
Ratios to Average Net Assets
Gross Expense	1.09%	1.11%	1.11%	1.11%	1.11%
Net Expenses(b)	0.63%	0.70%	0.73%	0.73%	0.74%
Net Investment Income	4.31%	4.27%	4.44%	3.88%	3.77%
Portfolio Turnover Rate	191%	279%	189%	189%	197%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

164	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INCOME FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.77	$ 9.84	$ 9.66	$10.08	$10.13
Income (Loss) From Operations:
Net Investment Income	0.45 (c)	0.46 (c)	0.44	0.39	0.38 (c)
Net Realized and Unrealized Gain (Loss)	(0.54)	(0.08)	0.20	(0.39)	0.05

Total Income (Loss) From Operations	(0.09)	0.38	0.64	—	0.43

Less Distributions From:
Net Investment Income	(0.44)	(0.45)	(0.45)	(0.39)	(0.39)
Net Realized Gains	—	—	(0.01)	(0.03)	(0.09)

Total Distributions	(0.44)	(0.45)	(0.46)	(0.42)	(0.48)

Net Asset Value, End of Period	$ 9.24	$ 9.77	$ 9.84	$9.66	$10.08

Total Return(a)	(0.84)%	3.93%	6.73%	(0.05)%	4.27%
Net Assets, End of Period (millions)	$5,681	$5,572	$6,381	$7,253	$8,855
Ratios to Average Net Assets
Gross Expense	1.32%	1.29%	1.31%	1.28%	1.30%
Net Expenses(b)	0.78%	0.88%	0.99%	1.02%	1.03%
Net Investment Income	4.75%	4.66%	4.61%	3.79%	3.74%
Portfolio Turnover Rate	93%	152%	79%	96%	86%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.64	$ 9.71	$ 9.53	$ 9.95	$10.00
Income (Loss) From Operations:
Net Investment Income	0.36 (c)	0.37 (c)	0.37	0.32	0.30 (c)
Net Realized and Unrealized Gain (Loss)	(0.53)	(0.07)	0.19	(0.39)	0.06

Total Income (Loss) From Operations	(0.17)	0.30	0.56	(0.07)	0.36

Less Distributions From:
Net Investment Income	(0.36)	(0.37)	(0.37)	(0.32)	(0.32)
Net Realized Gains	—	—	(0.01)	(0.03)	(0.09)

Total Distributions	(0.36)	(0.37)	(0.38)	(0.35)	(0.41)

Net Asset Value, End of Period	$ 9.11	$ 9.64	$ 9.71	$ 9.53	$ 9.95

Total Return(a)	(1.69)%	3.11%	6.03%	(0.75)%	3.60%
Net Assets, End of Period (millions)	$850	$888	$1,105	$1,561	$1,960
Ratios to Average Net Assets
Gross Expense	1.83%	1.79%	1.81%	1.79%	1.80%
Net Expenses(b)	1.63%	1.73%	1.74%	1.73%	1.73%
Net Investment Income	3.89%	3.80%	3.86%	3.08%	3.04%
Portfolio Turnover Rate	93%	152%	79%	96%	86%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.63	$ 9.71	$ 9.53	$ 9.95	$10.00
Income (Loss) From Operations:
Net Investment Income	0.43 (c)	0.48 (c)	0.46	0.42	0.40 (c)
Net Realized and Unrealized Gain (Loss)	(0.50)	(0.10)	0.19	(0.40)	0.04

Total Income (Loss) From Operations	(0.07)	0.38	0.65	0.02	0.44

Less Distributions From:
Net Investment Income	(0.46)	(0.46)	(0.46)	(0.41)	(0.40)
Net Realized Gains	—	—	(0.01)	(0.03)	(0.09)

Total Distributions	(0.46)	(0.46)	(0.47)	(0.44)	(0.49)

Net Asset Value, End of Period	$ 9.10	$ 9.63	$ 9.71	$ 9.53	$ 9.95

Total Return(a)	(0.71)%	4.03%	7.03%	0.16%	4.55%
Net Assets, End of Period (millions)	$159,120	$91,416	$115,486	$133,002	$131,542
Ratios to Average Net Assets
Gross Expense	1.06%	1.04%	1.06%	1.04%	1.05%
Net Expenses(b)	0.64%	0.73%	0.79%	0.81%	0.82%
Net Investment Income	4.83%	4.80%	4.81%	4.01%	3.95%
Portfolio Turnover Rate	93%	152%	79%	96%	86%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	165

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.74	$10.07	$ 9.94	$ 9.81	$ 9.81
Income (Loss) From Operations:
Net Investment Income	0.14 (c)	0.17 (c)	0.23 (c)	0.20 (c)	0.16
Net Realized and Unrealized Gain (Loss)	(1.86)	(0.11)	0.47	0.33	0.02

Total Income (Loss) From Operations	(1.72)	0.06	0.70	0.53	0.18

Less Distributions From:
Net Investment Income	(0.13)	(0.22)	(0.28)	(0.19)	(0.15)
Net Realized Gains	(0.32)	(0.17)	(0.29)	(0.21)	(0.03)

Total Distributions	(0.45)	(0.39)	(0.57)	(0.40)	(0.18)

Net Asset Value, End of Period	$ 7.57	$ 9.74	$10.07	$ 9.94	$ 9.81

Total Return(a)	(17.50)%	0.60%	7.31%	5.46%	1.87%
Net Assets, End of Period (millions)	$5,660	$8,296	$10,567	$10,592	$6,147
Ratios to Average Net Assets
Gross Expense	2.18%	1.71%	1.65%	1.81%	2.05%
Net Expenses(b)	0.94%	0.96%	1.00%	1.00%	1.00%
Net Investment Income	1.69%	1.66%	2.30%	2.18%	1.63%
Portfolio Turnover Rate	42%	32%	22%	17%	61%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.71	$10.04	$ 9.91	$ 9.78	$ 9.78
Income (Loss) From Operations:
Net Investment Income	0.10 (c)	0.11 (c)	0.17 (c)	0.12 (c)	0.10
Net Realized and Unrealized Gain (Loss)	(1.86)	(0.10)	0.48	0.35	0.03

Total Income (Loss) From Operations	(1.76)	0.01	0.65	0.47	0.13

Less Distributions From:
Net Investment Income	(0.09)	(0.17)	(0.23)	(0.13)	(0.10)
Net Realized Gains	(0.32)	(0.17)	(0.29)	(0.21)	(0.03)

Total Distributions	(0.41)	(0.34)	(0.52)	(0.34)	(0.13)

Net Asset Value, End of Period	$ 7.54	$ 9.71	$10.04	$ 9.91	$ 9.78

Total Return(a)	(18.01)%	0.04%	6.73%	4.88%	1.32%
Net Assets, End of Period (millions)	$1,848	$3,136	$3,379	$3,469	$3,817
Ratios to Average Net Assets
Gross Expense	2.68%	2.23%	2.15%	2.37%	2.55%
Net Expenses(b)	1.50%	1.52%	1.56%	1.56%	1.56%
Net Investment Income	1.14%	1.08%	1.73%	1.41%	1.05%
Portfolio Turnover Rate	42%	32%	22%	17%	61%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

166	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.07	$10.67	$10.47	$ 9.96	$ 9.80
Income (Loss) From Operations:
Net Investment Income	0.10 (c)	0.10 (c)	0.12 (c)	0.12	0.09
Net Realized and Unrealized Gain (Loss)	(2.82)	(0.19)	0.87	1.09	0.15

Total Income (Loss) From Operations	(2.72)	(0.09)	0.99	1.21	0.24

Less Distributions From:
Net Investment Income	(0.10)	(0.16)	(0.22)	(0.11)	(0.08)
Net Realized Gains	(0.53)	(0.35)	(0.57)	(0.59)	—

Total Distributions	(0.63)	(0.51)	(0.79)	(0.70)	(0.08)

Net Asset Value, End of Period	$ 6.72	$10.07	$10.67	$10.47	$ 9.96

Total Return(a)	(26.61)%	(0.93)%	9.80%	12.45%	2.46%
Net Assets, End of Period (millions)	$21,871	$36,868	$41,963	$42,198	$29,011
Ratios to Average Net Assets
Gross Expense	1.48%	1.20%	1.14%	1.22%	1.37%
Net Expenses(b)	0.86%	0.88%	0.89%	0.97%	0.98%
Net Investment Income	1.31%	0.98%	1.20%	1.44%	0.98%
Portfolio Turnover Rate	42%	21%	22%	9%	98%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.82	$10.49	$10.35	$ 9.88	$ 9.75
Income (Loss) From Operations:
Net Investment Income	0.03 (c)	0.02 (c)	0.05 (c)	0.05	0.03
Net Realized and Unrealized Gain (Loss)	(2.74)	(0.18)	0.85	1.07	0.14

Total Income (Loss) From Operations	(2.71)	(0.16)	0.90	1.12	0.17

Less Distributions From:
Net Investment Income	(0.04)	(0.16)	(0.19)	(0.06)	(0.04)
Net Realized Gains	(0.53)	(0.35)	(0.57)	(0.59)	—

Total Distributions	(0.57)	(0.51)	(0.76)	(0.65)	(0.04)

Net Asset Value, End of Period	$ 6.54	$ 9.82	$10.49	$10.35	$ 9.88

Total Return(a)	(27.16)%	(1.70)%	8.94%	11.61%	1.70%
Net Assets, End of Period (millions)	$12,432	$21,403	$23,656	$22,566	$19,628
Ratios to Average Net Assets
Gross Expense	1.97%	1.72%	1.64%	1.72%	1.87%
Net Expenses(b)	1.67%	1.65%	1.64%	1.72%	1.73%
Net Investment Income	0.45%	0.18%	0.45%	0.52%	0.24%
Portfolio Turnover Rate	42%	21%	22%	9%	98%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	167

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH

CLASS A SHARES	2009		2008	2007	2006		2005
Net Asset Value, Beginning of Period	$ 9.99		$10.98	$10.65	$ 9.72		$ 9.49
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	0.03		(0.01)	0.02	0.02		0.03
Net Realized and Unrealized Gain (Loss)	(3.89)		(0.45)	1.22	1.70		0.25

Total Income (Loss) From Operations	(3.86)		(0.46)	1.24	1.72		0.28

Less Distributions From:
Net Investment Income	(0.03)		(0.13)	(0.19)	(0.05)		(0.04)
Return of Capital	(0.01)		—	—	—		—
Net Realized Gains	(0.71)		(0.40)	(0.72)	(0.74)		(0.01)

Total Distributions	(0.75)		(0.53)	(0.91)	(0.79)		(0.05)

Net Asset Value, End of Period	$ 5.38		$ 9.99	$10.98	$10.65		$ 9.72

Total Return(a)	(38.02)%		(4.44)%	12.21%	18.34%		2.98%
Net Assets, End of Period (millions)	$10,808		$20,282	$22,606	$20,790		$14,414
Ratios to Average Net Assets
Gross Expense	1.98%		1.39%	1.36%	1.51%		1.68%
Net Expenses(b)	0.92%		0.85%	0.86%	1.00%		1.02%
Net Investment Income (Loss)	0.42%		(0.09)%	0.16%	0.70%		0.34%
Portfolio Turnover Rate	31%		19%	22%	6%		114%

CLASS B SHARES	2009		2008	2007	2006		2005
Net Asset Value, Beginning of Period	$ 9.67		$10.70	$10.42	$ 9.54		$ 9.34
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.01)		(0.07)	(0.04)	(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss)	(3.76)		(0.43)	1.19	1.69		0.24

Total Income (Loss) From Operations	(3.77)		(0.50)	1.15	1.64		0.22

Less Distributions From:
Net Investment Income	(0.00	)(d)	(0.13)	(0.15)	(0.02)		(0.01)
Return of Capital	(0.01)		—	—	—		—
Net Realized Gains	(0.71)		(0.40)	(0.72)	(0.74)		(0.01)

Total Distributions	(0.72)		(0.53)	(0.87)	(0.76)		(0.02)

Net Asset Value, End of Period	$ 5.18		$ 9.67	$10.70	$10.42		$ 9.54

Total Return(a)	(38.38)%		(4.98)%	11.59%	17.75%		2.35%
Net Assets, End of Period (millions)	$5,033		$9,566	$10,740	$9,559		$7,906
Ratios to Average Net Assets
Gross Expense	2.48%		1.89%	1.86%	2.01%		2.18%
Net Expenses(b)	1.49%		1.42%	1.43%	1.57%		1.59%
Net Investment Income (Loss)	(0.13)%		(0.70)%	(0.40)%	0.00	%(d)	(0.23)%
Portfolio Turnover Rate	31%		19%	22%	6%		114%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

168	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB BALANCED FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.43	$15.11	$13.75	$12.92	$13.04
Income (Loss) From Operations:
Net Investment Income	0.38 (c)	0.38 (c)	0.29 (c)	0.18	0.20
Net Realized and Unrealized Gain (Loss)	(3.26)	(0.66)	1.37	0.86	(0.12)

Total Income (Loss) From Operations	(2.88)	(0.28)	1.66	1.04	0.08

Less Distributions From:
Net Investment Income	(0.40)	(0.40)	(0.30)	(0.21)	(0.20)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.40)	(0.40)	(0.30)	(0.21)	(0.20)

Net Asset Value, End of Period	$11.15	$14.43	$15.11	$13.75	$12.92

Total Return(a)	(20.12)%	(1.89)%	12.23%	8.09%	0.61%
Net Assets, End of Period (millions)	$11,766	$18,569	$21,547	$21,679	$25,237
Ratios to Average Net Assets
Gross Expense	2.22%	1.94%	1.62%	1.54%	1.41%
Net Expenses(b)	1.08%	0.98%	1.05%	1.10%	1.11%
Net Investment Income	3.15%	2.59%	2.10%	1.30%	1.50%
Portfolio Turnover Rate	59%	17%	157%	48%	41%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.50	$15.12	$13.75	$12.92	$13.04
Income (Loss) From Operations:
Net Investment Income	0.30 (c)	0.25 (c)	0.18 (c)	0.07	0.11
Net Realized and Unrealized Gain (Loss)	(3.31)	(0.66)	1.38	0.87	(0.12)

Total Income (Loss) From Operations	(3.01)	(0.41)	1.56	0.94	(0.01)

Less Distributions From:
Net Investment Income	(0.22)	(0.21)	(0.19)	(0.11)	(0.11)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.22)	(0.21)	(0.19)	(0.11)	(0.11)

Net Asset Value, End of Period	$11.27	$14.50	$15.12	$13.75	$12.92

Total Return(a)	(20.73)%	(2.76)%	11.41%	7.33%	(0.11)%
Net Assets, End of Period (millions)	$2,280	$3,808	$5,419	$8,827	$11,868
Ratios to Average Net Assets
Gross Expense	2.72%	2.43%	2.12%	2.04%	1.91%
Net Expenses(b)	1.83%	1.85%	1.81%	1.81%	1.81%
Net Investment Income	2.40%	1.73%	1.29%	0.60%	0.80%
Portfolio Turnover Rate	59%	17%	157%	48%	41%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.47	$15.15	$13.79	$12.96	$13.08
Income (Loss) From Operations:
Net Investment Income	0.40 (c)	0.40 (c)	0.29	0.30	0.23
Net Realized and Unrealized Gain (Loss)	(3.27)	(0.67)	1.38	0.78	(0.13)

Total Income (Loss) From Operations	(2.87)	(0.27)	1.67	1.08	0.10

Less Distributions From:
Net Investment Income	(0.42)	(0.41)	(0.31)	(0.25)	(0.22)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.42)	(0.41)	(0.31)	(0.25)	(0.22)

Net Asset Value, End of Period	$11.18	$14.47	$15.15	$13.79	$12.96

Total Return(a)	(20.01)%	(1.85)%	12.32%	8.35%	0.73%
Net Assets, End of Period (millions)	$1,815	$2,658	$5,226	$20,078	$84,800
Ratios to Average Net Assets
Gross Expense	2.09%	1.61%	1.37%	1.17%	1.16%
Net Expenses(b)	0.91%	0.93%	0.94%	0.89%	0.95%
Net Investment Income	3.32%	2.65%	2.10%	1.51%	1.66%
Portfolio Turnover Rate	59%	17%	157%	48%	41%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	169

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB LARGE CAP VALUE FUND

CLASS A SHARES	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.32	$13.41	$12.44		$10.93	$10.36
Income (Loss) From Operations:
Net Investment Income	0.19 (c)	0.12 (c)	0.12		0.10	0.11
Net Realized and Unrealized Gain (Loss)	(4.30)	(1.35)	1.80		2.29	0.55

Total Income (Loss) From Operations	(4.11)	(1.23)	1.92		2.39	0.66

Less Distributions From:
Net Investment Income	(0.15)	(0.12)	(0.12)		(0.10)	(0.09)
Net Realized Gains	(0.03)	(0.74)	(0.83)		(0.78)	—

Total Distributions	(0.18)	(0.86)	(0.95)		(0.88)	(0.09)

Net Asset Value, End of Period	$ 7.03	$11.32	$13.41		$12.44	$10.93

Total Return(a)	(36.53)%	(9.56)%	16.10%		22.45%	6.35%
Net Assets, End of Period (millions)	$5,027	$40,021	$39,023		$34,187	$26,161
Ratios to Average Net Assets
Gross Expense	1.34%	1.31%	1.21%		1.27%	1.47%
Net Expenses(b)	0.53%	1.03%	0.93%		0.98%	1.12%
Net Investment Income	2.30%	0.93%	0.94%		0.86%	0.88%
Portfolio Turnover Rate	34%	17%	18%		18%	126%

CLASS B SHARES	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.15	$13.21	$12.27		$10.80	$10.24
Income (Loss) From Operations:
Net Investment Income (Loss)	0.06 (c)	0.01 (c)	(0.00	)(d)	0.00 (d)	0.01
Net Realized and Unrealized Gain (Loss)	(4.20)	(1.32)	1.78		2.25	0.55

Total Income (Loss) From Operations	(4.14)	(1.31)	1.78		2.25	0.56

Less Distributions From:
Net Investment Income	(0.03)	(0.01)	(0.01)		—	—
Net Realized Gains	(0.03)	(0.74)	(0.83)		(0.78)	—

Total Distributions	(0.06)	(0.75)	(0.84)		(0.78)	—

Net Asset Value, End of Period	$ 6.95	$11.15	$13.21		$12.27	$10.80

Total Return(a)	(37.12)%	(10.30)%	15.01%		21.38%	5.47%
Net Assets, End of Period (millions)	$840	$1,232	$1,418		$1,229	$819
Ratios to Average Net Assets
Gross Expense	1.87%	1.87%	1.88%		1.92%	1.97%
Net Expenses(b)	1.85%	1.85%	1.88%		1.92%	1.92%
Net Investment Income	0.67%	0.11%	(0.01)%		(0.07)%	0.08%
Portfolio Turnover Rate	34%	17%	18%		18%	126%

INSTITUTIONAL I SHARES	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$11.34	$13.41	$12.45		$10.93	$10.37
Income (Loss) From Operations:
Net Investment Income	0.13 (c)	0.13 (c)	0.11		0.10	0.10
Net Realized and Unrealized Gain (Loss)	(4.26)	(1.34)	1.79		2.29	0.56

Total Income (Loss) From Operations	(4.13)	(1.21)	1.90		2.39	0.66

Less Distributions From:
Net Investment Income	(0.13)	(0.12)	(0.11)		(0.09)	(0.10)
Net Realized Gains	(0.03)	(0.74)	(0.83)		(0.78)	—

Total Distributions	(0.16)	(0.86)	(0.94)		(0.87)	(0.10)

Net Asset Value, End of Period	$ 7.05	$11.34	$13.41		$12.45	$10.93

Total Return(a)	(36.62)%	(9.42)%	15.92%		22.54%	6.35%
Net Assets, End of Period (millions)	$117,108	$121,163	$133,496		$115,735	$75,564
Ratios to Average Net Assets
Gross Expense	1.13%	1.13%	1.14%		1.17%	1.22%
Net Expenses(b)	0.96%	0.97%	1.00%		1.03%	1.03%
Net Investment Income	1.55%	0.99%	0.88%		0.82%	0.94%
Portfolio Turnover Rate	34%	17%	18%		18%	126%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

170	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB LARGE CAP GROWTH FUND

CLASS A SHARES	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$ 8.75		$ 9.29		$ 8.30		$ 7.48	$ 7.60
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.01	)(c)	0.00	(c)(d)	0.01	(c)	(0.01)	0.18
Net Realized and Unrealized Gain (Loss)	(2.93)		(0.27)		0.98		0.84	(0.30)

Total Income (Loss) From Operations	(2.94)		(0.27)		0.99		0.83	(0.12)

Less Distributions From:
Net Investment Income	(0.01)		(0.02)		—		(0.01)	—
Net Realized Gains	—		(0.25)		—		—	—
Distributions From Capital	—		0.00	(d)	—		—	—

Total Distributions	(0.01)		(0.27)		—		(0.01)	—

Net Asset Value, End of Period	$ 5.80		$ 8.75		$ 9.29		$ 8.30	$ 7.48

Total Return(a)	(33.56)%		(3.09)%		11.93%		11.05%	(1.58)%
Net Assets, End of Period (millions)	$15,714		$1,858		$1,987		$2,936	$2,429
Ratios to Average Net Assets
Gross Expense	1.53%		1.63%		1.71%		1.69%	1.74%
Net Expenses(b)	1.23%		1.31%		1.32%		1.29%	1.31%
Net Investment Income (Loss)	(0.16)%		0.05%		0.16%		0.06%	0.55%
Portfolio Turnover Rate	138%		76%		56%		64%	130%

CLASS B SHARES	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$ 8.18		$ 8.77		$ 7.89		$ 7.16	$ 7.33
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.04	)(c)	(0.06	)(c)	(0.05	)(c)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss)	(2.74)		(0.27)		0.93		0.79	(0.14)

Total Income (Loss) From Operations	(2.78)		(0.33)		0.88		0.73	(0.17)

Less Distributions From:
Net Investment Income	—		(0.01)		—		—	—
Net Realized Gains	—		(0.25)		—		—	—
Distributions From Capital	—		0.00	(d)	—		—	—

Total Distributions	—		(0.26)		—		—	—

Net Asset Value, End of Period	$ 5.40		$ 8.18		$ 8.77		$ 7.89	$ 7.16

Total Return(a)	(33.99)%		(3.91)%		11.15%		10.20%	(2.32)%
Net Assets, End of Period (millions)	$2,508		$964		$1,229		$1,316	$1,252
Ratios to Average Net Assets
Gross Expense	2.08%		2.13%		2.21%		2.21%	2.24%
Net Expenses(b)	2.01%		2.05%		2.07%		2.07%	2.07%
Net Investment Income (Loss)	(0.68)%		(0.69)%		(0.60)%		(0.71)%	(0.49)%
Portfolio Turnover Rate	138%		76%		56%		64%	130%

INSTITUTIONAL I SHARES	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$ 8.75		$ 9.28		$ 8.30		$ 7.47	$ 7.60
Income (Loss) From Operations:
Net Investment Income	0.02	(c)	0.01	(c)	0.03	(c)	0.01	0.02
Net Realized and Unrealized Gain (Loss)	(2.95)		(0.27)		0.97		0.83	(0.12)

Total Income (Loss) From Operations	(2.93)		(0.26)		1.00		0.84	(0.10)

Less Distributions From:
Net Investment Income	(0.02)		(0.02)		(0.02)		(0.01)	(0.03)
Net Realized Gains	—		(0.25)		—		—	—
Distributions From Capital	—		0.00	(d)	—		—	—

Total Distributions	(0.02)		(0.27)		(0.02)		(0.01)	(0.03)

Net Asset Value, End of Period	$ 5.80		$ 8.75		$ 9.28		$ 8.30	$ 7.47

Total Return(a)	(33.47)%		(2.97)%		12.09%		11.30%	(1.35)%
Net Assets, End of Period (millions)	$92,658		$69,988		$49,283		$47,656	$48,452
Ratios to Average Net Assets
Gross Expense	1.36%		1.38%		1.46%		1.46%	1.49%
Net Expenses(b)	1.13%		1.17%		1.15%		1.13%	1.14%
Net Investment Income	0.30%		0.16%		0.30%		0.22%	0.35%
Portfolio Turnover Rate	138%		76%		56%		64%	130%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	171

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MULTI CAP GROWTH FUND

CLASS A SHARES	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$18.34		$18.44		$16.67		$14.03		$13.82
Income (Loss) From Operations:
Net Investment Income (Loss)	0.08	(c)	0.03	(c)	0.01	(c)	(0.00	)(c)(d)	0.01
Net Realized and Unrealized Gain (Loss)	(6.29)		(0.12)		1.76		2.66		0.20

Total Income (Loss) From Operations	(6.21)		(0.09)		1.77		2.66		0.21

Less Distributions From:
Net Investment Income	(0.02)		—		—		(0.02)		—
Net Realized Gains	—		(0.01)		—		—		—

Total Distributions	(0.02)		(0.01)		—		(0.02)		—

Net Asset Value, End of Period	$12.11		$18.34		$18.44		$16.67		$14.03

Total Return(a)	(33.84)%		(0.51)%		10.62%		18.95%		1.52%
Net Assets, End of Period (millions)	$10,429		$17,199		$20,035		$19,561		$20,121
Ratios to Average Net Assets
Gross Expense	2.33%		1.95%		1.70%		1.57%		1.58%
Net Expenses(b)	1.15%		1.09%		1.15%		1.19%		1.20%
Net Investment Income (Loss)	0.57%		0.16%		0.08%		(0.03)%		0.07%
Portfolio Turnover Rate	180%		138%		118%		124%		264%

CLASS B SHARES	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$17.17		$17.43		$15.88		$13.44		$13.34
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.03	)(c)	(0.13	)(c)	(0.10	)(c)	(0.11)		(0.09)
Net Realized and Unrealized Gain (Loss)	(5.86)		(0.13)		1.65		2.55		0.19

Total Income (Loss) From Operations	(5.89)		(0.26)		1.55		2.44		0.10

Less Distributions From:
Net Investment Income	—		—		—		—		—
Net Realized Gains	—		—		—		—		—

Total Distributions	—		—		—		—		—

Net Asset Value, End of Period	$11.28		$17.17		$17.43		$15.88		$13.44

Total Return(a)	(34.30)%		(1.49)%		9.76%		18.15%		0.75%
Net Assets, End of Period (millions)	$1,313		$2,608		$4,068		$7,428		$8,808
Ratios to Average Net Assets
Gross Expense	2.81%		2.43%		2.20%		2.07%		2.09%
Net Expenses(b)	1.91%		1.96%		1.91%		1.89%		1.90%
Net Investment Income (Loss)	(0.21)%		(0.72)%		(0.66)%		(0.73)%		(0.63)%
Portfolio Turnover Rate	180%		138%		118%		124%		264%

INSTITUTIONAL I SHARES	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$18.66		$18.76		$16.94		$14.26		$14.03
Income (Loss) From Operations:
Net Investment Income	0.10	(c)	0.04	(c)	0.03	(c)	0.02		0.05
Net Realized and Unrealized Gain (Loss)	(6.39)		(0.13)		1.79		2.70		0.18

Total Income (Loss) From Operations	(6.29)		(0.09)		1.82		2.72		0.23

Less Distributions From:
Net Investment Income	(0.04)		—		—		(0.04)		—
Net Realized Gains	—		(0.01)		—		—		—

Total Distributions	(0.04)		(0.01)		—		(0.04)		—

Net Asset Value, End of Period	$12.33		$18.66		$18.76		$16.94		$14.26

Total Return(a)	(33.70)%		(0.50)%		10.74%		19.12%		1.64%
Net Assets, End of Period (millions)	$5,171		$10,164		$19,577		$32,773		$51,880
Ratios to Average Net Assets
Gross Expense	2.14%		1.64%		1.45%		1.32%		1.32%
Net Expenses(b)	1.00%		1.05%		1.04%		1.03%		1.04%
Net Investment Income	0.69%		0.19%		0.21%		0.12%		0.24%
Portfolio Turnover Rate	180%		138%		118%		124%		264%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

172	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MID CAP GROWTH FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.43	$15.05	$16.29	$14.06	$13.49
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.01)	(0.09)	(0.07)	(0.06)	(0.12)
Net Realized and Unrealized Gain (Loss)	(4.74)	0.74	0.99	4.13	0.92

Total Income (Loss) From Operations	(4.75)	0.65	0.92	4.07	0.80

Less Distributions From:
Net Investment Income	—	(2.27)	—	—	—
Net Realized Gains	(0.31)	—	(2.16)	(1.84)	(0.23)

Total Distributions	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Net Asset Value, End of Period	$ 8.37	$13.43	$15.05	$16.29	$14.06

Total Return(a)	(34.75)%	4.48%	6.64%	30.27%	5.83%
Net Assets, End of Period (millions)	$19,638	$6,314	$6,930	$7,734	$6,317
Ratios to Average Net Assets
Gross Expense	1.59%	1.66%	1.64%	1.61%	1.63%
Net Expenses(b)	1.08%	1.25%	1.29%	1.29%	1.29%
Net Investment Income (Loss)	(0.10)%	(0.60)%	(0.51)%	(0.41)%	(0.86)%
Portfolio Turnover Rate	90%	58%	75%	79%	52%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.90	$14.65	$16.02	$13.96	$13.50
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.06)	(0.19)	(0.18)	(0.18)	(0.23)
Net Realized and Unrealized Gain (Loss)	(4.57)	0.71	0.97	4.08	0.92

Total Income (Loss) From Operations	(4.63)	0.52	0.79	3.90	0.69

Less Distributions From:
Net Investment Income	—	(2.27)	—	—	—
Net Realized Gains	(0.31)	—	(2.16)	(1.84)	(0.23)

Total Distributions	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Net Asset Value, End of Period	$ 7.96	$12.90	$14.65	$16.02	$13.96

Total Return(a)	(35.26)%	3.67%	5.91%	29.23%	5.01%
Net Assets, End of Period (millions)	$1,321	$528	$646	$647	$312
Ratios to Average Net Assets
Gross Expense	2.11%	2.05%	2.13%	2.12%	2.13%
Net Expenses(b)	1.83%	1.90%	2.04%	2.05%	2.05%
Net Investment Income (Loss)	(0.80)%	(1.35)%	(1.26)%	(1.14)%	(1.62)%
Portfolio Turnover Rate	90%	58%	75%	79%	52%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.66	$15.25	$16.45	$14.17	$13.57
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	0.02	(0.07)	(0.05)	(0.04)	(0.10)
Net Realized and Unrealized Gain (Loss)	(4.83)	0.75	1.01	4.16	0.93

Total Income (Loss) From Operations	(4.81)	0.68	0.96	4.12	0.83

Less Distributions From:
Net Investment Income	—	(2.27)	—	—	—
Net Realized Gains	(0.31)	—	(2.16)	(1.84)	(0.23)

Total Distributions	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Net Asset Value, End of Period	$ 8.54	$13.66	$15.25	$16.45	$14.17

Total Return(a)	(34.60)%	4.63%	6.83%	30.39%	6.02%
Net Assets, End of Period (millions)	$95,447	$68,897	$53,180	$81,759	$75,904
Ratios to Average Net Assets
Gross Expense	1.39%	1.41%	1.39%	1.36%	1.38%
Net Expenses(b)	0.94%	1.11%	1.14%	1.13%	1.13%
Net Investment Income (Loss)	0.18%	(0.49)%	(0.35)%	(0.25)%	(0.70)%
Portfolio Turnover Rate	90%	58%	75%	79%	52%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	173

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SMALL CAP GROWTH FUND

CLASS A SHARES	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$15.53		$19.40		$21.07		$14.53	$17.53
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.06	)(c)	(0.17	)(c)	(0.13	)(c)	(0.05)	(0.04)
Net Realized and Unrealized Gain (Loss)	(5.48)		(0.65)		1.59		6.64	(1.12)

Total Income (Loss) From Operations	(5.54)		(0.82)		1.46		6.59	(1.16)

Less Distributions From:
Net Investment Income	—		—		—		—	—
Net Realized Gains	—		(3.05)		(3.13)		(0.05)	(1.84)

Total Distributions	—		(3.05)		(3.13)		(0.05)	(1.84)

Net Asset Value, End of Period	$ 9.99		$15.53		$19.40		$21.07	$14.53

Total Return(a)	(35.67)%		(5.26)%		8.08%		45.47%	(7.72)%
Net Assets, End of Period (millions)	$29,935		$47,294		$55,406		$59,464	$50,027
Ratios to Average Net Assets
Gross Expense	1.66%		1.62%		1.61%		1.68%	1.64%
Net Expenses(b)	1.26%		1.31%		1.31%		1.31%	1.33%
Net Investment Income (Loss)	(0.49)%		(0.93)%		(0.68)%		(0.60)%	(0.63)%
Portfolio Turnover Rate	865%		600%		452%		534%	443%

CLASS B SHARES	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$14.47		$18.31		$20.20		$14.04	$17.11
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.13	)(c)	(0.29	)(c)	(0.26	)(c)	(0.22)	(0.11)
Net Realized and Unrealized Gain (Loss)	(5.11)		(0.60)		1.50		6.43	(1.12)

Total Income (Loss) From Operations	(5.24)		(0.89)		1.24		6.21	(1.23)

Less Distributions From:
Net Investment Income	—		—		—		—	—
Net Realized Gains	—		(2.95)		(3.13)		(0.05)	(1.84)

Total Distributions	—		(2.95)		(3.13)		(0.05)	(1.84)

Net Asset Value, End of Period	$ 9.23		$14.47		$18.31		$20.20	$14.04

Total Return(a)	(36.21)%		(5.96)%		7.27%		44.35%	(8.35)%
Net Assets, End of Period (millions)	$1,808		$2,119		$2,747		$2,940	$2,574
Ratios to Average Net Assets
Gross Expense	2.20%		2.11%		2.11%		2.19%	2.14%
Net Expenses(b)	2.06%		2.06%		2.05%		2.05%	2.06%
Net Investment Income (Loss)	(1.27)%		(1.68)%		(1.43)%		(1.34)%	(1.38)%
Portfolio Turnover Rate	865%		600%		452%		534%	443%

CLASS C SHARES	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$14.93		$18.75		$20.47		$14.12	$17.15
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.05	)(c)	(0.15	)(c)	(0.13	)(c)	(0.04)	(0.17)
Net Realized and Unrealized Gain (Loss)	(5.27)		(0.63)		1.54		6.44	(1.02)

Total Income (Loss) From Operations	(5.32)		(0.78)		1.41		6.40	(1.19)

Less Distributions From:
Net Investment Income	—		—		—		—	—
Net Realized Gains	—		(3.04)		(3.13)		(0.05)	(1.84)

Total Distributions	—		(3.04)		(3.13)		(0.05)	(1.84)

Net Asset Value, End of Period	$ 9.61		$14.93		$18.75		$20.47	$14.12

Total Return(a)	(35.63)%		(5.23)%		8.06%		45.44%	(8.06)%
Net Assets, End of Period (millions)	$210		$299		$287		$386	$344
Ratios to Average Net Assets
Gross Expense	2.62%		1.47%		1.39%		1.42%	1.92%
Net Expenses(b)	1.22%		1.28%		1.31%		1.28%	1.84%
Net Investment Income (Loss)	(0.42)%		(0.89)%		(0.68)%		(0.56)%	(1.12)%
Portfolio Turnover Rate	865%		600%		452%		534%	443%

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

174	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SMALL CAP GROWTH FUND – (continued)

INSTITUTIONAL I SHARES	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$15.94		$19.83		$21.44		$14.77	$17.76
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.05	)(c)	(0.15	)(c)	(0.11	)(c)	0.01	0.03
Net Realized and Unrealized Gain (Loss)	(5.63)		(0.67)		1.63		6.71	(1.18)

Total Income (Loss) From Operations	(5.68)		(0.82)		1.52		6.72	(1.15)

Less Distributions From:
Net Investment Income	—		—		—		—	—
Net Realized Gains	—		(3.07)		(3.13)		(0.05)	(1.84)

Total Distributions	—		(3.07)		(3.13)		(0.05)	(1.84)

Net Asset Value, End of Period	$10.26		$15.94		$19.83		$21.44	$14.77

Total Return(a)	(35.63)%		(5.16)%		8.22%		45.61%	(7.56)%
Net Assets, End of Period (millions)	$93,014		$141,074		$126,882		$115,762	$77,827
Ratios to Average Net Assets
Gross Expense	1.43%		1.38%		1.38%		1.45%	1.41%
Net Expenses(b)	1.18%		1.19%		1.18%		1.17%	1.19%
Net Investment Income (Loss)	(0.40)%		(0.81)%		(0.56)%		(0.46)%	(0.50)%
Portfolio Turnover Rate	865%		600%		452%		534%	443%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	175

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INTERNATIONAL EQUITY FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.18	$13.75	$12.26	$10.88	$ 9.75
Income (Loss) From Operations:
Net Investment Income(c)	0.18	0.17	0.16	0.11	0.09
Net Realized and Unrealized Gain (Loss)	(5.67)	(0.44)	2.08	2.83	1.12

Total Income (Loss) From Operations	(5.49)	(0.27)	2.24	2.94	1.21

Less Distributions From:
Net Investment Income	(0.15)	(0.13)	(0.12)	(0.18)	(0.08)
Net Realized Gains	(0.30)	(1.17)	(0.63)	(1.38)	—

Total Distributions	(0.45)	(1.30)	(0.75)	(1.56)	(0.08)

Net Asset Value, End of Period	$ 6.24	$12.18	$13.75	$12.26	$10.88

Total Return(a)	(44.87)%	(2.39)%	18.89%	29.77%	12.42%
Net Assets, End of Period (millions)	$5,691	$11,709	$13,245	$11,887	$9,951
Ratios to Average Net Assets
Gross Expense	1.69%	1.69%	1.85%	1.79%	1.91%
Net Expenses(b)	1.37%	1.43%	1.54%	1.48%	1.60%
Net Investment Income	2.21%	1.25%	1.30%	0.97%	0.89%
Portfolio Turnover Rate	105%	58%	39%	136%	59%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.72	$13.37	$11.96	$10.67	$ 9.60
Income (Loss) From Operations:
Net Investment Income(c)	0.12	0.06	0.06	0.01	0.03
Net Realized and Unrealized Gain (Loss)	(5.45)	(0.41)	2.02	2.78	1.09

Total Income (Loss) From Operations	(5.33)	(0.35)	2.08	2.79	1.12

Less Distributions From:
Net Investment Income	(0.10)	(0.13)	(0.04)	(0.12)	(0.05)
Net Realized Gains	(0.30)	(1.17)	(0.63)	(1.38)	—

Total Distributions	(0.40)	(1.30)	(0.67)	(1.50)	(0.05)

Net Asset Value, End of Period	$ 5.99	$11.72	$13.37	$11.96	$10.67

Total Return(a)	(45.30)%	(3.15)%	18.01%	28.84%	11.68%
Net Assets, End of Period (millions)	$441	$1,095	$1,040	$827	$386
Ratios to Average Net Assets
Gross Expense	2.19%	2.22%	2.38%	2.35%	2.41%
Net Expenses(b)	2.18%	2.21%	2.29%	2.25%	2.31%
Net Investment Income	1.43%	0.48%	0.53%	0.12%	0.33%
Portfolio Turnover Rate	105%	58%	39%	136%	59%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.09	$13.64	$12.17	$10.81	$ 9.70
Income (Loss) From Operations:
Net Investment Income(c)	0.18	0.18	0.17	0.11	0.12
Net Realized and Unrealized Gain (Loss)	(5.62)	(0.42)	2.06	2.81	1.10

Total Income (Loss) From Operations	(5.44)	(0.24)	2.23	2.92	1.22

Less Distributions From:
Net Investment Income	(0.16)	(0.14)	(0.13)	(0.18)	(0.11)
Net Realized Gains	(0.30)	(1.17)	(0.63)	(1.38)	—

Total Distributions	(0.46)	(1.31)	(0.76)	(1.56)	(0.11)

Net Asset Value, End of Period	$ 6.19	$12.09	$13.64	$12.17	$10.81

Total Return(a)	(44.84)%	(2.25)%	18.93%	29.84%	12.57%
Net Assets, End of Period (millions)	$153,106	$273,900	$244,088	$152,530	$124,915
Ratios to Average Net Assets
Gross Expense	1.46%	1.45%	1.62%	1.59%	1.66%
Net Expenses(b)	1.30%	1.31%	1.46%	1.44%	1.50%
Net Investment Income	2.27%	1.42%	1.33%	0.98%	1.11%
Portfolio Turnover Rate	105%	58%	39%	136%	59%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2009

176	NOTES TO FINANCIAL STATEMENTS

MTB Group of Funds

April 30, 2009

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of

27 portfolios, 19 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 8 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Objectives
MTB Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)(d)	To seek current income, with preservation of capital as a secondary objective.

MTB Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”)(d)	To provide current income.

MTB U.S. Government Bond Fund (“U.S. Government Bond Fund”)(d)	To provide current income. Capital appreciation is a secondary, non-fundamental investment consideration.

MTB New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	To provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of New York and
New York municipalities and as is consistent with the preservation of capital.

MTB Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)(n)	To provide current income exempt from federal regular income tax and Pennsylvania personal income taxes.

MTB Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)(n)	To provide current income exempt from federal regular income tax and Maryland state and local income taxes.

MTB Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”)(n)*	To provide current income exempt from federal regular income tax and Virginia state and local income taxes.

MTB Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	To provide current income.

MTB Income Fund (“Income Fund”)(d)	Primarily current income and secondarily capital growth.

MTB Managed Allocation Fund – Conservative Growth (“Conservative Growth Fund”)(d)**	To provide capital appreciation and income.

MTB Managed Allocation Fund – Moderate Growth (“Moderate Growth Fund”)(d)**	To provide capital appreciation, and secondarily, income.

MTB Managed Allocation Fund – Aggressive Growth (“Aggressive Growth Fund”)(d)**	To provide capital appreciation.

MTB Balanced Fund (“Balanced Fund”)(d)	To provide total return. The Fund’s total return includes current income and capital appreciation from fixed income securities and equity securities.

MTB Large Cap Value Fund (“Large Cap Value Fund”)(d)	To provide capital appreciation. Current income is a secondary, non-fundamental investment consideration.

MTB Large Cap Growth Fund (“Large Cap Growth Fund”)(d)	To provide capital appreciation.

MTB Multi Cap Growth Fund (“Multi Cap Growth Fund”)(d)	To provide long-term capital appreciation.

MTB Mid Cap Growth Fund (“Mid Cap Growth Fund”)(d)	To provide long-term capital appreciation.

MTB Small Cap Growth Fund (“Small Cap Growth Fund”)(d)	To provide long-term capital appreciation.

MTB International Equity Fund (“International Equity Fund”)(d)	To provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

(d)	Diversified

(n)	Non-diversified

*	The Virginia Municipal Bond Fund is the successor and accounting survivor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The FBR Virginia Tax-Free Portfolio’s fiscal year-end was October 31.

**	The Fund invests solely in the shares of other funds within the Trust and as a result, indirectly bear the operating expenses of such funds.

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	177

The Trust offers 8 classes of shares: Class A Shares, Class A2 Shares (formerly Institutional Shares), Class B Shares, Class C Shares, Class S Shares, Corporate Shares, Institutional I Shares and Institutional II Shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

As of the close of business on December 31, 2008, the Funds’ Class B Shares are no longer available for purchase by new or existing shareholders. Shareholders of Class B Shares of the Funds on that date may retain their current Class B Shares, but will not be able to purchase additional Class B Shares except through the reinvestment of dividends and distributions. Shareholders may still redeem their Class B Shares at any time, subject to any applicable deferred sales charges. Shareholders will also retain the ability to exchange their Class B Shares for Class B Shares of other funds in the Trust. Additionally, Rule 12b-1 fees will continue to be assessed and collected on the Class B Shares of the Funds.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the U.S. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Investment Valuations – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	investments in other open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS 157”), effective at the beginning of the Funds’ current fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s net assets as of April 30, 2009 is included with each Fund’s Portfolio of Investments.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

178	NOTES TO FINANCIAL STATEMENTS

Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the counterparty to the repurchase agreement. Other repurchase agreements are treated as obligations of the counterparty secured by the underlying securities. Nevertheless, the insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Inflation/deflation adjustments on Treasury Inflation-Protected Securities are included in interest income.

Non-cash dividends included in dividend income, if any, are recorded at fair value. All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distribution of net investment income are declared and paid as follows:

Fund	Dividends Declared	Dividends Paid
MTB Short Duration Government Bond Fund	Daily	Monthly
MTB Short-Term Corporate Bond Fund	Daily	Monthly
MTB U.S. Government Bond Fund	Daily	Monthly
MTB New York Municipal Bond Fund	Daily	Monthly
MTB Pennsylvania Municipal Bond Fund	Daily	Monthly
MTB Maryland Municipal Bond Fund	Daily	Monthly
MTB Virginia Municipal Bond Fund	Daily	Monthly
MTB Intermediate-Term Bond Fund	Daily	Monthly
MTB Income Fund	Daily	Monthly
MTB Conservative Growth Fund	Quarterly	Quarterly
MTB Moderate Growth Fund	Annually	Annually
MTB Aggressive Growth Fund	Annually	Annually
MTB Balanced Fund	Quarterly	Quarterly
MTB Large Cap Value Fund	Quarterly	Quarterly
MTB Large Cap Growth Fund	Annually	Annually
MTB Multi Cap Growth Fund	Annually	Annually
MTB Mid Cap Growth Fund	Annually	Annually
MTB Small Cap Growth Fund	Annually	Annually
MTB International Equity Fund	Annually	Annually

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in “To Be Announced Securities” (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified criteria. For example, in a TBA mortgage transaction, the Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Foreign Exchange Contracts – The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign Currency Translation – The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such

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April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	179

transactions are recorded. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Futures Contracts – The International Equity Fund may periodically purchase stock index futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There were no futures outstanding as of April 30, 2009.

3.	SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	MTB Short Duration Government Bond Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	289,366	$2,830,866	15,283	$147,986
Shares issued to shareholders in payment of distributions declared	12,245	119,925	11,020	106,753
Shares redeemed	(82,653)	(810,880)	(74,935)	(723,479)

Net change resulting from Class A Shares transactions	218,958	$2,139,911	(48,632)	$(468,740)

Class B Shares
Shares sold	24,444	$238,460	650	$6,364
Shares issued to shareholders in payment of distributions declared	339	3,329	144	1,393
Shares redeemed	(7,695)	(75,425)	(1,091)	(10,600)

Net change resulting from Class B Shares transactions	17,088	$166,364	(297)	$(2,843)

Institutional I Shares
Shares sold	2,810,863	$27,486,756	4,667,646	$45,136,085
Shares issued to shareholders in payment of distributions declared	285,164	2,787,250	365,098	3,536,775
Shares redeemed	(12,915,373)	(126,817,794)	(7,504,221)	(72,808,414)

Net change resulting from Institutional I Shares transactions	(9,819,346)	$(96,543,788)	(2,471,477)	$(24,135,554)

Net change resulting from share transactions	(9,583,300)	$(94,237,513)	(2,520,406)	$(24,607,137)

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ANNUAL REPORT  /  April 30, 2009

180	NOTES TO FINANCIAL STATEMENTS

	MTB Short-Term Corporate Bond Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	48,338	$474,882	244	$2,398
Shares issued to shareholders in payment of distributions declared	258	2,523	318	3,131
Shares redeemed	(9,237)	(90,705)	(2,647)	(26,147)

Net change resulting from Class A Shares transactions	39,359	$386,700	(2,085)	$(20,618)

Class B Shares
Shares sold	11,691	$114,520	5,023	$49,443
Shares issued to shareholders in payment of distributions declared	224	2,192	161	1,583
Shares redeemed	(3,598)	(35,402)	(1,735)	(17,156)

Net change resulting from Class B Shares transactions	8,317	$81,310	3,449	$33,870

Institutional I Shares
Shares sold	2,667,954	$26,220,536	846,170	$8,327,510
Shares issued to shareholders in payment of distributions declared	58,184	569,188	74,481	733,172
Shares redeemed	(2,004,041)	(19,549,333)	(1,390,051)	(13,687,244)

Net change resulting from Institutional I Shares transactions	722,097	$7,240,391	(469,400)	$(4,626,562)

Net change resulting from share transactions	769,773	$7,708,401	(468,036)	$(4,613,310)

	MTB U.S. Government Bond Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	196,589	$1,862,621	2,412,921	$22,349,948
Shares issued to shareholders in payment of distributions declared	35,868	337,939	178,801	1,668,223
Shares redeemed	(3,463,424)	(32,539,814)	(4,215,184)	(39,469,100)

Net change resulting from Class A Shares transactions	(3,230,967)	$(30,339,254)	(1,623,462)	$(15,450,929)

Class B Shares
Shares sold	23,184	$219,953	11,480	$109,089
Shares issued to shareholders in payment of distributions declared	621	5,857	377	3,541
Shares redeemed	(28,432)	(268,007)	(3,005)	(27,859)

Net change resulting from Class B Shares transactions	(4,627)	$(42,197)	8,852	$84,771

Institutional I Shares
Shares sold	4,932,035	$46,438,786	1,278,570	$11,967,578
Shares issued to shareholders in payment of distributions declared	243,909	2,299,351	173,186	1,617,544
Shares redeemed	(6,481,914)	(61,633,861)	(5,352,840)	(50,203,680)

Net change resulting from Institutional I Shares transactions	(1,305,970)	$(12,895,724)	(3,901,084)	$(36,618,558)

Net change resulting from share transactions	(4,541,564)	$(43,277,175)	(5,515,694)	$(51,984,716)

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April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	181

	MTB New York Municipal Bond Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	290,420	$2,941,981	1,600,619	$16,597,493
Shares issued to shareholders in payment of distributions declared	126,364	1,254,608	173,055	1,788,147
Shares redeemed	(2,924,455)	(29,794,247)	(1,488,256)	(15,417,041)

Net change resulting from Class A Shares transactions	(2,507,671)	$(25,597,658)	285,418	$2,968,599

Class B Shares
Shares sold	7,093	$68,771	9,807	$102,342
Shares issued to shareholders in payment of distributions declared	2,709	26,749	2,128	21,989
Shares redeemed	(12,378)	(120,178)	(38,083)	(395,804)

Net change resulting from Class B Shares transactions	(2,576)	$(24,658)	(26,148)	$(271,473)

Institutional I Shares
Shares sold	3,500,600	$35,458,192	677,118	$7,017,831
Shares issued to shareholders in payment of distributions declared	88,412	869,309	12,416	128,266
Shares redeemed	(1,978,567)	(19,318,284)	(729,719)	(7,569,887)

Net change resulting from Institutional I Shares transactions	1,610,445	$17,009,217	(40,185)	$(423,790)

Net change resulting from share transactions	(899,802)	$(8,613,099)	219,085	$2,273,336

	MTB Pennsylvania Municipal Bond Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	20,612	$201,365	41,009	$409,988
Shares issued to shareholders in payment of distributions declared	14,389	140,305	12,039	120,469
Shares redeemed	(89,357)	(861,716)	(55,169)	(553,272)

Net change resulting from Class A Shares transactions	(54,356)	$(520,046)	(2,121)	$(22,815)

Class B Shares
Shares sold	1,174	$11,450	2,590	$26,000
Shares issued to shareholders in payment of distributions declared	1,494	14,561	1,319	13,193
Shares redeemed	(11,987)	(115,405)	(5,489)	(54,655)

Net change resulting from Class B Shares transactions	(9,319)	$(89,394)	(1,580)	$(15,462)

Institutional I Shares
Shares sold	1,177,255	$11,476,229	889,223	$8,918,130
Shares issued to shareholders in payment of distributions declared	67,830	659,879	53,322	533,656
Shares redeemed	(2,258,881)	(21,853,902)	(2,431,990)	(24,391,905)

Net change resulting from Institutional I Shares transactions	(1,013,796)	$(9,717,794)	(1,489,445)	$(14,940,119)

Net change resulting from share transactions	(1,077,471)	$(10,327,234)	(1,493,146)	$(14,978,396)

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

182	NOTES TO FINANCIAL STATEMENTS

	MTB Maryland Municipal Bond Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	83,421	$798,919	187,453	$1,870,149
Shares issued to shareholders in payment of distributions declared	136,233	1,288,756	116,396	1,152,505
Shares redeemed	(413,051)	(3,938,570)	(760,087)	(7,562,384)

Net change resulting from Class A Shares transactions	(193,397)	$(1,850,895)	(456,238)	$(4,539,730)

Class B Shares
Shares sold	—	$—	6,878	$68,568
Shares issued to shareholders in payment of distributions declared	2,625	24,857	2,236	22,197
Shares redeemed	(40,976)	(386,796)	(24,579)	(244,809)

Net change resulting from Class B Shares transactions	(38,351)	$(361,939)	(15,465)	$(154,044)

Institutional I Shares
Shares sold	801,640	$7,623,512	1,001,032	$9,931,711
Shares issued to shareholders in payment of distributions declared	42,336	397,241	43,103	428,042
Shares redeemed	(1,324,495)	(12,405,357)	(1,902,538)	(18,879,159)

Net change resulting from Institutional I Shares transactions	(480,519)	$(4,384,604)	(858,403)	$(8,519,406)

Net change resulting from share transactions	(712,267)	$(6,597,438)	(1,330,106)	$(13,213,180)

	MTB Virginia Municipal Bond Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	406,412	$4,216,517	141,143	$1,518,626
Shares issued to shareholders in payment of distributions declared	42,827	448,737	55,452	597,195
Shares redeemed	(120,159)	(1,264,451)	(306,871)	(3,290,712)

Net change resulting from Class A Shares transactions	329,080	$3,400,803	(110,276)	$(1,174,891)

	MTB Intermediate-Term Bond Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	146,913	$1,449,574	14,480	$144,048
Shares issued to shareholders in payment of distributions declared	5,093	50,168	3,864	38,000
Shares redeemed	(38,967)	(382,782)	(16,772)	(166,464)

Net change resulting from Class A Shares transactions	113,039	$1,116,960	1,572	$15,584

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April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	183

	MTB Intermediate-Term Bond Fund (continued)
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class B Shares
Shares sold	24,769	$243,509	5,781	$57,939
Shares issued to shareholders in payment of distributions declared	425	4,186	172	1,702
Shares redeemed	(16,198)	(159,730)	(105)	(1,038)

Net change resulting from Class B Shares transactions	8,996	$87,965	5,848	$58,603

Institutional I Shares
Shares sold	1,109,525	$10,961,137	3,432,222	$33,752,381
Shares issued to shareholders in payment of distributions declared	220,954	2,175,515	192,279	1,893,310
Shares redeemed	(6,485,350)	(63,791,667)	(5,671,746)	(55,979,365)

Net change resulting from Institutional I Shares transactions	(5,154,871)	$(50,655,015)	(2,047,245)	$(20,333,674)

Net change resulting from share transactions	(5,032,836)	$(49,450,090)	(2,039,825)	$(20,259,487)

	MTB Income Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	108,128	$995,270	37,658	$367,957
Shares issued to shareholders in payment of distributions declared	23,564	221,381	18,323	179,055
Shares redeemed	(87,016)	(814,429)	(134,497)	(1,310,462)

Net change resulting from Class A Shares transactions	44,676	$402,222	(78,516)	$(763,450)

Class B Shares
Shares sold	20,004	$183,900	3,725	$35,436
Shares issued to shareholders in payment of distributions declared	3,222	29,895	2,918	28,114
Shares redeemed	(22,046)	(203,260)	(28,312)	(271,655)

Net change resulting from Class B Shares transactions	1,180	$10,535	(21,669)	$(208,105)

Institutional I Shares
Shares sold	10,407,992	$95,074,543	2,581,935	$24,744,711
Shares issued to shareholders in payment of distributions declared	220,023	2,035,439	169,179	1,630,657
Shares redeemed	(2,637,521)	(24,369,508)	(5,162,752)	(49,776,137)

Net change resulting from Institutional I Shares transactions	7,990,494	$72,740,474	(2,411,638)	$(23,400,769)

Net change resulting from share transactions	8,036,350	$73,153,231	(2,511,823)	$(24,372,324)

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

184	NOTES TO FINANCIAL STATEMENTS

	MTB Conservative Growth Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	106,029	$849,452	91,604	$907,953
Shares issued to shareholders in payment of distributions declared	45,944	343,548	36,150	359,588
Shares redeemed	(255,472)	(2,081,814)	(325,726)	(3,232,390)

Net change resulting from Class A Shares transactions	(103,499)	$(888,814)	(197,972)	$(1,964,849)

Class B Shares
Shares sold	21,675	$180,743	22,233	$216,259
Shares issued to shareholders in payment of distributions declared	14,691	108,185	10,517	104,321
Shares redeemed	(114,110)	(923,327)	(46,435)	(458,233)

Net change resulting from Class B Shares transactions	(77,744)	$(634,399)	(13,685)	$(137,653)

Net change resulting from share transactions	(181,243)	$(1,523,213)	(211,657)	$(2,102,502)

	MTB Moderate Growth Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	267,902	$2,053,949	408,430	$4,276,971
Shares issued to shareholders in payment of distributions declared	320,726	2,049,281	177,624	1,855,309
Shares redeemed	(994,407)	(7,620,487)	(858,389)	(9,076,349)

Net change resulting from Class A Shares transactions	(405,779)	$(3,517,257)	(272,335)	$(2,944,069)

Class B Shares
Shares sold	50,256	$432,740	119,667	$1,224,969
Shares issued to shareholders in payment of distributions declared	174,515	1,079,143	106,403	1,086,353
Shares redeemed	(501,452)	(3,819,372)	(301,910)	(3,089,365)

Net change resulting from Class B Shares transactions	(276,681)	$(2,307,489)	(75,840)	$(778,043)

Net change resulting from share transactions	(682,460)	$(5,824,746)	(348,175)	$(3,722,112)

	MTB Aggressive Growth Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	199,752	$1,252,036	177,193	$1,860,019
Shares issued to shareholders in payment of distributions declared	276,999	1,382,443	99,248	1,059,902
Shares redeemed	(495,738)	(3,438,741)	(305,281)	(3,221,774)

Net change resulting from Class A Shares transactions	(18,987)	$(804,262)	(28,840)	$(301,853)

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	185

	MTB Aggressive Growth Fund (continued)
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class B Shares
Shares sold	45,068	$304,872	55,346	$559,638
Shares issued to shareholders in payment of distributions declared	138,347	661,538	49,704	511,855
Shares redeemed	(200,158)	(1,232,345)	(119,685)	(1,219,700)

Net change resulting from Class B Shares transactions	(16,743)	$(265,935)	(14,635)	$(148,207)

Net change resulting from share transactions	(35,730)	$(1,070,197)	(43,475)	$(450,060)

	MTB Balanced Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	59,605	$673,121	91,452	$1,366,671
Shares issued to shareholders in payment of distributions declared	37,419	448,709	35,443	524,074
Shares redeemed	(328,297)	(3,917,974)	(266,370)	(3,950,746)

Net change resulting from Class A Shares transactions	(231,273)	$(2,796,144)	(139,475)	$(2,060,001)

Class B Shares
Shares sold	2,721	$34,586	18,564	$268,838
Shares issued to shareholders in payment of distributions declared	4,372	50,130	4,032	60,561
Shares redeemed	(67,358)	(794,305)	(118,408)	(1,772,004)

Net change resulting from Class B Shares transactions	(60,265)	$(709,589)	(95,812)	$(1,442,605)

Institutional I Shares
Shares sold	13,072	$148,590	49,341	$732,503
Shares issued to shareholders in payment of distributions declared	5,982	71,829	7,184	107,141
Shares redeemed	(40,436)	(453,790)	(217,804)	(3,243,091)

Net change resulting from Institutional I Shares transactions	(21,382)	$(233,371)	(161,279)	$(2,403,447)

Net change resulting from share transactions	(312,920)	$(3,739,104)	(396,566)	$(5,906,053)

	MTB Large Cap Value Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	145,327	$1,522,899	1,167,383	$14,690,018
Proceeds from shares issued in connection with the tax-free transfer of assets from Equity Income Fund	227,044	1,505,303	—	—
Shares issued to shareholders in payment of distributions declared	10,777	85,996	230,688	2,795,205
Shares redeemed	(3,202,179)	(36,175,529)	(773,525)	(9,632,714)

Net change resulting from Class A Shares transactions	(2,819,031)	$(33,061,331)	624,546	$7,852,509

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

186	NOTES TO FINANCIAL STATEMENTS

	MTB Large Cap Value Fund (continued)
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class B Shares
Shares sold	5,627	$44,049	14,389	$184,111
Proceeds from shares issued in connection with the tax-free transfer of assets from Equity Income Fund	28,978	190,098	—	—
Shares issued to shareholders in payment of distributions declared	801	5,270	6,520	77,452
Shares redeemed	(24,944)	(193,663)	(17,751)	(215,449)

Net change resulting from Class B Shares transactions	10,462	$45,754	3,158	$46,114

Institutional I Shares
Shares sold	7,173,708	$66,207,970	1,739,989	$21,269,280
Proceeds from shares issued in connection with the tax-free transfer of assets from Equity Income Fund	1,571,174	10,448,309	—	—
Shares issued to shareholders in payment of distributions declared	186,434	1,444,588	542,695	6,568,811
Shares redeemed	(3,011,052)	(22,996,041)	(1,545,183)	(19,697,059)

Net change resulting from Institutional I Shares transactions	5,920,264	$55,104,826	737,501	$8,141,032

Net change resulting from share transactions	3,111,695	$22,089,249	1,365,205	$16,039,655

	MTB Large Cap Growth Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	28,105	$173,643	27,131	$247,821
Proceeds from shares issued in connection with the tax-free transfer of assets from Large Cap Stock Fund	2,549,026	13,739,251	—	—
Shares issued to shareholders in payment of distributions declared	401	2,162	6,379	58,707
Shares redeemed	(80,555)	(509,874)	(35,034)	(312,696)

Net change resulting from Class A Shares transactions	2,496,977	$13,405,182	(1,524)	$(6,168)

Class B Shares
Shares sold	9,956	$61,328	6,981	$61,743
Proceeds from shares issued in connection with the tax-free transfer of assets from Large Cap Stock Fund	384,932	1,932,356	—	—
Shares issued to shareholders in payment of distributions declared	—	—	3,781	32,642
Shares redeemed	(48,055)	(266,674)	(33,161)	(281,225)

Net change resulting from Class B Shares transactions	346,833	$1,727,010	(22,399)	$(186,840)

Institutional I Shares
Shares sold	1,819,459	$10,794,104	3,836,007	$35,931,623
Proceeds from shares issued in connection with the tax-free transfer of assets from Large Cap Stock Fund	9,952,985	53,646,593	—	—
Shares issued to shareholders in payment of distributions declared	21,431	115,301	208,949	1,920,891
Shares redeemed	(3,820,007)	(22,725,952)	(1,354,203)	(12,468,225)

Net change resulting from Institutional I Shares transactions	7,973,868	$41,830,046	2,690,753	$25,384,289

Net change resulting from share transactions	10,817,678	$56,962,238	2,666,830	$25,191,281

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	187

	MTB Multi Cap Growth Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	62,031	$746,945	64,837	$1,235,957
Shares issued to shareholders in payment of distributions declared	1,732	18,848	278	5,370
Shares redeemed	(140,279)	(2,008,887)	(213,787)	(4,008,007)

Net change resulting from Class A Shares transactions	(76,516)	$(1,243,094)	(148,672)	$(2,766,680)

Class B Shares
Shares sold	1,556	$20,153	2,992	$51,497
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(36,966)	(435,189)	(84,502)	(1,515,355)

Net change resulting from Class B Shares transactions	(35,410)	$(415,036)	(81,510)	$(1,463,858)

Institutional I Shares
Shares sold	61,751	$862,245	45,891	$866,342
Shares issued to shareholders in payment of distributions declared	1,146	12,678	127	2,489
Shares redeemed	(188,040)	(2,584,934)	(545,000)	(10,533,103)

Net change resulting from Institutional I Shares transactions	(125,143)	$(1,710,011)	(498,982)	$(9,664,272)

Net change resulting from share transactions	(237,069)	$(3,368,141)	(729,164)	$(13,894,810)

	MTB Mid Cap Growth Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	34,868	$312,294	45,352	$636,565
Proceeds from shares issued in connection with the tax-free transfer of assets from Mid Cap Stock Fund	1,959,515	14,755,148	—	—
Shares issued to shareholders in payment of distributions declared	19,351	129,651	73,217	974,514
Shares redeemed	(138,151)	(1,323,162)	(108,940)	(1,515,938)

Net change resulting from Class A Shares transactions	1,875,583	$13,873,931	9,629	$95,141

Class B Shares
Shares sold	5,480	$46,319	4,238	$53,029
Proceeds from shares issued in connection with the tax-free transfer of assets from Mid Cap Stock Fund	135,520	970,322	—	—
Shares issued to shareholders in payment of distributions declared	1,871	11,979	6,424	82,355
Shares redeemed	(17,800)	(134,475)	(13,816)	(191,234)

Net change resulting from Class B Shares transactions	125,071	$894,145	(3,154)	$(55,850)

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

188	NOTES TO FINANCIAL STATEMENTS

	MTB Mid Cap Growth Fund (continued)
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Institutional I Shares
Shares sold	1,992,225	$20,238,683	1,857,325	$24,818,703
Proceeds from shares issued in connection with the tax-free transfer of assets from Mid Cap Stock Fund	5,684,035	43,653,391	—	—
Shares issued to shareholders in payment of distributions declared	244,107	1,667,258	511,150	6,915,864
Shares redeemed	(1,785,434)	(15,433,455)	(812,311)	(11,761,268)

Net change resulting from Institutional I Shares transactions	6,134,933	$50,125,877	1,556,164	$19,973,299

Net change resulting from share transactions	8,135,587	$64,893,953	1,562,639	$20,012,590

	MTB Small Cap Growth Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	152,714	$1,981,081	91,784	$1,652,281
Proceeds from shares issued in connection with the tax-free transfer of assets from Small Cap Stock Fund	237,927	2,115,173	—	—
Shares issued to shareholders in payment of distributions declared	—	—	472,580	7,868,460
Shares redeemed	(438,543)	(5,173,571)	(375,232)	(6,762,937)

Net change resulting from Class A Shares transactions	(47,902)	$(1,077,317)	189,132	$2,757,804

Class B Shares
Shares sold	3,794	$42,258	5,319	$85,749
Proceeds from shares issued in connection with the tax-free transfer of assets from Small Cap Stock Fund	69,661	572,614	—	—
Shares issued to shareholders in payment of distributions declared	—	—	25,903	403,047
Shares redeemed	(24,053)	(256,803)	(34,776)	(560,350)

Net change resulting from Class B Shares transactions	49,402	$358,069	(3,554)	$(71,554)

Class C Shares
Shares sold	10,509	$150,479	5,299	$90,530
Proceeds from shares issued in connection with the tax-free transfer of assets from Small Cap Stock Fund	—	—	—	—
Shares issued to shareholders in payment of distributions declared	—	—	2,703	43,271
Shares redeemed	(8,640)	(80,106)	(3,299)	(54,234)

Net change resulting from Class C Shares transactions	1,869	$70,373	4,703	$79,567

Institutional I Shares
Shares sold	3,567,307	$41,938,745	3,295,593	$61,636,568
Proceeds from shares issued in connection with the tax-free transfer of assets from Small Cap Stock Fund	3,343,279	30,524,142	—	—
Shares issued to shareholders in payment of distributions declared	—	—	1,089,393	18,606,835
Shares redeemed	(6,693,986)	(67,352,685)	(1,933,921)	(36,234,631)

Net change resulting from Institutional I Shares transactions	216,600	$5,110,202	2,451,065	$44,008,772

Net change resulting from share transactions	219,969	$4,461,327	2,641,346	$46,774,589

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	189

	MTB International Equity Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	22,316	$184,094	61,209	$822,884
Shares issued to shareholders in payment of distributions declared	64,839	388,924	86,961	1,126,932
Shares redeemed	(136,524)	(1,114,080)	(150,628)	(2,014,131)

Net change resulting from Class A Shares transactions	(49,369)	$(541,062)	(2,458)	$(64,315)

Class B Shares
Shares sold	4,874	$50,371	17,342	$216,936
Shares issued to shareholders in payment of distributions declared	5,030	28,773	8,008	100,226
Shares redeemed	(29,702)	(249,350)	(9,810)	(125,335)

Net change resulting from Class B Shares transactions	(19,798)	$(170,206)	15,540	$191,827

Institutional I Shares
Shares sold	5,876,133	$41,398,001	6,267,343	$78,798,987
Shares issued to shareholders in payment of distributions declared	1,590,795	9,432,654	1,274,404	16,388,844
Shares redeemed	(5,392,069)	(38,529,354)	(2,787,106)	(36,493,893)

Net change resulting from Institutional I Shares transactions	2,074,859	$12,301,301	4,754,641	$58,693,938

Net change resulting from share transactions	2,005,692	$11,590,033	4,767,723	$58,821,450

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

190	NOTES TO FINANCIAL STATEMENTS

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on foreign currency transactions, expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, REIT dividend reclasses, and discount accretion/premium amortization on debt securities.

As of April 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed in the three-year period ended April 30, 2009, 2008, and 2007, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-In Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
MTB Short-Term Corporate Bond Fund	$(185,344)	$—	$185,344
MTB New York Municipal Bond Fund	—	10,076	(10,076)
MTB Pennsylvania Municipal Bond Fund	—	(487)	487
MTB Maryland Municipal Bond Fund	—	(2,356)	2,356
MTB Virginia Municipal Bond Fund	—	(3,247)	3,247
MTB Conservative Growth Fund	—	559	(559)
MTB Moderate Growth Fund	—	2,561	(2,561)
MTB Aggressive Growth Fund	—	(2,498)	2,498
MTB Large Cap Value Fund	(667,775)	226	667,549
MTB Large Cap Growth Fund	25,148,775	—	(25,148,775)
MTB Multi Cap Growth Fund	—	(2,507)	2,507
MTB Mid Cap Growth Fund	(11,558,025)	16,768	11,541,257
MTB Small Cap Growth Fund	3,725,642	628,572	(4,354,214)
MTB International Equity Fund	(238,176)	(1,051,867)	1,290,043

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended April 30, 2009 and 2008 were as follows:

		2009			2008
Fund	Return of Capital	Ordinary Income*		Long-Term Capital Gains	Ordinary Income*		Long-Term Capital Gains
MTB Short Duration Government Bond Fund	$—	$5,050,387		$—	$7,162,553		$—
MTB Short-Term Corporate Bond Fund	—	1,705,232		—	2,354,270		—
MTB US Government Bond Fund	—	4,420,530		—	6,647,994		—
MTB New York Municipal Bond Fund	—	3,953,274	**	—	3,949,847	***	—
MTB Pennsylvania Municipal Bond Fund	—	4,470,894	**	89,578	4,726,210	***	—
MTB Maryland Municipal Bond Fund	—	5,230,818	**	200,535	5,473,052	***	234,786
MTB Virginia Municipal Bond Fund	—	649,507	**	8,091	622,732	***	151,692
MTB Intermediate-Term Bond Fund	—	6,743,289		—	8,058,587		—
MTB Income Fund	—	4,886,305		—	5,663,989		—
MTB Conservative Growth Fund	—	135,515		321,902	277,826		197,999
MTB Moderate Growth Fund	—	432,183		2,726,537	946,162		2,024,285
MTB Aggressive Growth Fund	27,820	51,940		1,970,461	315,908		1,260,475
MTB Balanced Fund	—	586,913		—	710,744		—
MTB Large Cap Value Fund	—	1,940,403		293,583	2,699,634		8,590,840
MTB Large Cap Growth Fund	—	156,114		—	271,449		1,832,759
MTB Multi Cap Growth Fund	—	35,350		—	8,834		—
MTB Mid Cap Growth Fund	—	—		1,927,001	890,761		7,826,354
MTB Small Cap Growth Fund	—	—		—	25,223,347		5,539,571
MTB International Equity Fund	—	3,973,111		7,310,059	7,615,536		17,481,932

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions

**	Included in this amount is tax exempt income of $3,942,200, $4,455,318, $5,222,818 and $649,507 for MTB New York Municipal Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Maryland Municipal Bond Fund, and MTB Virginia Municipal Bond Fund.

***	Included in this amount is tax-exempt income of $3,949,847, $4,726,210, $5,467,662, and $618,718 for MTB New York Municipal Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Maryland Municipal Bond Fund and MTB Virginia Municipal Bond Fund, respectively.

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	191

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ Over Distributed Ordinary Income		Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
MTB Short Duration Government Bond Fund	$16,577		$—	$1,797,793	$(649,177)
MTB Short-Term Corporate Bond Fund	(6,047)		—	130,683	(1,260,935)
MTB US Government Bond Fund	12,279		—	1,509,053	(3,511,342)
MTB New York Municipal Bond Fund	28,450	*	—	337,439	(4,442,443)
MTB Pennsylvania Municipal Bond Fund	27,264	*	—	1,743,192	(1,698,626)
MTB Maryland Municipal Bond Fund	12,870	*	—	(3,245,619)	(496,652)
MTB Virginia Municipal Bond Fund	2,974	*	—	442,672	(3,643)
MTB Intermediate-Term Bond Fund	19,081		—	(181,626)	(4,827,220)
MTB Income Fund	(24,849)		—	(5,960,969)	(1,542,951)
MTB Conservative Growth Fund	12,449		—	(1,956,169)	(470,472)
MTB Moderate Growth Fund	20,451		—	(9,797,616)	(6,620,591)
MTB Aggressive Growth Fund	—		—	(7,045,146)	(4,671,757)
MTB Balanced Fund	51,440		—	(2,514,931)	(42,990,303)
MTB Large Cap Value Fund	257,867		—	(34,440,243)	(26,333,726)
MTB Large Cap Growth Fund	8,712		—	3,172,843	(50,624,963)
MTB Multi Cap Growth Fund	111,267		—	(2,372,676)	(33,718,187)
MTB Mid Cap Growth Fund	114,384		—	(5,093,217)	(21,402,759)
MTB Small Cap Growth Fund	—		—	14,149,106	(112,744,550)
MTB International Equity Fund	395,303		—	(27,385,611)	(79,954,124)

*	Included in this amount is tax exempt income of $28,450, $27,264, $12,870, and $2,974 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund, and Virginia Municipal Bond Fund.

At April 30, 2009, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforwards to Expire In								Total Capital
									Loss
Fund	2010	2011	2012	2013	2014	2015	2016	2017	Carryforwards
MTB Short Duration Government Bond Fund	$—	$—	$—	$—	$519,742	$129,435	$—	$—	$649,177
MTB Short-Term Corporate Bond Fund	—	1,006,118	—	—	—	176,359	78,458	—	1,260,935
MTB US Government Bond Fund	760,310	—	595,734	640,541	385,099	1,129,658	—	—	3,511,342
MTB New York Municipal Bond Fund	—	—	—	—	24,607	187,072	426,253	440,374	1,078,306
MTB Pennsylvania Municipal Bond Fund	—	—	—	—	—	—	—	1,593,260	1,593,260
MTB Maryland Municipal Bond Fund	—	—	—	—	—	—	—	26,424	26,424
MTB Intermediate-Term Bond Fund	—	—	—	360,079	2,052,558	2,414,583	—	—	4,827,220
MTB Income Fund	—	—	—	—	—	1,462,619	38,126	10,419	1,511,164
MTB Conservative Growth Fund	—	—	—	—	—	—	—	26,521	26,521
MTB Moderate Growth Fund	—	—	—	—	—	—	—	448,015	448,015
MTB Aggressive Growth Fund	—	—	—	—	—	—	—	772,820	772,820
MTB Balanced Fund	32,428,634	7,270,639	—	—	—	—	—	1,290,351	40,989,624
MTB Large Cap Value Fund	—	—	—	—	—	—	—	21,835,848	21,835,848
MTB Large Cap Growth Fund	—	—	—	—	—	—	—	38,725,891	38,725,891
MTB Multi Cap Growth Fund	28,412,636	218,634	—	—	—	—	—	2,362,392	30,993,662
MTB Mid Cap Growth Fund	—	—	—	—	—	—	—	15,027,967	15,027,967
MTB Small Cap Growth Fund	—	—	—	—	—	—	—	71,042,763	70,942,763
MTB International Equity Fund	—	2,571,078	—	—	—	—	—	14,527,555	17,098,633

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

192	NOTES TO FINANCIAL STATEMENTS

As a result of the tax-free transfer of assets described in Note 11, and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may further be limited for up to five years from the date of the reorganization.

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2009:

Fund	Capital Loss Carryforwards Used
MTB Short Duration Government Bond Fund	$915,056
MTB Short-Term Corporate Bond Fund	142,042
MTB US Government Bond Fund	685,781
MTB Intermediate-Term Bond Fund	553,364

Additionally, capital loss carryforwards expired as follows during the year ended April 30, 2009

Fund	Capital Loss Carryforwards Expired
MTB Short-Term Corporate Bond Fund	$184,083
MTB Large Cap Value Fund	4,310,635	*
MTB Large Cap Growth Fund	325,570	*
MTB Small Cap Growth Fund	3,752,445	*
MTB International Equity Fund	238,176

*	Expired due to loss limitations from tax-free transfer of assets.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post-October losses deferred to May 1, 2009 are as follows:

Fund	Post October Capital Losses
MTB New York Municipal Bond Fund	$3,364,137
MTB Pennsylvania Municipal Bond Fund	105,366
MTB Maryland Municipal Bond Fund	470,228
MTB Virginia Municipal Bond Fund	3,643
MTB Income Fund	31,787
MTB Conservative Growth Fund	443,951
MTB Moderate Growth Fund	6,172,576
MTB Aggressive Growth Fund	3,898,937
MTB Balanced Fund	2,000,679
MTB Large Cap Value Fund	4,497,878
MTB Large Cap Growth Fund	11,899,072
MTB Multi Cap Growth Fund	2,724,525
MTB Mid Cap Growth Fund	6,374,793
MTB Small Cap Growth Fund	41,801,787
MTB International Equity Fund	62,855,491

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – MTB Investment Advisors, Inc. (the “Advisor”) receives for its services an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets (see below). The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. For the year ended April 30, 2009, the Adviser voluntarily agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of each Fund in order to limit each Fund’s average expenses for the year to the net expense ratios shown in each Fund’s financial highlights. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

Fund	Annual Rate
MTB Short Duration Government Bond Fund	0.60%
MTB Short-Term Corporate Bond Fund	0.70%
MTB U.S. Government Bond Fund	0.70%
MTB New York Municipal Bond Fund	0.70%
MTB Pennsylvania Municipal Bond Fund	0.70%
MTB Maryland Municipal Bond Fund	0.70%
MTB Virginia Municipal Bond Fund	0.70%
MTB Intermediate-Term Bond Fund	0.70%
MTB Income Fund	0.60%
MTB Conservative Growth Fund	0.25%
MTB Moderate Growth Fund	0.25%
MTB Aggressive Growth Fund	0.25%
MTB Balanced Fund	0.65%
MTB Large Cap Value Fund	0.70%
MTB Large Cap Growth Fund	0.85%
MTB Multi Cap Growth Fund	0.70%
MTB Mid Cap Growth Fund	0.85%
MTB Small Cap Growth Fund	0.85%
MTB International Equity Fund	1.00%

The Advisor has entered into Sub-Advisory agreements with the following sub-advisors to manage the Funds indicated, subject to supervision of the Advisor and the Trustees, and in accordance with the investment objective and restrictions of the respective Funds. For their services, each sub-advisor receives a fee based upon the amount of their respective Fund’s average daily net assets that they manage for the Fund, which is paid by the Advisor and not by the Fund.

Fund	Sub Advisor	Sub-Advisor Fee

MTB Balanced Fund	DePrince, Race & Zollo, Inc.	0.40%
MTB Large Cap Value Fund	NWQ Investment Management Company LLC	0.45%

MTB International Equity Fund	LSV Asset Management	0.49%

	Baring International Investment Limited	0.45%

	Hansberger Global Investors, Inc.	0.60%

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	193

In addition, the following changes were made:

MTB International Equity Fund:

Barings International Investment Limited replaced SSgA Funds Management, Inc. as sub-advisor to the core style portion of the Fund effective February 13, 2009.

Administrative Fee – Bank of New York Mellon provides the Trust fund administration, accounting, and custody services. Fees for such services are based on assets and volume of transactions. Effective April 1, 2008, MTB Investment Advisors, Inc. (“MTBIA”) replaced M&T Securities Inc, (“M&T”) as co-administrator to the Trust. MTBIA, in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided for at an aggregate annual fee as specified below:

Fees payable to MTBIA: (For the year ended April 30, 2009)

Maximum Fee	Average Aggregate Daily Net Assets of the Trust
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

MTBIA may voluntarily choose to waive any portion of its fee. MTBIA can modify or terminate its voluntary waiver at any time at its sole discretion.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors Inc., (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares and up to 0.75% of the average daily net assets of the Funds’ Class B Shares and Class C Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares.

The Funds may waive or reduce the maximum amount of distribution services fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including ALPs, the advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled. For the year ended April 30, 2009, ALPs did not retain any fees paid by the Funds.

Sales Charges – The Class A Shares of all the Funds bear front-end sales charges. Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (“CDSC”). The redemption proceeds with respect to Class B Shares may be reduced by the CDSC and the CDSC decreases the longer Class B Shares are held. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) eight years after purchase. This is a non-taxable event.

For the year ended April 30, 2009, ALPS retained the amounts listed in the chart below from sales charges received from the sale of Class A Shares. ALPS did not retain CDSC relating to redemptions of Class A Shares and Class C Shares.

Fund	Sales Charges from Class A Shares
MTB Short Duration Government Bond Fund	$10,124
MTB Short-Term Corporate Bond Fund	3,785

Fund	Sales Charges from Class A Shares
MTB U.S. Government Bond Fund	8,244
MTB New York Municipal Bond Fund	44,798
MTB Pennsylvania Municipal Bond Fund	6,777
MTB Maryland Municipal Bond Fund	20,409
MTB Virginia Municipal Bond Fund	40
MTB Intermediate – Term Bond Fund	17,950
MTB Income Fund	2,288
MTB Conservative Growth Fund	8,011
MTB Moderate Growth Fund	37,028
MTB Aggressive Growth Fund	31,932
MTB Balanced Fund	4,894
MTB Large Cap Value Fund	3,846
MTB Large Cap Growth Fund	3,116
MTB Multi Cap Growth Fund	5,580
MTB Mid Cap Growth Fund	7,586
MTB Small Cap Growth Fund	30,972
MTB International Equity Fund	4,306

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS Fund Services, Inc, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class B Shares, Class C Shares and Institutional I Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, an affiliate of the Advisor, has entered into a Shareholders Services Agreement with ALPS Fund Services, Inc., under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provide shareholder services to. The Funds may waive/reimburse or reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive/reimburse or reduce any fees to which they are entitled. For the year ended April 30, 2009, neither ALPS Fund Services Inc., nor any affiliate retained any fees paid by the Funds. For the year ended April 30, 2009, M&T or an affiliate received a portion of the fees paid by the Funds which are listed in the chart below.

Fund	Shareholder Services Fee
MTB Short Duration Government Bond Fund	$514
MTB Short-Term Corporate Bond Fund	231
MTB U.S. Government Bond Fund	488
MTB New York Municipal Bond Fund	2,614
MTB Pennsylvania Municipal Bond Fund	1,708
MTB Maryland Municipal Bond Fund	2,856
MTB Intermediate-Term Bond Fund	416
MTB Income Fund	1,711
MTB Moderate Growth Fund	36,929
MTB Balanced Fund	7,518
MTB Large Cap Value Fund	111,729
MTB Large Cap Growth Fund	61,919
MTB Multi Cap Growth Fund	6,700
MTB Mid Cap Growth Fund	59,493
MTB Small Cap Growth Fund	73,132
MTB International Equity Fund	199,429

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ANNUAL REPORT  /  April 30, 2009

194	NOTES TO FINANCIAL STATEMENTS

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds. For the period from September 10, 2007 through September 10, 2008, the Bank of New York Mellon agreed to pay FMS’ fee in excess of $135,000 per annum. For the twelve month period ending September 10, 2009, Bank of New York Mellon will pay 50% of FMS’ fee in excess of $135,000. After September 10, 2009, the Funds will pay the entire FMS fee. The amounts paid by the Bank of New York Mellon are shown as reimbursements on the Statements of Operations.

ALPS Fund Services, Inc. provides transfer agency services to the Trust. The Funds may waiver or reduce the maximum amount of distribution service fees it pays from time to time in its sole discretion. In addition, ALPS, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled. For the year ended April 30, 2009, ALPS did not retain any fees paid by the Funds.

For the period November 16, 2007, through November 16, 2010, the Bank of New York Mellon has agreed to pay the excess amount of fees payable to ALPS for transfer agency services when the total expenses payable to all Funds exceed $1,047,803 per year. These amounts are shown as reimbursements on the Statements of Operations.

General – Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

Other Affiliated Parties and Transactions – Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. The Advisor has agreed to reimburse the Trust for certain investment advisory fees (except for Conservative Growth Fund, Moderate Growth Fund and Aggressive Growth Fund) as a result of transactions in other affiliated holdings. Transactions with affiliated companies during the year ended April 30, 2009 are as follows:

Affiliated Fund	Balance of Shares Held 4/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2009	Value at 4/30/2009	Dividend Income
MTB Conservative Growth Fund:
MTB Prime Money Market Fund	974,597	4,784,736	5,206,185	553,148	$553,148	$10,915
MTB Short Duration Government Bond Fund	213,142	6,448	182,416	37,174	368,770	59,292
MTB Short-Term Corporate Bond Fund	117,095	5,046	47,653	74,488	736,682	32,261
MTB U.S. Government Bond Fund	97,837	3,538	78,232	23,143	219,627	31,463
MTB Intermediate-Term Bond Fund	116,268	5,767	48,053	73,982	736,856	41,335
MTB Income Fund	—	153,148	—	153,148	1,393,642	1,519
MTB Large Cap Value Fund	60,822	23,377	7,706	76,493	539,279	7,946
MTB Large Cap Stock Fund	87,209	19,370	106,579	—	—	10,853
MTB Large Cap Growth Fund	144,444	107,921	64,127	188,238	1,091,781	3,104
MTB Mid Cap Growth Fund	16,713	16,343	5,483	27,573	235,469	—
MTB Mid Cap Stock Fund	8,489	3,333	11,822	—	—	1,484
MTB Small Cap Growth Fund	7,140	17,396	1,284	23,252	238,567	—
MTB Small Cap Stock Fund	21,928	7,079	29,007	—	—	711
MTB International Equity Fund	162,053	88,221	21,685	228,589	1,414,965	34,651

Total	2,027,737	5,241,723	5,810,232	1,459,228	7,528,786	235,534

MTB Moderate Growth Fund:
MTB Prime Money Market Fund	4,640,411	14,916,893	18,398,105	1,159,199	1,159,199	44,473
MTB Short Duration Government Bond Fund	479,815	14,000	426,815	67,000	664,640	129,069
MTB Short-Term Corporate Bond Fund	415,176	29,979	210,258	234,897	2,323,135	109,909
MTB U.S. Government Bond Fund	123,888	4,147	128,035	—	—	39,677
MTB Intermediate-Term Bond Fund	471,128	37,362	241,843	266,647	2,655,807	159,383
MTB Income Fund	—	399,472	—	399,472	3,635,193	3,962
MTB Large Cap Value Fund	308,093	114,636	29,627	393,102	2,771,371	38,537
MTB Large Cap Stock Fund	1,251,668	143,076	1,394,744	—	—	139,041
MTB Large Cap Growth Fund	864,707	1,117,696	409,397	1,573,006	9,123,438	16,604
MTB Mid Cap Stock Fund	86,002	20,428	106,430	—	—	13,411
MTB Mid Cap Growth Fund	84,667	136,861	15,516	206,012	1,759,341	—
MTB Small Cap Stock Fund	222,151	46,082	268,233	—	—	6,441
MTB Small Cap Growth Fund	36,168	108,861	4,895	140,134	1,437,779	—
MTB International Equity Fund	1,158,963	393,758	122,191	1,430,530	8,854,982	222,541

Total	10,142,837	17,483,251	21,756,089	5,869,999	34,384,885	923,048

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April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	195

Affiliated Fund	Balance of Shares Held 4/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 4/30/2009	Value at 4/30/2009	Dividend Income
MTB Aggressive Growth Fund:
MTB Prime Money Market Fund	300,010	6,042,792	6,184,097	158,705	158,705	2,504
MTB Short-Term Corporate Bond Fund	30,424	5,251	35,675	—	—	7,496
MTB Income Fund	—	17,474	—	17,474	159,017	164
MTB Large Cap Value Fund	342,449	38,371	69,258	311,562	2,196,515	39,400
MTB Large Cap Stock Fund	717,625	48,135	765,760	—	—	70,699
MTB Large Cap Growth Fund	853,056	546,480	277,786	1,121,750	6,506,148	14,442
MTB Mid Cap Stock Fund	66,186	14,317	80,503	—	—	9,346
MTB Mid Cap Growth Fund	43,450	68,260	18,472	93,238	796,252	—
MTB Small Cap Stock Fund	170,939	25,768	196,707	—	—	4,407
MTB Small Cap Growth Fund	37,115	85,123	13,972	108,266	1,110,806	—
MTB International Equity Fund	768,084	193,241	160,097	801,228	4,959,603	128,008

Total	3,329,338	7,085,212	7,802,327	2,612,223	15,887,046	276,466

MTB Balanced Fund:
MTB Prime Money Market Fund	745,198	4,866,978	5,316,492	295,684	$295,684	$5,455
MTB Money Market Fund	310,723	121,807	432,530	—	—	1,145

Total	1,055,921	4,988,785	5,749,022	295,684	295,684	6,600

MTB Large Cap Value Fund:
MTB Prime Money Market Fund	8,235,457	46,466,185	45,984,918	8,716,724	8,716,724	92,606

MTB Large Cap Growth Fund:
MTB Prime Money Market Fund	488,261	24,510,416	24,874,930	123,747	123,747	7,594
MTB Money Market Fund	6,596	162,202	168,798	—	—	33

Total	494,857	24,672,618	25,043,728	123,747	123,747	7,627

MTB Multi Cap Growth Fund:
MTB Prime Money Market Fund	666,533	10,098,213	10,373,708	391,038	391,038	5,450
MTB Money Market Fund	27,182	367,252	394,434	—	—	664

Total	693,715	10,465,465	10,768,142	391,038	391,038	6,114

MTB Mid Cap Growth Fund:
MTB Prime Money Market Fund	2,523,451	27,463,290	25,038,638	4,948,103	4,948,103	32,316
MTB Money Market Fund	635,252	7,217,490	6,710,347	1,142,395	1,142,395	4,825

Total	3,158,703	34,680,780	31,748,985	6,090,498	6,090,498	37,141

MTB Small Cap Growth Fund:
MTB Prime Money Market Fund	7,591,307	193,619,173	201,014,205	196,275	196,275	54,878
MTB Money Market Fund	529,399	23,233,347	23,762,746	—	—	6,197

Total	8,120,706	216,852,520	224,776,951	196,275	196,275	61,075

MTB International Equity Fund:
MTB Prime Money Market Fund	3,760,989	44,262,877	45,038,274	2,985,592	$2,985,592	$30,084

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations (and in-kind contributions), for the year ended April 30, 2009, were as follows:

Fund	Purchases	Sale
MTB Short Duration Government Bond Fund	$115,849,161	$205,197,619
MTB Short-Term Corporate Bond Fund	37,170,694	49,639,611
MTB U.S. Government Bond Fund	36,952,637	73,805,536
MTB New York Municipal Bond Fund	98,986,115	107,987,902
MTB Pennsylvania Municipal Bond Fund	23,828,885	33,066,818
MTB Maryland Municipal Bond Fund	6,691,689	14,445,529
MTB Virginia Municipal Bond Fund	4,710,456	1,220,000

Fund	Purchases	Sale
MTB Intermediate-Term Bond Fund	270,767,432	296,035,403
MTB Income Fund	151,738,870	93,207,393
MTB Conservative Growth Fund	3,442,636	5,780,458
MTB Moderate Growth Fund	17,118,297	26,223,911
MTB Aggressive Growth Fund	6,596,781	9,481,435
MTB Balanced Fund	11,176,637	15,255,528
MTB Large Cap Value Fund	42,576,186	42,121,329
MTB Large Cap Growth Fund	90,922,279	103,269,493
MTB Multi Cap Growth Fund	37,767,707	41,707,016
MTB Mid Cap Growth Fund	59,559,569	59,330,969
MTB Small Cap Growth Fund	1,268,699,072	1,298,839,788
MTB International Equity Fund	207,471,202	206,637,126

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

196	NOTES TO FINANCIAL STATEMENTS

7.	CONCENTRATION OF CREDIT RISK

Since New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2009, 47.3% for New York Municipal Bond Fund, 68.6% for Pennsylvania Municipal Bond Fund, 30.5% for Maryland Municipal Bond Fund and 45.1% for Virginia Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 14.2% for New York Municipal Bond Fund, 35.0% for Pennsylvania Municipal Bond Fund, 12.7% for Maryland Municipal Bond Fund and 18.1% for Virginia Municipal Bond Fund.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8.	LINE OF CREDIT

The Trust (except Conservative Growth Fund, Moderate Growth Fund, and Aggressive Growth Fund) participated in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with The Bank of New York Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. On February 11, 2009, the LOC was amended. The borrowing rate was increased to 1.00% per annum over the Fed Funds Rate. The commitment fee was also increased to 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to the Bank of New York Mellon. The termination date of this LOC is February 10, 2010. The Funds did not utilize the LOC for the year ended April 30, 2009.

9.	ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

10.	TRANSFER OF NET ASSETS

On March 27, 2009, certain funds of the Trust (“Target Funds”) merged into certain other funds of the Trust (“Surviving Funds”) as listed below:

Target Funds	Corresponding Surviving Funds
MTB Small Cap Stock Fund	MTB Small Cap Growth Fund
MTB Mid Cap Stock Fund	MTB Mid Cap Growth Fund
MTB Large Cap Stock Fund	MTB Large Cap Growth Fund
MTB Equity Income Fund	MTB Large Cap Value Fund

Shares of MTB Small Cap Stock Fund Issued	MTB Small Cap Stock Fund Net Assets Received	Unrealized Depreciation	Net Assets of MTB Small Cap Growth Fund Immediately Prior to Combination	Net Assets of MTB Small Cap Stock Fund Immediately Prior to Combination	Net Assets of MTB Small Cap Growth Fund Immediately After Combination
3,650,867	$33,211,929	($11,667,327)	$109,754,332	$33,211,929	$142,966,261

Shares of MTB Mid Cap Stock Fund Issued	MTB Mid Cap Stock Net Assets Received	Unrealized Depreciation	Net Assets of MTB Mid Cap Growth Fund Immediately Prior to Combination	Net Assets of MTB Mid Cap Stock Fund Immediately Prior to Combination	Net Assets of MTB Mid Cap Growth Fund Immediately After Combination
7,779,070	$59,378,861	($28,422,569)	$45,769,249	$59,378,861	$105,148,110

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	197

Shares of MTB Large Cap Stock Fund Issued	MTB Large Cap Stock Fund Net Assets Received	Unrealized Depreciation	Net Assets of MTB Large Cap Growth Fund Immediately Prior to Combination	Net Assets of MTB Large Cap Stock Fund Immediately Prior to Combination	Net Assets of MTB Large Cap Growth Fund Immediately After Combination
12,886,943	$69,318,200	($5,650,270)	$45,354,325	$69,318,200	$114,672,525

Shares of MTB Equity Income Fund Issued	MTB Equity Income Fund Net Assets Received	Unrealized Depreciation	Net Assets of MTB Large Cap Value Fund Immediately Prior to Combination	Net Assets of MTB Equity Income Fund Immediately Prior to Combination	Net Assets of MTB Large Cap Value Fund Immediately After Combination
1,827,196	$12,143,710	($7,253,964)	$94,797,228	$12,143,710	$106,940,938

These merger transactions were structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

11.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

For the period ended April 30, 2009, the Funds designate the following amounts, or such greater amounts that constitute the maximum amount allowable pursuant to the Code Section 852(b)(3)(C), as long-term capital gain dividends:

Fund
MTB Pennsylvania Municipal Bond Fund	89,578
MTB Maryland Municipal Bond Fund	200,535
MTB Virginia Municipal Bond Fund	8,091
MTB Conservative Growth Fund	321,902
MTB Moderate Growth Fund	2,726,537
MTB Aggressive Growth Fund	1,970,461
MTB Large Cap Value Fund	293,583
MTB Mid Cap Growth Fund	1,927,001
MTB International Equity Fund	7,310,059

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2009, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
MTB Conservative Growth Fund	9.36%
MTB Moderate Growth Fund	28.66%
MTB Aggressive Growth Fund	24.63%
MTB Balanced Fund	59.65%
MTB Large Cap Value Fund	100.00%
MTB Large Cap Growth Fund	100.00%
MTB Multi Cap Growth Fund	100.00%
MTB Mid Cap Growth Fund	0.00%
MTB Small Cap Growth Fund	0.00%
MTB International Equity Fund	0.00%

For the year ended April 30, 2009, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
MTB Conservative Growth Fund	12.58%
MTB Moderate Growth Fund	30.58%
MTB Aggressive Growth Fund	45.29%
MTB Balanced Fund	54.37%
MTB Large Cap Value Fund	100.00%
MTB Large Cap Growth Fund	100.00%
MTB Multi Cap Growth Fund	100.00%
MTB Mid Cap Growth Fund	0.00%
MTB Small Cap Growth Fund	0.00%
MTB International Equity Fund	82.11%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

International Equity Fund designates foreign taxes paid of $639,529, and gross income derived from foreign sources of $6,983,235.

For the year ended April 30, 2009, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 103(a) and 852(b)(5), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax:

Fund
MTB New York Municipal Bond Fund	99.72%
MTB Pennsylvania Municipal Bond Fund	99.65%
MTB Maryland Municipal Bond Fund	99.85%
MTB Virginia Municipal Bond Fund	100.00%

ANNUAL REPORT  /  April 30, 2009

198

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities of MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund, MTB U.S. Government Bond Fund, MTB New York Municipal Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Maryland Municipal Bond Fund, MTB Virginia Municipal Bond Fund, MTB Intermediate-Term Bond Fund, MTB Income Fund, MTB Managed Allocation Fund – Conservative Growth, MTB Managed Allocation Fund – Moderate Growth, MTB Managed Allocation Fund – Aggressive Growth, MTB Balanced Fund, MTB Large Cap Value Fund, MTB Large Cap Growth Fund, MTB Multi Cap Growth Fund, MTB Mid Cap Growth Fund, MTB Small Cap Growth Fund and MTB International Equity Fund, nineteen of the Funds constituting MTB Group of Funds (the “Funds”), including the portfolios of investments, as of April 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 2005 and 2004 for MTB Virginia Municipal Bond Fund were audited by another independent registered public accounting firm whose report, dated December 2, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds of the MTB Group of Funds at April 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 25, 2009

April 30, 2009  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	199

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 27 funds and is the only investment company in the Fund complex. Unless otherwise noted, each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Kenneth G. Thompson* Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: September 4, 1964 TRUSTEE Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank. Other Directorships Held: None
Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: November 19, 1958 TRUSTEE Began serving: December 2007	Principal Occupation: President and Chief Executive Officer, MTB Investment Advisors, Inc. Other Directorships Held: None

*Kenneth G. Thompson and Jeffrey Durkee are “interested” due to positions they hold with M&T Bank, the parent of the Funds’ Advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia PO Box 438 West Falls, NY 14170 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Chairman, Community Foundation for Greater Buffalo; Chairman, Buffalo Olmsted Parks Conservancy.

Other Directorships Held: The Energy East Corp.; Community Foundation for
Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

John S. Cramer 2840 Oakwood Drive Harrisburg, PA 17110 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (healthcare company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President Emeritus, Pinnacle Health Systems (health care).

ANNUAL REPORT  /  April 30, 2009

200	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Daniel R. Gernatt, Jr. 13870 Taylor Hollow Roads Collins, NY 14034 Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupation: President, CEO and CFO, Gernatt Family Companies; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD 21204 Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Positions: Vice Chairman of Signet Banking Corp.

Richard B. Seidel 1729 Hibberd Lane West Chester, PA 19380 Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupation: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None

Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY 14221 Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupation: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President, Buffalo Club Board.

Other Directorships Held: None

Previous Positions: Chairman, Federal Reserve (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisus College.

OFFICERS

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Timothy L. Brenner One M&T Plaza Buffalo, NY 14221 Birth date: December 3, 1956 PRESIDENT Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank, President of M&T Life Insurance Company.
Michael D. Daniels 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 26, 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Funds; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA from 2006 to 2007; Vice President, Calamos Asset Management from 2004 to 2006; Vice President, JP Morgan Chase Bank from 2002 to 2004.

April 30, 2009  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	201

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions
Jeffrey M. Seling 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: September 20, 1970 VICE PRESIDENT Began serving: June 2007	Principal Occupation: Vice President, M&T Bank. Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.
Bradley J. Swenson 1290 Broadway, Suite 1100 Denver, CO 80203 Birth date: November 11, 1972 AML COMPLIANCE OFFICER Began serving: September 2007	Principal Occupation: Chief Compliance Officer, ALPS Distributors, Inc. Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.
Guy Nordahl 101 Barclay Street, 11th Floor New York, NY 10286 Birth date: August 27, 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.
Lisa Grosswirth 101 Barclay, 13E New York, NY 10286 Birth date: July 12, 1963 SECRETARY Began serving: September 2007	Principal Occupation: Assistant Vice President, BNY Mellon Asset Servicing since 2004. Previous Positions: Supervisory Paralegal, The Dreyfus Corporation, 1998 through 2004.
Richard Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth date: October 23, 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: President and Managing Partner, Foreside Financial
Group, LLC.

Previous Positions: President and Secretary, Bainbridge Capital Management, LLC from June 2004 to June 2006, Vice President, Bainbridge Capital Management from
August 2002 to May 2004.

Thomas R. Rus 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank, 2003-2004; Vice President and Trust Counsel, AllFirst Financial, Inc., 1995-2003.

Charles M. Barrett 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: March 3, 1972 VICE PRESIDENT Began serving: June 2008

Principal Occupation: Vice President, MTB Investment Advisors, Inc., Director of Mutual Fund Sales since April 2008.

Previous Positions: Sales Vice President, John Hancock Funds from 2004 to 2008; Regional Director, Alliance Bernstein Investment Research and Management from 1995 to 2004.

Eric B. Paul 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: February 2, 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Vice President, M&T Bank from 2003 to Present; Director of Proprietary Products, M&T Bank since April 2008.

ANNUAL REPORT  /  April 30, 2009

202

SHAREHOLDER PROXY RESULTS (unaudited)

At the Special Meeting of Shareholders held on March 12, 2009, a summary report of shares voted by proposal is as follows:

Approve a proposed plan of reorganization pursuant to which MTB Large Cap Value Fund (“Large Cap Value Fund”), would acquire all of the assets of MTB Equity Income Fund (“Equity Income Fund”), in exchange solely for shares of each class of Large Cap Value Fund, to be distributed pro rata by Equity Income Fund to the shareholders, in complete termination and liquidation of Equity Income Fund.

Shares Voted
For	3,299,178
Against	2,353
Abstain	3,666
Broker Non-Votes	603,798

Approve a proposed plan of reorganization pursuant to which MTB Large Cap Growth Fund (“Large Cap Growth Fund”), would acquire all of the assets of MTB Large Cap Stock Fund (“Large Cap Stock Fund”), in exchange solely for shares of each class of Large Cap Growth Fund, to be distributed pro rata by Large Cap Stock Fund to shareholders, in complete termination and liquidation of Large Cap Stock Fund.

Shares Voted
For	10,901,562
Against	30,930
Abstain	36,271
Broker Non-Votes	6,627,247

Approve a proposed plan of reorganization pursuant to which MTB Mid Cap Growth Fund (“Mid Cap Growth Fund”) would acquire all of the assets of MTB Mid Cap Stock Fund (“Mid Cap Stock Fund”), in exchange solely for shares of each class of Mid Cap Growth Fund, to be distributed pro rata by Mid Cap Stock Fund to the shareholders, in complete termination and liquidation of Mid Cap Stock Fund.

Shares Voted
For	5,265,378
Against	31,246
Abstain	20,233
Broker Non-Votes	3,218,950

Approve a proposed plan of reorganization pursuant to which MTB Small Cap Growth Fund (“Small Cap Growth Fund”), would acquire all of the assets of MTB Small Cap Stock Fund (“Small Cap Stock Fund”), in exchange solely for shares of each class of Small Cap Growth Fund, to be distributed pro rata by Small Cap Stock Fund to shareholders, in complete termination and liquidation of Small Cap Stock Fund.

Shares Voted
For	6,487,577
Against	714,550
Abstain	3,684
Broker Non-Votes	4,958,906

April 30, 2009  /  ANNUAL REPORT

203

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Funds’ website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

April 30, 2009  /  ANNUAL REPORT

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Co-Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Sub-Advisors to

MTB International Equity Fund

LSV Asset Management

1 North Wacker Drive

Suite 4000

Chicago, IL 60606

Baring International Investment Limited

155 Bishopsgate

London

EC2M 3XY

United Kingdom

Hansberger Global Investors, Inc.

401 East Las Olas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Sub-Advisor to

MTB Large Cap Value Fund

NWQ Investment Management Company LLC

2049 Century Park East

Los Angeles, CA 90067

MTB Balanced Fund

DePrince, Race and Zollo, Inc.

250 Park Avenue South

Suite 250

Winter Park, FL 32789

Transfer Agent and Dividend

Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Independent Registered Public

Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.

Since we are required by law to send a Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

(06/09)

1-800-836-2211  /  mtbfunds.com

MTB FUNDS

100 EAST PRATT STREET, 15th FLOOR

BALTIMORE, MD 21202

MTB-AR-010-0609

Managed by MTB Investment Advisors, Inc.

PRESIDENT’S MESSAGE AND ANNUAL REPORT — APRIL 30, 2009

MTB Group of Funds U.S. Treasury Money Market Fund U.S. Government Money Market Fund	Tax-Free Money Market Fund Money Market Fund	Prime Money Market Fund New York Tax-Free Money Market Fund Pennsylvania Tax-Free Money Market Fund

i

Dear Investor:

I am pleased to enclose the Annual Report of the MTB Group of Funds. This report covers the Funds’ fiscal year, which is the 12-month reporting period from May 1, 2008 through April 30, 2009. Inside, you will find a discussion of the factors impacting the Funds’ performance during the reporting period, as well as a complete listing of the Funds’ holdings and financial statements.

The Economy and Financial Markets in Review

MTB Investments Advisors, Inc., the advisor to the MTB Group of Funds, has provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

The dramatic business events of 2008 have been well documented. They include government intervention in bailouts of government-sponsored enterprises such as Fannie Mae and Freddie Mac and funding for financial institutions via the Troubled Asset Relief Program (T.A.R.P.). In addition, bankruptcies and forced marriages brought the end of independence for some old-line names in finance, retailing and industry.

The National Bureau of Economic Research declared that the current recession began in December 2007, marked its one-year anniversary at the end of last year, and is now in its 17th month. It is already longer, and probably deeper than any post-war recession.

In spite of the dark clouds, there are rays of sunshine. Interest rates are down, and selected commodity prices have receded. The newly elected Administration has named a highly respected economic team and given it the highest priority to get the economy back on a growth track.

The economy during the first half of 2009 will continue to be choppy, with more negative news in employment, housing, and consumer confidence. However, past actions and projected future actions are expected to start turning the economy around in the second half of the year. These actions include:

•	Lower interest rates

•	A significant fiscal stimulus package

•	Appropriate government intervention

•	Possible restrictions placed on the role of speculators

•	Lower commodity prices

•	Coordinated co-operation among World Central Banks.

Assuming peaceful settlement of global political disputes and advancement of the actions noted above, we feel the U.S. economy can begin to show positive growth by the end of this year and into 2010.

The Bond Markets

Over the last year, performance in the bond market has been broadly split into two categories. Treasury bills, notes and bonds have performed extremely well, the beneficiary of “flight to quality” buying, an accommodative Federal Reserve, and deflationary forces. Conversely, returns on municipals, corporate bonds and agency securities have grossly underperformed the treasury market. Demand for these securities, as well as liquidity in the marketplace was difficult. As a result, the difference in yield between treasuries and other fixed income sectors has grown to historic levels. It has been only in the last two months of our fiscal year (March and April) that performance in the corporate bond market has picked up relative to the treasury market. We believe that the extremely low federal funds rate will persist throughout calendar year 2009. While recognizing that defaults in the corporate bond market will increase, we believe that the risk/reward in corporate bonds is superior to that in the treasury market. We believe that increasing treasury supply in the form of weekly auctions will move rates higher over time. We remain cautious on the prospects of the treasury market.

PRESIDENT’S MESSAGE  /  April 30, 2009

ii

For the 12-month reporting period May 1, 2008 through April 30, 2009, bond market indices performed as follows1:

Barclay’s Capital Bond Index[2]	Barclay’s Capital Treasuries[3]	Barclay’s Capital Mortgage-Backed[4]	Barclay’s Capital Corporate[5]	Barclay’s Capital Municipals[6]
3.84%	7.36%	8.28%	(3.16)%	3.11%

The Stock Markets

The decoupling of emerging market growth from growth in the developed world provided investors an investment thesis that could shield portfolios from the financial crisis caused by the decline in housing prices. As the year went on, the credit crisis spread from the United States to the rest of the world. By early summer, financial institutions started to fail, causing the de-leveraging of the global economy. The decoupling story had no legs to stand on. We actually did live in a global village where our economic prosperity had become very intertwined.

Attention should thus be focused on how the economy, i.e. aggregate demand, will grow after the U.S. and global economies are stabilized. We suggest that after a cyclical recovery, the structure of the U.S. economy, and thus the global economy, will change. Furthermore, the policy suggested by the new administration gives us insight that they understand that the evolution of the economy will follow this path. Namely, focus on shovel-ready projects to put people to work and at the same time refocus policy on science, technology and education. Simply put, we suggest that after a cyclical recovery, the U.S. economy will need to grow differently. Focus should be directed on those sectors, which will lead the new U.S. economy into the next phase of globalization. Finally, we suggest that the next phase of globalization will have substantial differences from the previous phase. To be sure, this new phase of globalization will not happen without the U.S. economy playing a major role in its development.

For the 12-month reporting period May 1, 2008 through April 30, 2009, stock market indices performed as follows:

S&P 500[7]	Dow Jones Industrial Average[8]	NASDAQ[9]
(35.31)%	(34.24)%	(28.08)%

The MTB Group of Funds, with assets of $9.3 billion as of April 30, 2009, give investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income10, stay ahead of inflation, or keep your cash working, one or more of the MTB Group of Funds can provide you with the diversification, flexibility and professional management you need.11

Sincerely,

Timothy L. Brenner

President

June 12, 2009

For more complete information, please download the MTB Group of Funds’ prospectus available on www.mtbfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Funds’ prospectus, which you should read carefully before investing.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

April 30, 2009  /  PRESIDENT’S MESSAGE

iii

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment.

1.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2.	Barclay’s Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay’s Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. Investments cannot be made in an index.

3.	Barclay’s Capital U.S. Treasury Bond Index is composed of all US Treasury publicly issued notes and bonds with a minimum outstanding principal amount of $50 million and a minimum maturity of one year. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Indexes are unmanaged and investments cannot be made in an index.

4.	Barclay’s Capital Fixed Rate Mortgage Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA graduated Payment Mortgages. Investments cannot be made in an index.

5.	Barclay’s Capital U.S. Credit Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody’s Investors Service or BBB by Standard and Poor’s, if unrated by Moody’s. Collateralized Mortgage Obligations (CMOs) are not included. Indexes are unmanaged and investments cannot be made in an index.

6.	Barclay’s Capital Municipal Bond Index is a broad market performance benchmark index for the tax-exempt bond market. To be included in the Barclay’s Capital Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par balance of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. Indexes are unmanaged and investments cannot be made in an index.

7.	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

8.	Dow Jones Industrial Average (“DJIA”) is an unmanaged average which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. Investments cannot be made in an index.

9.	NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Investments cannot be made in an index.

10.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

11.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2009

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2009

MTB Group of Funds U.S. Treasury Money Market Fund U.S. Government Money Market Fund	Tax-Free Money Market Fund Money Market Fund	Prime Money Market Fund New York Tax-Free Money Market Fund Pennsylvania Tax-Free Money Market Fund

-

1

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period(1)	Annualized Net Expense Ratios
MTB U.S. TREASURY MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$2.48	0.50%
Class S Shares	$1,000.00	$1,000.10	$2.53	0.51%
Institutional I Shares	$1,000.00	$1,000.30	$2.23	0.45%
Institutional II Shares	$1,000.00	$1,000.10	$2.43	0.49%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,022.32	$2.51	0.50%
Class S Shares	$1,000.00	$1,022.27	$2.56	0.51%
Institutional I Shares	$1,000.00	$1,022.56	$2.26	0.45%
Institutional II Shares	$1,000.00	$1,022.36	$2.46	0.49%

MTB U.S. GOVERNMENT MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,002.40	$3.62	0.73%
Institutional I Shares	$1,000.00	$1,003.30	$2.48	0.50%
Institutional II Shares	$1,000.00	$1,002.80	$2.98	0.60%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,021.17	$3.66	0.73%
Institutional I Shares	$1,000.00	$1,022.32	$2.51	0.50%
Institutional II Shares	$1,000.00	$1,021.82	$3.01	0.60%

MTB TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,001.90	$4.07	0.82%
Institutional I Shares	$1,000.00	$1,003.90	$2.14	0.43%
Institutional II Shares	$1,000.00	$1,003.20	$2.88	0.58%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,020.73	$4.11	0.82%
Institutional I Shares	$1,000.00	$1,022.66	$2.16	0.43%
Institutional II Shares	$1,000.00	$1,021.92	$2.91	0.58%

ANNUAL REPORT  /  April 30, 2009

2

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period(1)	Annualized Net Expense Ratios
MTB MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,001.70	$3.37	0.68%
Class A2 Shares	$1,000.00	$1,002.50	$2.58	0.52%
Class B Shares	$1,000.00	$1,000.40	$4.61	0.93%
Class S Shares	$1,000.00	$1,001.00	$4.17	0.84%
Institutional I Shares	$1,000.00	$1,002.70	$2.33	0.47%
Institutional II Shares	$1,000.00	$1,002.20	$2.83	0.57%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,021.42	$3.41	0.68%
Class A2 Shares	$1,000.00	$1,022.22	$2.61	0.52%
Class B Shares	$1,000.00	$1,020.18	$4.66	0.93%
Class S Shares	$1,000.00	$1,020.63	$4.21	0.84%
Institutional I Shares	$1,000.00	$1,022.46	$2.36	0.47%
Institutional II Shares	$1,000.00	$1,021.97	$2.86	0.57%

MTB PRIME MONEY MARKET FUND
Actual
Corporate Shares	$1,000.00	$1,003.10	$2.09	0.42%
Hypothetical (assuming a 5% return before expenses)
Corporate Shares	$1,000.00	$1,022.71	$2.11	0.42%

MTB NEW YORK TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,002.10	$3.82	0.77%
Institutional I Shares	$1,000.00	$1,003.40	$2.58	0.52%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,020.98	$3.86	0.77%
Institutional I Shares	$1,000.00	$1,022.22	$2.61	0.52%

MTB PENNSYLVANIA TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,001.30	$3.87	0.78%
Institutional I Shares	$1,000.00	$1,002.30	$2.93	0.59%
Institutional II Shares	$1,000.00	$1,001.80	$3.42	0.69%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,020.93	$3.91	0.78%
Institutional I Shares	$1,000.00	$1,021.87	$2.96	0.59%
Institutional II Shares	$1,000.00	$1,021.37	$3.46	0.69%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

April 30, 2009  /  ANNUAL REPORT

3

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Treasury Money Market Fund

At April 30, 2009 the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
U.S. Government Agency & Obligations	46.5%
Cash Equivalents[1]	53.4%
Other Assets Less Liabilities — Net[2]	0.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 46.5%

U.S. CASH MANAGEMENT BILL – 3.9%
[7]0.28%, 9/15/09	$50,000,000	$49,946,722

7U.S. TREASURY BILL – 29.0%
0.66%, 5/07/09	100,000,000	99,989,000
0.18% – 2.13%, 6/04/09	125,000,000	124,933,654
0.22% – 0.44%, 8/06/09	100,000,000	99,911,083
0.54%, 10/22/09	50,000,000	49,870,708
TOTAL U.S. TREASURY BILL		$374,704,445

U.S. TREASURY NOTE – 13.6%
4.88%, 6/30/09	100,000,000	100,497,533
3.38%, 9/15/09	50,000,000	50,382,927
2.13%, 4/30/10	25,000,000	25,397,024
TOTAL U.S. TREASURY NOTE		$176,277,484

TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $600,928,651)		$600,928,651

REPURCHASE AGREEMENTS – 53.4%
Interest in $48,000,000 repurchase agreement 0.11%, dated 4/30/09 under which Morgan Stanley & Co. will repurchase U.S. Government securities with various maturities to 2/15/21 for $48,000,147 on 5/01/09. The market value of the underlying securities at the end of the period was $49,159,533.	48,000,000	48,000,000
Interest in $321,000,000 repurchase agreement 0.16%, dated 4/30/09 under which Barclays Bank will repurchase a U.S. Government security maturating on 4/30/16 for $321,001,427 on 5/01/09. The market value of the underlying security at the end of the period was $324,210,015	321,000,000	321,000,000

Description	Principal Amount	Value

Interest in $320,000,000 repurchase agreement 0.16%, dated 4/30/09 under which Deutsche Bank will repurchase U.S. Government securities with various maturities to 11/15/18 for $320,001,422 on 5/01/09. The market value of the underlying securities at the end of the period was $323,200,097.	$320,000,000	$320,000,000

TOTAL REPURCHASE AGREEMENTS (COST $689,000,000)		$689,000,000

TOTAL INVESTMENTS – 99.9% (COST $1,289,928,651)		$1,289,928,651

OTHER ASSETS LESS LIABILITIES – 0.1%		930,512

TOTAL NET ASSETS – 100.0%		$1,290,859,163

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

(MTB U.S. Treasury Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

4	PORTFOLIOS OF INVESTMENTS

MTB U.S. Treasury Money Market Fund (concluded)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	1,289,928,651	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$1,289,928,651	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

5

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Money Market Fund

At April 30, 2009, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
U.S. Government Agency & Obligations	84.4%
Cash Equivalents[1]	15.6%
Other Assets Less Liabilities — Net[2]	0.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 84.4%

1FEDERAL FARM CREDIT BANK – 15.4%
0.37%, 5/01/09	$98,000,000	$97,997,989
0.77%, 5/01/09	125,000,000	124,977,500
0.32%, 5/15/09	150,000,000	149,999,438
0.30%, 5/21/09	100,000,000	100,000,000
TOTAL FEDERAL FARM CREDIT BANK		$472,974,927

FEDERAL HOME LOAN BANK (FHLB) – 52.7%
[1]0.38%, 5/21/09	250,000,000	250,000,000
[1]0.98%, 7/11/09	125,000,000	125,016,090
0.58%, 2/24/10	125,000,000	125,000,000
[7]0.19% – 2.99%, 5/01/09	400,000,000	400,000,000
[7]0.39%, 6/16/09	200,000,000	199,900,333
[7]0.80%, 11/23/09	150,000,000	149,313,333
[1]Series 1
1.05%, 5/20/09	275,000,000	274,999,102
1.13%, 7/05/09	100,000,000	99,968,232
TOTAL FEDERAL HOME LOAN BANK		$1,624,197,090

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 16.3%
[1]0.39%, 5/05/09	253,700,000	253,469,669
[1]1.09%, 7/30/09	100,000,000	100,000,000
[7]1.41%, 7/08/09	100,000,000	99,735,556

Description	Principal Amount	Value

0.56%, 1/06/10	$50,000,000	$49,805,556
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$503,010,781

TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $2,600,182,798)		$2,600,182,798

REPURCHASE AGREEMENTS – 15.6%
Interest in $320,000,000 repurchase agreement 0.16%, dated 4/30/09 under which Barclays Bank will repurchase U.S. Government securities with various maturities to 6/01/17 for $320,001,422 on 5/01/09. The market value of the underlying securities at the end of the period was $323,200,183.	320,000,000	320,000,000
Interest in $159,000,000 repurchase agreement 0.16%, dated 4/30/09 under which Deutsche Bank will repurchase U.S. Government securities with various maturities to 5/14/24 for $159,000,707 on 5/01/09. The market value of the underlying securities at the end of the period was $160,591,681.	159,000,000	159,000,000

TOTAL REPURCHASE AGREEMENTS (COST $479,000,000)		$479,000,000

TOTAL INVESTMENTS – 100.0% (COST $3,079,182,798)		$3,079,182,798

OTHER ASSETS LESS LIABILITIES – 0.0*%		162,032

TOTAL NET ASSETS – 100.0%		$3,079,344,830

(MTB U.S. Government Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

6	PORTFOLIOS OF INVESTMENTS

MTB U.S. Government Money Market Fund (concluded)

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	3,079,182,798	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$3,079,182,798	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

7

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Tax-Free Money Market Fund

At April 30, 2009, the Fund’s portfolio composition 1 was as follows:

Percentage of Total Net Assets
Medical	14.2%
General Obligations	13.9%
General Revenue	11.9%
Higher Education	10.2%
Transportation	9.8%
Pollution Control	7.7%
Housing	6.7%
Development	6.0%
School District	5.1%
Commercial Paper	4.6%
Multi-Family Housing	3.0%
Utilities	2.8%
Education	1.5%
Facilities	1.0%
Power	1.0%
Water & Sewer	0.5%
Other Assets Less Liabilities — Net[2]	0.1%

TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

6COMMERCIAL PAPER – 4.6%

MARYLAND – 1.2%
Johns Hopkins University 0.50%, 6/01/09	$3,000,000	$3,000,000

NEW YORK – 1.6%
New York State Power Authority, (Baden LOC)/(Bayerische Landesbank (GTD))/(JP Morgan LOC) 0.60%, 7/07/09	4,000,000	4,000,000

PENNSYLVANIA – 1.8%
Montgomery County, PA, IDA, Mandatory Tender, (BNP Paribas) 0.55%, 5/04/09	4,460,000	4,460,000

TOTAL COMMERCIAL PAPER (COST $11,460,000)		$11,460,000

4SHORT-TERM MUNICIPAL BONDS – 81.4%

ALABAMA – 2.4%
Mobile, AL, IDB, (Series B) Weekly VRDNs, Dock & Wharf Revenue (Holnam, Inc.)/(Wachovia Bank N.A., LOC) 0.43%, 5/06/09	4,000,000	4,000,000

Description	Principal Amount	Value

Montgomery AL, IDB, Pollution Control & Solid Waste Discount Note, Refunding Revenue Bonds, (General Electric Company) 0.32%, 5/01/09	$2,000,000	$2,000,000
TOTAL ALABAMA		$6,000,000

COLORADO – 1.0%
Colorado Educational & Cultural Facilities Authority, CO, Revenue Bonds (Series C-5) Daily VRDNs, (Milwaukee Jewish Foundation Inc.)/(U.S. Bank NA, LOC) 0.50%, 5/01/09	2,500,000	2,500,000

CONNECTICUT – 0.8%
Connecticut State, Health & Educational Facility Authority, Refunding Revenue Bonds (Series B) Weekly VRDNs, (Bradley Health Care Inc.)/(Central Connecticut Senior Care Inc.)/(Fleet National Bank CT, LOC) 0.35%, 5/06/09	2,000,000	2,000,000

GEORGIA – 1.0%
Dekalb County, GA, MFH, Winterscreek Apartments Weekly VRDNs, (FNMA COL) 0.55%, 5/06/09	2,600,000	2,600,000

(MTB Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

8	PORTFOLIOS OF INVESTMENTS

MTB Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value

INDIANA – 1.7%
Hammond, IN, Pollution Control Revenue Bonds, Daily VRDNs, (Amoco Oil Co.)/(Obligated Group) 0.50%, 5/01/09	$1,220,000	$1,220,000
5MT Vernon, IN, Pollution Control Revenue Bonds, Daily VRDNs, AMT (General Electric Co.) 0.42%, 5/01/09	3,000,000	3,000,000
TOTAL INDIANA		$4,220,000

LOUISIANA – 1.2%
Louisiana Public Facilities Authority, LA, Hospital Refunding Revenue Bonds (Series D) Daily VRDNs, (JP Morgan Chase Bank, LOC)/(Franciscan Missionaries) 0.50%, 5/01/09	3,000,000	3,000,000

MARYLAND – 2.6%
Maryland State Health & Higher Educational Facilities Authority (Series D), Weekly VRDNs, (Bank of America N.A., LOC) 0.48%, 5/07/09	901,000	901,000
Maryland State, Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series A) Weekly VRDNs, (GO of INSTN)/(JP Morgan Chase Bank, LOC)/(Pooled Loan Program) 0.37%, 5/06/09	500,000	500,000
Maryland State, Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (GO of INSTN)/(JP Morgan Chase, LOC)/(Pooled Loan Program) 0.43%, 5/06/09	1,700,000	1,700,000
Montgomery County, MD, Housing Opportunities Commission, Multi-Purpose Revenue Bonds (Series A) Weekly VRDNs, (PNC Bank N.A., LOC) 0.48%, 5/07/09	3,340,000	3,340,000
TOTAL MARYLAND		$6,441,000

MASSACHUSETTS – 1.6%
Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Revenue Bonds (Series M-2), (Fleet National Bank, LOC) 0.50%, 5/04/09	4,000,000	4,000,000

NEVADA – 2.0%
[5]Nevada Housing Division, NV, Multi-Unit Housing Revenue Bonds, AMT, (Series K) Weekly VRDNs, (U.S. Bank N.A./Federal Home Loan Bank LOC) 1.00%, 5/07/09	2,000,000	2,000,000
[5]Nevada Housing Division, Revenue Bonds, AMT, Weekly VRDNs, (Multi-Unit-Fremont Meadows)/(Federal Home Loan Bank, LOC) 0.63%, 5/07/09	3,035,000	3,035,000
TOTAL NEVADA		$5,035,000

NEW HAMPSHIRE – 1.9%
New Hampshire, HEFA, Refunding Revenue Bonds, Weekly VRDNs, (Dartmouth College)/(JP Morgan Chase Bank) 0.28%, 5/06/09	4,850,000	4,850,000

Description	Principal Amount	Value

NEW YORK – 16.4%
City of New York, NY, GO Unlimited (Subseries H-4) Daily VRDNs, (Bank of New York, LOC) 0.35%, 5/01/09	$4,500,000	$4,500,000
City of New York, NY, GO Unlimited, Daily VRDNs, (Subseries A-7) Daily VRDNs, (AMBAC INS)/(Bank of Nova Scotia) 0.60%, 5/01/09	4,750,000	4,750,000
Metropolitan Transportation Authority, NY, Refunding Revenue Bond (Series D-1) Weekly VRDNs, (FSA INS)/(Westdeutsche Landesbank) 2.00%, 5/07/09	6,555,000	6,555,000
Metropolitan Transportation Authority, NY, Refunding Revenue Bond (Series G) Daily VRDNs, (BNP Paribas, LOC) 0.30%, 5/01/09	2,000,000	2,000,000
New York City, NY, IDA, Civic Facility Revenue Bonds, Weekly VRDNs, (Casa Project)/(National Center for Addiction/Substance)/(Chase Manhattan Bank) 0.38%, 5/07/09	2,275,000	2,275,000
New York City, NY, GO Bonds (Subseries A-4) Daily VRDNs, (Bayerische Landesbank, LOC) 0.40%, 5/01/09	1,300,000	1,300,000
New York City, NY, GO Bonds (Subseries A-6) Weekly VRDNs, (Landesbank Baden-Wurttemberg LOC) 0.40%, 5/06/09	5,800,000	5,800,000
New York City, NY, Transitional Finance Authority Revenue Bonds (Series B) Daily VRDNs, (Future Tax Secured)/(Landesbank Baden Wurttemberg, LIQ) 0.40%, 5/01/09	5,000,000	5,000,000
New York City, NY, Transitional Finance Authority, (Subseries C4) Daily VRDNs, (Future Tax Secured)/(Landesbank Hessen-Thueringen) 0.32%, 5/01/09	2,000,000	2,000,000
New York State Dormitory Authority, Revenue Bonds, Mental Health Services (Subseries D-2H) Weekly VRDNs, (HSBC Bank USA NA) 0.38%, 5/07/09	3,700,000	3,700,000
[5]New York State, HFA Revenue Bond, AMT (Series 2005-A) Weekly VRDNs, (L&M 93rd Street LLC)/(Landesbank Hessen-Thueringen, LOC) 0.53%, 5/06/09	3,400,000	3,400,000
TOTAL NEW YORK		$41,280,000

NORTH CAROLINA – 3.5%
Charlotte-Mecklenburg Hospital Authority, NC, Healthcare System, Revenue Bonds (Series D) Daily VRDNs, (Carolinas Healthcare System)/(Bank of America N.A. SPA) 0.37%, 5/01/09	5,000,000	5,000,000
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds, Weekly VRDNs, (Peace College of Raleigh)/(Wachovia Bank N.A., LOC) 0.52%, 5/07/09	3,745,000	3,745,000
TOTAL NORTH CAROLINA		$8,745,000

(MTB Tax-Free Money Market Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	9

MTB Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value

OHIO – 0.8%
Geauga County, OH, Revenue Bonds (Series B) Daily VRDNs, (South Franklin Circle)/(Keybank N.A., LOC) 1.85%, 5/01/09	$2,000,000	$2,000,000

OREGON – 0.4%
Oregon State, Health Housing Educational & Cultural Facilities Authority, Revenue Bonds (Series A) Weekly VRDNs, (Assumption Village LLC)/(Keybank N.A., LOC) 1.20%, 5/07/09	1,000,000	1,000,000

PENNSYLVANIA – 32.0%
Allegheny County, PA, Higher Education Building Authority, Daily VRDNs, (Carnegie Mellon University)/(Landesbank Hessen-Thueringen (GTD) SA) 0.37%, 5/01/09	3,500,000	3,500,000
Allentown, PA, Commercial and IDA, Daily VRDNs, (Diocese of Allentown)/(Wachovia Bank N.A., LOC) 0.47%, 5/01/09	2,500,000	2,500,000
[5]Beaver County, PA, IDA, Revenue Bonds, Environmental Impact Recreation, AMT, Daily VRDNs, (BASF Corporation Project) 1.18%, 5/06/09	1,400,000	1,400,000
Chester County, PA, Health & Education Facilities Authority, Health System Refunding Revenue Bonds (Series A) Weekly VRDNs, (Jefferson Health System)/(JP Morgan Chase Bank) 0.50%, 5/06/09	700,000	700,000
Delaware Valley, PA, Regional Finance Authority (Series C) Weekly VRDNs, (Bayerische Landesbank, LOC) 0.50%, 5/06/09	5,000,000	5,000,000
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue (Series A) Weekly VRDNs, (Bayerische Landesbank, LOC) 0.50%, 5/06/09	4,300,000	4,300,000
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue (Series-D) Weekly VRDNs, (Bayerische Landesbank, LOC) 0.50%, 5/06/09	5,000,000	5,000,000
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, BMTF-Mode 1, Weekly VRDNs, (Bayerische Landesbank, LOC) 0.50%, 5/06/09	1,000,000	1,000,000
Erie County, PA, Hospital Authority Refunding Revenue Bonds, Daily VRDNs, (Hamot Health Foundation)/(PNC Bank N.A., LOC) 0.42%, 5/01/09	700,000	700,000
Erie County, PA, Hospital Authority, Health Facility Refunding Revenue Bonds (Series B) Weekly VRDNs, (St. Mary’s Home of Erie)/(Bank of America N.A., LOC) 0.57%, 5/06/09	2,000,000	2,000,000
Geisinger Authority, PA, Health System Refunding Bonds (Series A) Daily VRDNs, (Geisinger Health System Foundation)/(Bank of America N.A.) 0.32%, 5/01/09	5,000,000	5,000,000
Moon IDA, PA, Industrial Development Refunding Revenue Bonds, Weekly VRDNs, (PNC Bank N.A., LOC)/(Executive Office Association Project) 0.48%, 5/07/09	1,900,000	1,900,000

Description	Principal Amount	Value

New Castle, PA, Area Hospital Authority, Hospital Refunding Revenue Bonds, Weekly VRDNs, (Jameson Memorial Hospital)/(FSA INS)/(PNC Bank N.A.) 1.15%, 5/06/09	$9,025,000	$9,025,000
Northampton County, PA, Higher Education Authority, Revenue Bonds (Series A) Weekly VRDNs, (Lehigh University)/(Wachovia Bank N.A.) 0.38%, 5/07/09	3,000,000	3,000,000
[5]Pennsylvania Economic Development Financing Authority, Manufacturing Facilities Revenue, Weekly VRDNs, AMT (Dodge Realty Partners LP)/(PNC Bank LOC) 0.68%, 5/07/09	3,000,000	3,000,000
[5]Pennsylvania Energy Development Authority, Revenue Bonds, Weekly VRDNs, AMT (Edensburg Power Company)/(Landesbank Hessen-Thueringen, LOC) 0.63%, 5/06/09	2,400,000	2,400,000
Pennsylvania State Higher Education Facilities Authority, (Series B) Weekly VRDNs, (Drexel University)/(Landesbank Hessen-Thueringen, LOC) 0.48%, 5/07/09	4,645,000	4,645,000
Pennsylvania State Turnpike Commission (Series Q) Daily VRDNs, (West Deutsche Landes Gironzentrale/Bayerische Landesbank/Landesbank Baden Wurttemberg, LIQ) 0.55%, 5/01/09	6,225,000	6,225,000
0.55%, 5/01/09	3,300,000	3,300,000
Pennsylvania State University, Revenue Bonds (Series A) Weekly VRDNs, (Pennsylvania State University)/(GO of University)/(West Deutsche Landesbank), 0.38%, 5/07/09	6,000,000	6,000,000
Philadelphia, PA, Authority for Industrial Development, Refunding Revenue Bonds (Series A2) Weekly VRDNs, (JP Morgan Chase 50%, Bank of Nova Scotia 50%, LOC) 0.38%, 5/07/09	2,650,000	2,650,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Hospital Refunding Bonds (Series A) Daily VRDNs, (Children’s Hospital of Philadelphia)/(Fleet National Bank) 0.40%, 5/01/09	500,000	500,000
Pittsburgh, PA, Water & Sewer Authority System, Refunding Revenue Bonds (Series B-1) Weekly VRDNs, (FSA INS)/(JP Morgan Chase Bank) 0.90%, 5/07/09	4,500,000	4,500,000
Westmoreland County, PA, IDA, Refunding Revenue Bonds (Series B) Weekly VRDNs, (Excela Health)/(Wachovia Bank N.A., LOC) 0.48%, 5/07/09	1,085,000	1,085,000
Westmoreland County, PA, IDA, Revenue Bonds (Series C) Weekly VRDNs, (Excela Health)/(Wachovia Bank N.A., LOC) 0.48%, 5/07/09	1,095,000	1,095,000
TOTAL PENNSYLVANIA		$80,425,000

SOUTH CAROLINA – 3.7%
Berkeley County, SC, Pollution Control Authority, Revenue Bonds, Daily VRDNs, (Amoco Chemical Co.) 0.35%, 5/01/09	4,950,000	4,950,000
North Charleston, SC, Certificate Participation, Refunding Bonds, Weekly VRDNs, (Public Facilities Convention)/(Bank of America N.A., LOC) 0.55%, 5/06/09	4,500,000	4,500,000
TOTAL SOUTH CAROLINA		$9,450,000

(MTB Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

10	PORTFOLIOS OF INVESTMENTS

MTB Tax-Free Money Market Fund (concluded)

Description	Principal Amount	Value

TENNESSEE – 0.5%
Greeneville, TN, Industrial Development Board Refunding Revenue Bonds, Weekly VRDNs, (PET Inc.)/(BNP Paribas, LOC) 0.73%, 5/07/09	$1,285,000	$1,285,000

TEXAS – 0.5%
Gulf Coast Waste Disposal Authority, TX, Pollution Control, Refunding Revenue Bonds, Daily VRDNs, (Exxon Mobil Corporation) 0.15%, 5/01/09	1,200,000	1,200,000

UTAH – 1.2%
Emery County, UT, Pollution Control Revenue, Weekly VRDNs, (Pacificorp)/(BNP Paribus, LOC) 0.48%, 5/06/09	1,800,000	1,800,000
Washington County-St George Interlocal Agency, UT, Lease Refunding Revenue Bonds Weekly VRDNs, (Bank of America N.A., LOC) 0.50%, 5/07/09	1,100,000	1,100,000
TOTAL UTAH		$2,900,000

WISCONSIN – 4.0%
[5]Wisconsin Housing & Economic Development Authority, Home Ownership Revenue Refunding Bonds, AMT (Series A) Weekly VRDNs, (GO of Authority)/(Westlab AG) 1.25%, 5/06/09	10,000,000	10,000,000

WYOMING – 2.2%
Sublette County, WY, Pollution Control Revenue, Daily VRDNs (Exxon Mobil Corp.) 0.20%, 5/01/09	5,515,000	5,515,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $204,446,000)		$204,446,000

MUNICIPAL BONDS – 13.9%

MAINE – 0.6%
Westbrook, ME, GO Limited, Refunding Notes, (FSA INS) 4.00%, 10/15/09	1,591,000	1,604,477

NEW YORK – 9.5%
Cheektowaga-Maryvale, NY, Union Free School District, GO Unlimited Refunding Notes, BANs (Series A), (State Aid Withholding) 3.00%, 12/22/09	4,540,000	4,573,019
East Hampton Town, NY, GO Unlimited, BANs (Series B) 2.50%, 8/27/09	1,500,000	1,502,376
Metropolitan Transportation Authority, NY, Commuter Facilities Revenue Bonds (Series C-1), (FGIC INS)/(PRF to 7/01/09) 5.30%, 7/01/22	2,475,000	2,488,077
Poughkeepsie City, NY, GO Unlimited Notes, BANs (Series D) 3.00%, 7/17/09	2,865,000	2,872,431
Rockland County, NY, GO Unlimited Notes, TANs 2.00%, 3/09/10	5,000,000	5,035,872
Town of East Hampton, NY, GO Unlimited Notes, BANs (Series A) 2.50%, 12/29/09	2,500,000	2,516,307

Description	Principal Amount	Value

Wheatland Chili, NY, Central School District, GO Unlimited, BANs, (State Aid Withholding) 3.00%, 6/16/09	$5,000,000	$5,006,899
TOTAL NEW YORK		$23,994,981

TEXAS – 2.0%
Texas State, Cash Flow Management Public Improvements, TRANs 3.00%, 8/28/09	5,000,000	5,021,974

WISCONSIN – 1.8%
Fond Du Lac, WI, Waterworks Revenue Notes, BANs 3.50%, 3/01/10	1,115,000	1,133,280
Holmen, WI, School District, GO Unlimited Refunding Notes, BANs (Series B) 3.60%, 12/01/09	3,250,000	3,276,067
TOTAL WISCONSIN		$4,409,347

TOTAL MUNICIPAL BONDS (COST $35,030,779)		$35,030,779

TOTAL INVESTMENTS – 99.9% (COST $250,936,779)		$250,936,779

OTHER ASSETS LESS LIABILITIES – 0.1%		127,912

TOTAL NET ASSETS – 100.0%		$251,064,691

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	250,936,779	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$250,936,779	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

11

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Money Market Fund

At April 30, 2009 the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
U.S. Government Agency & Obligations	53.7%
Commercial Paper	32.5%
Notes – Variable	1.9%
Cash Equivalents[1]	11.9%
Other Assets Less Liabilities — Net[2]	0.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

6COMMERCIAL PAPER – 32.5%

AIR FREIGHT & LOGISTICS – 1.9%
[2,3]United Parcel Service, Inc. 0.31%, 5/04/09	$42,000,000	$41,998,915

ASSET BACKED SECURITIES – 10.6%
[2,3]Atlantis One Funding Corp. 0.60%, 7/06/09	41,000,000	40,954,900
[2,3]CAFCO LLC 0.57%, 6/11/09	40,000,000	39,974,033
[2,3]Ciesco LLC 0.90%, 7/01/09	38,000,000	37,942,050
[2,3]CRC Funding LLC 0.55%, 5/28/09	40,000,000	39,983,500
[2,3]Falcon Asset Securitization Co., LLC 0.37%, 7/29/09	42,000,000	41,961,581
[2,3]Kitty Hawk Funding Corp. 0.50%, 8/13/09	38,000,000	37,945,111
TOTAL ASSET BACKED SECURITIES		$238,761,175

BEVERAGES – 1.7%
[2,3]PepsiCo, Inc. 0.20%, 7/10/09	38,000,000	37,985,222

COMPUTERS – 1.9%
[2,3]Hewlett-Packard Co. 0.50%, 6/02/09	42,000,000	41,981,333

DIVERSIFIED FINANCIAL SERVICES – 1.9%
General Electric Capital Corp. 1.90%, 5/22/09	43,000,000	42,952,342

ELECTRIC – 1.9%
[2,3]Southern Co. 0.25%, 5/15/09	42,000,000	41,995,917

FINANCE – AUTO LOANS – 1.9%
American Honda Finance 0.64%, 6/11/09	42,000,000	41,969,387

Description	Principal Amount	Value

FOOD – 3.6%
[2,3]Nestle Capital Corp. 0.48%, 9/14/09	$40,000,000	$39,927,467
[2,3]Unilever Capital Corp. 0.22%, 6/29/09	41,000,000	40,985,217
TOTAL FOOD		$80,912,684

MEDIA – 1.9%
Walt Disney Co. 0.30%, 5/11/09	42,000,000	41,996,500

MEDICAL – PRODUCTS – 1.8%
[2,3]Johnson & Johnson 0.35%, 10/01/09	41,000,000	40,939,013

OIL & GAS – 3.4%
Chevron Funding Corp. 0.17%, 5/01/09	41,000,000	41,000,000
[2,3]ConocoPhillips 0.27%, 5/04/09	35,000,000	34,999,213
TOTAL OIL & GAS		$75,999,213

TOTAL COMMERCIAL PAPER (COST $727,491,701)		$727,491,701

NOTES – VARIABLE – 1.9%

FINANCE – AUTO LOANS – 1.9%
Toyota Motor Credit Corp. 0.25%, 5/28/09
(COST $41,992,125)	42,000,000	$41,992,125

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 53.7%

FEDERAL FARM CREDIT BANK – 4.4%
[1]0.30%, 5/21/09	100,000,000	100,000,000

FEDERAL HOME LOAN BANK (FHLB) – 24.3%
[6,7]0.19%, 5/01/09	150,000,000	150,000,000

(MTB Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

12	PORTFOLIOS OF INVESTMENTS

MTB Money Market Fund (concluded)

Description	Principal Amount	Value

1.53%, 6/01/09	$85,000,000	$84,888,744
0.50%, 7/13/09	125,000,000	124,873,264
[1]Series 1
1.05%, 5/20/09	135,000,000	134,999,302
1.13%, 7/05/09	50,000,000	49,984,116
TOTAL FEDERAL HOME LOAN BANK		$544,745,426

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 18.3%
[7]1.46%, 5/11/09	84,650,000	84,615,905
[1]1.19%, 6/30/09	100,000,000	100,003,919
[1]1.09%, 7/30/09	75,000,000	75,000,000
[7]0.23%, 6/08/09	150,000,000	149,963,583
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$409,583,407

U.S. TREASURY BILL – 6.7%
[7]0.22%, 8/06/09	150,000,000	149,911,083
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $1,204,239,916)		$1,204,239,916

REPURCHASE AGREEMENTS – 11.9%
Interest In $267,000,000 repurchase agreement 0.16%, dated 4/30/09 under which Deutsche Bank will repurchase U.S. Government securities with various maturities to 5/17/22 for $267,001,187 on 5/01/09. The market value of the underlying securities at the end of the period was $269,671,598. (COST $267,000,000)	267,000,000	$267,000,000

TOTAL INVESTMENTS – 100.0% (COST $2,240,723,742)		$2,240,723,742

OTHER ASSETS LESS LIABILITIES – 0.0*%		98,712

TOTAL NET ASSETS – 100.0%		$2,240,822,454

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	2,240,723,742	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$2,240,723,742	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

13

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Prime Money Market Fund

At April 30, 2009 the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
U.S. Government Agency & Obligations	52.8%
Commercial Paper	29.9%
Notes – Variable	1.4%
Cash Equivalents[1]	15.9%
Other Assets Less Liabilities — Net[2]	0.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in overnight repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

6COMMERCIAL PAPER – 29.9%

AIR FREIGHT & LOGISTICS – 1.4%
[2,3]United Parcel Service, Inc. 0.31%, 5/04/09	$8,000,000	$7,999,793

ASSET BACKED SECURITIES – 10.3%
[2,3]Atlantis One Funding Corp. 0.60%, 7/06/09	9,000,000	8,990,100
[2,3]CAFCO LLC 0.57%, 6/11/09	10,000,000	9,993,508
[2,3]Ciesco LLC 0.90%, 7/01/09	12,000,000	11,981,700
[2,3]CRC Funding LLC 0.55%, 5/28/09	10,000,000	9,995,875
[2,3]Falcon Asset Securitization Co., LLC 0.37%, 7/29/09	8,000,000	7,992,682
[2,3]Kitty Hawk Funding Corp. 0.50%, 8/13/09	9,005,000	8,991,993
TOTAL ASSET BACKED SECURITIES		$57,945,858

BEVERAGES – 2.1%
[2,3]PepsiCo, Inc. 0.20%, 7/10/09	12,000,000	11,995,333

COMPUTERS – 1.4%
[2,3]Hewlett-Packard Co. 0.50%, 6/02/09	8,000,000	7,996,444

DIVERSIFIED FINANCIAL SERVICES – 1.2%
General Electric Capital Corp. 1.90%, 5/22/09	7,000,000	6,992,242

ELECTRIC – 1.4%
[2,3]Southern Co. 0.25%, 5/15/09	8,000,000	7,999,222

FINANCE – AUTO LOANS – 1.4%
American Honda Finance 0.64%, 6/11/09	8,000,000	7,994,169

FOOD – 3.4%
[2,3]Nestle Capital Corp. 0.48%, 9/14/09	10,000,000	9,981,867

Description	Principal Amount	Value

[2,3]Unilever Capital Corp. 0.22%, 6/29/09	$9,000,000	$8,996,755
TOTAL FOOD		$18,978,622

MEDIA – 1.4%
Walt Disney Co. 0.30%, 5/11/09	8,000,000	7,999,333

MEDICAL – PRODUCTS – 1.6%
[2,3]Johnson & Johnson 0.35%, 10/01/09	9,000,000	8,986,613

OIL & GAS – 4.3%
Chevron Funding Corp. 0.17%, 5/01/09	9,000,000	9,000,000
[2,3]ConocoPhillips 0.27%, 5/04/09	15,000,000	14,999,663
TOTAL OIL & GAS		$23,999,663

TOTAL COMMERCIAL PAPER (COST $168,887,292)		$168,887,292

NOTES – VARIABLE – 1.4%

FINANCE – AUTO LOANS – 1.4%
Toyota Motor Credit Corp. 0.25%, 5/28/09
(COST $7,998,500)	8,000,000	$7,998,500

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 52.8%

FEDERAL FARM CREDIT BANK – 3.5%
[1]0.30%, 5/21/09	20,000,000	20,000,000

FEDERAL HOME LOAN BANK (FHLB) – 25.7%
[7]0.19%, 5/01/09	50,000,000	50,000,001
[7]1.53%, 6/01/09	15,000,000	14,980,367
[7]0.50%, 7/13/09	25,000,000	24,974,653

(MTB Prime Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

14	PORTFOLIOS OF INVESTMENTS

MTB Prime Money Market Fund (concluded)

Description	Principal Amount	Value

[1]Series 1
1.05%, 5/20/09	$21,000,000	$20,999,891
1.13%, 7/05/09	33,825,000	33,814,254
TOTAL FEDERAL HOME LOAN BANK		$144,769,166

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 14.7%
[7]1.46%, 5/11/09	13,000,000	12,994,764
[1]1.19%, 6/30/09	25,000,000	25,000,980
[1]1.09%, 7/30/09	15,000,000	15,000,000
[7]0.23%, 6/08/09	30,000,000	29,992,716
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$82,988,460

U.S. TREASURY BILL – 8.9%
[7]0.22%, 8/06/09	50,000,000	49,970,361

TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $297,727,987)		$297,727,987

REPURCHASE AGREEMENTS – 15.9%
Interest In $90,000,000 repurchase agreement 0.16%, dated 4/30/09 under which Deutsche Bank will repurchase U.S. Government securities with various maturities to 12/11/25 for $90,000,400 on 5/01/09. The market value of the underlying securities at the end of the period was $90,900,909. (COST $90,000,000)	90,000,000	$90,000,000

TOTAL INVESTMENTS – 100.0% (COST $564,613,779)		$564,613,779

OTHER ASSETS LESS LIABILITIES – 0.0*%		(79,754)

TOTAL NET ASSETS – 100.0%		$564,534,025

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	564,613,779	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$564,613,779	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

15

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Tax-Free Money Market Fund

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
General Obligations	34.4%
Transportation	10.8%
General Revenue	10.0%
School District	8.5%
Multi-Family Housing	8.1%
Housing	7.0%
Commercial Paper	4.6%
Utilities	4.3%
Power	3.6%
Development	3.0%
Higher Education	2.2%
Education	1.2%
Special Purpose Entity	1.1%
Continuing Care	1.1%
Other Assets Less Liabilities — Net[2]	0.1%

TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

6COMMERCIAL PAPER – 4.6%

NEW YORK – 4.6%
New York State Power Authority, (Baden LOC)/(Bayerische Landesbank (GTD)/(JP Morgan LOC) 0.60%, 7/07/09	$5,000,000	$5,000,000
New York State, (Series 97-A), (Bayerische Landesbank)/(Landesbank Hessen-Thueringen) 0.60%, 6/30/09	4,000,000	4,000,000

TOTAL COMMERCIAL PAPER (COST $9,000,000)		$9,000,000

4SHORT-TERM MUNICIPAL BONDS – 75.0%

NEW YORK – 74.5%
[5]Albany, NY, IDA, Housing Revenue, AMT(Series A) Weekly VRDNs, (South Mall Towers Project)/(FANNIE MAE) 0.53%, 5/07/09	2,700,000	2,700,000
City of New York, NY, GO Unlimited (Series B-Subseries B8) Weekly VRDNs, (Bayerische Landesbank, LOC) 0.33%, 5/06/09	3,200,000	3,200,000
City of New York, NY, GO Unlimited (Subseries H-4) Daily VRDNs, (Bank of New York, LOC) 0.35%, 5/01/09	4,250,000	4,250,000

Description	Principal Amount	Value

City of New York, NY, GO Unlimited, Daily VRDNs, (Subseries A-7) Daily VRDNs, (AMBAC INS)/(Bank of Nova Scotia) 0.60%, 5/01/09	$5,000,000	$5,000,000
Dutchess County, NY, IDA, (Series A) Weekly VRDNs, (Marist College)/(JP Morgan Chase Bank, LOC) 0.45%, 5/07/09	1,570,000	1,570,000
Dutchess County, NY, IDA, Weekly VRDNs, (Trinity-Pawling School Corp.)/(PNC Bank, N.A., LOC) 0.48%, 5/07/09	2,400,000	2,400,000
Metropolitan Transportation Authority, NY, Refunding Revenue Bond (Series D-1) Weekly VRDNs, (FSA INS)/(Westdeutsche Landesbank) 2.00%, 5/07/09	12,000,000	12,000,000
Metropolitan Transportation Authority, NY, Refunding Revenue Bond (Series G) Daily VRDNs, (BNP Paribas, LOC) 0.30%, 5/01/09	3,900,000	3,900,000
New York City, NY, IDA, Civic Facility Revenue Bonds, Weekly VRDNs, (Casa Project)/(National Center for Addiction/Substance)/(Chase Manhattan Bank) 0.38%, 5/07/09	700,000	700,000

(MTB New York Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

16	PORTFOLIOS OF INVESTMENTS

MTB New York Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value

New York City, NY, Capital Residence Corp., Revenue Bonds, (Series A) Weekly VRDNs, (Bank of America N.A., LOC)/(Maimonides Medical Center) 0.40%, 5/07/09	$2,100,000	$2,100,000
New York City, NY, GO Bonds (Series F-4) Weekly VRDNs, (Landesbank Hessen-Thueringen, LOC) 0.33%, 5/06/09	1,475,000	1,475,000
New York City, NY, GO Bonds (Series F-6) Weekly VRDNs, (Morgan Guarantee Trust, LOC) 0.38%, 5/06/09	1,825,000	1,825,000
New York City, NY, GO Bonds (Subseries A-4) Daily VRDNs, (Bayerische Landesbank, LOC) 0.40%, 5/01/09	1,000,000	1,000,000
New York City, NY, GO Bonds (Subseries A-4) Daily VRDNs, (Landesbank Baden-Wurttemberg, LOC) 0.42%, 5/01/09	4,095,000	4,095,000
New York City, NY, GO Bonds (Subseries A-5) Daily VRDNs, (KBC Bank N.V., LOC) 0.35%, 5/01/09	4,200,000	4,200,000
0.35%, 5/01/09	3,700,000	3,700,000
New York City, NY, GO Bonds (Subseries A-5) Weekly VRDNs, (Bank of Nova Scotia, LOC) 0.45%, 5/06/09	1,350,000	1,350,000
New York City, NY, GO Bonds (Subseries A-6) Weekly VRDNs, (Landesbank Baden-Wurttemberg, LOC) 0.40%, 5/06/09	700,000	700,000
New York City, NY, GO Bonds (Subseries I-4) Weekly VRDNs, (Bank of New York, LOC) 0.36%, 5/06/09	3,500,000	3,500,000
New York City, NY, GO Unlimited (Series I-Subseries I-3) Daily VRDNs, (Bank of America N.A., LOC) 0.46%, 5/01/09	8,150,000	8,150,000
New York City, NY, GO Unlimited (Subseries B-2) Daily VRDNs, (Morgan Guaranty Trust) 0.30%, 5/01/09	2,600,000	2,600,000
New York City, NY, GO Unlimited (Subseries E2) Daily VRDNs, (JP Morgan Chase Bank LOC) 0.40%, 5/01/09	1,750,000	1,750,000
New York City, NY, GO Unlimited Bonds (Subseries A-10) Daily VRDNs, (Morgan Guaranty Trust, LOC) 0.30%, 5/01/09	2,400,000	2,400,000
[5]New York City, NY, Housing Development Corp., MFH Revenue Bonds, AMT, (Series A) Weekly VRDNs (Grace Towers Apartments LP)/(Citibank NA, New York LOC), 0.58%, 5/06/09	5,000,000	5,000,000
[5]New York City, NY, Housing Development Corp., MFH Revenue Bonds, AMT (Series A) Weekly VRDNs, (Urban Horizons II LP)/(Citibank NA, LOC) 0.58%, 5/06/09	7,450,000	7,450,000
[5]New York City, NY, Housing Development Corp., MFH, AMT (Series A) Weekly VRDNs, (East 170th Street Association LP)/(Citibank NA, LOC) 0.55%, 5/06/09	3,500,000	3,500,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue (Series F Subseries F-2) Daily VRDNs, (Bayerische Landesbank) 0.32%, 5/01/09	1,050,000	1,050,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Refunding Revenue Bonds, (Series F-2) Weekly VRDNs, (JP Morgan Chase Bank) 0.38%, 5/06/09	3,675,000	3,675,000

Description	Principal Amount	Value

New York City, NY, Transitional Finance Authority (Series A-2) Weekly VRDNs, (Bank of Nova Scotia) 0.28%, 5/06/09	$1,800,000	$1,800,000
New York City, NY, Transitional Finance Authority, (Subseries C4) Daily VRDNs, (Future Tax Secured)/(Landesbank Hessen-Thueringen) 0.32%, 5/01/09	4,605,000	4,605,000
New York State Dormitory Authority, Revenue Bonds, Mental Health Services (Subseries D-2H) Weekly VRDNs, (HSBC Bank USA NA) 0.38%, 5/07/09	2,800,000	2,800,000
New York State Energy Research & Development Authority, Revenue Bonds (Subseries A-1) Weekly VRDNs, (Consolidated Edison Co.)/(Wachovia Bank N.A., LOC) 0.36%, 5/06/09	7,000,000	7,000,000
New York State HFA, Service Contract, Revenue Bonds, (Series B) Weekly VRDNs, (BNP Paribas, LOC) 0.38%, 5/06/09	3,700,000	3,700,000
New York State Local Government Assistance Corp., (Series B) Weekly VRDNs, (GO of Corp.)/(Westdeutsche Landesbank/Bayerische Landesbank, LOC) 0.31%, 5/06/09	3,900,000	3,900,000
New York State Local Government Assistance Corp., Refunding Revenue Bonds, (Sub Lien-Series 4V) Weekly VRDNs, (FSA GO of Corp.)/(WESTLB AG) 1.13%, 5/06/09	2,500,000	2,500,000
New York State Local Government Assistance Corp., Revenue Bonds (Series A) Weekly VRDNs, (GO of Corp.)/(Bayerische Landesbank/Westdeutsche Landesbank, LOC) 0.33%, 5/06/09	900,000	900,000
New York State Local Government Assistance Corp., Revenue Bonds (Series G) Weekly VRDNs, (Bank of Nova Scotia, LOC) 0.32%, 5/06/09	4,700,000	4,700,000
[5]New York State, HFA Revenue Bond, AMT (Series 2005-A) Weekly VRDNs, (L&M 93rd Street LLC)/(Landesbank Hessen-Thueringen, LOC) 0.53%, 5/06/09	7,300,000	7,300,000
New York, NY, GO Unlimited (Subseries B-2) Daily VRDNs, (Morgan Guaranty Trust) 0.30%, 5/01/09	1,000,000	1,000,000
New York, NY, GO Unlimited (Subseries C-2) Weekly VRDNs, (Bayerische Landesbank, LOC) 0.33%, 5/06/09	1,000,000	1,000,000
New York, NY, GO Unlimited (Subseries H-1) Daily VRDNs, (Bank of New York, LOC) 0.40%, 5/01/09	1,770,000	1,770,000
Ontario County, NY, IDA, (Series A) Weekly VRDNs, (Frederick Ferris Thompson Hospital)/(Key Bank of New York, LOC) 0.81%, 5/06/09	2,400,000	2,400,000
Port Authority of New York & New Jersey, Special Obligation Revenue, Refunding Bonds (Series 2) Daily VRDNs, (Versatile Structure Obligation)/(JP Morgan Chase & Co. LOC) 0.45%, 5/01/09	2,300,000	2,300,000
Seneca County, NY, IDA, Weekly VRDNs, (Kidspace National Centers of New York, Inc.)/ (Key Bank, N.A., LOC) 1.40%, 5/07/09	1,930,000	1,930,000

(MTB New York Tax-Free Money Market Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	17

MTB New York Tax-Free Money Market Fund (concluded)

Description	Principal Amount	Value

Suffolk County, NY, IDA, (Series B) Weekly VRDNs, (Maryhaven Center of Hope)/(Key Bank, LOC) 1.50%, 5/06/09	$950,000	$950,000
Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds (Subseries B-4) Weekly VRDNs, (GO of Authority)/(Landesbank Baden Wurttemburgh, LIQ) 0.45%, 5/07/09	1,100,000	1,100,000
TOTAL NEW YORK		$146,895,000

PENNSYLVANIA – 0.5%
Pennsylvania State Turnpike Commission (Series Q) Daily VRDNs, (West Deutsche Landes Gironzentrale/Bayerische Landesbank/Landesbank Baden Wurttemberg, LIQ) 0.55%, 5/01/09	1,000,000	1,000,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $147,895,000)		$147,895,000

MUNICIPAL BONDS – 20.3%

NEW YORK – 18.6%
Campbell-Savona, NY, Central School District, GO Unlimited BANs, (State Aid Withholding) 5.00%, 11/19/09	2,000,000	2,028,032
East Hampton Town, NY, GO Unlimited, BANs (Series B) 2.50%, 8/27/09	1,000,000	1,001,584
Moriah, NY, Central School District, GO Unlimited BANs, (State Aid Withholding) 3.38%, 9/25/09	3,112,000	3,119,515
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Prerefunding Revenue Bonds, (Series A), (FGIC INS)/(PRF to 6/15/09 @ 101) 5.75%, 6/15/31	3,600,000	3,654,144
New York City, NY, Transitional Finance Authority, Revenue Bonds (Series A), (Future Tax Secured)/(MBIA Illinois Reinsurance-IBC)/(PRF to 8/15/09 @ 101) 5.75%, 8/15/24	1,300,000	1,350,060
Poughkeepsie City, NY, GO Unlimited Notes, BANs (Series D) 3.00%, 7/17/09	3,000,000	3,007,781
Rockland County, NY, GO Unlimited Notes, RANs 2.50%, 3/09/10	4,000,000	4,042,200
Rockland County, NY, GO Unlimited Notes, TANs 2.00%, 3/09/10	3,000,000	3,017,715
Sherrill, NY, City School District, GO Unlimited BANs, (State Aid Withholding) 4.38%, 8/21/09	3,444,000	3,465,598
Tarrytown NY, GO Unlimited Notes, BANs 2.50%, 11/13/09	1,438,000	1,445,646
Town of East Hampton, NY, GO Unlimited Notes, BANs (Series A) 2.50%, 12/29/09	2,500,000	2,516,307
Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds (Series A), (GO of Authority)/(PRF 7/01/09 @ 100.5) 5.25%, 1/01/17	1,000,000	1,006,685
TSASC, Inc., NY, Cash flow management, Public Improvements, (Series 1), (Planned Principal 2012)/(PRF to 7/15/09 @ 101) 6.00%, 7/15/18	1,075,000	1,093,766

Description	Principal Amount	Value

TSASC, Inc., NY, Cash flow management, Public Improvements, (Series 1), (Planned Principal 2019)/(PRF to 7/15/09 @ 101) 6.25%, 7/15/27	$1,000,000	$1,018,772
Webster, NY, Central School District, GO UT, (FGIC State Aid Withholding) 5.13%, 6/15/19	1,000,000	1,037,598
Wheatland Chili, NY, Central School District, GO Unlimited, BANs, (State Aid Withholding) 3.00%, 6/16/09	3,805,000	3,810,251
TOTAL NEW YORK		$36,615,654

WISCONSIN – 1.7%
Holmen, WI, School District, GO Unlimited Refunding Notes, BANs (Series B) 3.60%, 12/01/09	3,250,000	3,276,067

TOTAL MUNICIPAL BONDS (COST $39,891,721)		$39,891,721

TOTAL INVESTMENTS – 99.9% (COST $196,786,721)		$196,786,721

OTHER ASSETS LESS LIABILITIES – 0.1%		259,779

TOTAL NET ASSETS – 100.0%		$197,046,500

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	196,786,721	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$196,786,721	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2009

18

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Tax-Free Money Market Fund

At April 30, 2009, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
Development	23.2%
Medical	17.3%
Higher Education	13.2%
School District	10.2%
Pollution Control	9.0%
General Revenue	7.4%
Utilities	6.0%
Transportation	4.3%
Power	3.4%
Airport Development & Maintenance	3.3%
Water & Sewer	1.3%
Facilities	1.1%
Other Assets Less Liabilities — Net[2]	0.3%

TOTAL	100.0%

(1)	Portfolio securities have been assigned to the sector classifications and sub-classifications, if any, at the discretion of the Fund’s advisor.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

Description	Principal Amount	Value

6COMMERCIAL PAPER – 1.7%

PENNSYLVANIA – 1.7%
Montgomery County, PA, IDA, Mandatory Tender, (BNP Paribas) 0.55%, 5/04/09 (Cost $1,000,000)	$1,000,000	$1,000,000

4SHORT-TERM MUNICIPAL BONDS – 76.4%

PENNSYLVANIA – 76.4%
Allegheny County, PA, Higher Education Building Authority, Daily VRDNs, (Carnegie Mellon University)/ (Landesbank Hessen-Thueringen (GTD) SA) 0.37%, 5/01/09	2,050,000	2,050,000
Allentown, PA, Commercial and IDA, Daily VRDNs, (Diocese of Allentown)/(Wachovia Bank N.A., LOC) 0.47%, 5/01/09	2,300,000	2,300,000
Beaver County, PA, IDA, Refunding Revenue Bonds, Weekly VRDNs, (Atlantic Richfield-GTD)/(BP Plc GTD) 0.50%, 5/06/09	2,350,000	2,350,000
Chester County, PA, Health & Education Facilities Authority, Revenue Bonds (Series A) Weekly VRDNs, (Barclay Friends)/(Wachovia Bank N.A., LOC) 0.67%, 5/06/09	300,000	300,000

Description	Principal Amount	Value

Chester County, PA, Health & Education Facilities Authority, Health System Refunding Revenue Bonds (Series A) Weekly VRDNs, (Jefferson Health System)/(JP Morgan Chase Bank) 0.50%, 5/06/09	$1,000,000	$1,000,000
Chester County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs, (Archdiocese of Philadelphia)/(Wachovia Bank, LOC) 0.47%, 5/01/09	2,800,000	2,800,000
Delaware County, PA, IDA, (Series G) Weekly VRDNs, (General Electric Co.-GTD) 0.38%, 5/06/09	1,075,000	1,075,000
Delaware County, PA, IDA Refunding Revenue Bonds (Series G) Weekly VRDNs, (General Electric Capital Corp.) 0.38%, 5/06/09	700,000	700,000
Delaware County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs, (United Parcel Services, Inc.) 0.22%, 5/01/09	1,900,000	1,900,000
Delaware County, PA, IDA, Revenue Bonds (Series G) Weekly VRDNs, (Resource Recovery Facility)/(General Electric Capital Corp.) 0.38%, 5/06/09	1,580,000	1,580,000
Delaware Valley, PA, Regional Finance Authority (Series C) Weekly VRDNs, (Bayerische Landesbank, LOC) 0.50%, 5/06/09	500,000	500,000

(MTB Pennsylvania Tax-Free Money Market Fund continued next page)

April 30, 2009  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	19

MTB Pennsylvania Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value

Delaware Valley, PA, Regional Finance Authority, Local Government Revenue (Series A) Weekly VRDNs, (Bayerische Landesbank, LOC) 0.50%, 5/06/09	$2,100,000	$2,100,000
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue (Series B) Weekly VRDNs, (Bayerische Landesbank, LOC) 0.50%, 5/06/09	200,000	200,000
Erie County, PA, Hospital Authority Refunding Revenue Bonds, Daily VRDNs, (Hamot Health Foundation)/(PNC Bank N.A., LOC) 0.42%, 5/01/09	1,910,000	1,910,000
Erie County, PA, Hospital Authority, Health Facility Refunding Revenue Bonds (Series B) Weekly VRDNs, (St. Mary’s Home of Erie)/(Bank of America N.A., LOC) 0.57%, 5/06/09	1,210,000	1,210,000
Geisinger Authority, PA, Health System Refunding Bonds (Series A) Daily VRDNs, (Geisinger Health System Foundation)/(Bank of America N.A.) 0.32%, 5/01/09	2,100,000	2,100,000
[5]Indiana County, PA, IDA, Revenue Bonds (Series A) Daily VRDNs, AMT (Exelon Generation Co. LLC)/(BNP Paribas, LOC) 0.33%, 5/01/09	2,900,000	2,900,000
Lancaster County, PA, Hospital Authority Revenue Bonds, Daily VRDNs, (Bank of America N.A. LOC)/(Lancaster General Hospital) 0.37%, 5/01/09	1,800,000	1,800,000
Moon IDA, PA, Industrial Development Refunding Revenue Bonds, Weekly VRDNs, (PNC Bank N.A., LOC)/(Executive Office Association Project) 0.48%, 5/07/09	1,000,000	1,000,000
New Castle, PA, Area Hospital Authority, Hospital Refunding Revenue Bonds, Weekly VRDNs, (Jameson Memorial Hospital)/(FSA INS)/(PNC Bank N.A.) 1.15%, 5/06/09	1,000,000	1,000,000
[5]Pennsylvania Energy Development Authority, Revenue Bonds, Weekly VRDNs, AMT (Edensburg Power Company)/(Landesbank Hessen-Thueringen, LOC) 0.63%, 5/06/09	2,000,000	2,000,000
Pennsylvania State Turnpike Commission (Series Q) Daily VRDNs, (West Deutsche Landes Gironzentrale/Bayerische Landesbank/Landesbank Baden Wurttemburgh, LIQ) 0.55%, 5/01/09	1,000,000	1,000,000
0.55%, 5/01/09	1,475,000	1,475,000
Pennsylvania State University, (Series A) Weekly VRDNs, (Pennsylvania State University)/(GO of University)/(JP Morgan Chase Bank N.A.) 0.38%, 5/07/09	500,000	500,000
Pennsylvania State University, Revenue Bonds (Series A) Weekly VRDNs, (Pennsylvania State University)/(GO of University)/(West Deutsche Landesbank), 0.38%, 5/07/09	2,300,000	2,300,000
Pennsylvania State, Higher Educational Facilities Authority, Revenue Bonds (Series I2) Weekly VRDNs, (Mercyhurst College)/(Associated Independent Colleges)/(PNC Bank N.A.) 0.48%, 5/07/09	595,000	595,000

Description	Principal Amount	Value

Philadelphia, PA, Authority for Industrial Development, Refunding Revenue Bonds (Series A2) Weekly VRDNs, (JP Morgan Chase 50%, Bank of Nova Scotia 50%, LOC) 0.38%, 5/07/09	$1,000,000	$1,000,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Hospital Refunding Bonds (Series A) Daily VRDNs, (Children’s Hospital of Philadelphia)/(Fleet National Bank) 0.40%, 5/01/09	700,000	700,000
Philadelphia, PA, IDA Revenue Bonds, Daily VRDNs, (Newcourtland Elder Services)/(PNC Bank N.A., LOC) 0.42%, 5/01/09	1,500,000	1,500,000
Pittsburgh, PA, Water & Sewer Authority System, Refunding Revenue Bonds (Series B-1) Weekly VRDNs, (FSA INS)/(JP Morgan Chase Bank) 0.90%, 5/07/09	2,500,000	2,500,000

TOTAL SHORT-TERM MUNICIPAL BONDS (COST $44,345,000)		$44,345,000

MUNICIPAL BONDS – 21.6%

NEW YORK – 5.1%
Campbell-Savona, NY, Central School District, GO Unlimited BANs, (State Aid Withholding) 5.00%, 11/19/09	1,400,000	1,419,622
New York City, NY, Transitional Finance Authority Revenue Bonds (Series A), (Future Tax Secured)/(PRF to 8/15/09 @ 101) 5.75%, 8/15/18	1,500,000	1,530,577
TOTAL NEW YORK		$2,950,199

PENNSYLVANIA – 13.9%
Daniel Boone, PA, Area School District, GO Limited, (State Aid Withholding) 3.00%, 8/15/09	620,000	621,861
Dover Township, PA, Sewer Authority, Refunding Revenue Bonds (Series A), (Municipal Government GTD) 2.00%, 11/01/09	740,000	741,100
Forest Hills, PA, School District Refunding Revenue Bonds, GO Limited, (Assured Guaranty State Aid Withholding) 3.00%, 11/15/09	960,000	970,367
Penn Trafford, PA, School District, GO Unlimited Refunding Revenue Bonds, (FSA State Aid Withholding) 3.00%, 5/01/09	1,420,000	1,420,000
Pennsylvania State, Public School Building Authority, Community College Revenue Bonds, (Community College of Philadelphia) 3.00%, 6/15/09	2,210,000	2,212,291
Pennsylvania, PA, IDA, Economic Development, Refunding Revenue Bonds, (AMBAC INS) 5.00%, 7/01/09	1,500,000	1,507,280
State Public School Building Authority, PA, College Revenue Bonds (Series A), (Harrisburg Area Community College)/(FSA INS) 4.00%, 10/01/09	605,000	610,250
TOTAL PENNSYLVANIA		$8,083,149

(MTB Pennsylvania Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2009

20	PORTFOLIOS OF INVESTMENTS

MTB Pennsylvania Tax-Free Money Market Fund (concluded)

Description	Principal Amount	Value

WISCONSIN – 2.6%
Holmen, WI, School District, GO Unlimited Refunding Notes, BANs (Series B) 3.60%, 12/01/09	$1,500,000	$1,512,031

TOTAL MUNICIPAL BONDS (COST $12,545,379)		$12,545,379

TOTAL INVESTMENTS – 99.7% (COST $57,890,379)		$57,890,379

OTHER ASSETS LESS LIABILITIES – 0.3%		159,570

TOTAL NET ASSETS – 100.0%		$58,049,949

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	57,890,379	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$57,890,379	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Portfolios of Investments

April 30, 2009  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	21

The categories of investments are shown as a percentage of total net assets at April 30, 2009.

(1)	Floating rate note with current rate and next reset date shown.

(2)	Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2009, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Value	Percentage of Total Net Assets
MTB Money Market Fund
Atlantis One Funding Corp.	4/6/2009	$40,937,817	$40,954,900
CAFCO LLC	4/24/2009	39,969,600	39,974,033
Ciesco LLC	4/9/2009	37,921,150	37,942,050
ConocoPhillips	4/7/2009	34,992,913	34,999,213
CRC Funding LLC	4/16/2009	39,974,333	39,983,500
Falcon Asset Securitization Co., LLC	4/30/2009	41,961,150	41,961,581
Hewlett-Packard Co.	2/2/2009	41,930,000	41,981,333
Johnson & Johnson	4/2/2009	40,927,453	40,939,013
Kitty Hawk Funding Corp.	4/24/2009	37,941,417	37,945,111
Nestle Capital Corp.	3/16/2009	39,902,933	39,927,467
PepsiCo, Inc.	4/17/2009	37,982,267	37,985,222
Southern Co.	3/26/2009	41,985,417	41,995,917
Unilever Capital Corp.	4/6/2009	40,978,953	40,985,217
United Parcel Service, Inc.	2/11/2009	41,970,343	41,998,915
			559,573,472	25.0%
MTB Prime Money Market Fund
Atlantis One Funding Corp.	4/6/2009	8,986,350	8,990,100
CAFCO LLC	4/24/2009	9,992,400	9,993,508
Ciesco LLC	4/9/2009	11,975,100	11,981,700
ConocoPhillips	4/7/2009	14,996,963	14,999,663
CRC Funding LLC	4/16/2009	9,993,583	9,995,875
Falcon Asset Securitization Co., LLC	4/30/2009	7,992,600	7,992,682
Hewlett-Packard Co.	2/2/2009	7,986,667	7,996,444
Johnson & Johnson	4/2/2009	8,984,075	8,986,613
Kitty Hawk Funding Corp.	4/24/2009	8,991,117	8,991,993
Nestle Capital Corp.	3/16/2009	9,975,733	9,981,867
PepsiCo, Inc.	4/17/2009	11,994,400	11,995,333
Southern Co.	3/26/2009	7,997,222	7,999,222
Unilever Capital Corp.	4/6/2009	8,995,380	8,996,755
United Parcel Service, Inc.	2/11/2009	7,994,351	7,999,793
			136,901,548	24.3%

(3)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2009, these liquid restricted securities were as follows:

Fund	Amount	Percentage of Total Net Assets
MTB Money Market Fund	$559,573,472	25.0%
MTB Prime Money Market Fund	136,901,548	24.3%

(4)	Current rate and next reset date shown for Variable Rate Demand Notes.

(5)	At April 30, 2009, 8.5% of the total investments at market value were subject to the federal alternative minimum tax for the Pennsylvania Tax-Free Money Market Fund, 13.2% for New York Tax-Free Money Market Fund, and 11.3% for Tax-Free Money Market Fund.

(6)	Discount rate at time of purchase.

(7)	Zero coupon security. The rate shown reflects the effective yield at purchase date.

*	Represents less than 0.1%.

ANNUAL REPORT  /  April 30, 2009

22	NOTES TO PORTFOLIOS OF INVESTMENTS

The following acronyms are used throughout this report:

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BANs – Bond Anticipation Notes

COL – Collateralized

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GO – General Obligations

GTD – Guaranteed

HEFA – Health and Education Facilities Authority

HFA – Housing Finance Agency

IDA – Industrial Development Authority

IDB – Industrial Development Board

INS – Insured

INSTN – Institution

LIQ – Liquidity Agreement

LOC(s) – Letter(s) of Credit

MBIA – Municipal Bond Investors Assurance

MFH – Multi-Family Housing

PRF – Prerefunded

RANs – Revenue Anticipation Notes

TANs – Tax Anticipation Notes

TRANs – Tax and Revenue Anticipation Notes

VRDNs – Variable Rate Demand Notes

For federal income tax purposes, the following amounts apply as of April 30, 2009:

Fund	Cost of Investments
MTB U.S. Treasury Money Market Fund	$1,289,928,651

MTB U.S. Government Money Market Fund	3,079,182,798

MTB Tax-Free Money Market Fund	250,936,779

MTB Money Market Fund	2,240,723,742

MTB Prime Money Market Fund	564,613,779

MTB New York Tax-Free Money Market Fund	196,786,721

MTB Pennsylvania Tax-Free Money Market Fund	57,890,379

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	23

April 30, 2009	MTB U.S. Treasury Money Market Fund	MTB U.S. Government Money Market Fund	MTB Tax-Free Money Market Fund	MTB Money Market Fund
ASSETS
Investments, at identified cost	$1,289,928,651	$3,079,182,798	$250,936,779	$2,240,723,742

Investments in repurchase agreements	$689,000,000	$479,000,000	$—	$267,000,000
Investments in securities	600,928,651	2,600,182,798	250,936,779	1,973,723,742

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS VALUED AT AMORTIZED COST	1,289,928,651	3,079,182,798	250,936,779	2,240,723,742

Prepaid asset	21,649	535,514	20,708	409,104
Income receivable	1,849,451	1,079,159	535,035	656,798

TOTAL ASSETS	1,291,799,751	3,080,797,471	251,492,522	2,241,789,644

LIABILITIES
Payable to custodian	849,200	879,708	308,646	557,373
Income distribution payable	10,342	247,741	73,051	93,960
Payable for Trustees’ fees	684	397	702	205
Payable for distribution services fee	3,711	147,474	9,093	38,603
Payable for shareholder services fee	—	6,430	4,045	62,299
Accrued expenses	76,651	170,891	32,294	214,750

TOTAL LIABILITIES	940,588	1,452,641	427,831	967,190

NET ASSETS	$1,290,859,163	$3,079,344,830	$251,064,691	$2,240,822,454

NET ASSETS CONSIST OF
Paid-in capital	$1,290,869,538	$3,079,552,356	$251,060,560	$2,240,927,705
Accumulated net realized (loss) on investments	(33)	—	(566)	(11,291)
Undistributed (distributions in excess of) net investment income	(10,342)	(207,526)	4,697	(93,960)

TOTAL NET ASSETS	$1,290,859,163	$3,079,344,830	$251,064,691	$2,240,822,454

COMPUTATION OF NET ASSET VALUE
Class A
Net Assets	$133,754,384	$42,426,776	$21,337,912	$630,429,574

Shares outstanding (unlimited shares authorized)	133,761,146	42,431,109	21,338,651	630,558,748

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Class A2
Net Assets	$—	$—	$—	$320,237,677

Shares outstanding (unlimited shares authorized)	—	—	—	320,303,293

Net Asset Value per share	$—	$—	$—	$1.00

Class B
Net Assets	$—	$—	$—	$417,573

Shares outstanding (unlimited shares authorized)	—	—	—	417,659

Net Asset Value per share	$—	$—	$—	$1.00

Class S
Net Assets	$10,270,939	$—	$—	$30,422,945

Shares outstanding (unlimited shares authorized)	10,271,458	—	—	30,429,179

Net Asset Value per share	$1.00	$—	$—	$1.00

Institutional I Shares
Net Assets	$394,550,281	$1,394,757,846	$180,584,027	$812,096,040

Shares outstanding (unlimited shares authorized)	394,570,227	1,394,900,284	180,590,278	812,262,437

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

Institutional II Shares
Net Assets	$752,283,559	$1,642,160,208	$49,142,752	$447,218,645

Shares outstanding (unlimited shares authorized)	752,321,589	1,642,327,912	49,144,453	447,310,279

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2009

24	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2009	MTB Prime Money Market Fund	MTB New York Tax-Free Money Market Fund	MTB Pennsylvania Tax-Free Money Market Fund
ASSETS
Investments, at identified cost	$564,613,779	$196,786,721	$57,890,379

Investments in repurchase agreements	$90,000,000	$—	$—
Investments in securities	474,613,779	196,786,721	57,890,379

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS VALUED AT AMORTIZED COST	564,613,779	196,786,721	57,890,379

Cash	—	—	10,021
Prepaid asset	94,550	25,809	8,072
Income receivable	97,669	621,699	176,993

TOTAL ASSETS	564,805,998	197,434,229	58,085,465

LIABILITIES
Payable to custodian	128,469	287,346	—
Income distribution payable	71,885	51,040	11,274
Payable for Trustees’ fees	245	601	690
Payable for distribution services fee	—	—	1,119
Payable for shareholder services fee	26,851	17,586	—
Accrued expenses	44,523	31,156	22,433

TOTAL LIABILITIES	271,973	387,729	35,516

NET ASSETS	$564,534,025	$197,046,500	$58,049,949

NET ASSETS CONSIST OF
Paid-in capital	$564,536,968	$197,060,760	$58,046,372
Accumulated net realized (loss) on investments	(2,927)	(6,657)	—
Undistributed (distributions in excess of) net investment income	(16)	(7,603)	3,577

TOTAL NET ASSETS	$564,534,025	$197,046,500	$58,049,949

COMPUTATION OF NET ASSET VALUE
Class A
Net Assets	$—	$83,653,363	$5,137,347

Shares outstanding (unlimited shares authorized)	—	83,659,409	5,137,030

Net Asset Value per share	$—	$1.00	$1.00

Corporate Shares
Net Assets	$564,534,025	$—	$—

Shares outstanding (unlimited shares authorized)	564,539,527	—	—

Net Asset Value per share	$1.00	$—	$—

Institutional I Shares
Net Assets	$—	$113,393,137	$48,766,277

Shares outstanding (unlimited shares authorized)	—	113,401,332	48,763,274

Net Asset Value per share	$—	$1.00	$1.00

Institutional II Shares
Net Assets	$—	$—	$4,146,325

Shares outstanding (unlimited shares authorized)	—	—	4,146,070

Net Asset Value per share	$—	$—	$1.00

See Notes which are an integral part of the Financial Statements

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS	25

Year Ended April 30, 2009	MTB U.S. Treasury Money Market Fund	MTB U.S. Government Money Market Fund	MTB Tax-Free Money Market Fund	MTB Money Market Fund
INVESTMENT INCOME
Interest	$14,747,047	$66,164,128	$2,881,545	$52,585,138

EXPENSES
Investment advisory fee	5,809,828	14,609,307	700,717	11,102,208
Administrative personnel and services fee	355,552	894,918	43,042	679,796
Portfolio accounting and custodian fees	294,798	867,756	46,157	735,262
Transfer and dividend disbursing agent fees and expenses	26,477	13,521	9,366	368,151
Trustees’ fees	10,817	10,469	10,547	10,172
Professional fees	52,844	49,867	42,425	49,713
Distribution services fee—Class A Shares	—	104,260	56,115	—
Distribution services fee—Class A2 Shares	—	—	—	980,596
Distribution services fee—Class B Shares	—	—	—	2,650
Distribution services fee—Class S Shares	51,565	—	—	132,497
Distribution services fee—Institutional II Shares	1,778,672	3,899,799	114,146	1,787,680
Shareholder services fee—Class A Shares	341,285	104,260	56,116	1,886,419
Shareholder services fee—Class A2 Shares	—	—	—	980,596
Shareholder services fee—Class B Shares	—	—	—	884
Shareholder services fee—Institutional I Shares	1,459,621	5,126,757	267,687	2,150,804
Shareholder services fee—Class S Shares	51,306	—	—	132,497
Share registration costs	35,863	24,632	23,633	57,198
Printing and postage	13,471	18,775	2,245	138,582
U.S. Treasury money market guarantee program premiums	349,769	880,097	35,467	699,448
Miscellaneous	124,468	260,289	17,468	171,073

TOTAL EXPENSES	10,756,336	26,864,707	1,425,131	22,066,226

WAIVERS AND REIMBURSEMENTS
Waiver/reimbursement of investment advisory fee	(408,012)	(170,226)	(205,727)	(1,752,154)
Waiver/reimbursement of distribution services fee—Class A Shares	—	(104,260)	(22,446)	—
Waiver/reimbursement of distribution services fee—Class A2 Shares	—	—	—	(980,596)
Waiver/reimbursement of distribution services fee—Class B Shares	—	—	—	(675)
Waiver/reimbursement of distribution services fee—Class S Shares	(19,943)	—	—	(7,993)
Waiver/reimbursement of distribution services fee—Institutional II Shares	(1,189,953)	(2,339,880)	(45,658)	(1,084,017)
Waiver/reimbursement of shareholder services fee—Class A Shares	(155,032)	(3,751)	(935)	(170,763)
Waiver/reimbursement of shareholder services fee—Class A2 Shares	—	—	—	(785,301)
Waiver/reimbursement of shareholder services fee—Class B Shares	—	—	—	(429)
Waiver/reimbursement of shareholder services fee—Institutional I Shares	(1,459,621)	(5,126,757)	(267,687)	(2,150,813)
Waiver/reimbursement of shareholder services fee—Class S Shares	(27,008)	—	—	(21,323)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(865)	(478)	(482)	(10,786)
Reimbursement of principal executive officer fee by Administrator	(6,824)	(19,262)	(776)	(16,407)

TOTAL WAIVERS AND REIMBURSEMENTS	(3,267,258)	(7,764,614)	(543,711)	(6,981,257)

Net expenses	7,489,078	19,100,093	881,420	15,084,969

Net investment income	7,257,969	47,064,035	2,000,125	37,500,169

REALIZED AN UNREALIZED GAIN ON INVESTMENTS
Net realized and unrealized gain on investments	—	—	2	—

Change in net assets resulting from operations	$7,257,969	$47,064,035	$2,000,127	$37,500,169

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

ANNUAL REPORT  /  April 30, 2009

26	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2009	MTB Prime Money Market Fund	MTB New York Tax-Free Money Market Fund	MTB Pennsylvania Tax-Free Money Market Fund
INVESTMENT INCOME
Interest	$8,185,224	$3,242,769	$1,153,746

EXPENSES
Investment advisory fee	1,968,915	730,324	277,219
Administrative personnel and services fee	120,719	44,806	16,973
Portfolio accounting and custodian fees	143,448	55,615	23,744
Transfer and dividend disbursing agent fees and expenses	14,071	15,818	8,371
Trustees’ fees	10,771	10,001	11,009
Professional fees	45,425	42,742	42,597
Distribution services fee—Corporate Shares	1,230,581	—	—
Distribution services fee—Class A Shares	—	—	15,336
Distribution services fee—Institutional II Shares	—	—	9,113
Shareholder service fee—Corporate Shares	1,230,581	—	—
Shareholder services fee—Class A Shares	—	231,732	15,330
Shareholder services fee—Institutional I Shares	—	224,721	148,821
Share registration costs	19,633	24,886	26,931
Printing and postage	6,600	3,200	3,000
U.S. Treasury money market guarantee program premiums	68,978	44,203	13,824
Miscellaneous	132,619	15,764	10,933

TOTAL EXPENSES	4,992,341	1,443,812	623,201

WAIVERS AND REIMBURSEMENTS
Waiver/reimbursement of investment advisory fee	(811,742)	(64,805)	(38,743)
Waiver/reimbursement of distribution services fee—Class A Shares	—	—	(3,387)
Waiver/reimbursement of distribution services fee—Corporate Shares	(1,230,581)	—	—
Waiver/reimbursement of distribution services fee—Institutional II Shares	—	—	(5,489)
Waiver/reimbursement of shareholder services fee—Class A Shares	—	(7,364)	(15,330)
Waiver/reimbursement of shareholder services fee—Institutional I Shares	—	(224,721)	(148,821)
Waiver/reimbursement of shareholder services fee—Corporate Shares	(1,008,988)	—	—
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(507)	(716)	(474)
Reimbursement of principal executive officer fee by Administrator	(2,719)	(793)	(173)

TOTAL WAIVERS AND REIMBURSEMENTS	(3,054,537)	(298,399)	(212,417)

Net expenses	1,937,804	1,145,413	410,784

Net investment income	6,247,420	2,097,356	742,962

REALIZED AN UNREALIZED LOSS ON INVESTMENTS
Net realized and unrealized loss on investments	—	(6,657)	—

Change in net assets resulting from operations	$6,247,420	$2,090,699	$742,962

See Notes which are an integral part of the Financial Statements

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	27

	MTB U.S. Treasury Money Market Fund		MTB U.S. Government Money Market Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$7,257,969	$32,310,554	$47,064,035	$119,878,178
Net realized gain (loss) on investments	—	—	—	—

Change in net assets resulting from operations	7,257,969	32,310,554	47,064,035	119,878,178

Distributions from net investment income
Class A Shares	(647,425)	(3,963,440)	(417,938)	(454,735)
Class S Shares	(93,176)	(910,742)	—	—
Institutional I Shares	(3,636,026)	(14,070,040)	(27,687,941)	(70,768,394)
Institutional II Shares	(2,788,783)	(13,489,472)	(17,869,642)	(49,948,524)

Change in net assets resulting from distributions to shareholders	(7,165,410)	(32,433,694)	(45,975,521)	(121,171,653)

SHARE TRANSACTIONS
Proceeds from sale of shares	5,509,058,351	3,789,096,844	6,397,326,996	8,838,210,205
Net asset value of shares issued to shareholders in payment of distributions declared	514,861	2,074,440	412,888	322,789
Cost of shares redeemed	(5,356,409,806)	(3,509,050,927)	(6,960,654,769)	(7,715,530,246)

Change in net assets resulting from share transactions	153,163,406	282,120,357	(562,914,885)	1,123,002,748

Change in net assets	153,255,965	281,997,217	(561,826,371)	1,121,709,273
NET ASSETS
Beginning of year	1,137,603,198	855,605,981	3,641,171,201	2,519,461,928

End of year	$1,290,859,163	$1,137,603,198	$3,079,344,830	$3,641,171,201

Distributions in excess of net investment income included in net assets at end of year	$(10,342)	$(118,221)	$(207,526)	$(1,296,040)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2009

28	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Tax-Free Money Market Fund		MTB Money Market Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$2,000,125	$3,187,545	$37,500,169	$106,795,921
Net realized gain (loss) on investments	2	56	—	—

Change in net assets resulting from operations	2,000,127	3,187,601	37,500,169	106,795,921

Distributions from net investment income
Class A Shares	(221,729)	(556,055)	(8,944,305)	(32,186,859)
Class A2 Shares	—	—	(5,445,838)	(13,442,374)
Class B Shares	—	—	(1,870)	(3,973)
Class S Shares	—	—	(546,654)	(2,366,345)
Institutional I Shares	(1,224,871)	(1,712,437)	(10,982,176)	(27,891,393)
Institutional II Shares	(561,256)	(906,727)	(10,767,726)	(32,145,657)

Change in net assets resulting from distributions to shareholders	(2,007,856)	(3,175,219)	(36,688,569)	(108,036,601)

SHARE TRANSACTIONS
Proceeds from sale of shares	412,936,670	304,901,792	6,218,734,026	8,226,173,427
Net asset value of shares issued to shareholders in payment of distributions declared	221,240	484,060	13,111,865	30,832,558
Cost of shares redeemed	(293,492,993)	(264,680,515)	(7,246,342,579)	(7,017,566,172)

Change in net assets resulting from share transactions	119,664,917	40,705,337	(1,014,496,688)	1,239,439,813

Change in net assets	119,657,188	40,717,719	(1,013,685,088)	1,238,199,133
NET ASSETS
Beginning of year	131,407,503	90,689,784	3,254,507,542	2,016,308,409

End of year	$251,064,691	$131,407,503	$2,240,822,454	$3,254,507,542

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,697	$12,428	$(93,960)	$(1,234,345)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2009  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	29

	MTB Prime Money Market Fund		MTB New York Tax-Free Money Market Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$6,247,420	$16,990,845	$2,097,356	$3,211,843
Net realized gain (loss) on investments	—	—	(6,657)	31,305

Change in net assets resulting from operations	6,247,420	16,990,845	2,090,699	3,243,148

Distributions from net investment income
Class A Shares	—	—	(974,681)	(2,211,877)
Corporate Shares	(6,053,388)	(17,189,592)	—	—
Institutional I Shares	—	—	(1,117,781)	(1,013,004)
Distributions from net realized gain on investments
Class A Shares	—		(4,689)	(14,490)
Institutional I Shares	—	—	(5,681)	(6,465)

Change in net assets resulting from distributions to shareholders	(6,053,388)	(17,189,592)	(2,102,832)	(3,245,836)

SHARE TRANSACTIONS
Proceeds from sale of shares	1,549,587,589	1,996,772,247	466,854,032	407,865,944
Net asset value of shares issued to shareholders in payment of distributions declared	2,051,810	5,089,659	1,028,159	1,742,853
Cost of shares redeemed	(1,442,074,281)	(1,896,347,150)	(420,740,708)	(371,141,014)

Change in net assets resulting from share transactions	109,565,118	105,514,756	47,141,483	38,467,783

Change in net assets	109,759,150	105,316,009	47,129,350	38,465,095
NET ASSETS
Beginning of year	454,774,875	349,458,866	149,917,150	111,452,055

End of year	$564,534,025	$454,774,875	$197,046,500	$149,917,150

Distributions in excess of net investment income included in net assets at end of year	$(16)	$(194,048)	$(7,603)	$(12,137)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2009

30	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	MTB Pennsylvania Tax-Free Money Market Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008
INCREASED (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$742,962	$783,506
Net realized gain (loss) on investments	—	—

Change in net assets resulting from operations	742,962	783,506

Distributions from net investment income
Class A Shares	(58,907)	(106,085)
Institutional I Shares	(647,697)	(623,183)
Institutional II Shares	(35,291)	(51,784)

Change in net assets resulting from distributions to shareholders	(741,895)	(781,052)

SHARE TRANSACTIONS
Proceeds from sale of shares	156,659,037	140,096,070
Net asset value of shares issued to shareholders in payment of distributions declared	68,262	102,089
Cost of shares redeemed	(167,915,829)	(91,054,708)

Change in net assets resulting from share transactions	(11,188,530)	49,143,451

Change in net assets	(11,187,463)	49,145,905
NET ASSETS
Beginning of year	69,237,412	20,091,507

End of year	$58,049,949	$69,237,412

Undistributed net investment income included in net assets at end of year	$3,577	$2,510

See Notes which are an integral part of the Financial Statements

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS	31

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. TREASURY MONEY MARKET FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.005	0.033	0.043	0.028	0.011
Less Distribution from Net Investment Income	(0.005)	(0.033)	(0.043)	(0.028)	(0.011)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	0.54%	3.40%	4.42%	2.91%	1.07%
Net Assets, End of Period (millions)	$133,754	$103,488	$108,698	$117,863	$152,536
Ratios to Average Net Assets
Gross Expense	0.74%	0.76%	0.78%	1.02%	1.13%
Net Expenses(b)	0.60%	0.74%	0.72%	0.79%	0.65%
Net Investment Income	0.48%	3.32%	4.33%	2.84%	1.06%

CLASS S SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.004	0.031	0.041	0.028	0.010
Less Distribution from Net Investment Income	(0.004)	(0.031)	(0.041)	(0.028)	(0.010)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	0.43%	3.14%	4.18%	2.88%	0.95%
Net Assets, End of Period (millions)	$10,271	$21,153	$27,794	$28,842	$19,603
Ratios to Average Net Assets
Gross Expense	0.99%	1.01%	1.03%	1.02%	1.13%
Net Expenses(b)	0.74%	0.99%	0.96%	0.81%	0.76%
Net Investment Income	0.45%	3.27%	4.10%	2.79%	0.98%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.007	0.036	0.046	0.032	0.012
Less Distribution from Net Investment Income	(0.007)	(0.036)	(0.046)	(0.032)	(0.012)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	0.68%	3.66%	4.66%	3.22%	1.23%
Net Assets, End of Period (millions)	$394,550	$565,532	$336,470	$337,038	$294,260
Ratios to Average Net Assets
Gross Expense	0.74%	0.75%	0.77%	0.78%	0.88%
Net Expenses(b)	0.46%	0.49%	0.49%	0.49%	0.49%
Net Investment Income	0.64%	3.64%	4.57%	3.20%	1.24%

INSTITUTIONAL II SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.006	0.035	0.044	0.031	0.012
Less Distribution from Net Investment Income	(0.006)	(0.035)	(0.044)	(0.031)	(0.012)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	0.58%	3.51%	4.51%	3.10%	1.16%
Net Assets, End of Period (millions)	$752,284	$447,430	$382,644	$396,703	$383,305
Ratios to Average Net Assets
Gross Expense	0.74%	0.75%	0.77%	0.79%	0.88%
Net Expenses(b)	0.54%	0.64%	0.63%	0.60%	0.56%
Net Investment Income	0.39%	3.22%	4.40%	3.05%	1.13%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

32	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. GOVERNMENT MONEY MARKET FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.011	0.038	0.044	0.030	0.012
Less Distribution from Net Investment Income	(0.011)	(0.038)	(0.044)	(0.030)	(0.012)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.14%	3.97%	4.53%	3.06%	1.19%
Net Assets, End of Period (millions)	$42,427	$26,789	$23,755	$5,504	$878
Ratios to Average Net Assets
Gross Expense	0.99%	0.99%	1.01%	1.02%	1.11%
Net Expenses(b)	0.73%	0.70%	0.72%	0.82%	0.69%
Net Investment Income	0.97%	3.77%	4.67%	3.17%	1.23%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.013	0.041	0.047	0.034	0.014
Less Distribution from Net Investment Income	(0.013)	(0.041)	(0.047)	(0.034)	(0.014)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.34%	4.20%	4.83%	3.45%	1.45%
Net Assets, End of Period (millions)	$1,394,758	$2,196,947	$1,420,028	$1,281,353	$1,210,017
Ratios to Average Net Assets
Gross Expense	0.73%	0.73%	0.76%	0.76%	0.86%
Net Expenses(b)	0.48%	0.45%	0.45%	0.43%	0.43%
Net Investment Income	1.38%	3.97%	4.74%	3.41%	1.45%

INSTITUTIONAL II SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net Investment Income	0.012	0.040	0.046	0.033	0.014
Less Distribution from Net Investment Income	(0.012)	(0.040)	(0.046)	(0.033)	(0.014)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.23%	4.09%	4.74%	3.38%	1.38%
Net Assets, End of Period (millions)	$1,642,160	$1,417,435	$1,075,679	$849,308	$786,260
Ratios to Average Net Assets
Gross Expense	0.73%	0.73%	0.76%	0.76%	0.85%
Net Expenses(b)	0.58%	0.55%	0.54%	0.50%	0.49%
Net Investment Income	1.17%	3.88%	4.63%	3.36%	1.31%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	33

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.010	0.024	0.027	0.020	0.009
Net realized and unrealized gain (loss)	—	0.001	—	—	—

Total Income (Loss) From Operations	0.010	0.025	0.027	0.020	0.009

Less Distributions From:
Net Investment Income	(0.010)	(0.025)	(0.027)	(0.020)	(0.009)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.010)	(0.025)	(0.027)	(0.020)	(0.009)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.00%	2.49%	2.78%	1.99%	0.89%
Net Assets, End of Period (millions)	$21,338	$22,194	$19,781	$31,402	$54,013
Ratios to Average Net Assets
Gross Expense	1.03%	1.08%	1.09%	1.09%	1.19%
Net Expenses(b)	0.80%	0.79%	0.80%	0.75%	0.64%
Net Investment Income	0.99%	2.44%	2.72%	1.97%	0.89%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.014	0.028	0.031	0.023	0.011
Net realized and unrealized gain (loss)	—	0.001	—	—	—

Total Income (Loss) From Operations	0.014	0.029	0.031	0.023	0.011

Less Distributions From:
Net Investment Income	(0.014)	(0.029)	(0.031)	(0.023)	(0.011)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.014)	(0.029)	(0.031)	(0.023)	(0.011)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.40%	2.88%	3.19%	2.36%	1.14%
Net Assets, End of Period (millions)	$180,584	$70,133	$41,617	$54,359	$62,563
Ratios to Average Net Assets
Gross Expense	0.78%	0.90%	0.84%	0.84%	0.94%
Net Expenses(b)	0.42%	0.39%	0.41%	0.39%	0.39%
Net Investment Income	1.14%	2.75%	3.13%	2.32%	1.13%

INSTITUTIONAL II SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.012	0.026	0.030	0.022	0.011
Net realized and unrealized gain (loss)	—	0.001	—	—	—

Total Income (Loss) From Operations	0.012	0.027	0.030	0.022	0.011

Less Distributions From:
Net Investment Income	(0.012)	(0.027)	(0.030)	(0.022)	(0.011)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.012)	(0.027)	(0.030)	(0.022)	(0.011)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.25%	2.74%	3.04%	2.25%	1.07%
Net Assets, End of Period (millions)	$49,143	$39,081	$29,292	$37,806	$41,640
Ratios to Average Net Assets
Gross Expense	0.78%	0.82%	0.84%	0.84%	0.94%
Net Expenses(b)	0.56%	0.54%	0.55%	0.50%	0.46%
Net Investment Income	1.21%	2.64%	2.98%	2.23%	1.05%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

34	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MONEY MARKET FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.011	0.041	0.046	0.030	0.012
Net realized and unrealized gain (loss)	—	—	—	—	0.000 (c)

Total Income (Loss) From Operations	0.011	0.041	0.046	0.030	0.012

Less Distributions From:
Net Investment Income	(0.011)	(0.041)	(0.046)	(0.030)	(0.012)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.011)	(0.041)	(0.046)	(0.030)	(0.012)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.13%	4.14%	4.72%	3.06%	1.16%
Net Assets, End of Period (millions)	$630,429	$837,674	$740,486	$745,488	$771,286
Ratios to Average Net Assets
Gross Expense	0.76%	0.75%	0.78%	1.03%	1.14%
Net Expenses(b)	0.67%	0.67%	0.63%	0.86%	0.73%
Net Investment Income	1.20%	3.97%	4.62%	3.01%	1.13%

CLASS A2 SHARES(d)	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.013	0.043	0.047	0.033	0.013
Net realized and unrealized gain (loss)	—	—	—	—	0.000 (c)

Total Income (Loss) From Operations	0.013	0.043	0.047	0.033	0.013

Less Distributions From:
Net Investment Income	(0.013)	(0.043)	(0.047)	(0.033)	(0.013)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.013)	(0.043)	(0.047)	(0.033)	(0.013)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.30%	4.35%	4.83%	3.33%	1.29%
Net Assets, End of Period (millions)	$320,238	$459,544	$156,286	$8,961	$8,579
Ratios to Average Net Assets
Gross Expense	1.00%	0.99%	1.03%	1.04%	1.14%
Net Expenses(b)	0.49%	0.47%	0.49%	0.60%	0.61%
Net Investment Income	1.42%	3.98%	4.85%	3.29%	1.43%

CLASS B SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.006	0.033	0.039	0.028	0.009
Net realized and unrealized gain (loss)	—	—	—	—	0.000 (c)

Total Income (Loss) From Operations	0.006	0.033	0.039	0.028	0.009

Less Distributions From:
Net Investment Income	(0.006)	(0.033)	(0.039)	(0.028)	(0.009)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.006)	(0.033)	(0.039)	(0.028)	(0.009)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	0.62%	3.37%	4.01%	2.79%	0.86%
Net Assets, End of Period (millions)	$417	$271	$116	$183	$171
Ratios to Average Net Assets
Gross Expense	1.53%	1.49%	1.50%	1.45%	1.64%
Net Expenses(b)	1.14%	1.42%	1.34%	1.08%	1.02%
Net Investment Income	0.54%	2.96%	3.57%	2.80%	0.82%

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	35

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MONEY MARKET FUND – (continued)

CLASS S SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.009	0.038	0.043	0.030	0.010
Net realized and unrealized gain (loss)	—	—	—	—	0.000 (c)

Total Income (Loss) From Operations	0.009	0.038	0.043	0.030	0.010

Less Distributions From:
Net Investment Income	(0.009)	(0.038)	(0.043)	(0.030)	(0.010)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.009)	(0.038)	(0.043)	(0.030)	(0.010)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	0.92%	3.88%	4.40%	3.01%	0.97%
Net Assets, End of Period (millions)	$30,423	$62,025	$61,091	$45,691	$47,094
Ratios to Average Net Assets
Gross Expense	1.00%	1.00%	1.03%	1.04%	1.14%
Net Expenses(b)	0.88%	0.92%	0.93%	0.91%	0.92%
Net Investment Income	1.07%	3.75%	4.33%	2.97%	0.96%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.013	0.043	0.048	0.035	0.015
Net realized and unrealized gain (loss)	—	—	—	—	0.000 (c)

Total Income (Loss) From Operations	0.013	0.043	0.048	0.035	0.015

Less Distributions From:
Net Investment Income	(0.013)	(0.043)	(0.048)	(0.035)	(0.015)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.013)	(0.043)	(0.048)	(0.035)	(0.015)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.35%	4.40%	4.92%	3.52%	1.48%
Net Assets, End of Period (millions)	$812,096	$790,578	$502,907	$508,399	$563,829
Ratios to Average Net Assets
Gross Expense	0.76%	0.74%	0.78%	0.79%	0.88%
Net Expenses(b)	0.45%	0.42%	0.43%	0.41%	0.41%
Net Investment Income	1.31%	4.09%	4.82%	3.46%	1.48%

INSTITUTIONAL II SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.012	0.042	0.047	0.034	0.014
Net realized and unrealized gain (loss)	—	—	—	—	0.000 (c)

Total Income (Loss) From Operations	0.012	0.042	0.047	0.034	0.014

Less Distributions From:
Net Investment Income	(0.012)	(0.042)	(0.047)	(0.034)	(0.014)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.012)	(0.042)	(0.047)	(0.034)	(0.014)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.25%	4.29%	4.82%	3.43%	1.41%
Net Assets, End of Period (millions)	$447,219	$1,104,416	$555,422	$550,498	$326,475
Ratios to Average Net Assets
Gross Expense	0.74%	0.74%	0.78%	0.79%	0.88%
Net Expenses(b)	0.53%	0.52%	0.53%	0.50%	0.48%
Net Investment Income	1.55%	3.93%	4.73%	3.48%	1.41%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Represents less than $0.001.
(d)	Formerly Institutional Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

36	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PRIME MONEY MARKET FUND

CORPORATE SHARES(c)	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.013	0.043	0.048	0.034	0.015
Net realized and unrealized gain (loss)	—	—	—	—	(0.000	)(d)

Total Income (Loss) From Operations	0.013	0.043	0.048	0.034	0.015

Less Distributions From:
Net Investment Income	(0.013)	(0.043)	(0.048)	(0.034)	(0.015)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.013)	(0.043)	(0.048)	(0.034)	(0.015)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.35%	4.44%	4.94%	3.49%	1.48%
Net Assets, End of Period (millions)	$564,534	$454,775	$349,459	$313,897	$308,968
Ratios to Average Net Assets
Gross Expense	1.01%	0.97%	1.03%	1.03%	1.14%
Net Expenses(b)	0.39%	0.37%	0.40%	0.43%	0.42%
Net Investment Income	1.27%	4.19%	4.83%	3.44%	1.48%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Formerly Institutional Shares.
(d)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2009  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	37

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB NEW YORK TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.010		0.024		0.028	0.020	0.009
Net realized and unrealized gain (loss)	—		0.000	(c)	—	—	0.000	(c)

Total Income (Loss) From Operations	0.010		0.024		0.028	0.020	0.009

Less Distributions From:
Net Investment Income	(0.010)		(0.024)		(0.028)	(0.020)	(0.009)
Net Realized gains	(0.000	)(c)	(0.000	)(c)	—	—	(0.000	)(c)

Total Distributions	(0.010)		(0.024)		(0.028)	(0.020)	(0.009)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.06%		2.47%		2.86%	2.04%	0.90%
Net Assets, End of Period (millions)	$83,653		$100,280		$80,685	$98,113	$116,150
Ratios to Average Net Assets
Gross Expense	0.79%		0.80%		0.84%	1.06%	1.18%
Net Expenses(b)	0.75%		0.74%		0.72%	0.71%	0.64%
Net Investment Income	1.06%		2.36%		2.81%	2.02%	0.88%

INSTITUTIONAL I SHARES	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.013		0.025		0.030	0.022	0.009
Net realized and unrealized gain (loss)	—		0.002		—	—	0.000	(c)

Total Income (Loss) From Operations	0.013		0.027		0.030	0.022	0.009

Less Distributions From:
Net Investment Income	(0.013)		(0.027)		(0.030)	(0.022)	(0.009)
Net Realized gains	(0.000	)(c)	(0.000	)(c)	—	—	(0.000	)(c)

Total Distributions	(0.013)		(0.027)		(0.030)	(0.022)	(0.009)

Net Asset Value, End of Period	$ 1.00		$ 1.00		$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.30%		2.72%		3.08%	2.24%	0.92%
Net Assets, End of Period (millions)	$113,393		$49,637		$30,767	$27,958	$27,306
Ratios to Average Net Assets
Gross Expense	0.79%		0.80%		0.85%	0.85%	0.93%
Net Expenses(b)	0.50%		0.49%		0.50%	0.52%	0.62%
Net Investment Income	1.24%		2.52%		3.02%	2.22%	0.89%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2009

38	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PENNSYLVANIA TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.010	0.025	0.028	0.019	0.008
Net realized and unrealized gain (loss)	—	—	—	—	—

Total Income (Loss) From Operations	0.010	0.025	0.028	0.019	0.008

Less Distributions From:
Net Investment Income	(0.010)	(0.025)	(0.028)	(0.019)	(0.008)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.010)	(0.025)	(0.028)	(0.019)	(0.008)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	0.97%	2.50%	2.81%	1.96%	0.79%
Net Assets, End of Period (millions)	$5,137	$6,320	$3,817	$663	$832
Ratios to Average Net Assets
Gross Expense	1.13%	1.30%	1.41%	1.42%	1.74%
Net Expenses(b)	0.76%	0.75%	0.77%	0.80%	0.77%
Net Investment Income	0.98%	2.41%	2.83%	1.94%	0.86%

INSTITUTIONAL I SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.011	0.027	0.030	0.022	0.010
Net realized and unrealized gain (loss)	—	—	—	—	—

Total Income (Loss) From Operations	0.011	0.027	0.030	0.022	0.010

Less Distributions From:
Net Investment Income	(0.011)	(0.027)	(0.030)	(0.022)	(0.010)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.011)	(0.027)	(0.030)	(0.022)	(0.010)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.16%	2.71%	3.03%	2.20%	0.96%
Net Assets, End of Period (millions)	$48,766	$59,232	$15,343	$29,677	$20,758
Ratios to Average Net Assets
Gross Expense	0.88%	1.04%	1.16%	1.18%	1.47%
Net Expenses(b)	0.57%	0.55%	0.57%	0.58%	0.59%
Net Investment Income	1.09%	2.46%	2.96%	2.22%	0.95%

INSTITUTIONAL II SHARES	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (Loss) From Operations:
Net Investment Income	0.011	0.026	0.029	0.021	0.010
Net realized and unrealized gain (loss)	—	—	—	—	—

Total Income (Loss) From Operations	0.011	0.026	0.029	0.021	0.010

Less Distributions From:
Net Investment Income	(0.011)	(0.026)	(0.029)	(0.021)	(0.010)
Net Realized gains	—	—	—	—	—

Total Distributions	(0.011)	(0.026)	(0.029)	(0.021)	(0.010)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return(a)	1.06%	2.61%	2.97%	2.17%	0.96%
Net Assets, End of Period (millions)	$4,146	$3,685	$931	$1,020	$1,894
Ratios to Average Net Assets
Gross Expense	0.89%	1.03%	1.15%	1.15%	1.47%
Net Expenses(b)	0.67%	0.65%	0.65%	0.58%	0.59%
Net Investment Income	0.97%	2.38%	2.90%	2.12%	1.02%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	39

MTB Group of Funds

April 30, 2009

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of

27 portfolios, 7 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 20 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Objectives
MTB U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	To seek current income with liquidity and stability of principal.

MTB U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	To seek current income and provide liquidity and security of principal.

MTB Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)(d)	Maximizing current income exempt from federal income tax and providing liquidity and stability of principal.

MTB Money Market Fund (“Money Market Fund”)(d)	To seek current income with liquidity and stability of principal.

MTB Prime Money Market Fund (“Prime Money Market Fund”)(d)	To seek current income with liquidity and stability of principal.

MTB New York Tax-Free Money Market Fund (“New York Tax-Free Money Market Fund”)(d)	To seek a high level of current interest income that is exempt from federal regular income tax as is consistent with liquidity and relative stability of principal.

MTB Pennsylvania Tax-Free Money Market Fund (“Pennsylvania Tax-Free Money Market Fund”)(d)	Maximizing current income exempt from federal and Pennsylvania personal income taxes and providing liquidity and security of principal.

(d)	Diversified

All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

As of the close of business on December 31, 2008, the Funds’ Class B Shares are no longer available for purchase by new or existing shareholders. Shareholders of Class B Shares of the Funds on that date may retain their current Class B Shares, but will not be able to purchase additional Class B Shares except through the reinvestment of dividends and distributions. Shareholders may still redeem their Class B Shares at any time, subject to any applicable deferred sales charges. Shareholders will also retain the ability to exchange their Class B Shares for Class B Shares of other funds in the Trust. Additionally, Rule 12b-1 fees will continue to be assessed and collected on the Class B Shares of the Funds.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Investment Valuation – The Money Market Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

The Funds adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS 157”), effective at the beginning of the Fund’s current fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s net assets as of April 30, 2009 is included with each Fund’s Portfolio of Investments.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

40	NOTES TO FINANCIAL STATEMENTS

to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Funds treat the repurchase agreement as an investment in the underlying securities and not as an obligation of the counterparty to the repurchase agreement. Other repurchase agreements are treated as obligations of the counterparty secured by the underlying securities. Nevertheless, the insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. All Funds, except Prime Money Market Fund, offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distribution rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Accretion – All premiums and discounts are amortized/accreted.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	41

3.	SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	MTB U.S. Treasury Money Market Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	1,153,506,573	$1,153,506,573	1,302,398,552	$1,302,398,552
Shares issued to shareholders in payment of distributions declared	479,971	479,971	2,065,014	2,065,014
Shares redeemed	(1,123,724,714)	(1,123,724,714)	(1,309,652,736)	(1,309,652,736)

Net change resulting from Class A Shares Transactions	30,261,830	$30,261,830	(5,189,170)	$(5,189,170)

Class S Shares
Shares sold	146,508,240	$146,508,240	161,385,737	$161,385,737
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(157,401,746)	(157,401,746)	(168,017,989)	(168,017,989)

Net change resulting from Class S Shares Transactions	(10,893,506)	$(10,893,506)	(6,632,252)	$(6,632,252)

Institutional I Shares
Shares sold	1,476,315,519	$1,476,315,519	1,122,522,023	$1,122,522,023
Shares issued to shareholders in payment of distributions declared	34,890	34,890	9,426	9,426
Shares redeemed	(1,647,335,294)	(1,647,335,294)	(893,414,428)	(893,414,428)

Net change resulting from Institutional I Shares Transactions	(170,984,885)	$(170,984,885)	229,117,021	$229,117,021

Institutional II Shares
Shares sold	2,732,728,019	$2,732,728,019	1,202,790,532	$1,202,790,532
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(2,427,948,052)	(2,427,948,052)	(1,137,965,773)	(1,137,965,774)

Net change resulting from Institutional II Shares Transactions	304,779,967	$304,779,967	64,824,759	$64,824,758

Net change resulting from share transactions	153,163,406	$153,163,406	282,120,358	$282,120,357

	MTB U.S. Government Money Market Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	130,123,623	$130,123,623	131,969,885	$131,969,885
Shares issued to shareholders in payment of distributions declared	412,888	412,888	322,788	322,789
Shares redeemed	(114,897,627)	(114,897,627)	(129,253,631)	(129,253,630)

Net change resulting from Class A Shares Transactions	15,638,884	$15,638,884	3,039,042	$3,039,044

Institutional I Shares
Shares sold	2,542,634,865	$2,542,634,865	2,822,978,704	$2,822,978,704
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(3,345,418,258)	(3,345,418,258)	(2,045,417,416)	(2,045,417,416)

Net change resulting from Institutional I Shares Transactions	(802,783,393)	$(802,783,393)	777,561,288	$777,561,288

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

42	NOTES TO FINANCIAL STATEMENTS

	MTB U.S. Government Money Market Fund (continued)
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Institutional II Shares
Shares sold	3,724,568,508	$3,724,568,508	5,883,261,616	$5,883,261,616
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(3,500,338,884)	(3,500,338,884)	(5,540,859,200)	(5,540,859,200)

Net change resulting from Institutional II Shares Transactions	224,229,624	$224,229,624	342,402,416	$342,402,416

Net change resulting from share transactions	(562,914,885)	$(562,914,885)	1,123,002,746	$1,123,002,748

	MTB Tax-Free Money Market Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	63,715,273	$63,715,273	25,499,039	$25,499,039
Shares issued to shareholders in payment of distributions declared	221,233	221,232	484,060	484,060
Shares redeemed	(64,798,702)	(64,798,702)	(23,571,538)	(23,571,538)

Net change resulting from Class A Shares Transactions	(862,196)	$(862,197)	2,411,561	$2,411,561

Institutional I Shares
Shares sold	211,927,019	$211,927,019	162,748,041	$162,748,041
Shares issued to shareholders in payment of distributions declared	8	8	—	—
Shares redeemed	(101,476,382)	(101,476,382)	(134,237,382)	(134,237,382)

Net change resulting from Institutional I Shares Transactions	110,450,645	$110,450,645	28,510,659	$28,510,659

Institutional II Shares
Shares sold	137,294,378	$137,294,378	116,654,712	$116,654,712
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(127,217,909)	(127,217,909)	(106,871,595)	(106,871,595)

Net change resulting from Institutional II Shares Transactions	10,076,469	$10,076,469	9,783,117	$9,783,117

Net change resulting from share transactions	119,664,918	$119,664,917	40,705,337	$40,705,337

	MTB Money Market Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	2,707,507,852	$2,707,507,852	3,400,731,250	$3,400,731,253
Shares issued to shareholders in payment of distributions declared	7,151,239	7,151,239	18,743,703	18,746,228
Shares redeemed	(2,922,376,595)	(2,922,376,595)	(3,321,941,787)	(3,321,941,787)

Net change resulting from Class A Shares Transactions	(207,717,504)	$(207,717,504)	97,533,166	$97,535,694

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	43

	MTB Money Market Fund (continued)
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A2 Shares
Shares sold	190,321,634	$190,321,634	479,652,773	$479,652,640
Shares issued to shareholders in payment of distributions declared	5,354,552	5,354,552	11,333,246	11,333,243
Shares redeemed	(335,107,120)	(335,107,120)	(187,547,979)	(187,547,980)

Net change resulting from Class A2 Shares* Transactions	(139,430,934)	$(139,430,934)	303,438,040	$303,437,903

Class B Shares
Shares sold	463,713	$463,713	330,563	$330,563
Shares issued to shareholders in payment of distributions declared	1,797	1,797	3,053	3,053
Shares redeemed	(319,214)	(319,214)	(178,451)	(178,451)

Net change resulting from Class B Shares Transactions	146,296	$146,296	155,165	$155,165

Class S Shares
Shares sold	513,636,230	$513,636,230	654,565,618	$654,565,618
Shares issued to shareholders in payment of distributions declared	126	126	1,587	1,587
Shares redeemed	(545,032,625)	(545,032,625)	(653,614,942)	(653,614,942)

Net change resulting from Class S Shares Transactions	(31,396,269)	$(31,396,269)	952,263	$952,263

Institutional I Shares
Shares sold	1,564,874,705	$1,564,874,705	1,710,714,332	$1,710,714,331
Shares issued to shareholders in payment of distributions declared	600,399	600,399	746,323	746,323
Shares redeemed	(1,544,002,178)	(1,544,002,178)	(1,423,531,427)	(1,423,531,427)

Net change resulting from Institutional I Shares Transactions	21,472,926	$21,472,926	287,929,228	$287,929,227

Institutional II Shares
Shares sold	1,241,929,892	$1,241,929,892	1,980,179,022	$1,980,179,022
Shares issued to shareholders in payment of distributions declared	3,752	3,752	2,124	2,124
Shares redeemed	(1,899,504,847)	(1,899,504,847)	(1,430,751,585)	(1,430,751,585)

Net change resulting from Institutional II Shares Transactions	(657,571,203)	$(657,571,203)	549,429,561	$549,429,561

Net change resulting from share transactions	(1,014,496,688)	$(1,014,496,688)	1,239,437,423	$1,239,439,813

	MTB Prime Money Market Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Corporate Shares
Shares sold	1,549,587,589	$1,549,587,589	1,996,772,247	$1,996,772,247
Shares issued to shareholders in payment of distributions declared	2,051,810	2,051,810	5,089,659	5,089,659
Shares redeemed	(1,442,074,282)	(1,442,074,281)	(1,896,347,148)	(1,896,347,150)

Net change resulting from Transactions	109,565,117	$109,565,118	105,514,758	$105,514,756

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

44	NOTES TO FINANCIAL STATEMENTS

	MTB New York Tax-Free Money Market Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	233,844,001	$233,844,001	255,315,018	$255,315,023
Shares issued to shareholders in payment of distributions declared	922,360	922,360	1,697,102	1,697,101
Shares redeemed	(251,391,104)	(251,391,104)	(237,414,192)	(237,414,193)

Net change resulting from Class A Shares Transactions	(16,624,743)	$(16,624,743)	19,597,928	$19,597,931

Institutional I Shares
Shares sold	233,010,031	$233,010,031	152,550,921	$152,550,921
Shares issued to shareholders in payment of distributions declared	105,799	105,799	45,752	45,752
Shares redeemed	(169,349,604)	(169,349,604)	(133,726,597)	(133,726,821)

Net change resulting from Institutional I Shares Transactions	63,766,226	$63,766,226	18,870,076	$18,869,852

Net change resulting from share transactions	47,141,483	$47,141,483	38,468,004	$38,467,783

	MTB Pennsylvania Tax-Free Money Market Fund
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	14,345,263	$14,345,263	14,367,429	$14,367,429
Shares issued to shareholders in payment of distributions declared	58,654	58,654	90,351	90,351
Shares redeemed	(15,585,906)	(15,585,906)	(11,956,267)	(11,956,267)

Net change resulting from Class A Shares Transactions	(1,181,989)	$(1,181,989)	2,501,513	$2,501,513

Institutional I Shares
Shares sold	136,521,884	$136,521,883	117,155,179	$117,155,180
Shares issued to shareholders in payment of distributions declared	9,607	9,607	11,736	11,735
Shares redeemed	(147,000,294)	(147,000,294)	(73,279,225)	(73,279,226)

Net change resulting from Institutional I Shares Transactions	(10,468,803)	$(10,468,804)	43,887,690	$43,887,689

Institutional II Shares
Shares sold	5,791,891	$5,791,891	8,573,461	$8,573,461
Shares issued to shareholders in payment of distributions declared	1	1	3	3
Shares redeemed	(5,329,629)	(5,329,629)	(5,819,215)	(5,819,215)

Net change resulting from Institutional II Shares Transactions	462,263	$462,263	2,754,249	$2,754,249

Net change resulting from share transactions	(11,188,529)	$(11,188,530)	49,143,452	$49,143,451

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	45

4.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to an expiring capital loss carryforward. For the year ended April 30, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Distributions in Excess of Income	Paid-In Capital	Accumulated Net Realized Loss
MTB U.S. Treasury Money Market Fund	$15,320	$(15,320)	—
MTB Money Market Fund	328,785	(328,785)	—
MTB New York Tax-Free Money Market Fund	(360)	—	$360

Net investment income (loss), net realized gain (loss), and net assets were not affected by these reclassifications.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended April 30, 2009 and 2008 were as follows:

Fund	Return of Capital	2009 Ordinary Income*		2008 Ordinary Income
MTB U.S. Treasury Money Market Fund	$(15,320)	$7,150,090		$32,433,694
MTB U.S. Government Money Market Fund	—	45,975,521		121,171,653
MTB Tax-Free Money Market Fund	—	2,007,856	**	3,175,219	***
MTB Money Market Fund	(328,785)	36,359,784		108,036,601
MTB Prime Money Market Fund	—	6,053,388		17,189,592
MTB New York Tax-Free Money Market Fund	—	2,102,832	**	3,245,836	***
MTB Pennsylvania Tax-Free Money Market Fund	—	741,895	**	781,052	***

*	For tax purpose short-term capital gain distributions are considered ordinary income distributions.
**	Included in this amount is tax exempt income of $2,007,856 , $2,092,822 and $741,895 for the Tax-Free Money Market Fund, New York Tax Free Money Market Fund, and Pennsylvania Tax-Free Money Market Fund.

***	Included in this amount is tax exempt income of $3,175,219, $3,224,881 and $781,052 for Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund, respectively.

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed (Distribution in Excess of) Ordinary Income	Capital Loss Carryforward
MTB U.S. Treasury Money Market Fund	$(10,342)	$(33)
MTB U.S. Government Money Market Fund	(207,526)	—
MTB Tax-Free Money Market Fund	4,697 *	(568)
MTB Money Market Fund	(93,960)	(11,291)
MTB Prime Money Market Fund	(16)	(2,927)
MTB New York Tax-Free Money Market Fund	(7,603)*	(6,657)
MTB Pennsylvania Tax-Free Money Market Fund	3,577 *	—

*	Included in this amount is tax exempt income of $4,697 , ($7,603) and $3,577 for the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund

As of April 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed in the three-year period ended April 30, 2009 remain subject to examination by the Internal Revenue Service.

At April 30, 2009, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in						Total Capital Loss
Fund	2010	2011	2012	2013	2014	2017	Carryforwards
MTB U.S. Treasury Money Market Fund	$—	$—	$—	$—	$33	$—	$33
MTB Tax-Free Money Market Fund	568	—	—	—	—	—	568
MTB Money Market Fund	—	11,291	—	—	—	—	11,291
MTB Prime Money Market Fund	—	2,750	—	—	177	—	2,927
MTB New York Tax-Free Money Market	—	—	—	—	—	6,657	6,657

The New York Tax-Free Money Market Funds used capital loss carryforwards of $340 to offset taxable capital gains realized during the year ended April 30, 2009. The Tax-Free Money Market Fund used capital loss carryforwards of $2 to offset taxable capital gain realized during the year ended April 30, 2009.

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

46	NOTES TO FINANCIAL STATEMENTS

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisory – MTB Investment Advisors, Inc. (the “Advisor”), receives for its services an annual investment advisory fee equal to 0.40% of each Fund’s average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. For the year ended April 30, 2009, the Advisor voluntarily agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of each Fund in order to limit each Fund’s average expenses for the year to the net expense ratios shown in each Fund’s financial highlights. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

During the year ended April 30, 2009, the Advisor voluntarily waived portion of its investment advisory fees. In addition, the Funds’ service providers waived certain other expenses. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time.

Administrative Fee – Bank of New York Mellon provides the Trust fund administration, accounting, and custody services. Fees for such services are based on assets and volume of transactions. Effective April 1, 2008, MTB Investment Advisors, Inc. (“MTBIA”) replaced M&T Securities Inc, (“M&T”) as co-administrator to the Trust. MTBIA, in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds.

Fees payable to MTBIA (For the year ended April 30, 2009).

Maximum Fee	Average Aggregate Daily Net Assets of the Trust
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

MTBIA may voluntarily choose to waive any portion of its fee. MTBIA can modify or terminate its voluntary waiver at any time at its sole discretion.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds, except U.S. Treasury Money Market Fund’s Class A Shares, Money Market Fund’s Class A Shares and New York Tax-Free Money Market Fund’s Class A Shares, to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares, Class A2 Shares, Class S Shares, Corporate Shares and Institutional II Shares and up to 0.75% of the average daily net assets of the Funds’ Class B Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares.

The Funds may waiver or reduce the maximum amount of distribution service fees it pays from time to time in its sole discretion. In addition, ALPS, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled. For the year ended April 30, 2009, ALPS did not retain any fees paid by the Funds.

Sales Charges – The Class A Shares of all the Funds bear front-end sales charges. Class B Shares may be subject to a contingent deferred sales charge (“CDSC”). The redemption proceeds with respect to Class B Shares may be reduced by the CDSC and the CDSC decreases the longer Class B Shares are held. Class B Shares convert to Class A Shares (which pay lower ongoing expenses) eight years after purchase. This is a non-taxable event.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS Fund Services, Inc., the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class A2 Shares, Class B Shares, Class S Shares, Corporate Shares and Institutional I Shares to financial intermediaries (which may include ALPS Fund Services, Inc, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, an affiliate of the advisor, has entered into a Shareholder Services Agreement with ALPS Fund Services, Inc., under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provide shareholder services to. The Funds may waive, reimburse or reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive, reimburse or reduce any fees to which they are entitled. For the year ended April 30, 2009 neither ALPS Fund Services Inc. nor any affiliate retained any fees paid by the Funds. For the year ended April 30, 2009, M&T or an affiliate received a portion of the fees paid by the Funds which are listed in the chart below.

Fund	Shareholder Services Fee
MTB U.S. Treasury Money Market Fund	$180,731
MTB U.S. Government Money Market Fund	100,988
MTB Tax Free Money Market Fund	54,960
MTB Money Market Fund	2,036,118
MTB Prime Money Market Fund	236,957
MTB New York Tax-Free Money Market Fund	230,313

Other Service Providers – Foreside Management Services. LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds. For the period from September 10, 2007 through September 10, 2008, the Bank of New York Mellon has agreed to pay FMS’ fee in excess of $135,000 per annum. For the twelve month period ending September 10, 2009, Bank of New York Mellon will pay 50% of FMS’ fee in excess of $135,000. After September 10, 2009, the Funds will pay the entire FMS fee. The amounts paid by the Bank of New York Mellon are shown as reimbursements on the Statements of Operations.

ALPS Fund Services, Inc. provides transfer agency services to the Trust. For the period November 16, 2007 through November 16, 2010, the Bank of New York Mellon has agreed to pay the excess amount of fees payable to ALPS Fund Services, Inc. for transfer agency services when the total expenses payable to all Funds exceed $1,047,803 per year. These amounts are shown as reimbursements on the Statements of Operations.

(continued on next page)

April 30, 2009  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	47

General – Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

6.	CONCENTRATION OF CREDIT RISK

Since New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. At April 30, 2009, Tax-Free Money Market Fund was invested 32% in Pennsylvania and 18% in New York State. In order to reduce the credit risk associated with such factors, at April 30, 2009, 18.3% for Tax-Free Money Market Fund, 15.4% for New York Tax-Free Money Market Fund and 26.4% for Pennsylvania Tax-Free Money Market Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 7.4% for Tax-Free Money Market Fund, 5.6% for New York Tax-Free Money Market Fund and 13.2% for Pennsylvania Tax-Free Money Market Fund.

7.	LINE OF CREDIT

The Trust participated in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with The Bank of New York Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. On February 11, 2009, the LOC was amended. The borrowing rate was increased to 1.00% per annum over the Federal Funds Rate. The commitment fee was also increased to 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to the Bank of New York Mellon. The termination date of this LOC is February 10, 2010. The Funds did not utilize the LOC for the year ended April 30, 2009.

8.	OTHER MATTERS

On October 7, 2008, the Board of Trustees (the “Trustees”) approved the participation of Prime Money Market Fund, Money Market Fund, Tax Free Money Market Fund, U.S. Government Money Market Fund, New York Tax-Free Money Market Fund, Pennsylvania Tax-Free Money Market Fund and U.S. Treasury Money Market Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program

for Money Market Funds (the “Program”) through December 18, 2008. On December 3, 2008, the Trustees approved the Funds participation in the Program which was extended through April 30, 2009. In addition, on April 18, 2009, the Board of Trustees approved the Funds participation in the Program to extend through September 18, 2009, (exclusive of the MTB U.S. Treasury Money Market Fund) which is the expected termination date of the program.

The Funds are responsible for payment of fees required to participate in the Program. The participation fees for the initial three-month term of the Program, the extension through April 30, 2009, and the extension through September 18, 2009, are 0.01%, 0.015% and 0.015%, respectively, of the net asset value of each Fund as of September 19, 2008. This expense will be borne by each Fund without regard to any expense limitation currently in effect for the Fund and therefore shared among all shareholders while the program is in effect.

While the Program is in effect, shareholders of record of a participating fund on September 19, 2008 who continuously maintain a positive account balance in that fund from the period of September 19, 2008 until the date, if any, on which the fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”) will be protected up to the lesser of (a) the number of shares owned by record holder on September 19, 2008 or (b) the number of shares owned by the record holder on the date of the Guarantee Event. A shareholder will receive the lesser of these two amounts even if his or her account balance fluctuates to zero after September 19, 2008, provided the account has remained open continuously since September 19, 2008. However, if a shareholder who owns shares covered by the program closes his or her account or transfers shares to a new account, the shares will not be covered. “Sweep” type accounts also will be protected up to that amount despite having values that fluctuate to zero after September 19, 2008.

During the period from December 23, 2008 to May 21, 2009, the U.S. Treasury Money Market Fund stopped accepting purchases from new investors with respect to all classes of shares. This was done in an effort to protect existing shareholders from the prevailing market environment, declining interest rates and low yields on U.S. Treasury securities during that period which reduced opportunities for the Fund to invest in new cash flows. However, effective May 21, 2009, the Fund’s Advisor decided to re-open the Fund to new investors, often determining that the conditions in this regard had abated.

As stated in the Fund’s prospectuses, the Fund reserves the right to reject any purchase request for any reason. Please note that the foregoing limitations on purchases do not relate to the rights of shareholders to redeem their shares of the Fund.

(continued on next page)

ANNUAL REPORT  /  April 30, 2009

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities of MTB U.S. Treasury Money Market Fund, MTB U.S. Government Money Market Fund, MTB Tax-Free Money Market Fund, MTB Money Market Fund, MTB Prime Money Market Fund, MTB New York Tax-Free Money Market Fund and MTB Pennsylvania Tax-Free Money Market Fund, seven of the Funds constituting MTB Group of Funds (the “Funds”), including the portfolios of investments, as of April 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds of the MTB Group of Funds at April 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 25, 2009

April 30, 2009  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	49

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 27 funds and is the only investment company in the Fund complex. Unless otherwise noted, each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Kenneth G. Thompson* Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: September 4, 1964 TRUSTEE Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank. Other Directorships Held: None
Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: November 19, 1958 TRUSTEE Began serving: December 2007	Principal Occupation: President and Chief Executive Officer, MTB Investment Advisors, Inc. Other Directorships Held: None

*Kenneth G. Thompson and Jeffrey Durkee are “interested” due to positions they hold with M&T Bank, the parent of the Funds’ Advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia PO Box 438 West Falls, NY 14170 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Chairman, Community Foundation for Greater Buffalo; Chairman, Buffalo Olmsted Parks Conservancy.

Other Directorships Held: The Energy East Corp.; Community Foundation for
Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

John S. Cramer 2840 Oakwood Drive Harrisburg, PA 17110 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (health care company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President Emeritus, Pinnacle Health Systems (health care).

ANNUAL REPORT  /  April 30, 2009

50	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Daniel R. Gernatt, Jr. 13870 Taylor Hollow Roads Collins, NY 14034 Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupation: President, CEO and CFO, Gernatt Family Companies; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD 21204 Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Positions: Vice Chairman of Signet Banking Corp.

Richard B. Seidel 1729 Hibberd Lane West Chester, PA 19380 Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupation: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None

Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY 14221 Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupation: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President, Buffalo Club Board.

Other Directorships Held: None

Previous Positions: Chairman, Federal Reserve (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisus College.

OFFICERS

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Timothy L. Brenner One M&T Plaza Buffalo, NY 14221 Birth date: December 3, 1956 PRESIDENT Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank, President of M&T Life Insurance Company.
Michael D. Daniels 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 26, 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Funds; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA from 2006 to 2007; Vice President, Calamos Asset Management from 2004 to 2006; Vice President, JP Morgan Chase Bank from 2002 to 2004.

April 30, 2009  /  ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	51

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions
Jeffrey M. Seling 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: September 20, 1970 VICE PRESIDENT Began serving: June 2007	Principal Occupation: Vice President, M&T Bank. Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.
Bradley J. Swenson 1290 Broadway, Suite 1100 Denver, CO 80203 Birth date: November 11, 1972 AML COMPLIANCE OFFICER Began serving: September 2007	Principal Occupation: Chief Compliance Officer, ALPS Distributors, Inc. Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.
Guy Nordahl 200 Park Avenue, 55th Floor New York, NY 10166 Birth date: August 27, 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.
Lisa Grosswirth 101 Barclay, 13E New York, NY 10286 Birth date: July 12, 1963 SECRETARY Began serving: September 2007	Principal Occupation: Assistant Vice President, BNY Mellon Asset Servicing since 2004. Previous Positions: Supervisory Paralegal, The Dreyfus Corporation, 1998 through 2004.
Richard Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth date: October 23, 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: President and Managing Partner, Foreside Financial
Group, LLC.

Previous Positions: President and Secretary, Bainbridge Capital Management, LLC from June 2004 to June 2006, Vice President, Bainbridge Capital Management from
August 2002 to May 2004.

Thomas R. Rus 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank, 2003-2004; Vice President and Trust Counsel, AllFirst Financial, Inc., 1995-2003.

Charles M. Barrett 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: March 3, 1972 VICE PRESIDENT Began serving: June 2008

Principal Occupation: Vice President, MTB Investment Advisors, Inc., Director of Mutual Fund Sales since April 2008.

Previous Positions: Sales Vice President, John Hancock Funds from 2004 to 2008; Regional Director, Alliance Bernstein Investment Research and Management from 1995 to 2004.

Eric B. Paul 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: February 2, 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Vice President, M&T Bank from 2003 to Present; Director of Proprietary Products, M&T Bank since April 2008.

ANNUAL REPORT  /  April 30, 2009

52

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Funds’ website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

April 30, 2009  /  ANNUAL REPORT

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Co-Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and

Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Transfer Agent and Dividend

Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Independent Registered Public

Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.

Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

(06/09)

1-800-836-2211  /  mtbfunds.com

MTB FUNDS

100 EAST PRATT STREET, 15th FLOOR

BALTIMORE, MD 21202

MTB-AR-000-0609

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b) There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Joseph J. Castiglia, William H. Cowie, Jr., John S. Cramer, and Richard B. Seidel.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2009 - $535,450

Fiscal year ended 2008 - $548,000

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2009 - $0

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively. Fiscal year end 2009 - Issuance of consents in relation to form N-1A and N-14 filings.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2009 - $253,300

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2009 - $86,922

Fiscal year ended 2008 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2009 - 0%

Fiscal year ended 2008 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2009 - 0%

Fiscal year ended 2008 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2009 - 0%

Fiscal year ended 2008 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not Applicable

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2009 - $371,569

Fiscal year ended 2008 - $0

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	INVESTMENTS

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to report.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MTB Group of Funds

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 30, 2009

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 30, 2009

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 30, 2009